UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811- 07215

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 17

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2020

Date of reporting period:	10/31/2020

Item 1 – Reports to Stockholders

PGIM TOTAL RETURN BOND FUND

ANNUAL REPORT

OCTOBER 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Total Return Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2020.

During the first four months of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first four months of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied around the globe throughout the spring and summer as states reopened their economies, but became more volatile during the last two months of the period as investors worried that a surge in coronavirus infections would stall the economic recovery. For the period overall, large-cap US and emerging market stocks rose, small-cap US stocks were virtually unchanged, and stocks in developed foreign markets declined.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Total Return Bond Fund

December 15, 2020

PGIM Total Return Bond Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/20
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	1.24	4.04	4.21	—
(without sales charges)	4.64	4.73	4.55	—
Class C
(with sales charges)	2.84	3.95	3.78	—
(without sales charges)	3.82	3.95	3.78	—
Class R
(without sales charges)	4.37	4.46	4.29	—
Class Z
(without sales charges)	4.93	5.00	4.82	—
Class R2
(without sales charges)	4.44	N/A	N/A	4.81 (12/27/17)
Class R4
(without sales charges)	4.77	N/A	N/A	5.10 (12/27/17)
Class R6
(without sales charges)	5.03	5.09	N/A	5.18 (12/27/10)
Bloomberg Barclays US Aggregate Bond Index
	6.19	4.08	3.55	—

Average Annual Total Returns as of 10/31/20 Since Inception (%)
	Class R2, R4 (12/27/17)	Class R6 (12/27/10)
Bloomberg Barclays US Aggregate Bond Index	5.25	3.79

Since Inception returns are provided for any share class that has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays US Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2010) and the account values at the end of the current fiscal year (October 31, 2020), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Total Return Bond Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder services fee	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

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Benchmark Definitions

Bloomberg Barclays US Aggregate Bond Index—The Bloomberg Barclays US Aggregate Bond Index is unmanaged and represents securities that are SEC registered, taxable, and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Distributions and Yields as of 10/31/20
	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.95	1.75	1.73
Class C	0.85	1.09	1.09
Class R	0.92	1.56	1.30
Class Z	0.99	2.08	2.05
Class R2	0.93	1.68	1.51
Class R4	0.97	1.92	1.77
Class R6	1.01	2.17	2.16

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Total Return Bond Fund	7

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 10/31/20 (%)
AAA	35.0
AA	7.3
A	14.8
BBB	20.7
BB	7.8
B	3.9
CCC	1.2
Not Rated	6.9
Cash/Cash Equivalents	2.4
Total Investments	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

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Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Total Return Bond Fund’s Class Z shares returned 4.93% in the 12-month reporting period that ended October 31, 2020, underperforming the 6.19% return of the Bloomberg Barclays US Aggregate Bond Index (the Index).

What were the market conditions?

•

Following several stable months, the second half of the reporting period was dominated by the global outbreak of COVID-19, its economic impact, and the resulting decline in risk sentiment around the globe. After generating sizable returns throughout the latter part of 2019, credit spreads widened sharply during the first quarter of 2020 as COVID-19 and an oil price shock led to acute declines across most fixed income spread sectors. In response to unprecedented monetary and fiscal stimulus programs aimed at stabilizing the economy and financial markets, spreads subsequently tightened sharply, but most spread sectors remained wider than their pre-COVID-19 levels at the end of the period.

•

At the beginning of the period, spread sectors benefited from accommodative central banks, low and range-bound interest rates, and an extended (albeit slow) economic expansion. As 2019 progressed, the Federal Reserve (the Fed) delivered a series of 0.25% cuts to the federal funds target rate, which ended the year in a range of 1.50%-1.75%. The cuts came in response to slowing global economic growth, worsening trade conflicts between the US and China, and persistently below-target inflation rates. While US gross domestic product (GDP) grew 2.1% in the fourth quarter of 2019 and consumer spending remained strong, the US outlook faced risks from global and domestic headwinds, including weaker economic growth abroad, persistent trade war uncertainties, and global political risks.

•

At the start of 2020, the global economy appeared poised to stabilize and perhaps even improve, with manufacturing bottoming out across a number of countries and a pipeline of monetary stimulus in place following a global round of central bank easing in the second half of 2019. The optimism generated by the US-China trade deal, a positive turn in the global technology cycle, and central banks’ bias to ease further, if needed, shifted perceived economic risks from being skewed to the downside to being more balanced, as possible upside risks came into view. But then COVID-19 hit headlines, with person-to-person transmission reported in January 2020 marking a turning point. Financial markets then witnessed a dramatic turn of events, perhaps best exemplified by the sharp drop in US Treasury yields.

•

After generating gains throughout the latter part of 2019, spread sectors declined sharply during the first quarter of 2020. US investment-grade corporate bond spreads rose to a high of approximately 375 basis points (bps) in mid-March before narrowing into the end of the quarter following aggressive actions from the Fed. (One basis point

PGIM Total Return Bond Fund	9

Strategy and Performance Overview (continued)

equals 0.01%.) Collateralized loan obligation (CLO) spreads widened across the board, with AAA-rated tranches widening 117 bps to 250 bps and AA-rated tranches widening 195 bps during the quarter. Commercial mortgage-backed securities (CMBS) spreads also widened across the capital stack, with spreads on high-quality tranches of conduit CMBS widening by 98 bps during the quarter and by as much as 250 bps during March 2020 before the Fed intervened to stabilize markets. High yield bond spreads rose to a post financial crisis wide of 1,087 bps the last week of March, up from a trough of 338 bps in January.

•

With the US economy decelerating rapidly and financial markets selling off sharply, the Fed cut the federal funds target rate by 0.50% on March 3 and then by another 1.00% on March 15. It quickly deployed—and then moved beyond—its playbook from the global financial crisis by reducing the federal funds target rate to a range of 0.00%-0.25%, reopening its swap lines, unleashing unlimited quantitative easing purchases, and injecting huge quantities of liquidity into the markets. Reintroducing the Term Asset-Backed Securities Loan Facility (TALF), the Fed sought to further support credit flow and market liquidity by expanding the program to include non-agency CMBS and CLOs, in addition to a wide swath of consumer and commercial asset-backed securities, as eligible collateral. For its part, Congress approved $2.5 trillion of spending and tax breaks to provide help for the unemployed, cash to many households, and resources for small businesses.

•

Following a difficult first quarter, spread markets rebounded sharply in the second and third quarters as the Fed’s unprecedented monetary responses—including a near-zero federal funds rate and purchases of MBS and CMBS, along with its primary and secondary corporate credit facilities and TALF—significantly improved market liquidity. Risk-on sentiment amid improving economic data and a gradual reopening of the economy helped spreads decline sharply over the last seven months of the period. However, by the end of the period, most assets remained wider than where they began the year. Investment-grade spreads and high yield spreads continued to tighten in the third quarter and ended the period at 125 bps and 525 bps, respectively, staying well wide of where they began the year. Spreads on high-quality tranches of conduit CMBS continued to tighten but also remained wider than they were at the start of 2020. Meanwhile, CLO AAA-rated tranches are one of the few assets that have revisited pre-COVID-19 levels, ending the period only slightly wider than where they began the year.

•

US Treasury rates sold off and steepened for the entire period, with the 10-year/2-year Treasury spread rising from 0.17% to 0.74% during the period. US Treasury yields fell sharply, with the yield on the 2-year Treasury note declining from 1.63% to 0.18% and the yield on the 10-year Treasury note declining from 1.78% to 0.88%. In early August 2020, the US 10-year Treasury dropped to its year-to-date lows as COVID-19 cases

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flared up across the country, with the yield dropping to 50 bps and the curve flattening amid uncertainty over the economic reopening. The Treasury curve then bear-steepened the last three months of the period as the US 5-year yield rose by 17 bps and the 30-year yield rose by 46 bps after the Fed adjusted its inflation-targeting framework to allow for overshoots of its 2% target. (Bear steepening is a change in the yield curve wherein longer-term yields rise faster than short-term yields.)

What worked?

•

Overall security selection and duration positioning both contributed to performance over the reporting period. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.)

•	Strong security selection was highlighted by positioning in emerging markets, sovereigns, CLOs, Treasuries, and non-agency mortgages.

•	Within corporates, positioning in the foreign non-corporate, healthcare & pharmaceutical, telecommunications, and chemicals industries contributed to performance.

•

Corporate bond positions in Occidental Petroleum Corp. (upstream energy), Morgan Stanley (banking), and Kraft Heinz Foods Co. (consumer non-cyclical) were among the largest single-name contributors. An underweight to US Treasuries and an overweight to Greece relative to the Index were the largest contributors to performance.

•

During the period, the Fund’s strategy to manage duration was a significant contributor to performance. Specifically, the Fund’s long duration positioning contributed positively to results as US-dollar rates were lower during the period. The Fund’s active duration positioning ranged from 0.1 years short to 1.0 years long during the period, ending it at +0.7 years—the longer end of the range.

•

While overall sector allocation detracted modestly from performance, an underweight to mortgage-backed securities and overweights to investment-grade corporates and high yield bonds relative to the Index contributed to returns.

What didn’t work?

•	Although overall security selection contributed to the Fund’s performance, positioning in investment-grade corporates, CMBS, high yield, and asset-backed securities limited results.

•	Within corporates, positions in the gaming, lodging, & leisure; banking; midstream energy; and railroads sectors were the largest detractors from performance.

PGIM Total Return Bond Fund	11

Strategy and Performance Overview (continued)

•	Goldman Sachs International (banking), AMC Entertainment Holdings Inc. (gaming, lodging, & leisure), and Citigroup (banking) were among the largest single-name detractors.

•	Looking at sector allocation, overweights to emerging market debt, CLOs, and CMBS relative to the Index limited results over the period.

•

The Fund occasionally has modest notional exposure to non-US dollar currencies across a diversified basket of currencies in faster-growing emerging and developed countries. The Fund’s foreign-exchange currency market (FX) positioning hurt performance during the period.

•	The Fund’s yield curve-flattener positioning detracted from performance as the curve steepened over the period.

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures, options, and swaps to help manage duration positioning and yield curve exposure. Over the period, swaps and futures contributed to performance while options had a negligible impact. Credit default swaps and credit default swap index (CDX) positions were used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. Overall, credit derivative exposure detracted during the period. In addition, the Fund traded foreign-exchange derivatives, which had a negative impact on performance over the period.

Current outlook

•

COVID-19 and the lockdowns implemented to fight it have taken a heavy toll on the economy, with US growth absorbing the most severe hit in many decades. The severity of the contraction triggered a torrent of monetary and fiscal stimulus, including cutting the federal funds rate, initiating asset purchases, and expanding liquidity facilities. In response to unprecedented monetary and fiscal stimulus programs aimed at stabilizing the economy and financial markets, spread sectors rebounded sharply during the last seven months of the reporting period.

•

Developed market interest rates remained range-bound in the third quarter of 2020, and PGIM Fixed Income generally expects the trend to continue in the fourth quarter of 2020 with periodic bouts of volatility in risk assets. With the heightened probability for increased, short-term volatility, PGIM Fixed Income continues to believe that the US 10-year yield may trade near the bottom of the current 50-100 bp range through the end of the year. PGIM Fixed Income is constructive on US duration amid a steep term premium and expectations that an incrementally slower economic recovery without meaningful inflation risks will prompt the Fed to maintain a highly accommodative

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policy stance for the foreseeable future given how far it is from achieving its inflation and labor market goals. In a recently announced change to its framework for conducting monetary policy, the Fed confirmed that it will now be targeting an inflation rate of 2% on average over time, while permitting periods of overshooting 2% to make up for previous undershoots. Thus, the federal funds rate can be expected to stay at its current level for some time.

•

Although spread sectors have continued to rebound from their March wides, spreads largely remain wide of their pre-COVID-19 levels. PGIM Fixed Income remains cautious on certain sectors that are most exposed to negative, longer-term impacts associated with the pandemic. However, PGIM Fixed Income maintains a positive view of the credit sectors over the medium to long term and currently holds allocations in an array of credit sectors, including investment-grade and high yield corporates, high-quality structured products, and emerging markets. In PGIM Fixed Income’s view, these allocations represent attractive value in relation to Treasuries and agency mortgage-backed securities.

•

The US election process, the policy aftermath, and COVID-19 are just a few of the risks investors face in the fourth quarter of 2020 and beyond. But the configuration of value, fundamentals, and fiscal and monetary policies leaves PGIM Fixed Income relatively optimistic about the bond market outlook. Unless the market’s worst fears materialize, PGIM Fixed Income expects credit sectors to perform better than feared, finding that the combination of moderate growth and high levels of quantitative easing keeps government yields low and encourages a search for yield that further compresses credit spreads.

PGIM Total Return Bond Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Total Return Bond Fund		Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,047.10	0.76%	$3.91
	Hypothetical	$1,000.00	$1,021.32	0.76%	$3.86
Class C	Actual	$1,000.00	$1,043.40	1.48%	$7.60
	Hypothetical	$1,000.00	$1,017.70	1.48%	$7.51
Class R	Actual	$1,000.00	$1,045.80	1.01%	$5.19
	Hypothetical	$1,000.00	$1,020.06	1.01%	$5.13
Class Z	Actual	$1,000.00	$1,048.70	0.49%	$2.52
	Hypothetical	$1,000.00	$1,022.67	0.49%	$2.49
Class R2	Actual	$1,000.00	$1,046.50	0.89%	$4.58
	Hypothetical	$1,000.00	$1,020.66	0.89%	$4.52
Class R4	Actual	$1,000.00	$1,047.80	0.65%	$3.35
	Hypothetical	$1,000.00	$1,021.87	0.65%	$3.30
Class R6	Actual	$1,000.00	$1,049.10	0.39%	$2.01
	Hypothetical	$1,000.00	$1,023.18	0.39%	$1.98

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Total Return Bond Fund	15

Schedule of Investments

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 96.8%

ASSET-BACKED SECURITIES 17.7%

Automobiles 0.9%
Avis Budget Rental Car Funding AESOP LLC,
Series 2016-01A, Class A, 144A	2.990%	06/20/22		5,000	$5,042,459
Series 2019-03A, Class A, 144A	2.360	03/20/26		7,000	7,186,452
Series 2020-02A, Class A, 144A	2.020	02/20/27		40,100	40,462,568
Chase Auto Credit Linked Notes,
Series 2020-01, Class D, 144A	1.886	01/25/28		2,250	2,255,943
Series 2020-01, Class E, 144A	3.715	01/25/28		1,250	1,261,274
Series 2020-01, Class R, 144A^	33.784	01/25/28		19,170	18,831,688
Exeter Automobile Receivables Trust,
Series 2020-03A, Class D	1.730	07/15/26		2,600	2,599,245
Ford Auto Securitization Trust (Canada),
Series 2020-AA, Class B, 144A^	1.872	06/15/26	CAD	6,600	4,956,366
Series 2020-AA, Class C, 144A	2.763	04/15/28	CAD	6,600	4,860,776
Ford Credit Auto Owner Trust,
Series 2020-02, Class C, 144A	1.740	04/15/33		17,892	17,891,043
Ford Credit Floorplan Master Owner Trust,
Series 2018-04, Class A	4.060	11/15/30		99,600	113,265,419
Series 2020-01, Class C	1.420	09/15/25		16,000	16,005,493
Series 2020-02, Class C	1.870	09/15/27		10,800	10,753,988
Hertz Vehicle Financing LP,
Series 2015-03A, Class A, 144A	2.670	09/25/21		600	602,978
Series 2015-03A, Class B, 144A	3.710	09/25/21		20,600	20,536,130
Series 2016-02A, Class A, 144A	2.950	03/25/22		2,055	2,064,751
Series 2016-04A, Class A, 144A	2.650	07/25/22		587	587,773
Series 2017-01A, Class A, 144A	2.960	10/25/21		620	621,119
Series 2018-01A, Class A, 144A	3.290	02/25/24		3,551	3,566,379
Series 2018-01A, Class B, 144A	3.600	02/25/24		19,400	19,339,074
Series 2019-02A, Class A, 144A	3.420	05/25/25		11,185	11,236,133
Series 2019-03A, Class A, 144A	2.670	12/26/25		24,063	24,174,672
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A	3.630	09/14/27		118,980	129,664,832
Series 2019-01A, Class B, 144A	3.950	11/14/28		25,000	27,174,720
Santander Drive Auto Receivables Trust,
Series 2020-02, Class D	2.220	09/15/26		16,700	17,058,704
Series 2020-03, Class D	1.640	11/16/26		44,100	44,160,527
World Omni Select Auto Trust,
Series 2020-A, Class D	1.700	10/15/26		10,000	9,945,338

					556,105,844

See Notes to Financial Statements.

PGIM Total Return Bond Fund    17

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations 12.4%
Allegro CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.337	%(c)	07/15/31		141,083	$138,714,202
Series 2019-02A, Class A1A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)	1.608	(c)	01/19/33		63,290	62,814,274
Anchorage Capital CLO LLC (Cayman Islands),
Series 2019-13A, Class A, 144A, 3 Month LIBOR + 1.470% (Cap N/A, Floor 1.470%)	1.707	(c)	04/15/32		46,000	45,737,018
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2015-06A, Class AR, 144A, 3 Month LIBOR + 1.270% (Cap N/A, Floor 0.000%)	1.507	(c)	07/15/30		65,561	65,121,381
Series 2019-11A, Class A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)	1.606	(c)	07/22/32		51,250	50,799,472
Anchorage Credit Opportunities CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.950% (Cap N/A, Floor 1.950%)	2.168	(c)	01/20/32		85,500	84,092,371
Armada Euro CLO DAC (Ireland),
Series 02A, Class A3, 144A	1.500		11/15/31	EUR	14,500	16,863,761
Series 2018-02A, Class A1, 144A, 3 Month EURIBOR + 0.760% (Cap N/A, Floor 0.760%)	0.760	(c)	11/15/31	EUR	65,750	75,962,473
ArrowMark Colorado Holdings (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)	1.517	(c)	07/15/29		35,900	35,538,279
Aurium CLO DAC (Ireland),
Series 04A, Class A1, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.750	(c)	01/16/31	EUR	100,050	115,786,107
Series 04A, Class A2, 144A	1.620		01/16/31	EUR	10,000	11,635,826
Avery Point CLO Ltd. (Cayman Islands),
Series 2015-07A, Class AR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)	1.377	(c)	01/15/28		70,000	69,445,950
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.000%)	1.169	(c)	04/23/31		34,500	33,786,388
Bain Capital Euro CLO Ltd. (Ireland),
Series 2018-01A, Class A, 144A, 3 Month EURIBOR + 0.780% (Cap N/A, Floor 0.780%)	0.780	(c)	04/20/32	EUR	89,950	104,070,285
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.487	(c)	10/15/30		49,000	48,551,885
Series 2019-18A, Class A, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)	1.577	(c)	10/15/32		41,250	40,987,774

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
BlueMountain CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R, 144A, 3 Month LIBOR + 1.310% (Cap N/A, Floor 1.310%)	1.563	%(c)	08/20/32		100,000	$98,855,080
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-01A, Class BR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	1.568	(c)	01/17/28		2,915	2,866,179
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1A, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)	1.267	(c)	07/27/31		52,071	51,299,292
Series 2015-04A, Class A1R, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 0.000%)	1.558	(c)	07/20/32		86,000	85,811,712
Carlyle Global Market Strategies Euro CLO Ltd. (Ireland),
Series 2014-03A, Class AA1R, 144A, 3 Month EURIBOR + 0.730% (Cap N/A, Floor 0.730%)	0.730	(c)	01/25/32	EUR	25,000	28,864,607
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1B, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)	1.492	(c)	07/20/31		35,000	34,527,066
Series 2017-04A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)	1.417	(c)	01/15/30		37,250	36,973,262
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 0.000%)	1.238	(c)	04/20/31		31,750	31,274,150
Catamaran CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1AR, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)	1.476	(c)	04/22/30		69,867	68,840,113
Series 2014-02A, Class A1R, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	1.618	(c)	10/18/26		5,506	5,493,609
Cathedral Lake CLO Ltd. (Cayman Islands),
Series 2016-04A, Class BR, 144A, 3 Month LIBOR + 2.250% (Cap N/A, Floor 2.250%)	2.468	(c)	10/20/28		33,000	32,571,729
CBAM Ltd. (Cayman Islands),
Series 2018-07A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.318	(c)	07/20/31		27,500	27,004,733
Series 2019-11A, Class A1, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 1.360%)	1.578	(c)	10/20/32		66,000	65,422,190
CIFC Funding Ltd. (Cayman Islands),
Series 2013-03RA, Class A1, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)	1.195	(c)	04/24/31		24,250	23,863,989
Series 2014-05A, Class A1R2, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	1.418	(c)	10/17/31		34,450	34,074,750

See Notes to Financial Statements.

PGIM Total Return Bond Fund    19

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
CIFC Funding Ltd. (Cayman Islands), (cont’d.)
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)	1.258	%(c)	04/20/31		56,000	$55,245,014
CVC Cordatus Loan Fund DAC (Ireland),
Series 10A, Class A1, 144A, 3 Month EURIBOR + 0.720% (Cap N/A, Floor 0.720%)	0.720	(c)	01/27/31	EUR	79,000	92,495,550
CVC Cordatus Loan Fund DAV (Ireland),
Series 03A, Class A2RR, 144A	1.750		08/15/32	EUR	5,300	6,166,372
Elevation CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)	1.467	(c)	10/15/29		82,000	81,437,906
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)	1.457	(c)	07/15/30		36,000	35,490,006
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	1.357	(c)	07/15/31		127,600	125,775,371
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)	1.247	(c)	04/15/31		146,700	144,056,891
Series 2018-01A, Class B, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	1.637	(c)	04/15/31		10,000	9,855,474
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	1.245	(c)	04/26/31		57,750	57,749,977
Hayfin Emerald CLO DAC (Ireland),
Series 01A, Class A2, 144A, 3 Month EURIBOR + 1.090% (Cap N/A, Floor 1.090%)	1.090	(c)	09/06/31	EUR	55,750	64,547,954
Series 01A, Class A3, 144A	1.700		09/06/31	EUR	10,000	11,634,711
Series 02A, Class B1, 144A, 3 Month EURIBOR + 1.850% (Cap N/A, Floor 1.850%)	1.850	(c)	05/27/32	EUR	8,300	9,578,585
Series 02A, Class B2, 144A	2.650		05/27/32	EUR	11,250	13,076,320
HPC Investment Partners CLO,
Series 2013-02RR, Class A1A, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 0.000%)	1.378	(c)	10/20/29		13,782	13,626,170
Series 2013-02RR, Class A2, 144A, 3 Month LIBOR + 1.625% (Cap N/A, Floor 0.000%)	1.843	(c)	10/20/29		1,025	971,743
HPS Loan Management Ltd. (Cayman Islands),
Series 11A-17, Class AR, 144A	—	(p)	05/06/30		239,900	235,899,092
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)	1.249	(c)	02/05/31		14,402	14,147,283
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	1.245	(c)	04/25/31		24,640	24,151,290

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Jefferson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 0.000%)	1.393	%(c)	10/20/31		147,537	$145,675,232
JMP Credit Advisors CLO Ltd. (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)	1.498	(c)	07/17/29		27,583	27,234,152
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)	1.417	(c)	01/15/31		58,150	57,374,564
Series 18, Class A, 144A, 3 Month LIBOR + 1.270% (Cap N/A, Floor 0.000%)	1.488	(c)	07/18/30		150,000	149,011,005
Madison Park Euro Funding XV DAC (Ireland),
Series 15A, Class A2, 144A, 3 Month EURIBOR + 1.350% (Cap 2.850%, Floor 1.350%)	1.350	(c)	11/25/34	EUR	30,250	35,469,512
Madison Park Funding Ltd. (Cayman Islands),
Series 2015-19A, Class A1R2, 144A, 3 Month LIBOR + 0.920% (Cap N/A, Floor 0.920%)	1.136	(c)	01/22/28		54,000	53,441,521
Series 2016-21A, Class A1AR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)	1.587	(c)	10/15/32		64,250	63,829,452
Mariner CLO Ltd. (Cayman Islands),
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)	1.325	(c)	04/25/31		43,100	42,598,385
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	1.329	(c)	04/21/31		38,648	38,058,032
Series 2014-03A, Class BR, 144A, 3 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)	2.009	(c)	04/21/31		17,500	16,925,146
Series 2016-05A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)	1.338	(c)	07/19/28		56,337	55,948,153
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	1.368	(c)	07/20/31		54,250	53,002,060
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.474	(c)	10/12/30		112,763	110,688,595
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2014-17A, Class AR2, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 1.030%)	1.246	(c)	04/22/29		134,250	132,868,903
Oaktree CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.870%	1.088	(c)	10/20/27		72,402	72,006,821

See Notes to Financial Statements.

PGIM Total Return Bond Fund    21

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
OCP Euro CLO Ltd. (Ireland),
Series 2017-02A, Class A, 144A, 3 Month EURIBOR + 0.820% (Cap N/A, Floor 0.820%)	0.820	%(c)	01/15/32	EUR	108,000	$125,228,859
Octagon Investment Partners 44 Ltd. (Cayman Islands),
Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)	1.518	(c)	07/20/32		99,500	99,086,000
OZLM Ltd. (Cayman Islands),
Series 2014-07RA, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)	1.228	(c)	07/17/29		121,256	119,324,332
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.518	(c)	10/30/30		28,192	27,779,825
Series 2018-20A, Class A1, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)	1.268	(c)	04/20/31		94,500	91,974,554
OZLME DAC (Netherlands),
Series 03A, Class A1, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.750	(c)	08/24/30	EUR	67,000	77,526,725
Palmer Square CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	1.330	(c)	07/16/31		45,000	44,431,493
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)	1.605	(c)	11/14/32		100,000	99,453,060
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2019-03A, Class A1, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.850%)	1.103	(c)	08/20/27		16,055	15,996,006
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)	1.485	(c)	11/14/29		90,000	89,291,934
Pikes Peak CLO (Cayman Islands),
Series 2019-04A, Class A, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)	1.607	(c)	07/15/32		50,000	49,684,640
Prudential PLC (United Kingdom),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)	1.387	(c)	07/15/31		94,700	93,468,171
Race Point CLO Ltd. (Cayman Islands),
Series 2013-08A, Class AR2, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)	1.293	(c)	02/20/30		158,170	157,094,561
Series 2015-09A, Class A1AR, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)	1.447	(c)	10/15/30		9,947	9,890,880

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Regatta VIII Funding Ltd. (Cayman Islands),
Series 2017-01A, Class A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.468	%(c)	10/17/30	41,250	$40,959,546
Romark CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 1.175%)	1.390	(c)	07/25/31	37,000	36,393,163
Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	1.248	(c)	04/20/31	89,066	87,697,924
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-05RA, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	1.342	(c)	05/07/31	75,000	73,685,258
Series 2015-07RA, Class A1, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 0.000%)	1.407	(c)	07/15/31	59,250	58,305,715
Series 2017-10A, Class BR, 144A, 3 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)	1.768	(c)	04/20/29	33,250	32,734,479
Silver Creek CLO Ltd. (Cayman Islands),
Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	1.458	(c)	07/20/30	50,000	49,725,560
Sound Point CLO Ltd. (Cayman Islands),
Series 2016-02A, Class AR, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 1.290%)	1.508	(c)	10/20/28	130,750	130,203,256
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	1.359	(c)	01/23/29	86,750	86,047,950
Series 2017-03A, Class A1A, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)	1.438	(c)	10/20/30	99,500	98,553,964
Series 2017-03A, Class A1B, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)	1.438	(c)	10/20/30	750	742,869
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	1.243	(c)	07/29/29	203,500	201,531,992
Series 2019-02A, Class A1A, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)	1.558	(c)	10/20/32	28,000	27,744,298
Telos CLO Ltd. (Cayman Islands),
Series 2013-03A, Class AR, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)	1.518	(c)	07/17/26	11,093	11,043,061
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	1.458	(c)	01/17/30	84,277	82,992,611
TIAA CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)	1.418	(c)	07/20/31	45,750	45,135,367

See Notes to Financial Statements.

PGIM Total Return Bond Fund    23

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
TICP CLO Ltd. (Cayman Islands),
Series 2018-IA, Class A1, 144A, 3 Month LIBOR + 0.830% (Cap N/A, Floor 0.830%)	1.045	%(c)	04/26/28		122,221	$121,648,457
Tikehau CLO BV (Netherlands),
Series 4A, Class A1, 144A, 3 Month EURIBOR + 0.900% (Cap N/A, Floor 0.900%)	0.900	(c)	10/15/31	EUR	60,700	70,324,361
Trimaran Cavu Ltd. (Cayman Islands),
Series 2019-01A, Class B, 144A, 3 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)	2.418	(c)	07/20/32		33,500	33,218,064
Trinitas CLO Ltd. (Cayman Islands),
Series 2017-06A, Class AR, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)	1.385	(c)	07/25/29		94,950	93,984,567
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)	1.425	(c)	01/25/31		118,000	117,013,378
Series 2017-07A, Class B, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.815	(c)	01/25/31		12,250	12,046,183
Series 2018-08A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	1.318	(c)	07/20/31		70,000	68,977,650
Series 2019-11A, Class A1, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 1.360%)	1.597	(c)	07/15/32		53,000	52,439,255
Venture 36 CLO Ltd. (Cayman Islands),
Series 2019-36A, Class A1A, 144A, 3 Month LIBOR + 1.430% (Cap N/A, Floor 1.430%)	1.648	(c)	04/20/32		36,425	36,193,020
Series 2019-36A, Class X, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)	1.568	(c)	04/20/32		1,050	1,047,378
Venture CLO Ltd. (Cayman Islands),
Series 2014-19A, Class ARR, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 1.260%)	1.497	(c)	01/15/32		38,750	38,281,869
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880% (Cap N/A, Floor 0.000%)	1.117	(c)	07/15/27		53,038	52,788,528
Series 2017-27RA, Class A, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)	1.509	(c)	07/21/30		19,200	19,033,018
Series 2018-32A, Class A1, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.318	(c)	07/18/31		38,373	37,794,691
Vibrant CLO Ltd. (Cayman Islands),
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	1.338	(c)	07/20/31		195,000	192,218,851
Voya CLO Ltd. (Cayman Islands),
Series 2014-01A, Class AAR2, 144A, 3 Month LIBOR + 0.990% (Cap N/A, Floor 0.000%)	1.208	(c)	04/18/31		99,475	97,618,451
Series 2014-02A, Class A1RR, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)	1.238	(c)	04/17/30		89,641	88,199,875

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Voya CLO Ltd. (Cayman Islands), (cont’d.)
Series 2019-03A, Class A, 144A, 3 Month LIBOR + 1.310% (Cap N/A, Floor 1.310%)	1.528	%(c)	10/17/32		100,000	$98,963,500
Voya Euro CLO DAC (Ireland),
Series 01A, Class A, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.750	(c)	10/15/30	EUR	65,000	75,171,744
Wellfleet CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 0.000%)	1.558	(c)	07/20/32		50,000	49,493,240
West CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1BR, 144A	2.724		01/16/27		2,710	2,708,607
York CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)	1.366	(c)	01/22/31		25,000	24,668,775
Zais CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 0.000%)	1.607	(c)	07/15/29		72,017	71,207,613
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)	1.527	(c)	04/15/30		64,013	62,962,658
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)	1.187	(c)	04/15/29		58,821	57,058,921
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)	1.418	(c)	07/20/31		141,173	136,968,447

						7,553,446,303

Consumer Loans 1.4%
Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A	2.509		10/20/39	CAD	20,600	15,479,548
Lending Funding Trust,
Series 2020-02A, Class A, 144A	2.320		04/21/31		15,900	15,884,769
Lendmark Funding Trust,
Series 2018-01A, Class A, 144A	3.810		12/21/26		13,625	13,773,034
Series 2018-02A, Class A, 144A	4.230		04/20/27		53,125	54,327,272
Series 2019-01A, Class A, 144A	3.000		12/20/27		73,420	72,542,433
Series 2019-02A, Class A, 144A	2.780		04/20/28		43,500	43,927,966
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A	2.960		07/20/32		24,000	24,393,027
Series 2020-AA, Class A, 144A	2.190		08/21/34		25,800	25,841,755
OneMain Financial Issuance Trust,
Series 2017-01A, Class B, 144A	2.790		09/14/32		12,983	13,015,770
Series 2017-01A, Class C, 144A	3.350		09/14/32		9,900	9,913,753
Series 2018-01A, Class A, 144A	3.300		03/14/29		25,440	25,700,366

See Notes to Financial Statements.

PGIM Total Return Bond Fund    25

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Consumer Loans (cont’d.)
OneMain Financial Issuance Trust, (cont’d.)
Series 2020-01A, Class A, 144A	3.840%		05/14/32	18,878	$19,866,305
Series 2020-02A, Class A, 144A	1.750		09/14/35	83,300	83,775,277
Oportun Funding IX LLC,
Series 2018-B, Class A, 144A (original cost $25,680,380; purchased 06/28/18-09/19/18)(f)	3.910		07/08/24	25,700	26,115,849
Series 2018-B, Class B, 144A (original cost $1,749,827; purchased 06/28/18)(f)	4.500		07/08/24	1,750	1,760,136
Series 2018-B, Class C, 144A (original cost $1,920,783; purchased 06/28/18)(f)	5.430		07/08/24	1,921	1,931,402
Series 2018-B, Class D, 144A (original cost $5,555,385; purchased 10/29/20)(f)	5.770		07/08/24	5,742	5,555,385
Oportun Funding LLC,
Series 2020-01, Class A, 144A (original cost $58,196,875; purchased 10/30/20)(f)	2.200		05/15/24	58,200	58,196,875
Series 2020-01, Class C, 144A (original cost $2,499,672; purchased 10/30/20)(f)	5.660		05/15/24	2,500	2,499,672
Oportun Funding VIII LLC,
Series 2018-A, Class A, 144A (original cost $9,667,258; purchased 02/22/18)(f)	3.610		03/08/24	9,670	9,684,231
Oportun Funding X LLC,
Series 2018-C, Class A, 144A (original cost $44,292,735; purchased 10/12/18)(f)	4.100		10/08/24	44,300	45,015,290
Series 2018-C, Class B, 144A (original cost $4,799,075; purchased 10/12/18)(f)	4.590		10/08/24	4,800	4,830,951
Series 2018-C, Class C, 144A (original cost $1,999,603; purchased 10/12/18)(f)	5.520		10/08/24	2,000	2,011,519
Oportun Funding XII LLC,
Series 2018-D, Class A, 144A (original cost $31,447,292; purchased 11/30/18)(f)	4.150		12/09/24	31,449	32,009,273
Series 2018-D, Class B, 144A (original cost $4,430,892; purchased 11/30/18)(f)	4.830		12/09/24	4,432	4,480,145
Oportun Funding XIII LLC,
Series 2019-A, Class A, 144A (original cost $53,689,008; purchased 07/25/19)(f)	3.080		08/08/25	53,700	54,038,348
Series 2019-A, Class C, 144A (original cost $14,558,940; purchased 10/29/20)(f)	4.750		08/08/25	14,706	14,483,792
Series 2019-A, Class D, 144A (original cost $4,843,305; purchased 10/29/20)(f)	6.220		08/08/25	5,006	4,790,432
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	2.999	(c)	02/25/23	49,679	48,548,977

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Consumer Loans (cont’d.)
PNMAC GMSR Issuer Trust, (cont’d.)
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.799	%(c)	08/25/25	45,300	$43,749,997
Springleaf Funding Trust,
Series 2017-AA, Class A, 144A	2.680		07/15/30	44,372	44,431,743
Series 2017-AA, Class B, 144A	3.100		07/15/30	8,262	8,292,243

					830,867,535

Credit Cards 0.2%
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7	3.960		10/13/30	82,800	98,772,252

Home Equity Loans 0.0%
ABFC Trust,
Series 2003-OPT01, Class A1, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.320%)	0.789	(c)	04/25/33	3,000	2,906,073
Series 2005-AQ01, Class A4	4.633	(cc)	01/25/34	354	359,646
Accredited Mortgage Loan Trust,
Series 2004-04, Class A2D, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.350%)	0.849	(c)	01/25/35	235	230,369
ACE Securities Corp. Home Equity Loan Trust,
Series 2003-HE01, Class M1, 1 Month LIBOR + 0.975% (Cap N/A, Floor 0.650%)	1.124	(c)	11/25/33	527	524,502
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2003-11, Class AV2, 1 Month LIBOR + 0.740% (Cap N/A, Floor 0.370%)	0.889	(c)	12/25/33	941	912,777
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2003-W10, Class M2, 1 Month LIBOR + 2.475% (Cap N/A, Floor 1.650%)	2.624	(c)	01/25/34	61	61,219
Series 2004-W02, Class AF	4.403		04/25/34	242	254,515
Series 2005-W02, Class A2C, 1 Month LIBOR + 0.360% (Cap N/A, Floor 0.360%)	0.509	(c)	10/25/35	228	227,992
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2003-HE04, Class M1, 1 Month LIBOR + 1.245% (Cap N/A, Floor 0.830%)	1.393	(c)	08/15/33	1,047	1,043,988
Series 2004-HE06, Class M1, 1 Month LIBOR + 0.945% (Cap N/A, Floor 0.630%)	1.094	(c)	09/25/34	627	624,264

See Notes to Financial Statements.

PGIM Total Return Bond Fund    27

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)
Asset-Backed Securities Corp. Home Equity Loan Trust, (cont’d.)
Series 2004-HE08, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.700%)	1.199	%(c)	12/25/34	1,390	$1,344,428
Series 2004-HE09, Class M1, 1 Month LIBOR + 0.975% (Cap N/A, Floor 0.650%)	1.124	(c)	12/25/34	1,720	1,658,542
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-HE08, Class M1, 1 Month LIBOR + 0.975% (Cap N/A, Floor 0.650%)	1.124	(c)	09/25/34	206	193,626
Series 2004-HE11, Class M2, 1 Month LIBOR + 1.575% (Cap N/A, Floor 1.050%)	1.724	(c)	12/25/34	1,833	1,836,380
Series 2005-HE05, Class M2, 1 Month LIBOR + 1.035% (Cap N/A, Floor 0.690%)	1.184	(c)	06/25/35	710	709,950
Bear Stearns Asset-Backed Securities Trust,
Series 2002-02, Class A2, 1 Month LIBOR + 1.200% (Cap 11.000%, Floor 0.600%)	1.349	(c)	10/25/32	33	32,776
CDC Mortgage Capital Trust,
Series 2003-HE03, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.700%)	1.199	(c)	11/25/33	521	515,319
Conseco Finance Corp.,
Series 2001-C, Class M2, 1 Month LIBOR + 1.150% (Cap 15.000%, Floor 1.150%)	1.298	(c)	08/15/33	196	196,465
Floating Rate Mortgage Pass-Through Certificates,
Series 2001-02, Class M3, 1 Month LIBOR + 2.925% (Cap N/A, Floor 1.950%)	3.074	(c)	10/25/31	48	50,632
GSAA Trust,
Series 2006-07, Class AF2	5.995	(cc)	03/25/46	779	470,537
Home Equity Asset Trust,
Series 2003-03, Class M1, 1 Month LIBOR + 1.290% (Cap N/A, Floor 0.860%)	1.439	(c)	08/25/33	786	781,068
Series 2003-05, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.700%)	1.199	(c)	12/25/33	22	21,509
Series 2004-07, Class M1, 1 Month LIBOR + 0.930% (Cap N/A, Floor 0.620%)	1.079	(c)	01/25/35	283	281,848
JPMorgan Mortgage Acquisition Corp.,
Series 2005-WMC01, Class M2, 1 Month LIBOR + 0.660% (Cap N/A, Floor 0.440%)	0.809	(c)	09/25/35	346	344,436
Merrill Lynch Mortgage Investors Trust,
Series 2002-HE01, Class A1, 1 Month LIBOR + 1.000% (Cap N/A, Floor 0.500%)	1.149	(c)	08/25/32	1,995	1,960,205
Series 2003-OPT01, Class A3, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.360%)	0.869	(c)	07/25/34	312	307,820

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-NC05, Class M1, 1 Month LIBOR + 1.275% (Cap N/A, Floor 0.850%)	1.424	%(c)	04/25/33		2,822	$2,812,948
Series 2004-HE03, Class A4, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.400%)	0.949	(c)	03/25/34		483	445,699
Series 2004-HE08, Class A7, 1 Month LIBOR + 1.060% (Cap N/A, Floor 0.530%)	1.209	(c)	09/25/34		663	608,483
New Century Home Equity Loan Trust,
Series 2003-A, Class A, 144A, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.360%)	0.869	(c)	10/25/33		1,378	1,335,773
Series 2004-01, Class M1, 1 Month LIBOR + 0.885% (Cap 11.500%, Floor 0.590%)	1.034	(c)	05/25/34		455	442,807
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2005-01, Class M4, 1 Month LIBOR + 0.915% (Cap N/A, Floor 0.610%)	1.064	(c)	04/25/35		1,796	1,793,043

						25,289,639

Other 0.3%
ALME Loan Funding II DAC (Ireland),
Series 2A, Class ARR, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.750	(c)	01/15/31	EUR	22,030	25,533,936
MVW LLC,
Series 2020-01A, Class A, 144A	1.740		10/20/37		5,400	5,481,468
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)	2.498	(c)	04/25/23		62,500	60,120,350
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	2.949	(c)	06/25/24		132,480	125,098,267

						216,234,021

Residential Mortgage-Backed Securities 0.9%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-R02, Class A1A, 1 Month LIBOR + 0.690% (Cap N/A, Floor 0.345%)	0.839	(c)	04/25/34		406	405,177
Chase Funding Trust,
Series 2002-02, Class 1A5	6.333		04/25/32		198	202,076

See Notes to Financial Statements.

PGIM Total Return Bond Fund    29

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
CIT Mortgage Loan Trust,
Series 2007-01, Class 1A, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)	1.499	%(c)	10/25/37	53,805	$53,960,175
Countrywide Asset-Backed Certificates,
Series 2002-03, Class 2A1, 1 Month LIBOR + 0.660% (Cap N/A, Floor 0.330%)	0.809	(c)	06/25/32	583	578,924
Series 2003-BC05, Class 2A2, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.350%)	0.849	(c)	12/25/33	733	717,965
Series 2004-03, Class 1A, 1 Month LIBOR + 0.420% (Cap N/A, Floor 0.210%)	0.569	(c)	08/25/34	11,296	10,776,633
Series 2004-03, Class 3A3, 1 Month LIBOR + 0.760% (Cap N/A, Floor 0.380%)	0.909	(c)	08/25/34	199	188,840
Series 2004-12, Class AF5	5.676	(cc)	04/25/35	316	318,917
Series 2004-BC04, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.700%)	1.199	(c)	11/25/34	1,170	1,170,557
Series 2005-BC05, Class M3, 1 Month LIBOR + 0.500% (Cap N/A, Floor 0.500%)	0.649	(c)	01/25/36	4,310	4,304,646
Countrywide Asset-Backed Certificates Trust,
Series 2004-04, Class 1A, 1 Month LIBOR + 0.420% (Cap N/A, Floor 0.210%)	0.569	(c)	08/25/34	2,726	2,489,731
Series 2004-06, Class 2A4, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.450%)	1.049	(c)	11/25/34	395	379,213
Series 2004-06, Class 2A5, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.390%)	0.929	(c)	11/25/34	438	416,687
Credit Suisse Mortgage Trust,
Series 2018-RPL04, 144A	3.716		07/25/50	32,815	33,281,482
Series 2018-RPL08, Class A1, 144A	4.125	(cc)	07/25/58	63,570	63,826,558
Credit-Based Asset Servicing & Securitization LLC,
Series 2004-CB08, Class M1, 1 Month LIBOR + 0.795% (Cap N/A, Floor 0.530%)	0.944	(c)	12/25/35	1,786	1,769,174
Encore Credit Receivables Trust,
Series 2005-01, Class M1, 1 Month LIBOR + 0.660% (Cap 12.000%, Floor 0.440%)	0.809	(c)	07/25/35	1,937	1,925,383
Series 2005-03, Class M3, 1 Month LIBOR + 0.765% (Cap 15.000%, Floor 0.510%)	0.914	(c)	10/25/35	5,957	5,939,362
FFMLT Trust,
Series 2005-FF02, Class M4, 1 Month LIBOR + 0.885% (Cap N/A, Floor 0.590%)	1.034	(c)	03/25/35	336	335,840
GSAMP Trust,
Series 2004-AR01, Class M1, 1 Month LIBOR + 0.975% (Cap N/A, Floor 0.650%)	1.124	(c)	06/25/34	2,787	2,739,975

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
GSAMP Trust, (cont’d.)
Series 2005-HE03, Class M3, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)	1.199	%(c)	06/25/35	2,869	$2,862,972
Legacy Mortgage Asset Trust,
Series 2019-GS01, Class A1, 144A	4.000		01/25/59	5,238	5,325,659
Series 2019-GS02, Class A1, 144A	3.750		01/25/59	28,687	28,793,934
Series 2019-GS04, Class A1, 144A	3.438		05/25/59	49,887	50,032,261
Series 2019-SL01, Class A, 144A	4.000	(cc)	12/28/54	13,526	13,653,401
Long Beach Mortgage Loan Trust,
Series 2003-04, Class AV1, 1 Month LIBOR + 0.620% (Cap N/A, Floor 0.310%)	0.769	(c)	08/25/33	4,646	4,516,580
Series 2004-02, Class M1, 1 Month LIBOR + 0.795% (Cap N/A, Floor 0.530%)	0.944	(c)	06/25/34	124	120,760
Series 2004-04, Class 1A1, 1 Month LIBOR + 0.560% (Cap N/A, Floor 0.280%)	0.709	(c)	10/25/34	14	13,202
Merrill Lynch Mortgage Investors Trust,
Series 2004-OPT01, Class A1A, 1 Month LIBOR + 0.520% (Cap N/A, Floor 0.260%)	0.669	(c)	06/25/35	307	303,306
Series 2004-OPT01, Class A2A, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.360%)	0.869	(c)	06/25/35	445	434,367
Series 2004-WMC03, Class M2, 1 Month LIBOR + 1.845% (Cap N/A, Floor 1.230%)	1.994	(c)	01/25/35	2,137	2,147,103
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2005-WLL01, Class M3, 1 Month LIBOR + 0.735% (Cap N/A, Floor 0.490%)	0.884	(c)	03/25/35	3,374	3,379,213
Specialty Underwriting & Residential Finance Trust,
Series 2003-BC02, Class M1, 1 Month LIBOR + 1.125% (Cap N/A, Floor 0.750%)	1.274	(c)	06/25/34	732	725,441
Series 2003-BC04, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.600%)	1.049	(c)	11/25/34	219	217,254
Series 2004-BC02, Class A2, 1 Month LIBOR + 0.540% (Cap N/A, Floor 0.270%)	0.689	(c)	05/25/35	1,041	908,101
Series 2004-BC02, Class M1, 1 Month LIBOR + 0.825% (Cap N/A, Floor 0.550%)	0.974	(c)	05/25/35	810	800,655
Structured Asset Investment Loan Trust,
Series 2003-BC07, Class 3A2, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.700%)	1.099	(c)	07/25/33	975	969,065
Series 2003-BC08, Class 3A3, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.650%)	1.049	(c)	08/25/33	170	168,576
Series 2003-BC10, Class A4, 1 Month LIBOR + 1.000% (Cap N/A, Floor 0.500%)	1.149	(c)	10/25/33	672	669,310

See Notes to Financial Statements.

PGIM Total Return Bond Fund    31

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Structured Asset Investment Loan Trust, (cont’d.)
Series 2004-BNC01, Class A2, 1 Month LIBOR + 1.000% (Cap N/A, Floor 0.500%)	1.149	%(c)	09/25/34		1,039	$1,021,473
Series 2004-BNC01, Class A4, 1 Month LIBOR + 0.940% (Cap N/A, Floor 0.470%)	1.089	(c)	09/25/34		831	813,569
Series 2005-06, Class M2, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.520%)	0.929	(c)	07/25/35		8,202	8,172,796
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%	2.900	(c)	04/16/23	EUR	113,079	120,568,519
Towd Point Mortgage Trust,
Series 2017-04, Class A1, 144A	2.750	(cc)	06/25/57		39,866	41,231,017
Series 2017-06, Class A1, 144A	2.750	(cc)	10/25/57		48,395	49,946,350
Series 2018-02, Class A1, 144A	3.250	(cc)	03/25/58		4,159	4,349,431

						527,871,630

Small Business Loan 0.0%
Small Business Administration Participation Certificates,
Series 2001-20A, Class 1	6.290		01/01/21		3	3,030
Series 2003-20I, Class 1	5.130		09/01/23		6	6,760

						9,790

Student Loans 1.6%
Earnest Student Loan Program LLC,
Series 2016-D, Class A1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	1.549	(c)	01/25/41		1,016	1,018,233
Laurel Road Prime Student Loan Trust,
Series 2018-A, Class A, 144A	0.000		02/25/43		82,210	58,393,277
Series 2018-C, Class A, 144A	0.000	(cc)	08/25/43		57,624	59,126,399
Series 2018-D, Class A, 144A	0.000	(cc)	11/25/43		67,440	69,726,893
Series 2019-A, Class R, IO, 144A	0.000		10/25/48		108,360	7,585,214
Navient Private Education Refi Loan Trust,
Series 2020-GA, Class B, 144A	2.500		09/16/69		6,200	6,173,311
SoFi Alternative Trust,
Series 2019-B, Class PT, 144A	—	(p)	12/15/45		169,855	175,135,642
Series 2019-D, Class 1PT, 144A	2.616	(cc)	01/16/46		174,737	180,017,488
Series 2019-F, Class PT1, 144A	3.932	(cc)	02/15/45		197,789	202,946,498
Series 2019-F, Class PT2, 144A	1.870	(cc)	02/15/45		6,085	6,243,325

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Student Loans (cont’d.)
SoFi RR Funding II Trust,
Series 2019-01, Class A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.398	%(c)	11/29/24		148,555	$146,520,295
SoFi RR Funding III Trust,
Series 2020-01, Class A, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 3.750%)	3.898	(c)	11/29/24		55,967	56,625,273

						969,511,848

TOTAL ASSET-BACKED SECURITIES
(cost $10,827,847,510)						10,778,108,862

BANK LOANS 1.1%

Building Materials 0.1%
Clay Holdco BV (Netherlands),
Facility B Loan, 3 Month EURIBOR + 4.500% (Cap N/A, Floor 0.000%)	4.500	(c)	10/30/26	EUR	7,200	8,249,216
Term Loan, 6 Month EURIBOR + 9.000% (Cap N/A, Floor 0.000%)	9.000	(c)	10/29/27	EUR	21,400	24,518,503
CRH Europe Investments B.V., Term Loan	—	(p)	10/30/26		37,800	43,308,386

						76,076,105

Chemicals 0.1%
Diamond BC BV,
Initial Euro Term Loan, 1 - 3 Month EURIBOR + 3.250% (Cap N/A, Floor 0.000%)	3.250	(c)	09/06/24	EUR	57,204	63,735,791
Nouryon Finance BV (Netherlands),
Initial Euro Term Loan, 1 Month EURIBOR + 3.250% (Cap N/A, Floor 0.000%)	3.250	(c)	10/01/25	EUR	13,706	15,580,461

						79,316,252

Commercial Services 0.0%
Lernen Bidco Ltd. (United Kingdom),
Facility B-5 Loan, 1 Month EURIBOR + 4.250% (Cap N/A, Floor 0.000%)	4.250	(c)	10/25/25	EUR	10,000	11,423,272

See Notes to Financial Statements.

PGIM Total Return Bond Fund    33

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date		Principal Amount (000)#		Value

BANK LOANS (Continued)

Foods 0.1%
Froneri Finco SARL (United Kingdom),
Second Lien Facility (EUR) Loan, 1 Month EURIBOR + 5.750% (Cap N/A, Floor 0.000%)	5.750	%(c)	01/31/28		EUR	13,600	$15,849,140
Sigma Bidco BV (Netherlands),
Facility B-4 Loan, 1 Month GBP LIBOR + 4.000%	4.045	(c)	07/02/25		GBP	43,800	54,561,816

							70,410,956

Internet 0.0%
Horizon Bidco Ltd. (United Kingdom), Term Loan^	—	(p)	01/26/23			10,000	12,533,963
Speedster Bidco GmbH (Germany),
Second Lien Term Loan, 6 Month EURIBOR + 6.250% (Cap N/A, Floor 0.000%)	6.250	(c)	03/31/28		EUR	3,975	4,374,862

							16,908,825

Leisure Time 0.1%
HNVR Holdco Ltd. (United Kingdom),
Facility C, 6 Month EURIBOR + 4.500% (Cap N/A, Floor 0.000%)	4.500	(c)	09/12/25		EUR	22,575	19,291,736
Kiwi VFS SUB II Sarl (Luxembourg), Facility B-1 Loan, 6 Month GBP LIBOR + 3.750%	4.078	(c)	07/29/24		GBP	10,775	11,952,404
Richmond UK Bidco Ltd. (United Kingdom), Facility B, 6 Month GBP LIBOR + 4.250%	4.338	(c)	03/03/24		GBP	1,687	1,970,945

							33,215,085

Oil & Gas 0.1%
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%	10.000	(c)	11/03/25			23,181	24,340,050
Chesapeake Energy Corp.,
Class A Loan, 3 Month LIBOR + 8.000% (Cap N/A, Floor 1.000%)	9.000	(c)	06/24/24	(d)		26,725	19,642,875

							43,982,925

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

BANK LOANS (Continued)

Pharmaceuticals 0.1%
Ceva Sante Animale SA (France),
Term Loan B, 6 Month EURIBOR + 4.750% (Cap N/A, Floor 0.000%)	4.750	%(c)	04/13/26	EUR	31,221	$36,061,516
Nidda Healthcare Holding GmbH (Germany),
Term Loan F (GBP), 3 Month GBP LIBOR + 4.500%	4.568	(c)	08/21/26	GBP	17,000	21,509,626

						57,571,142

Retail 0.4%
BBD Bidco Ltd. (United Kingdom),
Facility B-1 Loan, 6 Month GBP LIBOR + 4.750%	4.839	(c)	11/13/26	GBP	26,650	32,755,665
CD&R Dock Bidco Ltd. (United Kingdom),
Facility B, 6 Month GBP LIBOR + 5.000%	5.079	(c)	03/15/26	GBP	7,900	9,217,401
Initial Facility Loan, 6 Month GBP LIBOR + 8.750%	8.829	(c)	03/15/27	GBP	10,100	11,956,008
EG America LLC (United Kingdom),
Second Lien Facility (USD), 3 Month LIBOR + 8.000%	9.000	(c)	04/20/26		9,737	9,249,651
EG Finco Ltd. (United Kingdom),
Facility B (Euro) Loan, 3 Month EURIBOR + 4.000% (Cap N/A, Floor 0.000%)	4.000	(c)	02/07/25	EUR	29,081	31,187,887
Second Lien Term Loan, 3 Month EURIBOR + 7.750%^	8.750	(c)	04/20/26	EUR	11,744	12,446,567
Term B, 1 - 3 Month GBP LIBOR + 4.750%	4.811	(c)	02/07/25	GBP	13,089	15,484,121
Stonegate Pub Co. Ltd.,
Second Lien Term Loan, 6 Month GBP LIBOR + 8.500%^	8.865	(c)	03/03/28	GBP	81,850	90,131,174

						212,428,474

Software 0.1%
Greeneden U.S. Holdings II LLC, Term Loan	—	(p)	10/31/27		33,644	38,909,200

Telecommunications 0.0%
West Corp.,
Initial Term B Loan, 1 - 3 Month LIBOR + 4.000%	5.000	(c)	10/10/24		32,317	29,957,128

TOTAL BANK LOANS
(cost $707,515,335)						670,199,364

See Notes to Financial Statements.

PGIM Total Return Bond Fund    35

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CERTIFICATE OF DEPOSIT 0.1%
Sumitomo Mitsui Banking Corp., 3 Month LIBOR + 0.350%
(cost $49,964,669)	0.574	%(c)	07/12/21	50,000	$50,060,667

COMMERCIAL MORTGAGE-BACKED SECURITIES 13.0%
20 Times Square Trust,
Series 2018-20TS, Class G, 144A	3.100	(cc)	05/15/35	39,245	34,877,977
Series 2018-20TS, Class H, 144A	3.100	(cc)	05/15/35	40,252	33,202,089
Assurant Commercial Mortgage Trust,
Series 2016-01A, Class B, 144A	4.341	(cc)	05/15/49	7,683	8,065,248
Banc of America Commercial Mortgage Trust,
Series 2016-UB10, Class A3	2.903		07/15/49	5,200	5,562,091
BANK,
Series 2017-BNK05, Class A4	3.131		06/15/60	92,900	102,094,917
Series 2017-BNK06, Class A4	3.254		07/15/60	55,530	61,256,326
Series 2017-BNK08, Class A3	3.229		11/15/50	53,695	58,820,988
Series 2018-BNK11, Class A2	3.784		03/15/61	60,775	68,243,287
Series 2019-BN20, Class A2	2.758		09/15/62	60,000	64,902,210
Series 2019-BN21, Class A2	2.300		10/17/52	9,516	9,828,160
Series 2019-BN21, Class A3	2.458		10/17/52	9,000	9,484,222
Series 2019-BN21, Class XB, IO	0.362	(cc)	10/17/52	206,158	5,898,778
Series 2019-BN22, Class A3	2.726		11/15/62	41,000	43,284,946
Series 2019-BN24, Class A2	2.707		11/15/62	70,000	74,491,347
Barclays Commercial Mortgage Trust,
Series 2016-ETC, Class A, 144A	2.937		08/14/36	17,450	16,698,952
Series 2016-ETC, Class B, 144A	3.189		08/14/36	6,970	6,273,448
Series 2016-ETC, Class C, 144A	3.391		08/14/36	5,770	4,748,154
Series 2016-ETC, Class D, 144A	3.609	(cc)	08/14/36	21,720	16,456,642
Series 2016-ETC, Class E, 144A	3.609	(cc)	08/14/36	13,900	9,762,183
Series 2018-CHRS, Class D, 144A	4.267	(cc)	08/05/38	19,295	15,834,172
Series 2019-C03, Class A3	3.319		05/15/52	50,000	55,144,840
Series 2019-CLP, Class D, 144A, 1 Month LIBOR + 1.728% (Cap N/A, Floor 1.728%)	1.876	(c)	12/15/31	25,194	24,755,668
Series 2020-BID, Class A, 144A, 1 Month LIBOR + 2.140% (Cap N/A, Floor 1.840%)	2.285	(c)	10/15/37	35,000	34,917,354
Series 2020-C08, Class XB, IO	1.147	(cc)	10/15/53	119,592	11,285,227
BBCCRE Trust,
Series 2015-GTP, Class A, 144A	3.966		08/10/33	31,000	33,626,106
Benchmark Mortgage Trust,
Series 2018-B02, Class A4	3.615		02/15/51	8,000	9,019,398
Series 2018-B04, Class A4	3.858		07/15/51	40,000	45,775,956
Series 2019-B10, Class A3	3.455		03/15/62	40,000	44,711,384
Series 2019-B11, Class A4	3.281		05/15/52	61,825	68,861,804
Series 2019-B12, Class A4	2.859		08/15/52	81,000	87,856,156

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Benchmark Mortgage Trust, (cont’d.)
Series 2019-B13, Class A3	2.701%		08/15/57	68,700	$73,713,980
Series 2019-B14, Class A3	3.090		12/15/62	48,180	52,173,790
Series 2019-B14, Class A4	2.795		12/15/62	77,600	83,893,236
Series 2020-B17, Class A4	2.042		03/15/53	95,550	97,688,715
BX Commercial Mortgage Trust,
Series 2019-XL, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.148	(c)	10/15/36	51,708	50,612,559
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)	2.448	(c)	10/15/36	81,061	78,624,679
Series 2020-BXLP, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.148	(c)	12/15/36	85,722	82,828,388
Cantor Commercial Real Estate Lending, Series 2019-CF02, Class A4	2.624		11/15/52	13,675	14,483,533
CCUBS Commercial Mortgage Trust, Series 2017-C01, Class A3	3.283	(cc)	11/15/50	37,610	41,495,527
CD Mortgage Trust,
Series 2016-CD01, Class A3	2.459		08/10/49	13,000	13,588,283
Series 2017-CD04, Class A3	3.248		05/10/50	60,000	65,775,840
Series 2017-CD05, Class A3	3.171		08/15/50	79,475	86,306,329
Series 2017-CD06, Class A4	3.190		11/13/50	121,000	130,931,402
Series 2018-CD07, Class A3	4.013		08/15/51	27,250	31,448,952
CF Mortgage Trust, Series 2020-P01, Class A1, 144A	2.840	(cc)	04/15/25	23,659	24,834,537
CFK Trust,
Series 2019-FAX, Class A, 144A	4.075		01/15/39	14,250	14,344,459
Series 2019-FAX, Class B, 144A	4.362		01/15/39	21,052	24,225,120
CG-CCRE Commercial Mortgage Trust,
Series 2014-FL02, Class A, 144A, 1 Month LIBOR + 1.854% (Cap N/A, Floor 1.854%)	2.002	(c)	11/15/31	1,901	1,765,039
CGMS Commercial Mortgage Trust, Series 2017-B01, Class A3	3.197		08/15/50	105,000	115,721,928
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class A3	3.372		10/10/47	10,000	10,731,339
Series 2015-P01, Class XB, IO	0.053	(cc)	09/15/48	58,898	130,223
Series 2016-P06, Class A4	3.458		12/10/49	40,000	44,553,692
Series 2017-C04, Class A3	3.209		10/12/50	90,000	97,468,479
Series 2017-P07, Class A3	3.442		04/14/50	32,600	36,064,542
Series 2017-P08, Class A3	3.203		09/15/50	43,825	47,920,416
Series 2018-C06, Class A4	4.412		11/10/51	12,000	14,195,070
Series 2019-GC41, Class A4	2.620		08/10/56	120,000	128,162,484
Series 2019-SMRT, Class D, 144A	4.745	(cc)	01/10/36	11,000	11,231,254
Series 2020-GC46, Class A4	2.477		02/15/53	100,000	105,754,100

See Notes to Financial Statements.

PGIM Total Return Bond Fund    37

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
CityLine Commercial Mortgage Trust,
Series 2016-CLNE, Class B, 144A	2.778	%(cc)	11/10/31	40,376	$40,710,673
Series 2016-CLNE, Class C, 144A	2.778	(cc)	11/10/31	15,000	14,819,604
Cold Storage Trust,
Series 2020-ICE05, Class E, 144A, 1 Month LIBOR + 2.766% (Cap N/A, Floor 2.833%)	2.989	(c)	11/15/23	54,850	54,294,655
Commercial Mortgage Trust,
Series 2013-LC06, Class XA, IO	1.328	(cc)	01/10/46	28,094	616,514
Series 2014-UBS03, Class A3	3.546		06/10/47	11,936	12,777,505
Series 2014-UBS04, Class A4	3.420		08/10/47	10,300	10,890,461
Series 2014-UBS05, Class A4	3.838		09/10/47	23,200	25,357,215
Series 2014-UBS06, Class A4	3.378		12/10/47	14,500	15,664,799
Series 2015-LC21, Class A4	3.708		07/10/48	2,490	2,747,287
Series 2015-PC01, Class A5	3.902		07/10/50	37,830	41,797,747
Series 2016-COR01, Class A3	2.826		10/10/49	43,000	45,557,881
Series 2016-CR28, Class A4	3.762		02/10/49	24,141	26,983,840
Series 2016-DC02, Class A5	3.765		02/10/49	8,925	9,951,652
Series 2017-COR02, Class A2	3.239		09/10/50	116,925	127,939,721
Series 2018-COR03, Class A2	3.961		05/10/51	75,000	85,657,192
Series 2018-HCLV, Class A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)	1.148	(c)	09/15/33	15,000	14,417,097
Series 2019-GC44, Class A4	2.698		08/15/57	34,500	37,056,567
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	2.298	(c)	05/15/36	113,675	111,681,618
Credit Suisse Mortgage Capital LLC, Series 2014-USA, Class A2, 144A	3.953		09/15/37	124,640	126,342,969
Credit Suisse Mortgage Trust, Series 2016-NXSR, Class A4	3.795	(cc)	12/15/49	13,245	14,727,021
CSAIL Commercial Mortgage Trust,
Series 2015-C03, Class XB, IO	0.250	(cc)	08/15/48	86,961	865,966
Series 2016-C07, Class A4	3.210		11/15/49	6,360	6,824,411
Series 2018-CX11, Class A3	4.095		04/15/51	24,784	27,252,985
Series 2018-CX11, Class A4	3.766		04/15/51	25,600	28,636,982
Series 2019-C16, Class A2	3.067		06/15/52	38,000	40,216,874
Series 2019-C17, Class A4	2.763		09/15/52	37,150	39,786,316
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A	3.808	(cc)	12/10/36	23,960	24,168,955
Series 2016-85T, Class E, 144A	3.808	(cc)	12/10/36	22,177	21,094,909
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A4	2.632		08/10/49	57,450	61,162,574
Series 2017-C06, Class A4	3.071		06/10/50	61,475	67,179,400
Eleven Madison Mortgage Trust, Series 2015-11MD, Class C, 144A	3.555	(cc)	09/10/35	30,650	31,475,389

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Fannie Mae-Aces, Series 2015-M08, Class AB2	2.829	%(cc)	01/25/25	1,909	$2,034,862
FHLMC Multifamily Structured Pass-Through Certificates,
Series K0014, Class X1, IO	1.153	(cc)	04/25/21	10,483	25,759
Series K0015, Class X1, IO	1.571	(cc)	07/25/21	1,239	5,860
Series K0019, Class X1, IO	1.591	(cc)	03/25/22	110,726	1,951,510
Series K0020, Class X1, IO	1.355	(cc)	05/25/22	42,368	713,018
Series K0021, Class X1, IO	1.408	(cc)	06/25/22	199,340	3,410,053
Series K0024, Class X1, IO	0.800	(cc)	09/25/22	102,486	1,320,649
Series K0025, Class X1, IO	0.803	(cc)	10/25/22	26,911	342,480
Series K0026, Class X1, IO	0.961	(cc)	11/25/22	163,828	2,526,483
Series K0027, Class X1, IO	0.742	(cc)	01/25/23	243,086	3,146,606
Series K0038, Class X1, IO	1.119	(cc)	03/25/24	144,810	4,603,641
Series K0043, Class X1, IO	0.530	(cc)	12/25/24	74,085	1,438,774
Series K0044, Class X1, IO	0.733	(cc)	01/25/25	428,706	10,738,408
Series K0052, Class X1, IO	0.655	(cc)	11/25/25	298,404	8,544,564
Series K0053, Class X1, IO	0.886	(cc)	12/25/25	136,447	5,477,610
Series K0055, Class X1, IO	1.362	(cc)	03/25/26	274,716	17,319,324
Series K0058, Class XAM, IO	0.815	(cc)	08/25/26	59,334	2,718,725
Series K0069, Class X1, IO	0.364	(cc)	09/25/27	553,254	12,951,735
Series K0087, Class X1, IO	0.362	(cc)	12/25/28	423,315	11,740,004
Series K0088, Class X1, IO	0.507	(cc)	01/25/29	537,350	20,859,085
Series K0090, Class X1, IO	0.705	(cc)	02/25/29	460,957	24,915,050
Series K0091, Class X1, IO	0.559	(cc)	03/25/29	561,252	23,953,792
Series K0092, Class XAM, IO	0.979	(cc)	04/25/29	53,046	3,979,596
Series K0093, Class X1, IO	0.952	(cc)	05/25/29	409,717	28,629,235
Series K0095, Class X1, IO	0.948	(cc)	06/25/29	409,083	28,900,837
Series K0096, Class X1, IO	1.126	(cc)	07/25/29	239,060	20,178,866
Series K0096, Class XAM, IO	1.391	(cc)	07/25/29	56,489	6,077,584
Series K0097, Class X1, IO	1.089	(cc)	07/25/29	529,975	44,098,216
Series K0100, Class X1, IO	0.650	(cc)	09/25/29	515,112	26,360,477
Series K0101, Class X1, IO	0.836	(cc)	10/25/29	470,905	30,521,282
Series K0102, Class X1, IO	0.825	(cc)	10/25/29	298,875	19,240,645
Series K0114, Class X1, IO	1.119	(cc)	06/25/30	258,038	23,731,358
Series K0718, Class X1, IO	0.578	(cc)	01/25/22	256,994	1,164,156
Series K0735, Class X1, IO	0.957	(cc)	05/25/26	262,694	12,359,724
Series K1513, Class X1, IO	0.865	(cc)	08/25/34	338,885	28,570,145
Series KAIV, Class X1, IO	1.214	(cc)	06/25/21	1,091	3,297
Series Q001, Class XA, IO	2.190	(cc)	02/25/32	28,139	3,098,009
Series Q002, Class XA, IO	1.093	(cc)	07/25/33	35,194	2,138,858
FREMF Mortgage Trust,
Series 2013-K27, Class X2A, IO, 144A	0.100		01/25/46	1,213,309	2,038,602
Series 2013-K32, Class X2A, IO, 144A	0.100		10/25/46	1,095,271	2,417,153

See Notes to Financial Statements.

PGIM Total Return Bond Fund    39

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
GS Mortgage Securities Corp. II, Series 2018-GS10, Class A4	3.890%		07/10/51	55,725	$63,516,442
GS Mortgage Securities Trust,
Series 2013-GC16, Class XA, IO	1.024	(cc)	11/10/46	23,749	617,558
Series 2014-GC22, Class XB, IO	0.301	(cc)	06/10/47	37,110	454,694
Series 2014-GC24, Class A5	3.931		09/10/47	1,000	1,089,829
Series 2015-GC32, Class XB, IO	0.010	(cc)	07/10/48	60,188	23,846
Series 2015-GS01, Class A2	3.470		11/10/48	25,950	27,878,342
Series 2017-GS05, Class A3	3.409		03/10/50	46,400	51,549,375
Series 2017-GS06, Class A2	3.164		05/10/50	70,600	77,215,827
Series 2017-GS07, Class A3	3.167		08/10/50	114,260	125,973,170
Series 2017-GS08, Class A3	3.205		11/10/50	100,000	110,366,390
Series 2019-GC39, Class A3	3.307		05/10/52	73,000	80,446,642
Series 2019-GC40, Class A3	2.904		07/10/52	50,000	54,068,480
Series 2019-GSA01, Class A2	2.613		11/10/52	16,000	16,459,187
Series 2019-GSA01, Class A3	2.794		11/10/52	42,000	45,152,974
Houston Galleria Mall Trust, Series 2015-HGLR, Class XCP, IO, 144A	0.195	(cc)	03/05/23	525,000	2,731,260
IMT Trust, Series 2017-APTS, Class AFX, 144A	3.478		06/15/34	7,630	8,097,212
Independence Plaza Trust, Series 2018-INDP, Class E, 144A	4.996		07/10/35	15,550	15,046,892
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C23, Class XA, IO	0.628	(cc)	09/15/47	53,173	1,062,270
Series 2014-C24, Class A3	3.098		11/15/47	8,040	8,084,364
Series 2014-C25, Class A4A1	3.408		11/15/47	4,631	4,935,520
Series 2014-C26, Class A3	3.231		01/15/48	11,083	11,750,236
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP07, Class A4	3.195		09/15/50	70,600	77,659,047
Series 2019-COR04, Class A3	3.763		03/10/52	31,250	35,304,616
Series 2019-COR04, Class A4	3.758		03/10/52	31,675	36,086,564
Series 2019-COR05, Class A3	3.123		06/13/52	38,600	42,445,919
Series 2019-COR05, Class XB, IO	0.961	(cc)	06/13/52	65,497	4,719,340
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C04, Class A2	2.882		12/15/49	53,000	57,246,969
Series 2017-C05, Class A4	3.414		03/15/50	36,250	39,670,851
Series 2017-C07, Class A4	3.147		10/15/50	90,000	98,751,213
Series 2019-COR06, Class A3	2.795		11/13/52	81,750	87,998,610
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2014-C20, Class A3A1	3.472		07/15/47	2,884	2,910,172
Series 2016-JP02, Class A3	2.559		08/15/49	40,000	42,138,540
Series 2016-JP03, Class A4	2.627		08/15/49	32,250	33,943,444

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
KKR Industrial Portfolio Trust,
Series 2020-AIP, Class E, 144A, 1 Month LIBOR + 2.626% (Cap N/A, Floor 2.626%)	2.774	%(c)	03/15/37	36,526	$35,610,327
LSTAR Commercial Mortgage Trust, Series 2017-05, Class A4, 144A	3.390		03/10/50	8,500	8,918,872
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C05, Class XA, IO, 144A	1.417	(cc)	08/15/45	39,334	699,490
Series 2013-C07, Class A3	2.655		02/15/46	5,317	5,408,240
Series 2013-C08, Class A3	2.863		12/15/48	3,061	3,171,070
Series 2013-C09, Class A3	2.834		05/15/46	703	727,501
Series 2015-C24, Class A3	3.479		05/15/48	8,425	9,117,147
Series 2015-C24, Class A4	3.732		05/15/48	20,554	22,777,550
Series 2015-C25, Class A5	3.635		10/15/48	32,300	35,632,695
Series 2016-C31, Class A4	2.840		11/15/49	42,000	44,306,086
Series 2016-C31, Class A5	3.102		11/15/49	11,509	12,492,122
Series 2017-C34, Class A3	3.276		11/15/52	20,000	21,981,824
Morgan Stanley Capital I Trust,
Series 2015-UBS08, Class A3	3.540		12/15/48	15,000	16,426,308
Series 2015-UBS08, Class A4	3.809		12/15/48	13,800	15,317,342
Series 2017-H01, Class A4	3.259		06/15/50	56,175	61,409,611
Series 2018-H03, Class A4	3.914		07/15/51	36,000	41,259,967
Series 2018-H04, Class A3	4.043		12/15/51	33,525	38,784,204
Series 2018-H04, Class A4	4.310		12/15/51	14,120	16,644,033
Series 2019-H06, Class A3	3.158		06/15/52	47,750	52,220,417
Series 2019-H07, Class A3	3.005		07/15/52	72,600	78,771,319
Series 2019-L02, Class A3	3.806		03/15/52	41,900	47,598,442
Series 2019-L03, Class A3	2.874		11/15/52	40,500	43,910,221
Series 2019-MEAD, Class E, 144A	3.177	(cc)	11/10/36	25,000	19,202,200
Olympic Tower Mortgage Trust, Series 2017-OT, Class C, 144A	3.945	(cc)	05/10/39	21,000	21,012,379
SG Commercial Mortgage Securities Trust, Series 2019-PREZ, Class A, 144A	3.021		09/15/39	35,000	37,258,921
Shops at Crystals Trust, Series 2016-CSTL, Class A, 144A	3.126		07/05/36	21,955	21,763,746
UBS Commercial Mortgage Trust,
Series 2017-C02, Class A3	3.225		08/15/50	98,815	107,987,908
Series 2017-C03, Class A3	3.167		08/15/50	78,800	85,868,250
Series 2017-C05, Class A4	3.212		11/15/50	32,275	35,209,666
Series 2017-C06, Class A4	3.320		12/15/50	50,000	54,471,445
Series 2018-C08, Class A3	3.720		02/15/51	13,315	15,036,687
Series 2018-C10, Class A3	4.048		05/15/51	69,500	79,420,979
Series 2018-C11, Class A4	3.977		06/15/51	40,000	45,287,864
Series 2018-C15, Class A3	4.075		12/15/51	48,100	55,808,694
Series 2019-C16, Class A3	3.344		04/15/52	31,500	34,854,832

See Notes to Financial Statements.

PGIM Total Return Bond Fund    41

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
UBS Commercial Mortgage Trust, (cont’d.)
Series 2019-C16, Class XB, IO	0.859	%(cc)	04/15/52	96,253	$6,315,525
Series 2019-C17, Class A3	2.669		10/15/52	80,675	84,224,474
Series 2019-C17, Class ASB	2.866		10/15/52	21,050	22,942,991
Series 2019-C18, Class A3	2.782		12/15/52	37,850	40,452,574
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C05, Class A3	2.920		03/10/46	2,751	2,809,625
Series 2013-C05, Class XA, IO, 144A	0.940	(cc)	03/10/46	11,837	193,655
Series 2013-C05, Class XB, IO, 144A	0.449	(cc)	03/10/46	96,528	996,439
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4	3.548		08/15/50	5,677	6,016,317
Series 2015-LC20, Class A4	2.925		04/15/50	7,160	7,586,432
Series 2015-NXS02, Class A4	3.498		07/15/58	13,700	14,830,961
Series 2016-C34, Class XB, IO	0.935	(cc)	06/15/49	36,018	1,740,246
Series 2016-C35, Class A3	2.674		07/15/48	60,000	63,312,522
Series 2016-C35, Class XB, IO	0.935	(cc)	07/15/48	55,952	2,706,902
Series 2016-C36, Class A3	2.807		11/15/59	53,000	55,740,842
Series 2016-NXS06, Class A3	2.642		11/15/49	37,500	39,639,124
Series 2017-C38, Class A4	3.190		07/15/50	80,000	88,010,320
Series 2017-C39, Class A4	3.157		09/15/50	115,000	126,533,925
Series 2017-C40, Class A3	3.317		10/15/50	45,680	49,184,620
Series 2018-C43, Class A4	4.012	(cc)	03/15/51	1,000	1,149,704
Series 2018-C44, Class A4	3.948		05/15/51	70,885	81,032,096
Series 2018-C45, Class A3	3.920		06/15/51	49,000	55,901,866
Series 2018-C47, Class A3	4.175		09/15/61	59,016	68,374,291
Series 2018-C48, Class A5	4.302		01/15/52	10,000	11,724,392
Series 2019-C50, Class A4	3.466		05/15/52	35,300	38,772,874
Series 2019-C52, Class A4	2.643		08/15/52	86,325	91,001,536
Series 2019-C53, Class A3	2.787		10/15/52	35,000	37,319,684
Series 2019-C54, Class A3	2.892		12/15/52	44,250	47,988,063
Series 2020-C55, Class A4	2.474		02/15/53	73,525	77,733,615

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $7,434,121,005)					7,875,310,505

CONVERTIBLE BOND 0.0%

Telecommunications
Digicel Group 0.5 Ltd. (Jamaica),
Sub. Notes, 144A, Cash coupon 7.000% or PIK N/A
(cost $3,769)	7.000		–(rr)	98	13,278

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS 38.3%

Advertising 0.0%
National CineMedia LLC, Sr. Unsec’d. Notes	5.750%	08/15/26	3,400	$1,849,142
Outfront Media Capital LLC/Outfront Media Capital Corp., Gtd. Notes, 144A	6.250	06/15/25	54	55,220
Terrier Media Buyer, Inc., Gtd. Notes, 144A	8.875	12/15/27	50	51,157

				1,955,519

Aerospace & Defense 0.7%
BAE Systems PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A(a)	3.000	09/15/50	17,570	17,581,603
Sr. Unsec’d. Notes, 144A	3.400	04/15/30	17,620	19,619,281
Boeing Co. (The),
Sr. Unsec’d. Notes(a)	3.200	03/01/29	15,385	15,008,351
Sr. Unsec’d. Notes	3.600	05/01/34	42,375	40,460,228
Sr. Unsec’d. Notes(a)	3.750	02/01/50	1,850	1,639,564
Sr. Unsec’d. Notes	3.900	05/01/49	10,220	9,263,726
Sr. Unsec’d. Notes	3.950	08/01/59	14,670	13,246,618
Sr. Unsec’d. Notes(a)	5.705	05/01/40	12,000	13,874,322
Sr. Unsec’d. Notes	5.805	05/01/50	69,720	81,758,847
Sr. Unsec’d. Notes	5.930	05/01/60	68,280	81,782,879
General Dynamics Corp., Gtd. Notes(a)	4.250	04/01/40	33,900	42,710,882
Howmet Aerospace, Inc., Sr. Unsec’d. Notes	6.875	05/01/25	50	55,586
L3Harris Technologies, Inc., Sr. Unsec’d. Notes	3.832	04/27/25	2,700	3,010,993
Lockheed Martin Corp., Sr. Unsec’d. Notes	2.900	03/01/25	5,164	5,615,993
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes(a)	4.125	11/16/28	21,550	25,242,171
Sr. Unsec’d. Notes, 144A(a)	3.200	03/15/24	25,000	26,825,515
Sr. Unsec’d. Notes, 144A	3.500	03/15/27	21,445	23,997,520
Spirit AeroSystems, Inc.,
Sec’d. Notes, 144A	7.500	04/15/25	50	50,450
Sr. Sec’d. Notes(a)	3.850	06/15/26	6,000	5,738,427

See Notes to Financial Statements.

PGIM Total Return Bond Fund    43

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Aerospace & Defense (cont’d.)
TransDigm UK Holdings PLC, Gtd. Notes	6.875%	05/15/26	266	$264,594
TransDigm, Inc., Gtd. Notes	6.375	06/15/26	50	49,820

				427,797,370

Agriculture 0.4%
Altria Group, Inc.,
Gtd. Notes(a)	2.850	08/09/22	8,241	8,578,770
Gtd. Notes	3.490	02/14/22	17,114	17,770,826
BAT Capital Corp. (United Kingdom),
Gtd. Notes(a)	2.259	03/25/28	35,015	34,958,020
Gtd. Notes	2.789	09/06/24	29,780	31,502,998
Gtd. Notes	3.215	09/06/26	3,455	3,718,853
Gtd. Notes	3.557	08/15/27	25,000	27,135,632
Gtd. Notes	4.390	08/15/37	3,115	3,326,745
Gtd. Notes	4.700	04/02/27	3,555	4,071,393
BAT International Finance PLC (United Kingdom), Gtd. Notes	1.668	03/25/26	15,005	15,055,887
Philip Morris International, Inc., Sr. Unsec’d. Notes	2.100	05/01/30	30,855	31,428,251
Reynolds American, Inc. (United Kingdom), Gtd. Notes	4.450	06/12/25	21,668	24,470,750
Vector Group Ltd., Sr. Sec’d. Notes, 144A	6.125	02/01/25	11,700	11,677,952

				213,696,077

Airlines 0.5%
American Airlines 2013-1 Class A Pass-Through Trust, Pass-Through Certificates	4.000	01/15/27	4,241	3,180,140
American Airlines 2014-1 Class A Pass-Through Trust, Pass-Through Certificates	3.700	04/01/28	2,099	1,657,924
American Airlines 2015-1 Class A Pass-Through Trust, Pass-Through Certificates(a)	3.375	11/01/28	8,893	6,689,446
American Airlines 2015-2 Class AA Pass-Through Trust, Pass-Through Certificates(a)	3.600	03/22/29	9,855	9,494,630

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Airlines (cont’d.)
Continental Airlines 2001-1 Class A-1 Pass-Through Trust, Pass-Through Certificates	6.703%	12/15/22		1	$492
Continental Airlines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	5.983	10/19/23		259	252,852
Continental Airlines 2010-1 Class A Pass-Through Trust, Pass-Through Certificates	4.750	07/12/22		176	176,478
Continental Airlines 2012-1 Class A Pass-Through Trust, Pass-Through Certificates	4.150	10/11/25		1,861	1,827,786
Continental Airlines 2012-2 Class A Pass-Through Trust, Pass-Through Certificates	4.000	04/29/26		634	611,895
Delta Air Lines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates(a)	6.821	02/10/24		1,039	1,054,509
Delta Air Lines 2020-1 Class AA Pass Through Trust, Pass-Through Certificates(a)	2.000	12/10/29		30,660	29,586,900
Delta Air Lines, Inc., Sr. Unsec’d. Notes(a)	3.625	03/15/22		107,488	105,472,508
International Consolidated Airlines Group SA (United Kingdom), Sr. Unsec’d. Notes(a)	1.500	07/04/27	EUR	6,500	5,559,231
Southwest Airlines Co.,
Sr. Unsec’d. Notes(a)	5.125	06/15/27		38,530	42,804,554
Sr. Unsec’d. Notes(a)	5.250	05/04/25		45,610	50,596,536
United Airlines 2015-1 Class AA Pass-Through Trust, Pass-Through Certificates	3.450	06/01/29		8,969	8,679,360
United Airlines 2016-2 Class AA Pass-Through Trust, Pass-Through Certificates	2.875	04/07/30		13,909	13,139,611
United Airlines 2018-1 Class AA Pass-Through Trust, Pass-Through Certificates	3.500	09/01/31		11,190	10,683,355
United Airlines 2019-2 Class AA Pass-Through Trust, Pass-Through Certificates	2.700	11/01/33		9,940	9,207,243
US Airways 2012-2 Class A Pass-Through Trust, Pass-Through Certificates	4.625	12/03/26		1,387	1,140,328

					301,815,778

See Notes to Financial Statements.

PGIM Total Return Bond Fund    45

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Apparel 0.2%
Hanesbrands, Inc., Gtd. Notes, 144A(a)	5.375%	05/15/25	4,045	$4,257,370
Michael Kors USA, Inc., Gtd. Notes, 144A	4.250	11/01/24	10,000	9,813,762
VF Corp.,
Sr. Unsec’d. Notes(a)	2.400	04/23/25	17,955	19,071,298
Sr. Unsec’d. Notes(a)	2.800	04/23/27	23,470	25,323,549
Sr. Unsec’d. Notes(a)	2.950	04/23/30	36,425	39,451,920
William Carter Co. (The), Gtd. Notes, 144A	5.500	05/15/25	50	52,512

				97,970,411

Auto Manufacturers 1.0%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.410%	0.631(c)	04/12/21	11,995	12,010,041
Gtd. Notes, 144A(a)	3.100	04/12/21	16,005	16,194,351
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	3.350	05/04/21	10,540	10,690,352
Ford Motor Co.,
Sr. Unsec’d. Notes	4.750	01/15/43	50	46,266
Sr. Unsec’d. Notes	6.375	02/01/29	2,595	2,705,622
Sr. Unsec’d. Notes	7.400	11/01/46	5,000	5,493,677
Sr. Unsec’d. Notes	8.500	04/21/23	50	55,172
Sr. Unsec’d. Notes	9.000	04/22/25	50	58,826
Sr. Unsec’d. Notes	9.625	04/22/30	50	66,838
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes(a)	3.087	01/09/23	26,375	26,123,916
Sr. Unsec’d. Notes	3.096	05/04/23	12,090	11,923,768
Sr. Unsec’d. Notes(a)	3.219	01/09/22	12,975	12,929,759
Sr. Unsec’d. Notes(a)	3.336	03/18/21	21,363	21,367,151
Sr. Unsec’d. Notes	3.350	11/01/22	30,975	30,843,349
Sr. Unsec’d. Notes	3.810	01/09/24	5,000	4,992,807
Sr. Unsec’d. Notes	3.813	10/12/21	2,000	2,009,284
Sr. Unsec’d. Notes	4.271	01/09/27	32,500	32,481,066
Sr. Unsec’d. Notes(a)	4.375	08/06/23	13,975	14,255,044
Sr. Unsec’d. Notes	5.085	01/07/21	5,700	5,728,876
Sr. Unsec’d. Notes	5.584	03/18/24	493	517,853
Sr. Unsec’d. Notes	5.596	01/07/22	20,000	20,486,863
Sr. Unsec’d. Notes, GMTN(a)	4.389	01/08/26	225	226,663
General Motors Co., Sr. Unsec’d. Notes(a)	4.000	04/01/25	5,560	5,990,410

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)
General Motors Co., (cont’d.)
Sr. Unsec’d. Notes(a)	6.250%		10/02/43		2,785	$3,426,983
Sr. Unsec’d. Notes	6.600		04/01/36		4,470	5,601,364
Sr. Unsec’d. Notes(a)	6.750		04/01/46		8,513	11,013,521
Sr. Unsec’d. Notes	6.800		10/01/27		19,545	24,017,211
General Motors Financial Co., Inc.,
Gtd. Notes, 3 Month LIBOR + 0.850%	1.080	(c)	04/09/21		11,990	11,989,551
Gtd. Notes	3.450		04/10/22		27,425	28,216,208
Gtd. Notes	3.550		04/09/21		9,070	9,169,360
Gtd. Notes	3.700		05/09/23		21,265	22,345,520
Gtd. Notes	3.850		01/05/28		20,453	21,777,274
Gtd. Notes	4.000		10/06/26		7,785	8,443,135
Gtd. Notes(a)	4.350		01/17/27		23,775	26,032,365
Gtd. Notes(a)	5.250		03/01/26		2,450	2,795,819
Sr. Unsec’d. Notes(a)	1.700		08/18/23		38,995	39,333,418
Sr. Unsec’d. Notes(a)	2.900		02/26/25		47,045	48,838,316
Navistar International Corp., Gtd. Notes, 144A	6.625		11/01/25		8,834	9,135,059
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, EMTN	2.900	(cc)	10/24/25		113,386	125,075,534

						634,408,592

Auto Parts & Equipment 0.1%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A	3.500		08/15/24	EUR	9,692	10,529,728
Gtd. Notes, 144A	4.875		08/15/26		4,025	3,856,081
Adient US LLC, Sr. Sec’d. Notes, 144A(a)	7.000		05/15/26		9,800	10,458,816
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.250		04/01/25		50	50,623
Gtd. Notes(a)	6.250		03/15/26		6,325	6,340,071
Gtd. Notes(a)	6.500		04/01/27		33,622	33,871,461
Gtd. Notes	6.875		07/01/28		4,500	4,578,396
Cooper-Standard Automotive, Inc., Gtd. Notes, 144A	5.625		11/15/26		725	485,750
Dana Financing Luxembourg Sarl, Gtd. Notes, 144A(a)	5.750		04/15/25		5,513	5,705,871
Dana, Inc., Sr. Unsec’d. Notes	5.625		06/15/28		50	52,507
Magna International, Inc. (Canada), Sr. Unsec’d. Notes(a)	3.625		06/15/24		4,285	4,693,155

See Notes to Financial Statements.

PGIM Total Return Bond Fund    47

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Auto Parts & Equipment (cont’d.)
Magna International, Inc. (Canada), (cont’d.)
Sr. Unsec’d. Notes	4.150%		10/01/25		3,900	$4,447,557
ZF North America Capital, Inc. (Germany),
Gtd. Notes, 144A(a)	4.500		04/29/22		681	701,154

						85,771,170

Banks 9.9%
Agenzia Nazionale per l’Attrazione degli Investimenti e lo Sviluppo d’Impresa (Italy),
Sr. Unsec’d. Notes	1.375		07/20/22	EUR	6,000	7,123,017
Banco de Credito del Peru (Peru), Sr. Unsec’d. Notes, 144A	4.250		04/01/23		2,532	2,706,232
Banco Nacional de Costa Rica (Costa Rica),
Sr. Unsec’d. Notes	5.875		04/25/21		3,301	3,323,604
Sr. Unsec’d. Notes, 144A	5.875		04/25/21		12,023	12,105,329
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%	1.344	(c)	04/12/23		3,400	3,414,098
Sr. Unsec’d. Notes(a)	3.125		02/23/23		7,600	7,969,890
Sr. Unsec’d. Notes	3.500		04/11/22		6,600	6,857,101
Sr. Unsec’d. Notes	3.848		04/12/23		5,200	5,560,000
Bank of America Corp.,
Jr. Sub. Notes, Series DD	6.300	(ff)	–(rr)		49,750	56,361,344
Jr. Sub. Notes, Series FF	5.875	(ff)	–(rr)		31,720	34,132,592
Jr. Sub. Notes, Series JJ	5.125	(ff)	–(rr)		4,865	4,982,009
Jr. Sub. Notes, Series MM	4.300	(ff)	–(rr)		5,000	4,884,611
Sr. Unsec’d. Notes	2.592	(ff)	04/29/31		11,710	12,248,795
Sr. Unsec’d. Notes	2.738	(ff)	01/23/22		23,770	23,894,552
Sr. Unsec’d. Notes	3.004	(ff)	12/20/23		3,493	3,663,774
Sr. Unsec’d. Notes	3.366	(ff)	01/23/26		36,535	39,852,511
Sr. Unsec’d. Notes, GMTN	3.593	(ff)	07/21/28		77,865	87,058,001
Sr. Unsec’d. Notes, MTN	1.898	(ff)	07/23/31		25,920	25,665,303
Sr. Unsec’d. Notes, MTN(a)	2.496	(ff)	02/13/31		220,330	228,302,282
Sr. Unsec’d. Notes, MTN	3.194	(ff)	07/23/30		30,315	33,217,459
Sr. Unsec’d. Notes, MTN	3.824	(ff)	01/20/28		41,818	47,252,237
Sr. Unsec’d. Notes, MTN	3.974	(ff)	02/07/30		29,890	34,448,157
Sr. Unsec’d. Notes, MTN(a)	4.083	(ff)	03/20/51		50,000	60,689,636
Sr. Unsec’d. Notes, MTN	4.125		01/22/24		16,890	18,662,458
Sr. Unsec’d. Notes, MTN	4.271	(ff)	07/23/29		1,030	1,209,014
Sr. Unsec’d. Notes, MTN(a)	4.330	(ff)	03/15/50		104,325	131,386,596
Sub. Notes, MTN	4.000		01/22/25		44,250	49,193,217
Sub. Notes, MTN	4.450		03/03/26		45,890	52,847,988

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN	2.200%		08/16/23	19,930	$20,870,287
Sr. Unsec’d. Notes, MTN	2.950		01/29/23	4,360	4,601,354
Sr. Unsec’d. Notes, Series G, MTN	3.000		02/24/25	9,393	10,255,877
Bank Rakyat Indonesia Persero Tbk PT (Indonesia), Sr. Unsec’d. Notes	3.950		03/28/24	1,000	1,062,816
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	3.932	(ff)	05/07/25	71,450	76,965,649
Sr. Unsec’d. Notes(a)	4.610	(ff)	02/15/23	64,345	67,379,244
Sr. Unsec’d. Notes(a)	4.950		01/10/47	4,800	6,195,692
Sr. Unsec’d. Notes, MTN	4.972	(ff)	05/16/29	18,800	22,017,267
Sub. Notes	4.836		05/09/28	12,120	13,351,569
Sub. Notes(a)	5.088	(ff)	06/20/30	19,770	22,473,080
Sub. Notes	5.200		05/12/26	15,595	17,580,666
BBVA Bancomer SA (Mexico), Sub. Notes	6.500		03/10/21	577	586,465
BNG Bank NV (Netherlands), Sr. Unsec’d. Notes, EMTN	0.500		03/29/21	1,500	1,499,617
BNP Paribas SA (France),
Gtd. Notes, MTN(a)	3.250		03/03/23	4,525	4,819,641
Sr. Unsec’d. Notes, 144A	1.904	(ff)	09/30/28	42,805	42,599,486
Sr. Unsec’d. Notes, 144A	3.375		01/09/25	59,970	65,030,596
Sr. Unsec’d. Notes, 144A	4.400		08/14/28	20,035	23,326,851
Sr. Unsec’d. Notes, 144A, MTN(a)	2.950		05/23/22	1,435	1,488,761
Sr. Unsec’d. Notes, 144A, MTN	3.052	(ff)	01/13/31	43,050	45,552,205
Sr. Unsec’d. Notes, 144A, MTN	3.500		03/01/23	17,005	18,079,971
Sub. Notes, 144A, MTN(a)	4.375		05/12/26	8,755	9,844,675
BPCE SA (France),
Gtd. Notes, 144A, MTN	3.000		05/22/22	4,005	4,147,457
Sr. Unsec’d. Notes, 144A(a)	1.652	(ff)	10/06/26	30,045	30,203,613
Sr. Unsec’d. Notes, 144A, MTN(a)	3.250		01/11/28	20,350	22,322,553
Sr. Unsec’d. Notes, 144A, MTN	3.500		10/23/27	4,330	4,755,258
Sub. Notes, 144A, MTN(a)	4.500		03/15/25	3,000	3,329,218
Sub. Notes, 144A, MTN	4.625		07/11/24	3,460	3,811,481
Sub. Notes, 144A, MTN(a)	4.875		04/01/26	1,015	1,160,397
Sub. Notes, 144A, MTN	5.700		10/22/23	21,237	23,846,669
CIT Group, Inc., Sr. Unsec’d. Notes	4.750		02/16/24	50	53,771
CITIC Ltd. (China), Sr. Unsec’d. Notes, EMTN	6.800		01/17/23	1,800	2,003,926

See Notes to Financial Statements.

PGIM Total Return Bond Fund    49

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Citigroup, Inc.,
Jr. Sub. Notes, Series Q, 3 Month LIBOR + 4.095% (Cap N/A, Floor 0.000%)	4.375	%(c)	–(rr)	51,035	$50,051,715
Jr. Sub. Notes, Series T	6.250	(ff)	–(rr)	9,660	10,762,308
Jr. Sub. Notes, Series U	5.000	(ff)	–(rr)	40,750	40,987,269
Jr. Sub. Notes, Series V	4.700	(ff)	–(rr)	37,535	36,741,869
Sr. Unsec’d. Notes	2.666	(ff)	01/29/31	181,555	190,537,020
Sr. Unsec’d. Notes	2.750		04/25/22	3,065	3,163,608
Sr. Unsec’d. Notes	2.876	(ff)	07/24/23	7,800	8,094,538
Sr. Unsec’d. Notes	3.200		10/21/26	45,317	49,857,380
Sr. Unsec’d. Notes	3.400		05/01/26	20,000	22,238,373
Sr. Unsec’d. Notes	3.520	(ff)	10/27/28	24,285	26,944,228
Sr. Unsec’d. Notes	3.668	(ff)	07/24/28	12,612	14,114,641
Sr. Unsec’d. Notes	3.700		01/12/26	21,150	23,715,434
Sr. Unsec’d. Notes	3.887	(ff)	01/10/28	1,700	1,916,029
Sr. Unsec’d. Notes(a)	4.044	(ff)	06/01/24	4,520	4,899,373
Sr. Unsec’d. Notes(a)	5.316	(ff)	03/26/41	125,000	169,040,991
Sr. Unsec’d. Notes(a)	8.125		07/15/39	985	1,700,598
Sub. Notes	4.300		11/20/26	1,175	1,347,671
Sub. Notes	4.400		06/10/25	22,755	25,739,689
Sub. Notes(a)	4.750		05/18/46	42,640	53,204,747
Credit Agricole SA (France), Jr. Sub. Notes	7.875	(ff)	–(rr)	1,000	1,102,817
Credit Suisse AG (Switzerland), Sr. Unsec’d. Notes, MTN	3.625		09/09/24	6,450	7,133,156
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	3.869	(ff)	01/12/29	8,734	9,698,942
Sr. Unsec’d. Notes, 144A	4.194	(ff)	04/01/31	30,500	34,985,151
Sr. Unsec’d. Notes, 144A	4.282		01/09/28	3,541	4,007,983
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes(a)	3.750		03/26/25	3,590	3,971,838
Gtd. Notes(a)	3.800		09/15/22	1,930	2,040,664
Gtd. Notes	3.800		06/09/23	23,170	24,920,514
Gtd. Notes(a)	4.550		04/17/26	4,315	5,021,654
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A	1.621	(ff)	09/11/26	60,295	59,899,398
Sr. Unsec’d. Notes, 144A	3.244	(ff)	12/20/25	22,650	24,017,513
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.290%	1.539	(c)	02/04/21	18,675	18,675,300
Sr. Unsec’d. Notes(a)	2.222	(ff)	09/18/24	10,415	10,530,812
Sr. Unsec’d. Notes	3.150		01/22/21	4,950	4,971,873

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Deutsche Bank AG (Germany), (cont’d.)
Sr. Unsec’d. Notes	3.950%		02/27/23		9,250	$9,727,756
Sr. Unsec’d. Notes(a)	4.250		02/04/21		26,360	26,565,895
Sr. Unsec’d. Notes, GMTN(a)	3.375		05/12/21		2,160	2,184,705
Sr. Unsec’d. Notes, Series D	5.000		02/14/22		79,400	83,127,354
Development Bank of Japan, Inc. (Japan),
Gov’t. Gtd. Notes, 144A, MTN	3.125		09/06/23		13,200	14,187,970
Gov’t. Gtd. Notes, EMTN	2.750		09/16/25		6,500	7,134,861
Sr. Unsec’d. Notes, GMTN	2.235		04/28/22		1,000	1,026,405
Sr. Unsec’d. Notes, GMTN	2.868		09/05/23		10,000	10,628,240
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, 144A	1.625		10/16/24		5,250	5,451,773
Gov’t. Liquid Gtd. Notes, 144A, MTN	3.250		09/26/23		16,750	18,074,551
Gov’t. Liquid Gtd. Notes, EMTN	1.125		06/15/22	GBP	8,000	10,514,080
Gov’t. Liquid Gtd. Notes, EMTN	2.125		02/12/25	GBP	90,700	126,308,771
Discover Bank,
Sr. Unsec’d. Notes	3.450		07/27/26		6,775	7,435,478
Sr. Unsec’d. Notes	4.200		08/08/23		9,280	10,157,758
Sr. Unsec’d. Notes	4.250		03/13/26		675	766,663
First Abu Dhabi Bank PJSC (United Arab Emirates), Sr. Unsec’d. Notes, EMTN	3.000		03/30/22		3,600	3,716,677
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M, 3 Month LIBOR + 3.922%	4.165	(c)	–(rr)		17,210	16,894,702
Jr. Sub. Notes, Series O(a)	5.300	(ff)	–(rr)		40,010	42,585,724
Sr. Unsec’d. Notes	2.908	(ff)	06/05/23		16,250	16,836,252
Sr. Unsec’d. Notes(a)	3.272	(ff)	09/29/25		24,791	26,880,700
Sr. Unsec’d. Notes	3.500		01/23/25		24,570	26,860,958
Sr. Unsec’d. Notes(a)	3.500		04/01/25		3,920	4,322,085
Sr. Unsec’d. Notes(a)	3.500		11/16/26		19,290	21,354,078
Sr. Unsec’d. Notes	3.750		02/25/26		31,653	35,558,904
Sr. Unsec’d. Notes(a)	3.814	(ff)	04/23/29		17,045	19,411,820
Sr. Unsec’d. Notes(a)	3.850		01/26/27		38,070	42,835,033
Sr. Unsec’d. Notes, EMTN	2.100	(cc)	11/26/22		14,100	14,475,969
Sr. Unsec’d. Notes, EMTN	3.000	(cc)	05/31/24		95,768	103,928,569
Sr. Unsec’d. Notes, MTN	2.905	(ff)	07/24/23		29,890	31,039,270
Sub. Notes	5.150		05/22/45		12,425	16,479,971
Sub. Notes	6.750		10/01/37		276	401,493
HSBC Bank PLC (United Kingdom), Sr. Unsec’d. Notes, EMTN	3.300	(ff)	09/28/24		10,000	9,839,138
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	3.803	(ff)	03/11/25		1,360	1,472,103

See Notes to Financial Statements.

PGIM Total Return Bond Fund    51

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
HSBC Holdings PLC (United Kingdom), (cont’d.)
Sr. Unsec’d. Notes	3.900%	05/25/26	4,175	$4,665,946
Sr. Unsec’d. Notes(a)	4.292(ff)	09/12/26	1,625	1,822,750
Sr. Unsec’d. Notes	4.583(ff)	06/19/29	41,115	47,449,303
Sub. Notes	4.250	03/14/24	4,200	4,549,361
ICICI Bank Ltd. (India), Sr. Unsec’d. Notes, EMTN	3.250	09/09/22	2,200	2,250,279
Industrial & Commercial Bank of China Ltd. (China), Sr. Unsec’d. Notes	2.957	11/08/22	3,000	3,111,924
ING Groep NV (Netherlands), Sr. Unsec’d. Notes(a)	3.550	04/09/24	2,400	2,611,351
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series CC(a)	4.625(ff)	–(rr)	30,100	29,198,705
Jr. Sub. Notes, Series FF	5.000(ff)	–(rr)	29,225	29,379,160
Jr. Sub. Notes, Series HH	4.600(ff)	–(rr)	43,485	42,763,543
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%(a)	3.684(c)	–(rr)	2,878	2,725,456
Jr. Sub. Notes, Series II	4.000(ff)	–(rr)	89,955	85,113,416
Jr. Sub. Notes, Series S	6.750(ff)	–(rr)	29,650	32,326,006
Jr. Sub. Notes, Series Z, 3 Month LIBOR + 3.800%	4.014(c)	–(rr)	21,720	21,409,109
Sr. Unsec’d. Notes(a)	2.522(ff)	04/22/31	37,950	40,000,618
Sr. Unsec’d. Notes(a)	2.739(ff)	10/15/30	100,695	107,587,567
Sr. Unsec’d. Notes	3.200	01/25/23	8,265	8,778,706
Sr. Unsec’d. Notes	3.200	06/15/26	17,100	18,976,527
Sr. Unsec’d. Notes(a)	3.250	09/23/22	8,770	9,250,234
Sr. Unsec’d. Notes	3.300	04/01/26	30,910	34,359,777
Sr. Unsec’d. Notes	3.509(ff)	01/23/29	61,905	69,442,710
Sr. Unsec’d. Notes	3.702(ff)	05/06/30	91,135	104,034,979
Sr. Unsec’d. Notes	3.964(ff)	11/15/48	7,285	8,713,133
Sr. Unsec’d. Notes	4.005(ff)	04/23/29	52,470	60,714,082
Sr. Unsec’d. Notes	4.260(ff)	02/22/48	19,366	24,346,355
Sr. Unsec’d. Notes(a)	4.493(ff)	03/24/31	175,000	211,892,576
Sub. Notes(a)	3.375	05/01/23	2,775	2,962,996
Sub. Notes	3.875	09/10/24	18,900	20,938,502
KeyCorp, Sr. Unsec’d. Notes, MTN	5.100	03/24/21	60	61,122
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes	3.750	01/11/27	16,715	18,524,425
Sr. Unsec’d. Notes	3.900	03/12/24	6,047	6,584,101

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Manufacturers & Traders Trust Co., Sr. Unsec’d. Notes	2.900%	02/06/25	22,525	$24,451,236
Mizuho Financial Group, Inc. (Japan), Sr. Unsec’d. Notes(a)	3.170	09/11/27	10,000	10,923,083
Morgan Stanley,
Jr. Sub. Notes, Series J, 3 Month LIBOR + 3.810% (Cap N/A, Floor 0.000%)	4.047(c)	–(rr)	4,810	4,731,796
Sr. Unsec’d. Notes, GMTN(a)	2.699(ff)	01/22/31	124,550	132,963,308
Sr. Unsec’d. Notes, GMTN(a)	3.700	10/23/24	5,000	5,556,344
Sr. Unsec’d. Notes, GMTN	3.750	02/25/23	18,090	19,407,946
Sr. Unsec’d. Notes, GMTN(a)	3.772(ff)	01/24/29	50,115	57,140,731
Sr. Unsec’d. Notes, GMTN(a)	4.431(ff)	01/23/30	10,745	12,856,265
Sr. Unsec’d. Notes, GMTN(a)	5.597(ff)	03/24/51	150,000	226,893,238
Sr. Unsec’d. Notes, MTN	2.625	11/17/21	16,890	17,290,177
Sr. Unsec’d. Notes, MTN	2.750	05/19/22	10,000	10,355,944
Sr. Unsec’d. Notes, MTN	3.125	07/27/26	49,095	54,261,123
Sr. Unsec’d. Notes, MTN(a)	3.591(ff)	07/22/28	44,390	49,977,322
Sr. Unsec’d. Notes, MTN(a)	3.971(ff)	07/22/38	12,045	14,311,258
Sub. Notes, GMTN	4.350	09/08/26	15,545	18,035,650
Sub. Notes, MTN(a)	3.950	04/23/27	16,340	18,440,116
Natwest Group PLC (United Kingdom),
Sr. Unsec’d. Notes(a)	3.875	09/12/23	26,670	28,782,387
Sr. Unsec’d. Notes(a)	4.445(ff)	05/08/30	61,300	70,625,232
Sr. Unsec’d. Notes	4.519(ff)	06/25/24	25,400	27,543,967
People’s United Bank NA, Sub. Notes	4.000	07/15/24	500	535,803
PNC Bank NA,
Sr. Unsec’d. Notes(a)	2.625	02/17/22	14,615	15,017,985
Sr. Unsec’d. Notes	2.950	02/23/25	12,890	14,039,224
Sub. Notes	2.950	01/30/23	10,835	11,392,083
Sub. Notes	4.050	07/26/28	1,450	1,687,072
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	2.854	11/09/22	1,600	1,677,567
Sr. Unsec’d. Notes(a)	3.450	04/23/29	19,920	22,757,618
Sub. Notes	3.900	04/29/24	2,715	2,989,140
Rheinland-Pfalz Bank (Germany),
Sub. Notes	6.875	02/23/28	7,600	10,345,222
Sub. Notes, 144A	6.875	02/23/28	3,463	4,713,882
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	2.875	08/05/21	8,090	8,238,523
Sr. Unsec’d. Notes	3.373(ff)	01/05/24	38,105	39,920,901

See Notes to Financial Statements.

PGIM Total Return Bond Fund    53

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Santander UK Group Holdings PLC (United Kingdom), (cont’d.)
Sr. Unsec’d. Notes	3.571%	01/10/23	15,400	$15,875,740
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes	3.000	01/18/23	5,125	5,397,423
Sumitomo Mitsui Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.442	10/19/21	9,390	9,583,146
Truist Bank,
Sr. Unsec’d. Notes	2.750	05/01/23	3,675	3,872,056
Sr. Unsec’d. Notes	2.850	04/01/21	9,550	9,631,509
Truist Financial Corp.,
Jr. Sub. Notes, Series N	4.800(ff)	–(rr)	41,643	41,920,057
Sub. Notes, MTN	3.875	03/19/29	7,550	8,700,131
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A(a)	1.008(ff)	07/30/24	11,645	11,684,105
Sr. Unsec’d. Notes, 144A(a)	1.364(ff)	01/30/27	13,000	12,970,738
Sr. Unsec’d. Notes, 144A(a)	2.859(ff)	08/15/23	30,355	31,468,558
Sr. Unsec’d. Notes, 144A(a)	3.126(ff)	08/13/30	14,130	15,480,964
Sr. Unsec’d. Notes, 144A	3.491	05/23/23	24,420	25,454,016
Sr. Unsec’d. Notes, 144A	4.125	09/24/25	26,385	29,989,578
Sr. Unsec’d. Notes, 144A	4.125	04/15/26	2,440	2,799,737
UniCredit SpA (Italy), Sr. Unsec’d. Notes, 144A(a)	2.569(ff)	09/22/26	33,415	33,193,272
Wells Fargo & Co.,
Sr. Unsec’d. Notes	2.500	03/04/21	6,960	7,012,164
Sr. Unsec’d. Notes(a)	3.068(ff)	04/30/41	65,040	67,258,711
Sr. Unsec’d. Notes, MTN	2.572(ff)	02/11/31	100,955	105,100,138
Sr. Unsec’d. Notes, MTN	2.879(ff)	10/30/30	23,111	24,561,039
Sr. Unsec’d. Notes, MTN(a)	3.000	02/19/25	8,280	8,936,750
Sr. Unsec’d. Notes, MTN(a)	4.478(ff)	04/04/31	217,309	260,878,661

				6,010,624,076

Beverages 0.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes(a)	4.700	02/01/36	25,475	31,218,461
Gtd. Notes(a)	4.900	02/01/46	44,090	54,013,854
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes(a)	5.450	01/23/39	39,566	51,091,490
Gtd. Notes(a)	5.550	01/23/49	49,910	66,802,062
Gtd. Notes	8.000	11/15/39	1,880	3,038,461
Gtd. Notes	8.200	01/15/39	450	737,776

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Beverages (cont’d.)
Keurig Dr. Pepper, Inc., Gtd. Notes	3.551%	05/25/21	28,355	$28,853,753

				235,755,857

Biotechnology 0.0%
Biogen, Inc., Sr. Unsec’d. Notes(a)	3.150	05/01/50	24,390	23,468,026
Gilead Sciences, Inc., Sr. Unsec’d. Notes(a)	4.800	04/01/44	1,945	2,462,999

				25,931,025

Building Materials 0.1%
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A	5.450	11/19/29	413	436,619
Sr. Sec’d. Notes, 144A(a)	7.750	04/16/26	3,000	3,174,383
Forterra Finance LLC/FRTA Finance Corp., Sr. Sec’d. Notes, 144A	6.500	07/15/25	1,700	1,799,074
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes	4.250	07/02/24	2,300	2,551,491
Owens Corning,
Sr. Unsec’d. Notes	3.400	08/15/26	3,315	3,578,007
Sr. Unsec’d. Notes	4.300	07/15/47	22,500	24,892,929
Sr. Unsec’d. Notes	4.400	01/30/48	4,370	4,822,442
Patrick Industries, Inc., Gtd. Notes, 144A	7.500	10/15/27	300	325,514
SRM Escrow Issuer LLC, Sr. Sec’d. Notes, 144A	6.000	11/01/28	5,975	5,975,000
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	3.375	01/15/31	10,650	10,371,134
Sr. Unsec’d. Notes, 144A	4.375	07/15/30	50	51,680
Sr. Unsec’d. Notes, 144A	4.750	01/15/28	1,325	1,384,242
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A	5.125	06/01/25	100	101,194
Gtd. Notes, 144A	6.500	03/15/27	500	524,346
U.S. Concrete, Inc.,
Gtd. Notes(a)	6.375	06/01/24	5,476	5,659,694
Gtd. Notes, 144A(a)	5.125	03/01/29	6,975	7,099,802

				72,747,551

See Notes to Financial Statements.

PGIM Total Return Bond Fund    55

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Chemicals 1.2%
Alpek SAB de CV (Mexico), Gtd. Notes	4.500%	11/20/22		4,200	$4,381,704
Ashland LLC, Gtd. Notes	6.875	05/15/43		11,140	14,329,396
Braskem Netherlands Finance BV (Brazil), Gtd. Notes, 144A	4.500	01/31/30		3,000	2,770,549
CF Industries, Inc.,
Gtd. Notes(a)	4.950	06/01/43		8,565	10,252,930
Gtd. Notes	5.375	03/15/44		20,115	24,750,814
Sr. Sec’d. Notes, 144A	3.400	12/01/21		17,182	17,601,791
Chemours Co. (The),
Gtd. Notes	4.000	05/15/26	EUR	28,870	32,022,249
Gtd. Notes	5.375	05/15/27		50	49,135
Gtd. Notes	6.625	05/15/23		325	323,788
Gtd. Notes(a)	7.000	05/15/25		8,050	8,116,663
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes	1.750	06/14/22	EUR	14,350	16,867,443
Gtd. Notes	3.500	07/19/22		4,400	4,512,241
Diamond BC BV, Sr. Unsec’d. Notes(a)	5.625	08/15/25	EUR	61,343	70,526,803
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	3.625	05/15/26		6,090	6,783,524
Sr. Unsec’d. Notes(a)	4.800	05/15/49		12,755	15,403,214
Sr. Unsec’d. Notes	5.250	11/15/41		6,010	7,521,428
Sr. Unsec’d. Notes(a)	5.550	11/30/48		1,639	2,166,972
Sr. Unsec’d. Notes	9.400	05/15/39		330	563,076
DuPont de Nemours, Inc., Sr. Unsec’d. Notes	3.766	11/15/20		15,755	15,772,685
Eastman Chemical Co., Sr. Unsec’d. Notes	3.800	03/15/25		9,781	10,741,938
FMC Corp., Sr. Unsec’d. Notes	4.500	10/01/49		12,925	15,613,857
LYB International Finance III LLC,
Gtd. Notes	3.375	10/01/40		14,600	14,421,961
Gtd. Notes(a)	4.200	10/15/49		39,625	42,892,198
Gtd. Notes(a)	4.200	05/01/50		45,290	48,938,852
LyondellBasell Industries NV,
Sr. Unsec’d. Notes(a)	4.625	02/26/55		8,860	9,924,366
Sr. Unsec’d. Notes	5.750	04/15/24		4,000	4,580,349
Sr. Unsec’d. Notes	6.000	11/15/21		9,954	10,373,171
Minerals Technologies, Inc., Gtd. Notes, 144A	5.000	07/01/28		142	146,337

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Monitchem HoldCo 2 SA (Luxembourg), Gtd. Notes, 144A	9.500%	09/15/26	EUR	3,700	$4,420,642
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625	11/15/43		3,455	4,056,938
Nouryon Holding BV (Netherlands),
Gtd. Notes	6.500	10/01/26	EUR	22,308	26,440,558
Sr. Unsec’d. Notes, 144A(a)	8.000	10/01/26		2,500	2,637,739
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.875	06/01/24		2,589	2,561,573
Sr. Unsec’d. Notes, 144A(a)	5.000	05/01/25		3,190	3,154,939
Sr. Unsec’d. Notes, 144A	5.250	06/01/27		6,775	6,600,809
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.125	03/15/35		1,900	2,176,130
Sr. Unsec’d. Notes	4.900	06/01/43		3,370	4,097,821
Sr. Unsec’d. Notes	5.000	04/01/49		9,334	12,147,880
Sr. Unsec’d. Notes	5.250	01/15/45		11,059	13,935,200
Sr. Unsec’d. Notes(a)	6.125	01/15/41		1,730	2,353,417
Sr. Unsec’d. Notes	7.125	05/23/36		665	921,055
Nutrition & Biosciences, Inc., Sr. Unsec’d. Notes, 144A(a)	3.268	11/15/40		16,685	17,118,215
OCI NV (Netherlands),
Sr. Sec’d. Notes	3.125	11/01/24	EUR	21,821	25,032,620
Sr. Sec’d. Notes, 144A	3.625	10/15/25	EUR	31,000	35,925,830
Olin Corp., Sr. Unsec’d. Notes, 144A	9.500	06/01/25		50	59,150
Sasol Financing International Ltd. (South Africa), Gtd. Notes(a)	4.500	11/14/22		13,900	13,502,884
Sasol Financing USA LLC (South Africa),
Gtd. Notes(a)	5.875	03/27/24		41,980	40,336,123
Gtd. Notes	6.500	09/27/28		2,210	2,112,161
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes(a)	2.950	08/15/29		25,150	27,484,859
Sr. Unsec’d. Notes	3.450	08/01/25		1,240	1,368,165
Sr. Unsec’d. Notes(a)	3.450	06/01/27		8,035	9,013,419
SPCM SA (France),
Sr. Unsec’d. Notes, 144A	2.000	02/01/26	EUR	9,700	11,282,984
Sr. Unsec’d. Notes, 144A	2.625	02/01/29	EUR	11,800	13,724,062
TPC Group, Inc., Sr. Sec’d. Notes, 144A	10.500	08/01/24		10,675	9,075,536
Tronox Finance PLC, Gtd. Notes, 144A	5.750	10/01/25		250	249,632

See Notes to Financial Statements.

PGIM Total Return Bond Fund    57

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Tronox, Inc., Sr. Sec’d. Notes, 144A	6.500%		05/01/25	500	$527,994
Valvoline, Inc., Gtd. Notes, 144A	4.250		02/15/30	95	96,987
W.R. Grace & Co.-Conn., Gtd. Notes, 144A(a)	4.875		06/15/27	7,500	7,816,033

					712,580,789

Commercial Services 1.0%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625		07/15/26	3,420	3,580,171
Sr. Unsec’d. Notes, 144A	9.750		07/15/27	50	53,492
AMN Healthcare, Inc., Gtd. Notes, 144A	4.625		10/01/27	50	51,119
California Institute of Technology,
Sr. Unsec’d. Notes	3.650		09/01/2119	39,775	40,360,073
Sr. Unsec’d. Notes	4.700		11/01/2111	2,105	2,727,923
Central Nippon Expressway Co. Ltd. (Japan),
Sr. Unsec’d. Notes	2.293		04/23/21	4,470	4,503,158
Sr. Unsec’d. Notes	2.849		03/03/22	19,000	19,536,031
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.850%	1.099	(c)	09/14/21	1,000	1,004,364
Cintas Corp. No. 2,
Gtd. Notes	2.900		04/01/22	8,105	8,384,197
Gtd. Notes	3.700		04/01/27	6,325	7,205,759
Cleveland Clinic Foundation (The), Unsec’d. Notes	4.858		01/01/2114	4,000	5,266,737
DP World PLC (United Arab Emirates), Sr. Unsec’d. Notes, EMTN	6.850		07/02/37	2,000	2,506,172
Equifax, Inc., Sr. Unsec’d. Notes	3.950		06/15/23	13,305	14,371,235
ERAC USA Finance LLC,
Gtd. Notes, 144A	2.700		11/01/23	27,400	28,768,701
Gtd. Notes, 144A	3.300		12/01/26	10,390	11,354,978
Gtd. Notes, 144A	3.800		11/01/25	17,535	19,472,694
Gtd. Notes, 144A	4.200		11/01/46	7,890	8,976,167
Gtd. Notes, 144A	4.500		02/15/45	3,720	4,350,982
Gtd. Notes, 144A	6.700		06/01/34	2,355	3,343,654
Gtd. Notes, 144A	7.000		10/15/37	4,090	5,958,192

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
Gartner, Inc.,
Gtd. Notes, 144A	3.750%	10/01/30		50	$51,136
Gtd. Notes, 144A	4.500	07/01/28		50	52,183
Johns Hopkins University, Sr. Unsec’d. Notes, Series A	2.813	01/01/60		8,040	8,168,827
Leland Stanford Junior University (The), Unsec’d. Notes	3.647	05/01/48		7,250	8,801,422
Loxam SAS (France),
Sr. Sec’d. Notes	3.750	07/15/26	EUR	2,325	2,545,539
Sr. Sub. Notes	4.500	04/15/27	EUR	14,600	14,121,828
Sr. Sub. Notes(a)	5.750	07/15/27	EUR	42,550	43,453,969
Massachusetts Institute of Technology,
Unsec’d. Notes	3.885	07/01/2116		18,113	20,956,559
Unsec’d. Notes	4.678	07/01/2114		3,000	4,147,890
Unsec’d. Notes(a)	5.600	07/01/2111		942	1,565,611
Moody’s Corp., Sr. Unsec’d. Notes	2.550	08/18/60		5,855	5,215,141
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A	5.625	10/01/28		50	51,731
Gtd. Notes, 144A	5.875	10/01/30		50	52,551
President & Fellows of Harvard College,
Unsec’d. Notes	2.517	10/15/50		8,950	9,048,684
Unsec’d. Notes	3.150	07/15/46		9,930	11,201,482
Unsec’d. Notes(a)	3.300	07/15/56		3,840	4,499,477
Unsec’d. Notes	3.619	10/01/37		4,010	4,676,590
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A	8.250	11/15/26		476	517,107
Sr. Sec’d. Notes	4.500	05/15/26	EUR	99,910	121,848,252
Sr. Unsec’d. Notes	6.875	11/15/26	EUR	26,000	32,715,217
Service Corp. International, Sr. Unsec’d. Notes(a)	3.375	08/15/30		1,685	1,708,183
Trustees of the University of Pennsylvania (The), Sr. Unsec’d. Notes	3.610	02/15/2119		1,065	1,108,280
United Rentals North America, Inc.,
Gtd. Notes	3.875	02/15/31		5,176	5,238,404
Gtd. Notes	4.000	07/15/30		4,075	4,156,620
Gtd. Notes(a)	4.875	01/15/28		70,980	74,537,122
Gtd. Notes	5.250	01/15/30		25,821	27,994,127
Gtd. Notes(a)	5.500	05/15/27		5,695	6,058,252
Gtd. Notes	5.875	09/15/26		50	52,623
University of Chicago (The), Unsec’d. Notes, Series 20B	2.761	04/01/45		6,560	6,483,273

See Notes to Financial Statements.

PGIM Total Return Bond Fund    59

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
University of Southern California,
Sr. Unsec’d. Notes, Series A	3.226%	10/01/2120		5,210	$5,035,086
Unsec’d. Notes, Series 2017	3.841	10/01/47		9,375	11,260,975
Verscend Escrow Corp., Sr. Unsec’d. Notes, 144A	9.750	08/15/26		50	53,739

					629,153,679

Computers 0.2%
Apple, Inc.,
Sr. Unsec’d. Notes(a)	3.750	11/13/47		48,610	58,731,840
Sr. Unsec’d. Notes	4.650	02/23/46		2,025	2,749,587
Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes	8.375	09/01/26	EUR	2,500	2,967,565
Sr. Unsec’d. Notes, 144A	9.750	09/01/26		8,550	8,985,578
Dell International LLC/EMC Corp., Gtd. Notes, 144A	5.875	06/15/21		6,692	6,706,072
Everi Payments, Inc., Gtd. Notes, 144A(a)	7.500	12/15/25		6,573	6,647,973
Hurricane Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A (original cost $26,250,000; purchased 07/31/20)(f)	8.000	10/15/25	GBP	20,000	26,825,197
Leidos, Inc., Gtd. Notes, 144A	2.300	02/15/31		20,440	20,225,038
NCR Corp.,
Gtd. Notes, 144A	5.000	10/01/28		50	49,751
Gtd. Notes, 144A	5.250	10/01/30		50	49,659
Gtd. Notes, 144A	5.750	09/01/27		500	515,517

					134,453,777

Distribution/Wholesale 0.0%
Core & Main Holdings LP, Sr. Unsec’d. Notes, 144A, Cash coupon 8.625% or PIK 9.375%	8.625	09/15/24		260	264,255

Diversified Financial Services 0.7%
Aircraft Finance Co. Ltd. (China), Sr. Sec’d. Notes, Series B	4.100	03/29/26		3,617	3,796,778
ALEX Alpha LLC, U.S. Gov’t. Gtd. Notes	1.617	08/15/24		1,739	1,773,243

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
Ally Financial, Inc., Sub. Notes	5.750%		11/20/25	54	$61,364
Avolon Holdings Funding Ltd. (Ireland), Gtd. Notes, 144A	5.500		01/15/23	17,000	17,322,294
CDP Financial, Inc. (Canada),
Gtd. Notes	3.150		07/24/24	7,472	8,188,056
Gtd. Notes	5.600		11/25/39	1,200	1,721,332
Gtd. Notes, 144A	3.150		07/24/24	13,090	14,344,439
Gtd. Notes, 144A	5.600		11/25/39	4,045	5,802,323
Charles Schwab Corp. (The),
Jr. Sub. Notes, Series G	5.375	(ff)	–(rr)	51,150	56,038,552
Sr. Unsec’d. Notes	3.450		02/13/26	8,855	9,963,037
Citigroup Global Markets Holdings, Inc., Gtd. Notes, GMTN	3.000	(cc)	06/12/24	42,866	46,579,813
Credit Suisse International (United Kingdom),
Sub. Notes, Series B^	2.122	(s)	12/15/20	2,078	2,076,281
Sub. Notes, Series E^	2.109	(s)	12/15/20	924	923,113
Sub. Notes, Series F^	2.612	(s)	12/15/21	20,083	20,006,356
Discover Financial Services, Sr. Unsec’d. Notes	3.750		03/04/25	14,835	16,197,618
Eole Finance SPC (France), Gtd. Notes	2.341		02/24/24	17,828	18,307,535
GE Capital International Funding Co. Unlimited Co., Gtd. Notes(a)	4.418		11/15/35	21,987	23,749,450
Jefferies Group LLC,
Sr. Unsec’d. Notes(a)	2.750		10/15/32	53,940	55,001,293
Sr. Unsec’d. Notes	6.500		01/20/43	1,425	1,843,463
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.500		08/15/28	16,055	16,012,454
Gtd. Notes, 144A	6.000		01/15/27	15,935	15,938,074
Gtd. Notes, 144A	9.125		07/15/26	28,950	30,980,210
Navient Solutions LLC, Sr. Unsec’d. Notes	3.404	(s)	10/03/22	348	342,675
OneMain Finance Corp.,
Gtd. Notes	5.375		11/15/29	202	207,663
Gtd. Notes	6.625		01/15/28	5,050	5,527,038
Gtd. Notes	6.875		03/15/25	500	550,272
Gtd. Notes	7.125		03/15/26	50	55,416
Ontario Teachers’ Finance Trust (Canada), Local Gov’t. Gtd. Notes, 144A(a)	2.125		09/19/22	15,500	16,008,371
Park Aerospace Holdings Ltd. (Ireland), Gtd. Notes, 144A(a)	5.500		02/15/24	7,460	7,703,747

See Notes to Financial Statements.

PGIM Total Return Bond Fund    61

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
Penta Aircraft Leasing LLC, U.S. Gov’t. Gtd. Notes	1.691%		04/29/25	2,072	$2,126,774
Peru Enhanced Pass-Through Finance Ltd. (Peru), Pass-Through Certificates	1.923	(s)	06/02/25	5,801	5,467,828
Postal Square LP,
U.S. Gov’t. Gtd. Notes	6.500		06/15/22	2,949	3,066,954
U.S. Gov’t. Gtd. Notes	8.950		06/15/22	5,707	6,117,543
Power Sector Assets & Liabilities Management
Corp. (Philippines),
Gov’t. Gtd. Notes	7.390		12/02/24	10,742	13,465,349
Private Export Funding Corp.,
Sr. Unsec’d. Notes, 144A	2.650		02/16/21	6,694	6,740,604
U.S. Gov’t. Gtd. Notes, Series KK	3.550		01/15/24	2,564	2,798,336
U.S. Gov’t. Gtd. Notes, Series NN	3.250		06/15/25	3,595	3,990,843
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., Gtd. Notes, 144A	3.875		03/01/31	50	49,300
Visa, Inc., Sr. Unsec’d. Notes	2.700		04/15/40	11,105	11,807,197

					452,652,988

Electric 2.7%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates), Sr. Unsec’d. Notes	3.625		01/12/23	8,300	8,764,401
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes	3.100		12/01/26	1,300	1,451,765
Sr. Unsec’d. Notes(a)	3.750		12/01/47	5,595	6,557,880
Sr. Unsec’d. Notes	3.800		06/15/49	7,345	8,644,775
Sr. Unsec’d. Notes, Series M	3.650		04/01/50	10,915	12,655,398
Alabama Power Co., Sr. Unsec’d. Notes, Series B	3.700		12/01/47	18,040	20,964,612
Appalachian Power Co., Sr. Unsec’d. Notes	3.400		06/01/25	15,645	17,152,793
Avangrid, Inc., Sr. Unsec’d. Notes(a)	3.800		06/01/29	22,140	25,363,958
Caledonia Generating LLC, Sr. Sec’d. Notes, 144A	1.950		02/28/22	2,105	2,126,095
Calpine Corp.,
Sr. Sec’d. Notes, 144A	4.500		02/15/28	50	50,851
Sr. Sec’d. Notes, 144A	5.250		06/01/26	500	513,775
Sr. Unsec’d. Notes, 144A(a)	4.625		02/01/29	23,192	23,409,458

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Calpine Corp., (cont’d.)
Sr. Unsec’d. Notes, 144A(a)	5.000%		02/01/31	34,100	$34,829,726
Sr. Unsec’d. Notes, 144A(a)	5.125		03/15/28	40,000	41,346,870
CenterPoint Energy Houston Electric LLC, General Ref. Mortgage	3.950		03/01/48	6,685	8,176,738
CenterPoint Energy, Inc., Sr. Unsec’d. Notes(a)	2.950		03/01/30	26,025	28,186,902
Cleveland Electric Illuminating Co. (The), Sr. Unsec’d. Notes, 144A	3.500		04/01/28	4,415	4,674,464
CMS Energy Corp., Jr. Sub. Notes	4.750	(ff)	06/01/50	23,485	25,249,223
Commonwealth Edison Co.,
First Mortgage	3.700		03/01/45	2,665	3,039,245
First Mortgage	4.000		03/01/48	4,510	5,462,567
First Mortgage	4.350		11/15/45	2,780	3,488,531
First Mortgage	6.450		01/15/38	690	1,042,950
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes	3.850		06/15/46	7,580	8,687,783
Sr. Unsec’d. Notes, Series C	4.300		12/01/56	2,920	3,607,379
Dominion Energy, Inc.,
Jr. Sub. Notes	2.715		08/15/21	19,335	19,650,589
Jr. Sub. Notes	4.104		04/01/21	33,540	34,037,920
Jr. Sub. Notes, Series B	4.650	(ff)	–(rr)	23,040	23,614,088
Sr. Unsec’d. Notes	3.900		10/01/25	3,855	4,366,659
Sr. Unsec’d. Notes	4.250		06/01/28	6,200	7,285,984
Sr. Unsec’d. Notes, Series D(a)	2.850		08/15/26	5,685	6,220,691
DTE Energy Co., Sr. Unsec’d. Notes	2.850		10/01/26	47,340	51,365,978
Duke Energy Carolinas LLC,
First Mortgage	3.950		03/15/48	6,745	8,117,104
First Mortgage	4.250		12/15/41	6,000	7,343,595
First Ref. Mortgage	2.500		03/15/23	11,945	12,493,940
First Ref. Mortgage	3.750		06/01/45	3,045	3,543,355
First Ref. Mortgage	4.000		09/30/42	1,025	1,219,538
Duke Energy Corp., Sr. Unsec’d. Notes	2.650		09/01/26	12,725	13,700,018
Duke Energy Progress LLC, First Mortgage	4.100		03/15/43	2,410	2,887,453
El Paso Electric Co., Sr. Unsec’d. Notes	6.000		05/15/35	750	1,001,397
Emera US Finance LP (Canada), Gtd. Notes	3.550		06/15/26	10,060	11,178,549

See Notes to Financial Statements.

PGIM Total Return Bond Fund    63

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Emera US Finance LP (Canada), (cont’d.)
Gtd. Notes	4.750%	06/15/46	12,470	$15,034,401
Enel Finance International NV (Italy),
Gtd. Notes, 144A	2.750	04/06/23	5,570	5,817,581
Gtd. Notes, 144A	3.500	04/06/28	32,040	35,533,740
Gtd. Notes, 144A(a)	3.625	05/25/27	10,020	11,108,386
Gtd. Notes, 144A(a)	4.875	06/14/29	2,035	2,472,180
Entergy Arkansas LLC, First Mortgage	3.050	06/01/23	1,200	1,267,568
Entergy Corp., Sr. Unsec’d. Notes	4.000	07/15/22	37,970	39,967,672
Entergy Louisiana LLC,
Collateral Trust	3.120	09/01/27	12,955	14,320,260
Collateral Trust(a)	3.250	04/01/28	5,000	5,582,452
Collateral Trust(a)	4.200	09/01/48	73,240	91,665,654
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes	5.750	01/26/21	20,780	20,322,980
Sr. Unsec’d. Notes	7.125	02/11/25	13,000	12,176,375
Sr. Unsec’d. Notes, 144A	5.750	01/26/21	61,200	59,854,014
Sr. Unsec’d. Notes, 144A	7.125	02/11/25	21,602	20,233,388
Sr. Unsec’d. Notes, 144A, MTN	6.750	08/06/23	2,800	2,654,157
Evergy Kansas Central, Inc., First Mortgage	3.450	04/15/50	33,000	37,188,200
Eversource Energy, Sr. Unsec’d. Notes, Series H	3.150	01/15/25	5,370	5,814,283
Exelon Corp., Sr. Unsec’d. Notes(a)	4.700	04/15/50	9,495	12,026,348
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	6.250	10/01/39	11,700	14,025,214
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series C	4.850	07/15/47	3,870	4,173,171
Sr. Unsec’d. Notes, Series C(a)	7.375	11/15/31	2,310	3,074,483
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450	07/15/44	1,175	1,430,665
Florida Power & Light Co.,
First Mortgage	3.700	12/01/47	10,130	12,179,289
First Mortgage(a)	3.950	03/01/48	8,380	10,489,495
Fortis, Inc. (Canada), Sr. Unsec’d. Notes(a)	3.055	10/04/26	25,625	27,943,571
Georgia Power Co., Sr. Unsec’d. Notes, Series 10-C	4.750	09/01/40	1,050	1,300,320

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Gulf Power Co.,
Sr. Unsec’d. Notes, Series A	3.300%	05/30/27	9,415	$10,513,756
Hydro-Quebec (Canada),
Local Gov’t. Gtd. Notes	8.250	04/15/26	25	33,984
Local Gov’t. Gtd. Notes	8.250	04/15/26	5	6,962
Local Gov’t. Gtd. Notes	8.250	01/15/27	11	15,635
Local Gov’t. Gtd. Notes	8.500	12/01/29	60	94,192
Local Gov’t. Gtd. Notes	8.625	06/15/29	130	199,657
Local Gov’t. Gtd. Notes	9.400	02/01/21	110	112,417
Local Gov’t. Gtd. Notes	9.400	02/01/21	25	25,548
Local Gov’t. Gtd. Notes, MTN	8.910	11/18/24	565	742,696
Local Gov’t. Gtd. Notes, MTN	9.500	04/30/27	170	256,168
Local Gov’t. Gtd. Notes, Series B, MTN	8.400	03/28/25	3,031	4,001,203
Local Gov’t. Gtd. Notes, Series GH	8.250	04/15/26	516	712,968
Local Gov’t. Gtd. Notes, Series GQ	8.250	01/15/27	4,670	6,622,105
Local Gov’t. Gtd. Notes, Series HE	8.625	06/15/29	18,744	29,417,046
Local Gov’t. Gtd. Notes, Series HH	8.500	12/01/29	15,025	23,862,656
Local Gov’t. Gtd. Notes, Series HK	9.375	04/15/30	7,800	13,088,828
Local Gov’t. Gtd. Notes, Series HQ	9.500	11/15/30	28,965	49,894,103
Local Gov’t. Gtd. Notes, Series HY	8.400	01/15/22	3,956	4,324,734
Local Gov’t. Gtd. Notes, Series IO	8.050	07/07/24	1,940	2,449,748
Iberdrola International BV (Spain), Gtd. Notes	6.750	09/15/33	15	19,811
Indiana Michigan Power Co., Sr. Unsec’d. Notes, Series J	3.200	03/15/23	475	499,297
Instituto Costarricense de Electricidad (Costa Rica), Sr. Unsec’d. Notes, 144A	6.950	11/10/21	3,500	3,450,507
Interstate Power & Light Co.,
Sr. Unsec’d. Notes	3.250	12/01/24	7,850	8,554,805
Sr. Unsec’d. Notes	4.100	09/26/28	3,260	3,851,756
IPALCO Enterprises, Inc., Sr. Sec’d. Notes, 144A	4.250	05/01/30	6,350	7,168,738
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A	5.000	11/12/24	6,500	7,355,313
Sr. Sec’d. Notes, 144A, GMTN	4.250	08/14/28	30,810	35,308,406
John Sevier Combined Cycle Generation LLC, Sec’d. Notes	4.626	01/15/42	1,350	1,676,316
Korea Hydro & Nuclear Power Co. Ltd. (South Korea),
Sr. Unsec’d. Notes	4.750	07/13/21	1,000	1,028,468
Sr. Unsec’d. Notes, 144A	4.750	07/13/21	2,125	2,185,494
Sr. Unsec’d. Notes, 144A, MTN	3.000	09/19/22	2,000	2,086,912

See Notes to Financial Statements.

PGIM Total Return Bond Fund    65

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Landsvirkjun (Iceland), Gov’t. Gtd. Notes, EMTN	—	%(p)	07/24/26	EUR	19,850	$22,406,272
Louisville Gas & Electric Co., First Mortgage	4.250		04/01/49		15,000	18,390,723
Nevada Power Co., General Ref. Mortgage	5.375		09/15/40		500	653,716
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	2.900		04/01/22		25,835	26,733,530
Gtd. Notes(a)	4.800	(ff)	12/01/77		12,235	13,226,108
NRG Energy, Inc.,
Gtd. Notes	6.625		01/15/27		10,005	10,525,814
Gtd. Notes	7.250		05/15/26		336	354,629
Gtd. Notes, 144A(a)	5.250		06/15/29		6,100	6,620,489
Oglethorpe Power Corp., First Mortgage, 144A(a)	3.750		08/01/50		31,000	30,974,716
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	2.950		04/01/25		5,995	6,521,303
PacifiCorp,
First Mortgage	2.700		09/15/30		10,355	11,299,464
First Mortgage	3.300		03/15/51		6,510	7,082,172
First Mortgage(a)	3.350		07/01/25		9,960	10,974,013
PECO Energy Co., First Ref. Mortgage	4.800		10/15/43		6,449	8,269,500
Perusahaan Listrik Negara PT (Indonesia), Sr. Unsec’d. Notes	2.875		10/25/25	EUR	7,000	8,694,133
PG&E Corp.,
Sr. Sec’d. Notes	5.000		07/01/28		50	50,068
Sr. Sec’d. Notes	5.250		07/01/30		50	49,998
PPL Electric Utilities Corp., First Mortgage	4.150		06/15/48		8,855	10,991,430
Progress Energy, Inc., Sr. Unsec’d. Notes	3.150		04/01/22		4,000	4,120,123
PSEG Power LLC, Gtd. Notes	3.000		06/15/21		24,545	24,887,563
Public Service Co. of Colorado, First Mortgage	4.100		06/15/48		2,945	3,679,230
Public Service Electric & Gas Co., Sec’d. Notes, MTN	3.650		09/01/42		1,990	2,294,013
Public Service Enterprise Group, Inc., Sr. Unsec’d. Notes	2.650		11/15/22		22,110	23,065,680
Puget Sound Energy, Inc., First Mortgage	4.223		06/15/48		11,280	13,887,417

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Puget Sound Energy, Inc., (cont’d.)
Sr. Sec’d. Notes	4.434%	11/15/41		2,550	$3,009,762
Rochester Gas & Electric Corp., First Mortgage, 144A	3.100	06/01/27		17,545	19,222,807
San Diego Gas & Electric Co.,
First Mortgage	5.350	05/15/40		9,512	12,239,147
First Mortgage, Series RRR	3.750	06/01/47		1,665	1,875,679
Sempra Energy,
Sr. Unsec’d. Notes	3.400	02/01/28		28,395	31,024,170
Sr. Unsec’d. Notes(a)	3.800	02/01/38		20,750	23,133,302
Southern California Edison Co., First Ref. Mortgage, Series B(a)	2.400	02/01/22		5,165	5,259,561
Southern Power Co., Sr. Unsec’d. Notes(a)	5.150	09/15/41		725	842,077
State Grid Europe Development 2014 PLC (China), Gtd. Notes, Series A	1.500	01/26/22	EUR	5,600	6,630,064
State Grid Overseas Investment 2016 Ltd. (China), Gtd. Notes, EMTN(a)	2.750	05/04/22		7,750	7,959,435
Tampa Electric Co., Sr. Unsec’d. Notes	4.450	06/15/49		4,755	6,061,367
Union Electric Co., Sr. Sec’d. Notes	2.950	06/15/27		6,045	6,626,508
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000	07/31/27		25,011	26,095,910
Gtd. Notes, 144A	5.500	09/01/26		500	520,336
Gtd. Notes, 144A	5.625	02/15/27		8,500	8,886,720
Sr. Sec’d. Notes, 144A	3.550	07/15/24		4,000	4,255,508
Wisconsin Power & Light Co., Sr. Unsec’d. Notes	3.650	04/01/50		5,445	6,179,780

					1,626,265,310

Electrical Components & Equipment 0.1%
Energizer Gamma Acquisition BV, Gtd. Notes	4.625	07/15/26	EUR	20,308	24,229,108
WESCO Distribution, Inc.,
Gtd. Notes, 144A	7.125	06/15/25		7,915	8,543,190
Gtd. Notes, 144A	7.250	06/15/28		7,895	8,640,371

					41,412,669

See Notes to Financial Statements.

PGIM Total Return Bond Fund    67

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electronics 0.0%
Jabil, Inc., Sr. Unsec’d. Notes	4.700%	09/15/22		2,900	$3,095,645
Sensata Technologies BV,
Gtd. Notes, 144A	4.875	10/15/23		295	313,040
Gtd. Notes, 144A(a)	5.000	10/01/25		11,275	12,317,118
Sensata Technologies, Inc., Gtd. Notes, 144A	3.750	02/15/31		50
					49,498

					15,775,301

Energy-Alternate Sources 0.0%
Enviva Partners LP/Enviva Partners Finance Corp., Gtd. Notes, 144A	6.500	01/15/26		100	105,414

Engineering & Construction 0.1%
AECOM,
Gtd. Notes(a)	5.125	03/15/27		16,212	17,759,098
Gtd. Notes	5.875	10/15/24		50	55,065
GMR Hyderabad International Airport Ltd. (India), Sr. Sec’d. Notes, 144A	4.250	10/27/27		2,275	2,051,141
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes	5.500	07/31/47		10,000	8,533,093
Sr. Sec’d. Notes, 144A(a)	3.875	04/30/28		9,000	8,078,175
Sr. Sec’d. Notes, 144A	4.250	10/31/26		4,524	4,239,227
Sr. Sec’d. Notes, 144A	5.500	10/31/46		1,425	1,221,381
Sr. Sec’d. Notes, 144A(a)	5.500	07/31/47		10,000	8,533,093
Promontoria Holding 264 BV (Netherlands), Sr. Sec’d. Notes	6.750	08/15/23	EUR	7,300	6,890,010
TopBuild Corp., Gtd. Notes, 144A	5.625	05/01/26		50	51,510

					57,411,793

Entertainment 0.2%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% / PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	12.000	06/15/26		69,254	3,875,222
Sr. Sec’d. Notes, 144A	10.500	04/24/26		8,117	4,192,673
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25		10,120	10,385,625
Sr. Unsec’d. Notes, 144A	8.125	07/01/27		50	52,220

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)
Caesars Resort Collection LLC/CRC Finco, Inc., Gtd. Notes, 144A(a)	5.250%	10/15/25		20,339	$19,317,644
Cedar Fair LP, Gtd. Notes	5.250	07/15/29		312	282,646
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	5.375	06/01/24		90	86,508
Codere Finance 2 Luxembourg SA (Spain),
Sr. Sec’d. Notes	6.750	11/01/21	EUR	4,650	2,608,189
Sr. Sec’d. Notes	7.625	11/01/21		1,000	502,031
Sr. Sec’d. Notes, 144A	7.625	11/01/21		12,975	6,513,857
Sr. Sec’d. Notes, 144A	10.750	09/30/23	EUR	12,530	14,633,260
CPUK Finance Ltd. (United Kingdom), Sec’d. Notes, 144A	4.875	02/28/47	GBP	2,550	3,009,708
Golden Entertainment, Inc., Sr. Unsec’d. Notes, 144A(a)	7.625	04/15/26		8,900	8,927,071
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	5.250	01/15/29		500	497,953
Sr. Sec’d. Notes, 144A(a)	6.250	01/15/27		8,150	8,658,619
Scientific Games International, Inc.,
Gtd. Notes, 144A(a)	8.250	03/15/26		17,315	17,540,972
Gtd. Notes, 144A	8.625	07/01/25		3,500	3,634,595
Six Flags Entertainment Corp.,
Gtd. Notes, 144A	4.875	07/31/24		50	46,449
Gtd. Notes, 144A	5.500	04/15/27		500	464,414
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Sr. Unsec’d. Notes, 144A	7.750	04/15/25		4,225	4,446,294

					109,675,950

Foods 0.7%
Ahold Finance USA LLC (Netherlands), Gtd. Notes	6.875	05/01/29		17,470	24,337,026
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.500	02/15/23		10,000	10,161,520
Gtd. Notes, 144A(a)	3.500	03/15/29		6,800	6,596,295
Gtd. Notes, 144A(a)	4.875	02/15/30		2,400	2,547,856
B&G Foods, Inc., Gtd. Notes	5.250	04/01/25		2,320	2,387,637

See Notes to Financial Statements.

PGIM Total Return Bond Fund    69

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Foods (cont’d.)
Campbell Soup Co., Sr. Unsec’d. Notes	3.125%		04/24/50		31,730	$31,473,500
Co-operative Group Holdings 2011 Ltd. (United Kingdom), Gtd. Notes	7.500		07/08/26	GBP	5,910	9,025,759
J.M. Smucker Co. (The), Sr. Unsec’d. Notes	3.000		03/15/22		11,465	11,849,313
JBS USA LUX SA/JBS USA Finance, Inc., Gtd. Notes, 144A	5.750		06/15/25		18,525	19,082,109
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A	6.500		04/15/29		12,880	14,472,806
Sr. Unsec’d. Notes, 144A	5.500		01/15/30		6,675	7,293,564
Kraft Heinz Foods Co.,
Gtd. Notes	3.000		06/01/26		22,205	22,660,415
Gtd. Notes	4.375		06/01/46		27,652	28,403,015
Gtd. Notes(a)	5.000		07/15/35		3,204	3,691,800
Gtd. Notes	5.200		07/15/45		11,095	12,278,372
Gtd. Notes, 144A(a)	4.625		10/01/39		11,930	12,818,141
Gtd. Notes, 144A	4.875		10/01/49		9,966	10,534,654
Kroger Co. (The),
Sr. Unsec’d. Notes	2.950		11/01/21		18,925	19,363,012
Sr. Unsec’d. Notes	3.300		01/15/21		9,215	9,246,978
Sr. Unsec’d. Notes	3.875		10/15/46		5,820	6,504,645
Sr. Unsec’d. Notes	4.450		02/01/47		800	967,309
Mars, Inc.,
Gtd. Notes, 144A	3.875		04/01/39		14,850	17,371,840
Gtd. Notes, 144A	4.200		04/01/59		12,865	16,241,131
Mondelez International Holdings Netherlands BV,
Gtd. Notes, 144A	2.000		10/28/21		28,070	28,477,510
Picard Bondco SA (Luxembourg), Gtd. Notes	5.500		11/30/24	EUR	9,980	11,390,743
Picard Groupe SAS (France),
Sr. Sec’d. Notes, 3 Month EURIBOR + 3.000% (Cap N/A, Floor 3.000%)	3.000	(c)	11/30/23	EUR	10,000	11,322,900
Sr. Sec’d. Notes, 144A, 3 Month EURIBOR + 3.000% (Cap N/A, Floor 3.000%)	3.000	(c)	11/30/23	EUR	18,775	21,258,744
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A	5.750		03/15/25		157	160,706
Gtd. Notes, 144A(a)	5.875		09/30/27		800	845,361
Post Holdings, Inc.,
Gtd. Notes, 144A	4.625		04/15/30		50	51,295

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods (cont’d.)
Post Holdings, Inc., (cont’d.)
Gtd. Notes, 144A	5.500%	12/15/29	58	$62,660
Gtd. Notes, 144A(a)	5.625	01/15/28	500	526,664
Tyson Foods, Inc., Sr. Unsec’d. Notes(a)	5.100	09/28/48	37,203	50,035,939
Sr. Unsec’d. Notes(a)	5.150	08/15/44	2,615	3,430,225
US Foods, Inc., Gtd. Notes, 144A(a)	5.875	06/15/24	5,000	5,014,003

				431,885,447

Forest Products & Paper 0.1%
Georgia-Pacific LLC, Sr. Unsec’d. Notes	7.375	12/01/25	3,697	4,727,360
International Paper Co.,
Sr. Unsec’d. Notes	4.400	08/15/47	3,265	3,994,488
Sr. Unsec’d. Notes(a)	4.800	06/15/44	3,085	3,806,862
Sr. Unsec’d. Notes	5.000	09/15/35	4,350	5,586,830
Sr. Unsec’d. Notes	5.150	05/15/46	2,315	3,017,841
Sr. Unsec’d. Notes	6.000	11/15/41	2,290	3,134,080
Sr. Unsec’d. Notes(a)	7.300	11/15/39	1,320	1,938,676
Inversiones CMPC S.A. Branch (Chile), Gtd. Notes, 144A(a)	4.500	04/25/22	6,200	6,476,580

				32,682,717

Gas 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	5.500	05/20/25	3,088	3,307,392
Sr. Unsec’d. Notes	5.625	05/20/24	6,340	6,754,165
Sr. Unsec’d. Notes	5.750	05/20/27	19,968	22,007,123
Sr. Unsec’d. Notes	5.875	08/20/26	13,975	15,337,273
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes	5.850	01/15/41	1,130	1,541,903
Dominion Energy Gas Holdings LLC,
Sr. Unsec’d. Notes	4.600	12/15/44	245	299,710
NiSource, Inc.,
Sr. Unsec’d. Notes(a)	3.600	05/01/30	11,380	12,921,279
Sr. Unsec’d. Notes	4.375	05/15/47	22,690	27,773,265
Sr. Unsec’d. Notes	4.800	02/15/44	3,865	4,849,087
Piedmont Natural Gas Co., Inc., Sr. Unsec’d. Notes	3.500	06/01/29	15,235	17,220,262

See Notes to Financial Statements.

PGIM Total Return Bond Fund    71

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Gas (cont’d.)
Southern California Gas Co.,
First Mortgage, Series UU	4.125%	06/01/48		5,260	$6,414,172
First Mortgage, Series VV	4.300	01/15/49		9,350	11,755,796
Southern Co. Gas Capital Corp., Gtd. Notes	4.400	06/01/43		2,700	3,171,172

					133,352,599

Healthcare-Products 0.5%
Abbott Laboratories,
Sr. Unsec’d. Notes	3.400	11/30/23		3,800	4,120,581
Sr. Unsec’d. Notes(a)	4.900	11/30/46		4,205	5,898,038
Avantor Funding Inc, Sr. Sec’d. Notes, 144A	2.625	11/01/25	EUR	13,350	15,548,078
DH Europe Finance II Sarl, Gtd. Notes	1.350	09/18/39	EUR	50,715	61,311,519
Medtronic Global Holdings SCA,
Gtd. Notes	1.375	10/15/40	EUR	26,375	31,921,985
Gtd. Notes	1.625	03/07/31	EUR	7,400	9,702,147
Gtd. Notes	1.625	10/15/50	EUR	24,085	29,036,456
Gtd. Notes	2.250	03/07/39	EUR	10,445	14,516,941
Medtronic, Inc., Gtd. Notes	3.500	03/15/25		4,002	4,497,710
Stryker Corp., Sr. Unsec’d. Notes	2.125	11/30/27	EUR	16,050	21,168,291
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes	4.133	03/25/25		6,850	7,783,026
Sr. Unsec’d. Notes, EMTN	1.500	10/01/39	EUR	25,100	30,326,287
Sr. Unsec’d. Notes, EMTN	1.875	10/01/49	EUR	16,825	20,985,239
Zimmer Biomet Holdings, Inc., Sr. Unsec’d. Notes	2.425	12/13/26	EUR	35,000	44,997,314

					301,813,612

Healthcare-Services 1.5%
Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes	3.387	10/15/49		8,685	9,306,083
Sr. Unsec’d. Notes	4.272	08/15/48		12,775	15,752,323
Unsec’d. Notes, Series 2020	2.211	06/15/30		17,245	17,475,527
Unsec’d. Notes, Series 2020	3.008	06/15/50		23,620	23,930,302
Aetna, Inc., Sr. Unsec’d. Notes	3.500	11/15/24		13,900	15,199,328

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
Aetna, Inc., (cont’d.)
Sr. Unsec’d. Notes	4.500%	05/15/42		4,540	$5,321,525
Sr. Unsec’d. Notes	6.750	12/15/37		5,365	7,869,382
Anthem, Inc.,
Sr. Unsec’d. Notes	2.875	09/15/29		10,625	11,426,046
Sr. Unsec’d. Notes	3.650	12/01/27		5,020	5,668,786
Sr. Unsec’d. Notes(a)	4.101	03/01/28		8,095	9,330,184
Sr. Unsec’d. Notes	4.650	01/15/43		1,855	2,317,830
Ascension Health,
Sr. Unsec’d. Notes(a)	3.945	11/15/46		5,085	6,182,292
Sr. Unsec’d. Notes, Series B	2.532	11/15/29		29,625	31,302,785
Sr. Unsec’d. Notes, Series B	3.106	11/15/39		4,680	4,857,564
BayCare Health System, Inc., Sr. Unsec’d. Notes, Series 2020	3.831	11/15/50		14,365	17,046,200
Centene Corp., Sr. Unsec’d. Notes	4.250	12/15/27		4,585	4,826,876
DaVita, Inc.,
Gtd. Notes, 144A	3.750	02/15/31		50	48,068
Gtd. Notes, 144A	4.625	06/01/30		6,845	6,952,070
Encompass Health Corp., Gtd. Notes	4.750	02/01/30		50	52,044
Hackensack Meridian Health, Inc.,
Sec’d. Notes	4.500	07/01/57		4,200	5,225,507
Sec’d. Notes, Series 2020	2.675	09/01/41		40,545	38,860,286
HCA, Inc.,
Gtd. Notes	3.500	09/01/30		50	51,055
Gtd. Notes(a)	5.375	02/01/25		23,697	26,257,901
Gtd. Notes(a)	5.375	09/01/26		2,483	2,789,903
Gtd. Notes	5.625	09/01/28		50	58,152
Gtd. Notes	5.875	02/15/26		2,050	2,317,281
Sr. Sec’d. Notes(a)	4.750	05/01/23		2,204	2,404,959
Sr. Sec’d. Notes(a)	5.125	06/15/39		17,150	20,776,620
Sr. Sec’d. Notes(a)	5.250	06/15/49		15,505	18,893,479
Humana, Inc.,
Sr. Unsec’d. Notes	3.950	03/15/27		6,745	7,665,282
Sr. Unsec’d. Notes(a)	4.875	04/01/30		100,000	123,936,010
Indiana University Health, Inc. Obligated Group, Sec’d. Notes	3.970	11/01/48		10,475	12,582,335
IQVIA, Inc., Gtd. Notes, 144A	2.250	01/15/28	EUR	25,700	29,469,068
Kaiser Foundation Hospitals, Gtd. Notes	4.150	05/01/47		15,275	18,531,785

See Notes to Financial Statements.

PGIM Total Return Bond Fund    73

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
Kaiser Foundation Hospitals, (cont’d.) Gtd. Notes, Series 2019(a)	3.266%	11/01/49	21,296	$22,973,606
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes	3.200	02/01/22	9,220	9,530,009
Sr. Unsec’d. Notes(a)	3.250	09/01/24	14,680	15,956,873
Sr. Unsec’d. Notes	3.600	09/01/27	10,355	11,760,685
Sr. Unsec’d. Notes	4.700	02/01/45	1,075	1,353,056
LifePoint Health, Inc., Sr. Sec’d. Notes, 144A	6.750	04/15/25	5,437	5,765,471
Mayo Clinic, Unsec’d. Notes, Series 2016	4.128	11/15/52	8,312	10,513,182
MEDNAX, Inc., Gtd. Notes, 144A(a)	6.250	01/15/27	311	320,853
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	4.125	07/01/52	675	830,732
Methodist Hospital (The), Unsec’d. Notes, Series 20A	2.705	12/01/50	32,095	31,033,732
MidMichigan Health, Sec’d. Notes, Series 2020	3.409	06/01/50	17,745	18,096,243
Montefiore Obligated Group, Unsec’d. Notes	4.287	09/01/50	8,570	8,394,106
New York & Presbyterian Hospital (The),
Unsec’d. Notes	4.024	08/01/45	4,350	5,302,970
Unsec’d. Notes	4.763	08/01/2116	4,800	5,711,198
New York and Presbyterian Hospital (The), Unsec’d. Notes, Series 2019	3.954	08/01/2119	13,470	14,702,288
NYU Langone Hospitals, Sec’d. Notes	4.784	07/01/44	6,375	7,545,393
Orlando Health Obligated Group, Sr. Unsec’d. Notes	3.327	10/01/50	9,850	10,003,456
PeaceHealth Obligated Group, Sr. Unsec’d. Notes, Series 2020	3.218	11/15/50	17,845	17,522,208
Providence St Joseph Health Obligated Group, Unsec’d. Notes, Series I	3.744	10/01/47	2,900	3,305,352
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes	2.950	06/30/30	13,380	14,505,441
Sr. Unsec’d. Notes(a)	3.500	03/30/25	8,005	8,876,563
Surgery Center Holdings, Inc., Gtd. Notes, 144A(a)	10.000	04/15/27	7,917	8,481,112
Tenet Healthcare Corp.,
Gtd. Notes, 144A	6.125	10/01/28	19,624	18,942,414
Sec’d. Notes(a)	5.125	05/01/25	1,549	1,532,886

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
Tenet Healthcare Corp., (cont’d.)
Sec’d. Notes, 144A	6.250%	02/01/27	7,350	$7,632,057
Sr. Sec’d. Notes, 144A	4.625	06/15/28	1,730	1,755,777
Sr. Sec’d. Notes, 144A	4.875	01/01/26	465	471,558
Sr. Sec’d. Notes, 144A	5.125	11/01/27	47,479	48,886,248
Sr. Unsec’d. Notes(a)	6.750	06/15/23	2,275	2,398,985
Sr. Unsec’d. Notes(a)	7.000	08/01/25	15,958	16,357,026
Texas Health Resources,
Sec’d. Notes	4.330	11/15/55	3,450	4,415,374
Sec’d. Notes, Series 2019	3.372	11/15/51	2,250	2,376,369
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	2.750	05/15/40	14,850	15,503,840
Sr. Unsec’d. Notes	3.375	04/15/27	19,080	21,536,019
Sr. Unsec’d. Notes	4.375	03/15/42	615	773,662
Sr. Unsec’d. Notes(a)	4.625	07/15/35	5,475	7,173,227
Sr. Unsec’d. Notes	4.625	11/15/41	1,725	2,236,991
Sr. Unsec’d. Notes	5.700	10/15/40	185	268,460
Sr. Unsec’d. Notes(a)	5.800	03/15/36	909	1,302,220
Willis-Knighton Medical Center, Sec’d. Notes, Series 2018	4.813	09/01/48	4,130	5,011,053

				895,743,533

Holding Companies-Diversified 0.0%
CK Hutchison International 17 Ltd. (United Kingdom), Gtd. Notes, 144A	2.875	04/05/22	14,200	14,588,071
Hutchison Whampoa International 11 Ltd. (United Kingdom), Gtd. Notes	4.625	01/13/22	2,233	2,331,255

				16,919,326

Home Builders 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	6.750	08/01/25	6,105	6,286,097
Sr. Unsec’d. Notes, 144A	9.875	04/01/27	7,378	8,243,575
Beazer Homes USA, Inc.,
Gtd. Notes(a)	5.875	10/15/27	2,000	2,039,335
Gtd. Notes	6.750	03/15/25	59	60,883
Gtd. Notes	7.250	10/15/29	1,400	1,506,664

See Notes to Financial Statements.

PGIM Total Return Bond Fund    75

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada),
Gtd. Notes, 144A	4.875%	02/15/30	50	$47,514
Gtd. Notes, 144A	6.250	09/15/27	1,525	1,561,683
Gtd. Notes, 144A	6.375	05/15/25	6,850	6,969,816
Century Communities, Inc., Gtd. Notes	6.750	06/01/27	75	80,065
Forestar Group, Inc., Gtd. Notes, 144A	8.000	04/15/24	300	314,339
KB Home,
Gtd. Notes	4.800	11/15/29	50	54,044
Gtd. Notes	7.000	12/15/21	6,120	6,372,710
Lennar Corp., Gtd. Notes	5.250	06/01/26	50	56,752
Mattamy Group Corp. (Canada), Sr. Unsec’d. Notes, 144A 4.625		03/01/30	50	51,078
Meritage Homes Corp., Gtd. Notes	6.000	06/01/25	4,300	4,843,710
New Home Co., Inc. (The), Gtd. Notes	7.250	04/01/22	5,625	5,732,437
PulteGroup, Inc., Gtd. Notes	5.500	03/01/26	16,243	18,726,295
STL Holding Co. LLC, Sr. Unsec’d. Notes, 144A	7.500	02/15/26	500	496,524
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.750	01/15/28	6,683	7,397,408
Gtd. Notes, 144A	5.875	06/15/27	8,150	9,040,932
Gtd. Notes, 144A	6.625	07/15/27	12,490	13,455,782
Sr. Unsec’d. Notes, 144A	5.125	08/01/30	2,855	3,097,668
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., Gtd. Notes, 144A	5.625	03/01/24	2,590	2,747,226

				99,182,537

Household Products/Wares 0.1%
Central Garden & Pet Co., Gtd. Notes	4.125	10/15/30	1,500	1,518,765
Reckitt Benckiser Treasury Services PLC (United Kingdom), Gtd. Notes, 144A	2.750	06/26/24	44,410	47,313,441

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Household Products/Wares (cont’d.)
Spectrum Brands, Inc.,
Gtd. Notes	5.750%	07/15/25		707	$727,929
Gtd. Notes, 144A	4.000	10/01/26	EUR	15,000	17,816,306

					67,376,441

Housewares 0.0%
Newell Brands, Inc., Sr. Unsec’d. Notes	4.700	04/01/26		20,095	21,409,830
Scotts Miracle-Gro Co. (The), Gtd. Notes	5.250	12/15/26		52	55,405

					21,465,235

Insurance 0.7%
American International Group, Inc.,
Sr. Unsec’d. Notes	1.875	06/21/27	EUR	46,400	58,298,414
Sr. Unsec’d. Notes	3.875	01/15/35		500	577,533
Sr. Unsec’d. Notes	3.900	04/01/26		27,135	30,942,999
Sr. Unsec’d. Notes	4.125	02/15/24		280	310,103
Sr. Unsec’d. Notes(a)	4.375	01/15/55		4,560	5,334,687
Sr. Unsec’d. Notes(a)	4.500	07/16/44		2,649	3,160,811
Arch Capital Finance LLC, Gtd. Notes	5.031	12/15/46		6,475	8,237,017
Arch Capital Group US, Inc., Gtd. Notes	5.144	11/01/43		2,250	2,876,656
Berkshire Hathaway Finance Corp.,
Gtd. Notes(a)	2.850	10/15/50		9,585	9,734,802
Gtd. Notes	4.300	05/15/43		4,365	5,521,306
CNA Financial Corp.,
Sr. Unsec’d. Notes(a)	3.900	05/01/29		16,610	18,982,538
Sr. Unsec’d. Notes	3.950	05/15/24		18,435	20,336,635
Sr. Unsec’d. Notes	4.500	03/01/26		12,000	14,020,325
Everest Reinsurance Holdings, Inc., Sr. Unsec’d. Notes	3.500	10/15/50		27,295	27,882,985
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	4.300	04/15/43		480	559,945
Sr. Unsec’d. Notes	5.950	10/15/36		755	1,013,626
Sr. Unsec’d. Notes	6.100	10/01/41		995	1,424,008
Liberty Mutual Finance Europe DAC, Gtd. Notes, 144A	1.750	03/27/24	EUR	15,700	19,174,890

See Notes to Financial Statements.

PGIM Total Return Bond Fund    77

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	3.950%		05/15/60		26,250	$28,445,781
Gtd. Notes, 144A(a)	3.951		10/15/50		13,748	15,219,947
Gtd. Notes, 144A(a)	4.569		02/01/29		1,675	2,021,572
Lincoln National Corp.,
Sr. Unsec’d. Notes(a)	3.050		01/15/30		10,985	11,773,462
Sr. Unsec’d. Notes	6.300		10/09/37		3,930	5,063,018
Sr. Unsec’d. Notes	7.000		06/15/40		6,700	9,690,285
Markel Corp.,
Sr. Unsec’d. Notes	4.900		07/01/22		2,750	2,941,073
Sr. Unsec’d. Notes	5.000		03/30/43		300	361,276
Sr. Unsec’d. Notes	5.000		04/05/46		7,530	9,787,830
Sr. Unsec’d. Notes	5.000		05/20/49		14,057	18,389,971
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	3.625		09/30/59		758	827,968
Principal Financial Group, Inc.,
Gtd. Notes	4.300		11/15/46		7,190	8,510,662
Gtd. Notes	4.350		05/15/43		3,100	3,640,858
Gtd. Notes	4.625		09/15/42		275	337,054
Progressive Corp. (The), Jr. Sub. Notes, Series B	5.375	(ff)	–(rr)		15,110	15,152,364
Sompo International Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes	7.000		07/15/34		525	740,068
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A	4.900		09/15/44		16,598	21,293,749
Sub. Notes, 144A	6.850		12/16/39		325	479,780
W.R. Berkley Corp., Sr. Unsec’d. Notes	4.625		03/15/22		2,675	2,817,482
Willis North America, Inc., Gtd. Notes	3.600		05/15/24		20,670	22,547,095

						408,430,575

Internet 0.0%
Adevinta ASA (France), Sr. Sec’d. Notes, 144A	3.000		11/15/27	EUR	9,100	10,672,715
Cablevision Lightpath LLC, Sr. Sec’d. Notes, 144A	3.875		09/15/27		200	198,504
United Group BV (Netherlands), Sr. Sec’d. Notes	4.875		07/01/24	EUR	7,900	9,223,737

						20,094,956

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Iron/Steel 0.1%
Big River Steel LLC/BRS Finance Corp., Sr. Sec’d. Notes, 144A	6.625%		01/31/29		50	$51,456
thyssenkrupp AG (Germany),
Sr. Unsec’d. Notes	1.375		03/03/22	EUR	59,850	68,020,955
Sr. Unsec’d. Notes, EMTN	2.750		03/08/21	EUR	7,500	8,736,681

						76,809,092

Leisure Time 0.0%
Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A	9.125		06/15/23		50	52,063
Sr. Sec’d. Notes, 144A	10.875		06/01/23		332	362,139
Sr. Unsec’d. Notes	2.650		11/28/20		50	49,914
Sr. Unsec’d. Notes	5.250		11/15/22		460	411,025

						875,141

Lodging 0.2%
Boyd Gaming Corp.,
Gtd. Notes	4.750		12/01/27		50	48,593
Gtd. Notes	6.000		08/15/26		50	51,325
Hilton Domestic Operating Co., Inc.,
Gtd. Notes	4.875		01/15/30		50	51,481
Gtd. Notes	5.125		05/01/26		500	508,750
Gtd. Notes, 144A	5.750		05/01/28		50	52,446
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Gtd. Notes	4.875		04/01/27		50	50,601
Las Vegas Sands Corp., Sr. Unsec’d. Notes	3.900		08/08/29		2,490	2,485,941
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series GG(a)	3.500		10/15/32		17,405	17,197,512
Sr. Unsec’d. Notes, Series R(a)	3.125		06/15/26		37,965	38,107,366
Sr. Unsec’d. Notes, Series Y, 3 Month LIBOR + 0.600%	0.846	(c)	12/01/20		22,605	22,586,835
MGM Resorts International,
Gtd. Notes	4.625		09/01/26		500	491,705
Gtd. Notes	4.750		10/15/28		6,300	6,156,800
Gtd. Notes	5.500		04/15/27		50	50,511
Gtd. Notes	6.000		03/15/23		182	189,288
Gtd. Notes	6.750		05/01/25		50	52,519
Gtd. Notes	7.750		03/15/22		50	52,558

See Notes to Financial Statements.

PGIM Total Return Bond Fund    79

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)
Sands China Ltd. (Macau), Sr. Unsec’d. Notes(a)	5.125%		08/08/25		11,100	$11,980,817
Wyndham Destinations, Inc., Sr. Sec’d. Notes	5.625		03/01/21		980	984,905
Wynn Macau Ltd. (Macau), Sr. Unsec’d. Notes, 144A(a)	5.500		01/15/26		13,500	13,087,123

						114,187,076

Machinery-Construction & Mining 0.1%
Caterpillar, Inc.,
Sr. Unsec’d. Notes	2.600		04/09/30		15,320	16,603,418
Sr. Unsec’d. Notes(a)	3.250		04/09/50		10,720	11,875,164

						28,478,582

Machinery-Diversified 0.3%
CNH Industrial Capital LLC, Gtd. Notes	4.875		04/01/21		6,565	6,666,587
Rockwell Automation, Inc., Sr. Unsec’d. Notes	5.200		01/15/98		1,500	1,882,943
Vertical Holdco GmbH (Germany),
Sr. Unsec’d. Notes	6.625		07/15/28	EUR	31,907	38,397,260
Sr. Unsec’d. Notes, 144A	6.625		07/15/28	EUR	27,700	33,334,507
Vertical Midco GmbH (Germany),
Sr. Sec’d. Notes, 3 Month EURIBOR + 4.750% (Cap N/A, Floor 4.750%)	4.750	(c)	07/15/27	EUR	24,306	28,309,378
Sr. Sec’d. Notes, 144A	4.375		07/15/27	EUR	43,500	51,196,238
Westinghouse Air Brake Technologies Corp., Gtd. Notes	4.950		09/15/28		11,817	13,653,688
Xylem, Inc.,
Sr. Unsec’d. Notes(a)	3.250		11/01/26		4,770	5,291,118
Sr. Unsec’d. Notes	4.875		10/01/21		1,505	1,564,365

						180,296,084

Media 1.5%
AMC Networks, Inc.,
Gtd. Notes	4.750		08/01/25		50	49,941
Gtd. Notes(a)	5.000		04/01/24		4,543	4,565,457
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	4.250		02/01/31		12,250	12,525,983
Sr. Unsec’d. Notes, 144A	4.500		05/01/32		18,200	18,792,029

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)
CCO Holdings LLC/CCO Holdings Capital Corp., (cont’d.)
Sr. Unsec’d. Notes, 144A	4.750%	03/01/30	11,025	$11,590,438
Sr. Unsec’d. Notes, 144A	5.000	02/01/28	299	314,463
Sr. Unsec’d. Notes, 144A	5.125	05/01/27	203	213,154
Sr. Unsec’d. Notes, 144A	5.375	06/01/29	22,933	24,733,129
Sr. Unsec’d. Notes, 144A	5.500	05/01/26	24,325	25,277,470
Sr. Unsec’d. Notes, 144A	5.750	02/15/26	40,196	41,667,786
Sr. Unsec’d. Notes, 144A	5.875	05/01/27	7,050	7,356,029
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes(a)	3.700	04/01/51	76,331	73,963,314
Sr. Sec’d. Notes(a)	4.800	03/01/50	28,458	32,451,098
Sr. Sec’d. Notes	5.125	07/01/49	40,050	46,840,206
Sr. Sec’d. Notes	5.375	04/01/38	6,075	7,264,522
Sr. Sec’d. Notes	5.375	05/01/47	26,899	32,144,324
Sr. Sec’d. Notes	5.750	04/01/48	27,908	34,850,402
Sr. Sec’d. Notes	6.384	10/23/35	7,110	9,617,393
Sr. Sec’d. Notes	6.484	10/23/45	4,326	5,836,346
Sr. Sec’d. Notes(a)	6.834	10/23/55	7,580	10,739,193
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes(a)	9.250	02/15/24	23,259	20,248,362
Sr. Sec’d. Notes, 144A	5.125	08/15/27	7,325	7,172,834
Comcast Corp.,
Gtd. Notes(a)	3.450	02/01/50	18,790	20,837,597
Gtd. Notes	3.969	11/01/47	16	19,106
Gtd. Notes(a)	4.150	10/15/28	62,610	74,442,778
Gtd. Notes(a)	4.250	10/15/30	21,615	26,348,666
Cox Communications, Inc., Sr. Unsec’d. Notes, 144A(a)	3.350	09/15/26	15,505	17,219,958
CSC Holdings LLC,
Gtd. Notes, 144A	5.375	02/01/28	208	220,859
Gtd. Notes, 144A	5.500	05/15/26	9,337	9,698,809
Gtd. Notes, 144A	5.500	04/15/27	4,500	4,736,409
Sr. Unsec’d. Notes	6.750	11/15/21	50	52,375
Sr. Unsec’d. Notes, 144A	3.375	02/15/31	6,510	6,267,155
Sr. Unsec’d. Notes, 144A	4.625	12/01/30	6,450	6,449,302
Sr. Unsec’d. Notes, 144A	7.500	04/01/28	6,465	7,079,996
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A	6.625	08/15/27	35,072	14,553,935
Sr. Sec’d. Notes, 144A	5.375	08/15/26	11,145	6,518,457

See Notes to Financial Statements.

PGIM Total Return Bond Fund    81

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Media (cont’d.)
Discovery Communications LLC,
Gtd. Notes(a)	5.200%	09/20/47		22,906	$27,098,086
Gtd. Notes(a)	5.300	05/15/49		13,797	16,536,725
Gtd. Notes, 144A(a)	4.000	09/15/55		22,175	22,380,374
DISH DBS Corp.,
Gtd. Notes	5.000	03/15/23		50	50,198
Gtd. Notes	5.875	07/15/22		50	51,428
Gtd. Notes	5.875	11/15/24		50	50,321
Gtd. Notes	6.750	06/01/21		50	51,002
Gtd. Notes	7.375	07/01/28		2,745	2,762,525
Gtd. Notes(a)	7.750	07/01/26		17,147	18,183,395
Gray Television, Inc., Gtd. Notes, 144A	5.875	07/15/26		50	52,035
iHeartCommunications, Inc., Sr. Sec’d. Notes	6.375	05/01/26		197	205,343
Midcontinent Communications/Midcontinent Finance Corp., Gtd. Notes, 144A	5.375	08/15/27		67	69,700
Radiate Holdco LLC/Radiate Finance, Inc., Sr. Unsec’d. Notes, 144A	6.500	09/15/28		367	378,104
Sinclair Television Group, Inc.,
Gtd. Notes, 144A	5.125	02/15/27		158	148,687
Gtd. Notes, 144A	5.875	03/15/26		5,170	5,113,974
TEGNA, Inc., Gtd. Notes, 144A	4.750	03/15/26		50	51,628
Time Warner Cable LLC, Sr. Sec’d. Notes	7.300	07/01/38		3,600	5,074,161
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(a)	5.125	02/15/25		10,700	10,521,203
Sr. Sec’d. Notes, 144A	6.625	06/01/27		50	50,494
ViacomCBS, Inc.,
Sr. Unsec’d. Notes	4.375	03/15/43		3,000	3,237,258
Sr. Unsec’d. Notes	5.850	09/01/43		7,750	9,708,422
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes	5.000	04/15/27	GBP	23,479	31,464,228
Virgin Media Vendor Financing Notes III DAC (Ireland), Gtd. Notes	4.875	07/15/28	GBP	10,800	13,964,401

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Media (cont’d.)
Ziggo BV (Netherlands),
Sr. Sec’d. Notes	2.875%	01/15/30	EUR	4,748	$5,396,363
Sr. Sec’d. Notes	4.250	01/15/27	EUR	78,784	94,508,699

					889,768,029

Mining 0.1%
Barrick North America Finance LLC (Canada), Gtd. Notes(a)	5.750	05/01/43		14,510	20,810,124
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.500	03/01/24		200	198,432
Gtd. Notes, 144A	7.250	04/01/23		200	201,000
Gtd. Notes, 144A	7.500	04/01/25		500	501,172
Freeport-McMoRan, Inc.,
Gtd. Notes	4.375	08/01/28		50	52,036
Gtd. Notes	4.550	11/14/24		50	53,922
Gtd. Notes	4.625	08/01/30		50	53,822
New Gold, Inc. (Canada), Gtd. Notes, 144A	6.375	05/15/25		177	183,302
Newmont Corp., Gtd. Notes	3.625	06/09/21		2,405	2,435,773
Novelis Corp.,
Gtd. Notes, 144A	4.750	01/30/30		50	50,709
Gtd. Notes, 144A	5.875	09/30/26		50	51,594
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes(a)	3.500	11/08/22		3,108	3,271,652
Sr. Unsec’d. Notes(a)	6.750	04/16/40		6,498	9,344,379
Sr. Unsec’d. Notes	7.500	07/27/35		260	380,963
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes	5.200	03/01/42		3,050	3,111,308
Sr. Unsec’d. Notes(a)	5.400	02/01/43		1,000	1,030,457
Sr. Unsec’d. Notes	6.000	08/15/40		9,014	10,014,806
Sr. Unsec’d. Notes	6.125	10/01/35		23,727	27,539,222
Sr. Unsec’d. Notes	6.250	07/15/41		1,162	1,325,224

					80,609,897

Miscellaneous Manufacturing 0.3%
Amsted Industries, Inc.,
Gtd. Notes, 144A	5.625	07/01/27		500	524,636
Sr. Unsec’d. Notes, 144A	4.625	05/15/30		347	358,625
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.500	12/01/24		54,550	41,038,499

See Notes to Financial Statements.

PGIM Total Return Bond Fund    83

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Miscellaneous Manufacturing (cont’d.)
Bombardier, Inc. (Canada), (cont’d.)
Sr. Unsec’d. Notes, 144A(a)	7.500%		03/15/25		47,852	$34,696,953
Sr. Unsec’d. Notes, 144A(a)	7.875		04/15/27		52,156	37,984,172
Sr. Unsec’d. Notes, 144A	8.750		12/01/21		3,750	3,735,998
General Electric Co., Sr. Unsec’d. Notes, EMTN	4.208		12/06/21	SEK	28,000	3,234,667
Pentair Finance Sarl, Gtd. Notes(a)	4.500		07/01/29		1,300	1,503,908
Siemens Financieringsmaatschappij NV (Germany), Gtd. Notes, 144A	3.250		05/27/25		24,400	26,999,725
Textron, Inc., Sr. Unsec’d. Notes	4.000		03/15/26		3,775	4,184,863

						154,262,046

Multi-National 0.6%
African Development Bank (Supranational Bank), Sr. Unsec’d. Notes	7.375		04/06/23		5,396	6,291,010
Asian Development Bank (Supranational Bank),
Sr. Unsec’d. Notes	5.820		06/16/28		36,785	49,830,580
Sr. Unsec’d. Notes	6.220		08/15/27		4,120	5,375,382
Sr. Unsec’d. Notes	6.375		10/01/28		2,560	3,564,611
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes	2.125		09/27/21		31,240	31,637,953
Sr. Unsec’d. Notes	2.750		01/06/23		17,745	18,409,705
Sr. Unsec’d. Notes	3.250		02/11/22		8,405	8,656,514
Sr. Unsec’d. Notes(a)	3.750		11/23/23		10,400	11,219,603
Sr. Unsec’d. Notes	4.375		06/15/22		16,587	17,487,159
European Bank for Reconstruction & Development (Supranational Bank), Sr. Unsec’d. Notes, EMTN	0.500		12/19/22		1,000	994,957
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, EMTN	1.200	(cc)	08/10/26		1,900	1,915,969
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.000% (Cap N/A, Floor 0.000%)	1.961	(c)	12/29/26		3,500	3,394,585
Inter-American Development Bank (Supranational Bank),
Notes	6.800		10/15/25		14,240	18,241,631
Sr. Unsec’d. Notes	7.000		06/15/25		4,414	5,648,970
Sr. Unsec’d. Notes, EMTN	0.500		04/17/23		2,000	1,996,990
Unsec’d. Notes	6.950		08/01/26		2,000	2,627,425
Unsec’d. Notes, MTN	6.290		07/16/27		2,756	3,643,977

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Multi-National (cont’d.)
Inter-American Development Bank (Supranational Bank), (cont’d.) Unsec’d. Notes, MTN	6.750%		07/15/27	13,630	$18,451,202
International Bank for Reconstruction & Development (Supranational Bank),
Notes, EMTN	0.500		12/05/22	60,500	60,502,189
Notes, EMTN	0.500		02/07/23	9,000	8,962,277
Notes, MTN	1.237	(s)	10/31/30	3,739	3,201,770
Sr. Unsec’d. Notes	—	(p)	06/30/34	8,591	7,074,538
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.000% (Cap N/A, Floor 0.000%)	0.306	(c)	06/28/26	12,958	12,637,924
Sr. Unsec’d. Notes	2.700	(cc)	05/30/34	200	184,053
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.000% (Cap N/A, Floor 0.000%)	0.253	(c)	08/11/26	21,424	20,859,002
Sr. Unsec’d. Notes, MTN	—	(p)	11/28/34	273	232,217
Sr. Unsec’d. Notes, MTN	0.207	(cc)	07/31/34	4,605	4,047,003
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.000% (Cap N/A, Floor 0.000%)	0.350	(c)	05/31/26	14,714	14,353,029
Sr. Unsec’d. Notes, MTN	1.935	(cc)	08/28/34	853	738,509
Unsec’d. Notes, MTN	3.448	(s)	09/17/30	2,250	1,929,434
North American Development Bank (Supranational Bank), Sr. Unsec’d. Notes	2.400		10/26/22	16,376	16,892,949

					361,003,117

Office/Business Equipment 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes	3.250		02/15/29	50	49,958
Gtd. Notes	4.125		05/01/25	228	236,457

					286,415

Oil & Gas 2.3%
Aker BP ASA (Norway), Sr. Unsec’d. Notes, 144A	2.875		01/15/26	3,834	3,800,789
Antero Resources Corp.,
Gtd. Notes	5.000		03/01/25	12,810	9,492,889
Gtd. Notes	5.125		12/01/22	8,300	7,697,460
Gtd. Notes	5.375		11/01/21	6,281	6,288,006
Gtd. Notes	5.625		06/01/23	9,363	7,773,501
Ascent Resources Utica Holdings LLC/ARU Finance Corp., Gtd. Notes, 144A	9.000		11/01/27	12,152	11,878,125

See Notes to Financial Statements.

PGIM Total Return Bond Fund    85

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Ascent Resources Utica Holdings LLC/ARU Finance Corp., (cont’d.)
Sr. Unsec’d. Notes, 144A	7.000%	11/01/26	12,568	$11,117,789
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	5.250	06/15/37	22,000	21,539,714
Sr. Unsec’d. Notes(a)	5.400	06/15/47	20,865	20,594,592
Sr. Unsec’d. Notes(a)	6.750	11/15/39	23,573	26,201,765
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A(a)	9.250	08/01/24	4,900	4,165,865
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	6.250	08/15/22	2,385	2,236,086
Sr. Sec’d. Notes, 144A	7.000	06/15/25	3,600	3,336,499
CNX Resources Corp., Gtd. Notes, 144A	7.250	03/14/27	18,725	19,755,695
Concho Resources, Inc.,
Gtd. Notes	3.750	10/01/27	9,065	10,061,605
Gtd. Notes(a)	4.300	08/15/28	8,989	10,313,163
Gtd. Notes(a)	4.850	08/15/48	7,865	9,601,378
Gtd. Notes(a)	4.875	10/01/47	8,994	11,018,104
Continental Resources, Inc.,
Gtd. Notes(a)	3.800	06/01/24	12,160	11,347,975
Gtd. Notes(a)	4.500	04/15/23	19,558	18,753,940
CrownRock LP/CrownRock Finance, Inc., Sr. Unsec’d. Notes, 144A	5.625	10/15/25	500	491,164
Devon Energy Corp., Sr. Unsec’d. Notes(a)	5.600	07/15/41	14,222	14,654,183
Diamondback Energy, Inc.,
Gtd. Notes	3.250	12/01/26	56,675	57,930,887
Gtd. Notes(a)	3.500	12/01/29	13,500	13,430,882
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	01/30/28	4,481	4,660,240
Sr. Unsec’d. Notes, 144A	6.625	07/15/25	50	52,059
Eni SpA (Italy), Sr. Unsec’d. Notes, Series XR, 144A(a)	4.000	09/12/23	4,275	4,614,982
EQT Corp.,
Sr. Unsec’d. Notes	3.900	10/01/27	50	48,007
Sr. Unsec’d. Notes	8.750	02/01/30	50	62,110
Equinor ASA (Norway), Gtd. Notes(a)	3.700	04/06/50	27,835	30,849,393
Exxon Mobil Corp., Sr. Unsec’d. Notes(a)	3.452	04/15/51	57,655	60,770,249
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A	4.950	07/19/22	500	525,523

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Gazprom PJSC Via Gaz Capital SA (Russia), (cont’d.)
Sr. Unsec’d. Notes, 144A	6.510%		03/07/22	8,157	$8,650,628
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.000		12/01/24	60	55,305
Sr. Unsec’d. Notes, 144A	6.250		11/01/28	320	293,730
Husky Energy, Inc. (Canada),
Sr. Unsec’d. Notes(a)	4.400		04/15/29	16,100	16,345,099
Sr. Unsec’d. Notes	6.800		09/15/37	1,150	1,288,482
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A	4.750		04/24/25	14,525	16,153,005
Sr. Unsec’d. Notes, 144A(a)	4.750		04/19/27	3,000	3,379,761
Lukoil International Finance BV (Russia), Gtd. Notes, 144A	6.125		11/09/20	1,625	1,625,571
Marathon Petroleum Corp., Sr. Unsec’d. Notes	5.850		12/15/45	9,983	10,939,367
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	7.000		03/31/24	14,263	13,597,773
Gtd. Notes, 144A	7.125		02/01/27	8,860	7,976,837
Newfield Exploration Co.,
Gtd. Notes(a)	5.375		01/01/26	35,890	33,741,561
Gtd. Notes	5.625		07/01/24	26,621	25,755,012
Gtd. Notes(a)	5.750		01/30/22	14,741	14,818,823
Noble Energy, Inc.,
Sr. Unsec’d. Notes(a)	3.900		11/15/24	3,700	4,089,284
Sr. Unsec’d. Notes	5.050		11/15/44	16,861	21,951,170
Sr. Unsec’d. Notes(a)	5.250		11/15/43	10,950	14,543,164
Sr. Unsec’d. Notes	6.000		03/01/41	2,322	3,256,884
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	2.700		02/15/23	50	44,797
Sr. Unsec’d. Notes	2.900		08/15/24	50	41,612
Sr. Unsec’d. Notes	3.125		02/15/22	50	47,595
Sr. Unsec’d. Notes	3.200		08/15/26	112	86,484
Sr. Unsec’d. Notes	3.450		07/15/24	60	50,772
Sr. Unsec’d. Notes	3.500		06/15/25	50	40,175
Sr. Unsec’d. Notes	3.500		08/15/29	50	36,073
Sr. Unsec’d. Notes	4.895	(s)	10/10/36	167,810	76,246,042
Sr. Unsec’d. Notes	6.200		03/15/40	4,200	3,406,084
Sr. Unsec’d. Notes	6.450		09/15/36	12,600	10,181,573
Sr. Unsec’d. Notes	6.625		09/01/30	50	43,741
Sr. Unsec’d. Notes	6.950		07/01/24	1,541	1,486,304
Sr. Unsec’d. Notes	7.950		06/15/39	1,600	1,490,716

See Notes to Financial Statements.

PGIM Total Return Bond Fund    87

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Ovintiv, Inc.,
Gtd. Notes(a)	6.500%		08/15/34		9,845	$9,209,603
Gtd. Notes	6.500		02/01/38		2,720	2,472,031
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes	4.875		05/03/22		10,861	11,471,055
Sr. Unsec’d. Notes, EMTN	5.625		05/20/43		2,155	2,513,115
Petrobras Global Finance BV (Brazil),
Gtd. Notes	5.093		01/15/30		7,852	8,216,827
Gtd. Notes	5.600		01/03/31		30,005	32,333,224
Gtd. Notes	5.750		02/01/29		1,700	1,890,649
Gtd. Notes	5.999		01/27/28		20,000	22,407,356
Gtd. Notes	6.625		01/16/34	GBP	22,380	32,134,295
Gtd. Notes(a)	6.900		03/19/49		30,000	33,952,620
Gtd. Notes	7.250		03/17/44		2,400	2,778,385
Gtd. Notes	7.375		01/17/27		28,280	34,089,218
Gtd. Notes(a)	8.750		05/23/26		7,740	9,861,344
Gtd. Notes, EMTN	6.250		12/14/26	GBP	1,000	1,444,838
Petroleos Mexicanos (Mexico),
Gov’t. Gtd. Notes, 3 Month LIBOR + 0.430% (Cap N/A, Floor 0.000%)	0.710	(c)	02/15/24		7,700	7,688,668
Gtd. Notes	2.500		11/24/22	EUR	14,500	16,316,873
Gtd. Notes(a)	3.500		01/30/23		8,103	7,930,729
Gtd. Notes	4.750		02/26/29	EUR	25,565	26,141,508
Gtd. Notes	5.500		01/21/21		2,260	2,276,458
Gtd. Notes	6.350		02/12/48		40,644	31,043,455
Gtd. Notes	6.490		01/23/27		24,393	22,701,418
Gtd. Notes	6.500		03/13/27		64,680	60,110,905
Gtd. Notes	6.500		01/23/29		15,475	13,803,234
Gtd. Notes	6.625		06/15/35		2,920	2,407,641
Gtd. Notes	6.625		06/15/38		10,676	8,367,251
Gtd. Notes	6.840		01/23/30		3,000	2,673,844
Gtd. Notes	7.690		01/23/50		12,793	10,694,030
Gtd. Notes	9.500		09/15/27		1,590	1,608,168
Gtd. Notes, EMTN	1.875		04/21/22	EUR	5,800	6,537,300
Gtd. Notes, EMTN	2.500		08/21/21	EUR	16,600	19,133,890
Gtd. Notes, EMTN	3.750		02/21/24	EUR	3,000	3,347,617
Gtd. Notes, EMTN	3.750		11/16/25	GBP	4,120	4,668,267
Gtd. Notes, EMTN	4.875		02/21/28	EUR	23,530	24,369,604
Gtd. Notes, EMTN	5.125		03/15/23	EUR	1,600	1,875,882
Gtd. Notes, MTN	6.750		09/21/47		73,449	57,131,580
Gtd. Notes, MTN	6.875		08/04/26		9,235	8,880,023
U.S. Gov’t. Gtd. Notes	1.950		12/20/22		3,135	3,193,014

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Phillips 66,
Gtd. Notes(a)	2.150%	12/15/30	2,250	$2,108,822
Gtd. Notes(a)	4.650	11/15/34	2,970	3,319,830
Gtd. Notes(a)	4.875	11/15/44	2,830	3,072,476
Pioneer Natural Resources Co., Sr. Unsec’d. Notes(a)	1.900	08/15/30	17,245	16,126,080
Range Resources Corp.,
Gtd. Notes	4.875	05/15/25	10,525	9,782,858
Gtd. Notes	5.000	03/15/23	4,983	4,842,024
Gtd. Notes, 144A(a)	9.250	02/01/26	28,075	29,766,346
Reliance Industries Ltd. (India), Sr. Unsec’d. Notes, 144A	5.400	02/14/22	4,773	5,022,022
Sinopec Group Overseas Development 2016 Ltd. (China), Gtd. Notes	2.000	09/29/21	2,600	2,623,385
Sunoco LP/Sunoco Finance Corp., Gtd. Notes	5.500	02/15/26	50	50,226
Transocean, Inc.,
Gtd. Notes, 144A (original cost $ 7,245,250; purchased 05/02/19-05/10/19)(a)(f)	7.500	01/15/26	7,450	1,645,989
Gtd. Notes, 144A (original cost $ 13,467,875; purchased 01/08/20-01/10/20)(f)	8.000	02/01/27	13,425	3,701,490
Valero Energy Corp.,
Sr. Unsec’d. Notes	3.400	09/15/26	26,460	27,876,597
Sr. Unsec’d. Notes(a)	4.000	04/01/29	7,825	8,169,786
WPX Energy, Inc.,
Sr. Unsec’d. Notes	5.250	09/15/24	50	51,894
Sr. Unsec’d. Notes	5.250	10/15/27	177	177,513
Sr. Unsec’d. Notes	5.750	06/01/26	50	51,367
Sr. Unsec’d. Notes	5.875	06/15/28	50	51,306
Sr. Unsec’d. Notes	8.250	08/01/23	500	562,322
YPF SA (Argentina),
Sr. Unsec’d. Notes, 144A	8.500	03/23/25	656	419,554

				1,373,825,849

See Notes to Financial Statements.

PGIM Total Return Bond Fund    89

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas Services 0.0%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., Sr. Unsec’d. Notes(a)	4.486%	05/01/30		15,000	$16,972,333
Cameron International Corp., Gtd. Notes	5.950	06/01/41		2,775	3,202,163

					20,174,496

Packaging & Containers 0.1%
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, Cash coupon 5.000% or PIK 5.750%	5.000	06/30/27	EUR	22,000	24,789,575
Sr. Sec’d. Notes, 144A, Cash coupon 5.000% or PIK 5.750%	5.000	06/30/27	EUR	42,000	47,325,553
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes, 144A	4.125	08/15/26		500	511,818
Sr. Unsec’d. Notes, 144A	5.250	08/15/27		365	375,057
Graham Packaging Co., Inc., Gtd. Notes, 144A	7.125	08/15/28		120	125,888
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A(a)	6.375	08/15/25		1,200	1,319,806
Gtd. Notes, 144A	6.625	05/13/27		500	536,472
WestRock RKT LLC, Gtd. Notes	4.900	03/01/22		1,700	1,798,487

					76,782,656

Pharmaceuticals 2.7%
AbbVie, Inc.,
Sr. Unsec’d. Notes	3.200	11/06/22		1,112	1,166,077
Sr. Unsec’d. Notes(a)	3.600	05/14/25		14,685	16,259,857
Sr. Unsec’d. Notes(a)	4.400	11/06/42		25,402	30,103,781
Sr. Unsec’d. Notes(a)	4.450	05/14/46		20,136	23,814,133
Sr. Unsec’d. Notes	4.500	05/14/35		20,745	25,210,507
Sr. Unsec’d. Notes	4.700	05/14/45		37,911	46,175,246
Sr. Unsec’d. Notes	4.875	11/14/48		6,986	8,856,735
Sr. Unsec’d. Notes, 144A	3.450	03/15/22		1,300	1,345,322
Sr. Unsec’d. Notes, 144A	4.050	11/21/39		73,565	84,114,595
Sr. Unsec’d. Notes, 144A	4.250	11/21/49		96,515	112,324,337
Sr. Unsec’d. Notes, 144A	4.550	03/15/35		74,564	90,655,056
Sr. Unsec’d. Notes, 144A	4.750	03/15/45		10,808	13,158,758
Sr. Unsec’d. Notes, 144A	4.850	06/15/44		9,795	12,051,906

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
AbbVie, Inc., (cont’d.)
Sr. Unsec’d. Notes, 144A	4.875%		02/15/21	5,106	$5,115,235
AmerisourceBergen Corp., Sr. Unsec’d. Notes	3.250		03/01/25	3,875	4,243,530
Bausch Health Americas, Inc., Gtd. Notes, 144A	9.250		04/01/26	2,300	2,535,604
Bausch Health Cos., Inc.,
Gtd. Notes, 144A(a)	5.000		01/30/28	3,850	3,802,284
Gtd. Notes, 144A(a)	5.250		01/30/30	4,441	4,368,358
Gtd. Notes, 144A(a)	6.125		04/15/25	11,194	11,486,012
Gtd. Notes, 144A	6.250		02/15/29	9,494	9,783,832
Gtd. Notes, 144A	7.000		01/15/28	10,050	10,657,222
Gtd. Notes, 144A	7.250		05/30/29	2,725	2,932,004
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.630%	0.855	(c)	06/25/21	29,120	29,184,415
Gtd. Notes, 144A(a)	3.500		06/25/21	21,850	22,225,074
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes	3.363		06/06/24	33,115	35,725,866
Sr. Unsec’d. Notes(a)	3.700		06/06/27	5,673	6,421,019
Sr. Unsec’d. Notes(a)	3.734		12/15/24	3,998	4,404,456
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	3.250		08/15/22	7,529	7,914,104
Sr. Unsec’d. Notes	3.450		11/15/27	27,975	31,859,984
Sr. Unsec’d. Notes	4.125		06/15/39	11,420	14,127,151
Sr. Unsec’d. Notes	4.250		10/26/49	32,165	40,967,316
Sr. Unsec’d. Notes	4.350		11/15/47	16,595	21,159,580
Sr. Unsec’d. Notes	4.550		02/20/48	23,158	30,494,828
Sr. Unsec’d. Notes	4.625		05/15/44	5,340	6,915,476
Sr. Unsec’d. Notes	5.000		08/15/45	18,795	25,705,749
Cheplapharm Arzneimittel GmbH (Germany), Sr. Sec’d. Notes, 144A	5.500		01/15/28	1,625	1,645,278
Cigna Corp.,
Gtd. Notes	3.250		04/15/25	20,815	22,776,255
Gtd. Notes	3.400		03/01/27	2,255	2,509,430
Gtd. Notes	4.375		10/15/28	31,455	37,187,136
Gtd. Notes	4.500		02/25/26	45,085	52,399,717
Gtd. Notes	4.800		08/15/38	15,935	19,737,336
Gtd. Notes	4.800		07/15/46	26,300	32,595,868
Gtd. Notes	4.900		12/15/48	9,410	12,112,282
Sr. Unsec’d. Notes(a)	3.400		03/15/50	48,880	51,099,101
CVS Health Corp.,
Sr. Unsec’d. Notes(a)	2.700		08/21/40	25,540	24,330,728

See Notes to Financial Statements.

PGIM Total Return Bond Fund    91

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
CVS Health Corp., (cont’d.)
Sr. Unsec’d. Notes(a)	3.700%	03/09/23	2,654	$2,840,427
Sr. Unsec’d. Notes	4.100	03/25/25	9,151	10,316,318
Sr. Unsec’d. Notes	4.300	03/25/28	11,450	13,256,923
Sr. Unsec’d. Notes	4.780	03/25/38	15,045	18,127,255
Sr. Unsec’d. Notes	5.050	03/25/48	82,318	104,041,000
Sr. Unsec’d. Notes	5.125	07/20/45	3,884	4,896,240
Sr. Unsec’d. Notes	5.300	12/05/43	7,440	9,461,975
Eli Lilly & Co., Sr. Unsec’d. Notes	4.150	03/15/59	12,145	15,659,956
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A	6.000	02/01/25	2	1,396
Gtd. Notes, 144A(a)	6.000	06/30/28	14,825	11,451,926
Sec’d. Notes, 144A(a)	9.500	07/31/27	10,250	10,992,450
Johnson & Johnson, Sr. Unsec’d. Notes(a)	2.450	09/01/60	87,835	84,940,604
Mylan NV, Gtd. Notes(a)	5.250	06/15/46	23,004	28,637,221
Mylan, Inc.,
Gtd. Notes	5.200	04/15/48	5,775	7,168,236
Gtd. Notes(a)	5.400	11/29/43	28,216	34,777,065
Gtd. Notes, 144A	3.125	01/15/23	16,635	17,467,989
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	2.400	09/23/21	4,640	4,713,062
Gtd. Notes	2.875	09/23/23	37,295	39,558,636
Gtd. Notes	3.200	09/23/26	79,780	88,752,443
Takeda Pharmaceutical Co. Ltd. (Japan), Sr. Unsec’d. Notes	4.000	11/26/21	15,750	16,301,753
Upjohn, Inc.,
Gtd. Notes, 144A	3.850	06/22/40	25,545	27,397,530
Gtd. Notes, 144A(a)	4.000	06/22/50	57,330	60,383,553

				1,664,802,498

Pipelines 1.4%
Antero Midstream Partners LP/Antero Midstream Finance Corp., Gtd. Notes	5.375	09/15/24	50	46,728
Cheniere Energy, Inc.,
Sr. Sec’d. Notes, 144A	4.625	10/15/28	50	51,822

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp., Gtd. Notes, 144A	4.150%		08/15/26	24,840	$27,763,869
DCP Midstream Operating LP,
Gtd. Notes	5.125		05/15/29	50	49,735
Gtd. Notes	5.625		07/15/27	50	51,800
Energy Transfer Operating LP,
Gtd. Notes(a)	5.000		05/15/50	7,845	7,301,383
Gtd. Notes(a)	5.150		03/15/45	3,815	3,545,898
Gtd. Notes	5.300		04/15/47	6,095	5,764,690
Gtd. Notes	6.050		06/01/41	2,500	2,559,022
Gtd. Notes	6.125		12/15/45	9,480	9,662,237
Gtd. Notes(a)	6.250		04/15/49	37,960	39,900,990
Jr. Sub. Notes, Series G	7.125	(ff)	–(rr)	65,450	53,467,708
Energy Transfer Partners LP/Regency Energy Finance Corp., Gtd. Notes	5.000		10/01/22	535	563,751
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	5.600		04/01/44	1,325	832,796
Enterprise Products Operating LLC,
Gtd. Notes(a)	3.200		02/15/52	49,125	45,269,671
Gtd. Notes	3.700		01/31/51	2,670	2,656,813
Gtd. Notes	3.950		01/31/60	23,145	22,527,876
Gtd. Notes(a)	4.200		01/31/50	5,910	6,284,800
Gtd. Notes	4.900		05/15/46	28,346	32,002,876
Gtd. Notes	4.950		10/15/54	5,000	5,654,321
Gtd. Notes	5.100		02/15/45	8,500	9,921,188
Gtd. Notes, Series D(a)	4.875	(ff)	08/16/77	19,000	16,712,677
EQM Midstream Partners LP,
Sr. Unsec’d. Notes	4.750		07/15/23	6,290	6,256,526
Sr. Unsec’d. Notes	5.500		07/15/28	50	50,665
Sr. Unsec’d. Notes, 144A	6.000		07/01/25	50	51,250
Fermaca Enterprises S de RL de CV (Mexico), Sr. Sec’d. Notes, 144A	6.375		03/30/38	4,593	5,024,378
Kinder Morgan Energy Partners LP, Gtd. Notes	6.500		09/01/39	1,260	1,556,129
Kinder Morgan, Inc.,
Gtd. Notes(a)	2.000		02/15/31	46,620	44,310,684
Gtd. Notes(a)	3.250		08/01/50	24,280	21,791,286
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes	4.200		12/01/42	1,600	1,576,973
Sr. Unsec’d. Notes	4.200		03/15/45	2,830	2,807,085

See Notes to Financial Statements.

PGIM Total Return Bond Fund    93

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Magellan Midstream Partners LP, (cont’d.)
Sr. Unsec’d. Notes	4.200%	10/03/47	6,504	$6,652,879
Sr. Unsec’d. Notes	4.250	09/15/46	5,540	5,716,510
Sr. Unsec’d. Notes	5.150	10/15/43	14,820	17,068,320
Midwest Connector Capital Co. LLC,
Gtd. Notes, 144A(a)	3.625	04/01/22	13,955	14,075,695
Gtd. Notes, 144A	3.900	04/01/24	20,820	21,034,132
Gtd. Notes, 144A	4.625	04/01/29	5,980	5,945,775
MPLX LP,
Sr. Unsec’d. Notes(a)	1.750	03/01/26	10,540	10,499,501
Sr. Unsec’d. Notes	4.000	03/15/28	6,590	7,148,166
Sr. Unsec’d. Notes	4.500	04/15/38	26,340	26,613,038
Sr. Unsec’d. Notes	5.200	03/01/47	2,081	2,174,559
ONEOK Partners LP, Gtd. Notes	6.850	10/15/37	1,000	1,116,948
ONEOK, Inc.,
Gtd. Notes	3.400	09/01/29	35,655	34,771,348
Gtd. Notes	4.450	09/01/49	36,717	32,205,045
Gtd. Notes	4.950	07/13/47	59,765	55,996,426
Gtd. Notes	5.200	07/15/48	5,000	4,907,448
Gtd. Notes	6.000	06/15/35	4,200	4,566,232
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes(a)	3.550	12/15/29	9,515	9,133,025
Sr. Unsec’d. Notes	4.650	10/15/25	5,470	5,836,064
Sr. Unsec’d. Notes(a)	4.700	06/15/44	1,090	947,531
Sr. Unsec’d. Notes	4.900	02/15/45	16,323	14,610,552
Sr. Unsec’d. Notes	5.150	06/01/42	700	637,275
Rattler Midstream LP, Gtd. Notes, 144A	5.625	07/15/25	50	51,666
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A(a)	3.600	05/15/25	5,975	5,970,496
Sr. Unsec’d. Notes, 144A	6.875	04/15/40	8,000	8,238,589
Spectra Energy Partners LP, Gtd. Notes	3.375	10/15/26	5,760	6,287,216
Sunoco Logistics Partners Operations LP,
Gtd. Notes	5.300	04/01/44	4,150	3,891,105
Gtd. Notes	5.400	10/01/47	15,299	14,686,233
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A(a)	5.500	01/15/28	3,349	3,078,293
Gtd. Notes, 144A	7.500	10/01/25	4,750	4,798,507

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes	4.250%	11/15/23	50	$50,046
Gtd. Notes	5.000	01/15/28	50	49,393
Gtd. Notes	5.875	04/15/26	50	51,082
Texas Eastern Transmission LP, Sr. Unsec’d. Notes, 144A	4.150	01/15/48	835	865,403
Transcontinental Gas Pipe Line Co. LLC, Sr. Unsec’d. Notes	4.600	03/15/48	18,925	20,857,827
Valero Energy Partners LP, Gtd. Notes	4.500	03/15/28	7,970	8,563,913
Western Midstream Operating LP,
Sr. Unsec’d. Notes	3.950	06/01/25	8,815	8,201,696
Sr. Unsec’d. Notes	4.000	07/01/22	700	700,581
Sr. Unsec’d. Notes	4.100	02/01/25	230	217,077
Sr. Unsec’d. Notes(a)	4.750	08/15/28	3,250	3,048,226
Sr. Unsec’d. Notes	5.050	02/01/30	50	47,423
Sr. Unsec’d. Notes	5.450	04/01/44	875	741,849
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes(a)	3.750	06/15/27	48,136	52,415,387
Sr. Unsec’d. Notes	3.900	01/15/25	18,456	20,101,923
Sr. Unsec’d. Notes	4.000	09/15/25	8,660	9,579,568
Sr. Unsec’d. Notes(a)	4.300	03/04/24	9,550	10,408,613
Sr. Unsec’d. Notes(a)	4.850	03/01/48	12,050	13,086,912
Sr. Unsec’d. Notes	4.900	01/15/45	5,902	6,282,729

				859,945,849

Real Estate 0.0%
Five Point Operating Co. LP/Five Point Capital Corp., Gtd. Notes, 144A	7.875	11/15/25	50	49,942
Howard Hughes Corp. (The),
Gtd. Notes, 144A	5.375	03/15/25	100	100,287
Gtd. Notes, 144A	5.375	08/01/28	500	503,737
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A	3.125	03/20/22	8,720	8,944,775
Sr. Unsec’d. Notes, 144A	3.875	03/20/27	14,600	15,894,518

				25,493,259

See Notes to Financial Statements.

PGIM Total Return Bond Fund    95

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) 0.5%
Alexandria Real Estate Equities, Inc., Gtd. Notes(a)	1.875%	02/01/33	10,000	$9,760,514
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	3.650	06/15/24	14,830	15,682,205
Sr. Unsec’d. Notes(a)	4.125	05/15/29	22,019	23,920,553
Diversified Healthcare Trust,
Gtd. Notes	9.750	06/15/25	14,770	16,235,328
Sr. Unsec’d. Notes	6.750	12/15/21	1,615	1,644,394
ESH Hospitality, Inc.,
Gtd. Notes, 144A	4.625	10/01/27	50	49,067
Gtd. Notes, 144A	5.250	05/01/25	1,891	1,893,120
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	3.350	09/01/24	1,260	1,287,884
Gtd. Notes	5.375	11/01/23	2,555	2,737,573
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes(a)	3.400	02/01/25	8,835	9,636,299
Sr. Unsec’d. Notes	3.500	07/15/29	1,490	1,649,899
Highwoods Realty LP, Sr. Unsec’d. Notes	3.875	03/01/27	5,885	6,350,530
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series I(a)	3.500	09/15/30	36,393	34,850,072
Kimco Realty Corp.,
Sr. Unsec’d. Notes	3.400	11/01/22	9,340	9,820,518
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes, 144A	4.625	06/15/25	2,190	2,229,820
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	5.000	10/15/27	2,866	2,998,510
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A	5.875	10/01/28	8,425	8,296,209
Sr. Sec’d. Notes, 144A	7.500	06/01/25	5,000	5,251,253
Realty Income Corp., Sr. Unsec’d. Notes	3.000	01/15/27	13,790	14,877,806
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes	4.750	10/15/27	50	46,142
SBA Communications Corp., Sr. Unsec’d. Notes, 144A	3.875	02/15/27	50	50,823
Service Properties Trust, Sr. Unsec’d. Notes	4.350	10/01/24	30,000	26,550,000
Ventas Realty LP,
Gtd. Notes	3.100	01/15/23	12,040	12,569,303

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
Ventas Realty LP, (cont’d.)
Gtd. Notes	3.500%	02/01/25		5,000	$5,422,861
Gtd. Notes	3.850	04/01/27		31,660	34,312,698
Gtd. Notes	4.400	01/15/29		5,000	5,637,441
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.125	08/15/30		50	50,612
Gtd. Notes, 144A	4.250	12/01/26		13,075	13,281,864
Gtd. Notes, 144A	4.625	12/01/29		960	997,774
Welltower, Inc.,
Sr. Unsec’d. Notes	2.700	02/15/27		2,640	2,774,017
Sr. Unsec’d. Notes	2.750	01/15/31		2,250	2,300,358
Sr. Unsec’d. Notes(a)	4.000	06/01/25		7,245	8,158,771
Sr. Unsec’d. Notes	4.125	03/15/29		1,050	1,189,112
Sr. Unsec’d. Notes	4.250	04/01/26		16,080	18,475,037
WP CAREY INC, Sr. Unsec’d. Notes	2.400	02/01/31		12,425	12,255,982

					313,244,349

Retail 0.6%
1011778 BC ULC/New Red Finance, Inc. (Canada), Sec’d. Notes, 144A	4.000	10/15/30		21,775	21,642,246
AutoZone, Inc., Sr. Unsec’d. Notes	3.250	04/15/25		18,000	19,647,463
Beacon Roofing Supply, Inc., Gtd. Notes, 144A	4.875	11/01/25		50	49,062
Brinker International, Inc., Sr. Unsec’d. Notes	3.875	05/15/23		161	156,726
CEC Entertainment, Inc., Gtd. Notes	8.000	02/15/22(d)		2,450	111,324
Costco Wholesale Corp., Sr. Unsec’d. Notes	1.750	04/20/32		8,210	8,357,978
Dollar General Corp., Sr. Unsec’d. Notes	4.125	04/03/50		21,425	25,562,937
Dufry One BV (Switzerland), Gtd. Notes	2.000	02/15/27	EUR	36,300	36,800,604
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.375	02/07/25	EUR	10,300	10,976,244
Sr. Sec’d. Notes	6.250	10/30/25	EUR	20,400	22,632,235
Sr. Sec’d. Notes, 144A	4.375	02/07/25	EUR	12,500	13,320,684

See Notes to Financial Statements.

PGIM Total Return Bond Fund    97

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes (original cost $17,987,031; purchased 07/11/19-08/09/19)(f)	6.500%	05/01/21		20,575	$18,989,998
Golden Nugget, Inc.,
Gtd. Notes, 144A(a)	8.750	10/01/25		1,730	1,419,766
Sr. Unsec’d. Notes, 144A	6.750	10/15/24		50	42,328
Home Depot, Inc. (The), Sr. Unsec’d. Notes(a)	2.800	09/14/27		1,385	1,522,919
L Brands, Inc., Gtd. Notes	5.625	10/15/23		18,638	19,580,315
Macy’s Retail Holdings LLC, Gtd. Notes	3.875	01/15/22		265	250,401
O’Reilly Automotive, Inc., Sr. Unsec’d. Notes	1.750	03/15/31		6,856	6,682,901
PetSmart, Inc.,
Gtd. Notes, 144A	7.125	03/15/23		50	49,350
Sr. Sec’d. Notes, 144A	5.875	06/01/25		9,012	9,147,718
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes(a)	5.625	12/01/25		39,699	39,371,650
Stonegate Pub Co. Financing 2019 PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	8.250	07/31/25	GBP	25,000	30,135,296
TJX Cos., Inc. (The), Sr. Unsec’d. Notes(a)	4.500	04/15/50		9,440	12,469,296
Walgreens Boots Alliance, Inc., Sr. Unsec’d. Notes	4.100	04/15/50		22,315	22,447,356
Walmart, Inc., Sr. Unsec’d. Notes(h)	3.250	07/08/29		24,225	27,941,617

					349,308,414

Savings & Loans 0.0%
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650	12/06/22		3,225	3,390,018

Semiconductors 0.8%
Broadcom, Inc.,
Gtd. Notes(a)	3.459	09/15/26		37,561	40,962,561
Gtd. Notes	4.110	09/15/28		16,562	18,456,722
Gtd. Notes(a)	4.250	04/15/26		6,575	7,391,480
Gtd. Notes(a)	4.750	04/15/29		212,217	245,763,913
Gtd. Notes(a)	5.000	04/15/30		83,995	98,977,618

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Semiconductors (cont’d.)
Microchip Technology, Inc.,
Gtd. Notes, 144A	4.250%	09/01/25		50	$51,812
Sr. Sec’d. Notes	3.922	06/01/21		12,015	12,242,290
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A	3.875	09/01/22		6,600	6,976,638
Gtd. Notes, 144A	4.625	06/01/23		16,600	18,197,908
NXP BV/NXP Funding LLC/NXP USA, Inc. (Netherlands),
Gtd. Notes, 144A	3.150	05/01/27		7,190	7,780,158
Gtd. Notes, 144A(a)	3.400	05/01/30		9,335	10,265,416

					467,066,516

Software 0.6%
Activision Blizzard, Inc.,
Sr. Unsec’d. Notes(a)	1.350	09/15/30		8,850	8,539,436
Sr. Unsec’d. Notes	2.500	09/15/50		54,025	48,607,365
Black Knight InfoServ LLC, Gtd. Notes, 144A	3.625	09/01/28		50	50,612
Dun & Bradstreet Corp. (The), Gtd. Notes, 144A	10.250	02/15/27		179	200,508
Fidelity National Information Services, Inc., Gtd. Notes	0.750	05/21/23	EUR	8,200	9,759,278
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Holdings LLC, Gtd. Notes, 144A	10.000	11/30/24		50	52,752
Microsoft Corp.,
Sr. Unsec’d. Notes(a)	2.525	06/01/50		1,685	1,707,568
Sr. Unsec’d. Notes	2.675	06/01/60		8,848	8,963,848
Sr. Unsec’d. Notes	3.700	08/08/46		19,705	24,259,755
Sr. Unsec’d. Notes	3.950	08/08/56		4,923	6,328,430
Oracle Corp.,
Sr. Unsec’d. Notes	2.950	11/15/24		32,220	34,882,478
Sr. Unsec’d. Notes(a)	2.950	05/15/25		52,640	57,297,179
Sr. Unsec’d. Notes	3.600	04/01/50		58,560	63,925,336
Sr. Unsec’d. Notes	3.800	11/15/37		18,205	20,979,948
Sr. Unsec’d. Notes	3.850	04/01/60		58,580	66,154,570

					351,709,063

See Notes to Financial Statements.

PGIM Total Return Bond Fund    99

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications 1.9%
Altice France SA (France), Sr. Sec’d. Notes, 144A	8.125%	02/01/27	202	$219,943
AT&T, Inc.,
Sr. Unsec’d. Notes(a)	2.300	06/01/27	3,515	3,651,659
Sr. Unsec’d. Notes	2.950	07/15/26	12,898	14,034,447
Sr. Unsec’d. Notes(a)	3.100	02/01/43	58,590	55,596,456
Sr. Unsec’d. Notes(a)	3.300	02/01/52	56,245	51,655,658
Sr. Unsec’d. Notes	3.800	02/15/27	5,960	6,705,643
Sr. Unsec’d. Notes	4.050	12/15/23	13,350	14,746,847
Sr. Unsec’d. Notes	4.300	02/15/30	15,660	18,240,596
Sr. Unsec’d. Notes	4.350	06/15/45	2,215	2,437,526
Sr. Unsec’d. Notes(a)	4.500	03/09/48	6,416	7,152,111
Sr. Unsec’d. Notes, 144A(a)	3.500	09/15/53	138,997	131,401,116
Sr. Unsec’d. Notes, 144A	3.550	09/15/55	19,994	18,814,686
Sr. Unsec’d. Notes, 144A(a)	3.650	09/15/59	83,423	79,213,932
CenturyLink, Inc.,
Sr. Unsec’d. Notes, Series P	7.600	09/15/39	50	56,315
Sr. Unsec’d. Notes, Series S	6.450	06/15/21	12,715	13,016,866
Sr. Unsec’d. Notes, Series U	7.650	03/15/42	50	55,089
Sr. Unsec’d. Notes, Series W	6.750	12/01/23	3,050	3,331,553
Consolidated Communications, Inc., Sr. Sec’d. Notes, 144A	6.500	10/01/28	50	51,374
Digicel Group 0.5 Ltd. (Jamaica),
Sr. Sec’d. Notes, Cash coupon 8.000% and PIK 2.000% or PIK 10.000%(a)	10.000	04/01/24	1,907	1,445,483
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000% or PIK 8.000%	8.000	04/01/25	595	202,369
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd. (Jamaica),
Gtd. Notes, 144A	8.000	12/31/26	4,640	3,459,966
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%	13.000	12/31/25	11,781	10,972,453
Sr. Sec’d. Notes, 144A	8.750	05/25/24	5,575	5,575,545
Sr. Sec’d. Notes, 144A	8.750	05/25/24	23,624	23,629,335
Digicel Ltd. (Jamaica), Gtd. Notes, 144A	6.750	03/01/23	30,390	18,842,310
Embarq Corp., Sr. Unsec’d. Notes	7.995	06/01/36	40,253	47,096,010
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	5.500	08/01/23(d)	2,000	1,176,786
Intrado Corp., Gtd. Notes, 144A	8.500	10/15/25	50	45,002

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Level 3 Financing, Inc.,
Gtd. Notes	5.250%	03/15/26		50	$51,640
Gtd. Notes	5.375	01/15/24		21,075	21,231,114
Gtd. Notes	5.375	05/01/25		50	51,424
Gtd. Notes, 144A	3.625	01/15/29		237	230,776
Gtd. Notes, 144A	4.250	07/01/28		2,775	2,789,337
Gtd. Notes, 144A	4.625	09/15/27		500	511,626
Sr. Sec’d. Notes, 144A	3.400	03/01/27		28,989	31,101,677
Matterhorn Telecom SA (Luxembourg),
Sr. Sec’d. Notes	3.125	09/15/26	EUR	1,717	1,898,827
Sr. Sec’d. Notes	4.000	11/15/27	EUR	19,200	21,858,151
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes	4.600	02/23/28		10,000	11,663,683
Sr. Unsec’d. Notes	4.600	05/23/29		26,200	30,792,954
Qwest Corp., Sr. Unsec’d. Notes	6.750	12/01/21		4,050	4,247,344
Sprint Capital Corp.,
Gtd. Notes	6.875	11/15/28		50	63,261
Gtd. Notes(a)	8.750	03/15/32		29,300	43,846,121
Sprint Communications, Inc.,
Gtd. Notes	6.000	11/15/22		6,067	6,488,819
Gtd. Notes	11.500	11/15/21		7,834	8,547,597
Sprint Corp.,
Gtd. Notes	7.125	06/15/24		9,916	11,407,502
Gtd. Notes	7.250	09/15/21		50	52,096
Gtd. Notes	7.625	02/15/25		20,250	23,916,941
Gtd. Notes	7.625	03/01/26		50	60,822
Gtd. Notes	7.875	09/15/23		38,950	44,452,263
TalkTalk Telecom Group PLC (United Kingdom), Gtd. Notes	3.875	02/20/25	GBP	7,700	9,555,162
T-Mobile USA, Inc.,
Gtd. Notes	6.000	04/15/24		50	50,878
Gtd. Notes	6.500	01/15/26		6,050	6,302,172
Sr. Sec’d. Notes, 144A(a)	2.550	02/15/31		20,000	20,350,726
Sr. Sec’d. Notes, 144A	3.000	02/15/41		40,825	39,584,082
Sr. Sec’d. Notes, 144A	3.300	02/15/51		20,185	19,371,520
Sr. Sec’d. Notes, 144A	3.875	04/15/30		9,500	10,664,190
Sr. Sec’d. Notes, 144A(a)	4.375	04/15/40		19,895	22,887,126
Sr. Sec’d. Notes, 144A(a)	4.500	04/15/50		31,495	36,747,490
Verizon Communications, Inc.,
Sr. Unsec’d. Notes(a)	3.150	03/22/30		125,000	138,732,491
Sr. Unsec’d. Notes	4.125	08/15/46		4,960	5,984,270

See Notes to Financial Statements.

PGIM Total Return Bond Fund    101

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Verizon Communications, Inc., (cont’d.)
Sr. Unsec’d. Notes(a)	4.522%	09/15/48		7,705	$9,891,241
Sr. Unsec’d. Notes(a)	4.750	11/01/41		5,605	7,292,745
Sr. Unsec’d. Notes	4.862	08/21/46		9,085	12,007,908
Windstream Escrow LLC/Windstream Escrow Finance Corp., Sr. Sec’d. Notes, 144A	7.750	08/15/28		101	97,616
Zayo Group Holdings, Inc., Sr. Unsec’d. Notes, 144A	6.125	03/01/28		500	505,621

					1,138,116,289

Textiles 0.0%
Mohawk Industries, Inc., Sr. Unsec’d. Notes(a)	3.850	02/01/23		673	713,543

Transportation 0.7%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes	4.375	09/01/42		2,850	3,556,905
Sr. Unsec’d. Notes	4.700	09/01/45		3,400	4,443,719
CP-Comboios de Portugal EPE (Portugal), Sr. Unsec’d. Notes	5.700	03/05/30	EUR	48,150	79,871,435
CSX Corp., Sr. Unsec’d. Notes	2.600	11/01/26		37,200	40,357,895
Deutsche Bahn Finance GmbH (Germany), Gtd. Notes, EMTN	1.375	07/07/25	GBP	4,403	5,943,109
FedEx Corp., Gtd. Notes	4.550	04/01/46		3,049	3,728,742
Lima Metro Line 2 Finance Ltd. (Peru), Sr. Sec’d. Notes	5.875	07/05/34		5,247	6,335,636
SNCF Reseau (France), Sr. Unsec’d. Notes, EMTN	5.250	12/07/28	GBP	4,110	7,152,540
SNCF Reseau (France), Sr. Unsec’d. Notes, EMTN	5.500	12/01/21	GBP	1,000	1,368,998
Societe Nationale SNCF SA (France), Sr. Unsec’d. Notes, EMTN	5.375	03/18/27	GBP	37,291	61,860,179
Union Pacific Corp., Sr. Unsec’d. Notes(a)	3.250	02/05/50		178,470	191,775,993
XPO Logistics, Inc.,
Gtd. Notes, 144A	6.250	05/01/25		50	53,131

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Transportation (cont’d.)
XPO Logistics, Inc., (cont’d.)
Gtd. Notes, 144A	6.500%	06/15/22	50	$50,161
Gtd. Notes, 144A	6.750	08/15/24	4,494	4,753,196

				411,251,639

Trucking & Leasing 0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	3.300	04/01/21	21,250	21,448,692

Water 0.0%
American Water Capital Corp.,
Sr. Unsec’d. Notes	2.800	05/01/30	3,975	4,334,345
Sr. Unsec’d. Notes	3.750	09/01/47	4,980	5,760,183

				10,094,528

TOTAL CORPORATE BONDS (cost $22,192,665,629)				23,291,115,466

MUNICIPAL BONDS 0.8%

California 0.1%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2	6.263	04/01/49	12,630	20,637,546
Taxable, Revenue Bonds, BABs, Series S3	6.907	10/01/50	525	930,248
City of Los Angeles Department of Airports, Taxable, Revenue Bonds, BABs	6.582	05/15/39	5,045	6,705,764
Los Angeles County Public Works Financing Authority, Revenue Bonds, BABs, Series Z	7.618	08/01/40	4,300	7,181,215
Los Angeles Department of Water, Taxable, Revenue Bonds, BABs, Series C	6.008	07/01/39	6,200	8,348,052
Los Angeles Department of Water & Power, Power System Revenue, Revenue Bonds, BABs	5.716	07/01/39	8,475	12,259,087
State of California,
General Obligation Unlimited, BABs	7.300	10/01/39	835	1,352,082
General Obligation Unlimited, Taxable, BABs	7.625	03/01/40	275	469,444
General Obligation Unlimited, Taxable, BABs	7.550	04/01/39	1,600	2,753,216
University of California,
Taxable, Revenue Bonds, Series AP	3.931	05/15/45	2,050	2,412,932

See Notes to Financial Statements.

PGIM Total Return Bond Fund    103

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

California (cont’d.)
University of California, (cont’d.)
Taxable, Revenue Bonds, Series AQ	4.767%	05/15/2115	4,900	$6,460,699
Taxable, Revenue Bonds, Series J	4.131	05/15/45	2,250	2,625,412

				72,135,697

Colorado 0.0%
Colorado Bridge Enterprise, Taxable, Revenue Bonds, BABs, Series SR	6.078	12/01/40	1,000	1,436,070
Regional Transportation District Sales Tax Revenue, Revenue Bonds, BABs, Series B	5.844	11/01/50	3,320	5,304,198

				6,740,268

District of Columbia 0.0%
District of Columbia Water & Sewer Authority, Taxable, Revenue Bonds, Series A	4.814	10/01/2114	15,765	22,160,703

Illinois 0.2%
Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B	6.395	01/01/40	3,170	4,570,982
Taxable, Revenue Bonds, Series C	4.472	01/01/49	5,445	6,413,720
Taxable, Revenue Bonds, Series C	4.572	01/01/54	5,445	6,599,612
Illinois State Toll Highway Authority, Taxable, Revenue Bonds, BABs, Series A	6.184	01/01/34	5,000	7,116,500
State of Illinois,
General Obligation Unlimited, Series D	5.000	11/01/22	79,600	81,864,621
General Obligation Unlimited, Taxable(a)	5.100	06/01/33	21,300	21,364,965

				127,930,400

Kentucky 0.0%
Kentucky State Property & Building Commission, Revenue Bonds, BABs, Series C	5.373	11/01/25	1,900	2,167,710

Michigan 0.1%
Michigan Finance Authority,
Revenue Bonds, Series G	3.084	12/01/34	10,720	11,496,342
Taxable, Revenue Bonds	3.384	12/01/40	19,800	21,206,195

				32,702,537

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New Jersey 0.1%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A(a)	7.102%	01/01/41	15,953	$25,648,435
Taxable, Revenue Bonds, BABs, Series F	7.414	01/01/40	12,865	21,121,242
Rutgers The State University of New Jersey, Taxable, Revenue Bonds, BABs, Series H	5.665	05/01/40	1,350	1,823,134

				48,592,811

New York 0.1%
Metropolitan Transportation Authority, Taxable, Revenue Bonds, BABs	6.687	11/15/40	700	843,486
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs	4.725	11/01/23	1,400	1,555,904
Taxable, Revenue Bonds, BABs	4.905	11/01/24	1,100	1,261,128
New York City Water & Sewer System, Taxable, Revenue Bonds, BABs(a)	5.882	06/15/44	2,185	3,390,530
New York State Urban Development Corp., Taxable, Revenue Bonds, BABs, Series ST	5.770	03/15/39	18,800	23,363,137
Port Authority of New York & New Jersey, Consolidated, Taxable, Revenue Bonds	4.031	09/01/48	4,000	4,505,160
Consolidated, Taxable, Revenue Bonds, Series 192	4.810	10/15/65	8,650	11,070,270
Revenue Bonds	4.458	10/01/62	2,600	3,152,240

				49,141,855

Ohio 0.0%
Ohio State University (The),
Taxable, Revenue Bonds, Series A	4.800	06/01/2111	7,815	10,814,475
Taxable, Revenue Bonds, BABs, Series C	4.910	06/01/40	295	403,448

				11,217,923

Oklahoma 0.0%
Oklahoma Development Finance Authority, Taxable, Revenue Bonds, Series C	5.450	08/15/28	5,000	5,768,450

Oregon 0.0%
State of Oregon Department of Transportation, Taxable, Revenue Bonds, BABs, Series A	5.834	11/15/34	675	961,153

See Notes to Financial Statements.

PGIM Total Return Bond Fund    105

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Pennsylvania 0.1%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs	6.105%		12/01/39	400	$593,884
Revenue Bonds, BABs, Series B	5.511		12/01/45	5,370	7,860,767
University of Pittsburgh-of the Commonwealth System of Higher Education, Taxable, Revenue Bonds	3.555		09/15/2119	25,505	26,479,291

					34,933,942

Puerto Rico 0.0%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Restructured, Series A-1	4.750		07/01/53	2,250	2,358,765
Revenue Bonds, Restructured, Series A-1	5.000		07/01/58	27,600	29,353,703

					31,712,468

Texas 0.1%
City of San Antonio TX Electric & Gas Systems Revenue,
Revenue Bonds, BABs	5.985		02/01/39	1,000	1,448,540
Taxable, Revenue Bonds	4.427		02/01/42	6,480	8,088,919
Dallas Fort Worth International Airport, Taxable, Revenue Bonds, Series C	2.919		11/01/50	7,930	7,589,803
Texas Private Activity Bond Surface Transportation Corp., Taxable, Revenue Bonds, Series B	3.922		12/31/49	20,905	22,091,151

					39,218,413

Virginia 0.0%
University of Virginia, Taxable, Revenue Bonds, Series C	4.179		09/01/2117	9,850	11,849,254

TOTAL MUNICIPAL BONDS (cost $454,672,017)					497,233,584

RESIDENTIAL MORTGAGE-BACKED SECURITIES 5.7%
Alternative Loan Trust, Series 2004-18CB, Class 3A1	5.250		09/25/19	6	6,259
American Home Mortgage Investment Trust, Series 2004-04, Class 4A, 6 Month LIBOR + 2.000% (Cap 11.000%, Floor 2.000%)	2.265	(c)	02/25/45	22	22,291

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
APS Resecuritization Trust,
Series 2016-01, Class 1A, 144A, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)	0.299	%(c)	07/27/57	4,910	$4,763,554
Banc of America Funding Corp.,
Series 2015-R03, Class 1A1, 144A, 1 Month LIBOR + 0.190% (Cap N/A, Floor 0.000%)	0.339	(c)	03/27/36	7,436	7,310,927
Series 2015-R03, Class 2A1, 144A, 1 Month LIBOR + 0.130% (Cap N/A, Floor 0.130%)	0.279	(c)	02/27/37	11,917	11,608,439
Series 2015-R03, Class 6A1, 144A, 1 Month LIBOR + 0.170% (Cap N/A, Floor 0.170%)	0.319	(c)	05/27/36	3,242	3,205,388
Banc of America Funding Trust,
Series 2005-D, Class A1	3.655	(cc)	05/25/35	38	38,794
Series 2006-I, Class 4A1	3.863	(cc)	10/20/46	33	27,833
Series 2014-R02, Class 2A1, 144A, 1 Month LIBOR + 0.210% (Cap N/A, Floor 0.210%)	0.366	(c)	05/26/37	558	549,871
Series 2014-R05, Class 1A1, 144A, 6 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)	1.772	(c)	09/26/45	1,372	1,378,851
Series 2015-R02, Class 5A1, 144A, 1 Month LIBOR + 0.165%	0.314	(c)	09/29/36	8,328	8,136,878
Banc of America Mortgage Trust,
Series 2004-02, Class 5A1	6.500		10/25/31	2	2,074
Series 2004-E, Class 2A6	3.603	(cc)	06/25/34	235	229,232
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2002-11, Class 1A1	3.061	(cc)	02/25/33	3	3,189
Series 2005-04, Class 3A1	3.236	(cc)	08/25/35	164	159,038
Series 2007-03, Class 1A1	3.874	(cc)	05/25/47	228	220,765
Bear Stearns ALT-A Trust,
Series 2005-04, Class 23A1	3.399	(cc)	05/25/35	101	100,630
Series 2005-04, Class 23A2	3.399	(cc)	05/25/35	34	33,665
Bellemeade Re Ltd. (Bermuda),
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.749	(c)	04/25/28	15,144	14,994,459
Series 2018-02A, Class M1C, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.749	(c)	08/25/28	19,064	18,851,998
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	1.999	(c)	10/25/28	18,058	17,930,422
Series 2019-02A, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)	1.599	(c)	04/25/29	9,040	9,025,961
Series 2019-04A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	1.549	(c)	10/25/29	16,763	16,739,076
Series 2019-04A, Class M1B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.149	(c)	10/25/29	60,817	60,157,683
Series 2020-01A, Class B1, 144A, 1 Month LIBOR + 4.400% (Cap N/A, Floor 0.000%)	4.549	(c)	06/25/30	2,150	2,173,950

See Notes to Financial Statements.

PGIM Total Return Bond Fund    107

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Bellemeade Re Ltd. (Bermuda), (cont’d.)
Series 2020-01A, Class M1A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.799	%(c)	06/25/30	50,843	$50,931,725
Series 2020-01A, Class M1B, 144A, 1 Month LIBOR + 3.400% (Cap N/A, Floor 0.000%)	3.549	(c)	06/25/30	12,280	12,430,464
Series 2020-02A, Class M1A, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)	2.449	(c)	08/26/30	14,365	14,380,267
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.200% (Cap N/A, Floor 3.200%)	3.349	(c)	08/26/30	11,410	11,498,575
Series 2020-02A, Class M1C, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)	4.149	(c)	08/26/30	13,101	13,166,475
Series 2020-03A, Class M1A, 144A	—	(p)	10/25/30	14,165	14,164,524
Series 2020-03A, Class M1B, 144A	—	(p)	10/25/30	10,375	10,374,187
Series 2020-03A, Class M1C, 144A	—	(p)	10/25/30	13,505	13,498,026
BVRT Financing Trust,
Series 2019-01, Class F, 144A^	2.295		09/15/21	248,723	246,658,835
Central Park Funding Trust,
Series 2018-01, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)	1.649	(c)	11/01/23	172,071	173,291,913
Series 2019-01, Class A1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	1.546	(c)	04/25/24	72,358	72,757,579
CHL Mortgage Pass-Through Trust,
Series 2003-53, Class A1	3.143	(cc)	02/19/34	8,257	8,196,435
Series 2005-29, Class A1	5.750		12/25/35	497	381,100
Series 2005-HYB09, Class 3A2A, 12 Month LIBOR + 1.750% (Cap 11.000%, Floor 0.000%)	2.195	(c)	02/20/36	18	15,456
CIM Trust,
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)	2.149	(c)	01/25/57	55,387	55,696,184
Series 2017-05, Class A3, 144A	4.000	(cc)	05/25/57	110,714	110,644,815
Series 2017-06, Class A1, 144A	3.015	(cc)	06/25/57	26,051	26,151,938
Series 2017-08, Class A1, 144A	3.000	(cc)	12/25/65	43,977	44,101,875
Citigroup Mortgage Loan Trust,
Series 2011-12, Class 3A2, 144A	3.021	(cc)	09/25/47	5,024	4,693,932
Connecticut Avenue Securities Trust,
Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)	2.299	(c)	09/25/31	7,211	7,163,167
Series 2019-R07, Class 1M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)	2.249	(c)	10/25/39	16,715	16,566,514
Series 2020-R01, Class 1M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)	2.199	(c)	01/25/40	26,509	25,966,265
Credit Suisse Mortgage Trust,
Series 2018-RPL09, Class PT, 144A	3.870		09/25/57	28,610	27,467,914

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Credit Suisse Mortgage Trust, (cont’d.)
Series 2019-11R, Class 1A1, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 1.350%)	1.505	%(c)	09/25/45	76,431	$75,911,245
Eagle Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	1.849	(c)	11/25/28	18,411	18,129,404
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)	1.949	(c)	04/25/29	9,866	9,801,299
Series 2020-02, Class M1A, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)	3.148	(c)	10/25/30	51,230	51,260,308
Series 2020-02, Class M1B, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 0.000%)	4.148	(c)	10/25/30	25,330	25,345,018
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 0.000%)	4.648	(c)	10/25/30	17,790	17,795,264
Fannie Mae Connecticut Avenue Securities,
Series 2017-C07, Class 1M2, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)	2.549	(c)	05/25/30	10,547	10,388,761
Series 2018-C03, Class 1M2, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	2.299	(c)	10/25/30	17,493	17,075,529
Fannie Mae REMICS,
Series 2000-32, Class FM, 1 Month LIBOR + 0.450% (Cap 9.000%, Floor 0.450%)	0.597	(c)	10/18/30	1	660
Series 2001-29, Class Z	6.500		07/25/31	24	27,629
Series 2012-132, Class KI, IO	3.000		12/25/32	8,823	919,371
Series 2013-57, Class MI, IO	3.000		06/25/28	3,002	203,657
Series 2014-05, Class AI, IO	4.500		04/25/43	4,144	693,808
Series 2015-51, Class CI, IO	4.000		07/25/45	6,939	1,087,231
Series 2016-30, Class CI, IO	3.000		05/25/36	5,378	532,937
Series 2016-74, Class GM	2.500		09/25/43	21,843	22,519,670
Series 2017-83, Class IO, IO	4.000		10/25/47	6,148	752,541
Series 2018-16, Class MB	3.500		07/25/46	12,885	13,356,858
Series 2018-24, Class BH	3.500		04/25/48	12,260	13,001,259
Series 2018-27, Class JA	3.000		12/25/47	14,426	15,016,932
Series 2018-49, Class LZ	3.500		07/25/48	11,935	13,015,048
Series 2018-58, Class BI, IO	4.000		08/25/48	5,260	475,530
Series 2019-08, Class Z	3.500		03/25/49	2,417	2,769,645
Series 2019-13, Class LZ	4.000		04/25/49	11,990	13,546,721
Series 2019-13, Class VA	4.000		02/25/32	7,115	7,578,988
FHLMC REMICS,
Series 1628, Class LZ	6.500		12/15/23	7	7,114
Series 1935, Class JZ	7.000		02/15/27	48	53,700
Series 2241, Class PH	7.500		07/15/30	25	30,373
Series 3795, Class VZ	4.000		01/15/41	5,054	5,461,050
Series 3889, Class DZ	4.000		01/15/41	4,788	5,239,145
Series 4135, Class AI, IO	3.500		11/15/42	13,375	1,922,168

See Notes to Financial Statements.

PGIM Total Return Bond Fund    109

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC REMICS, (cont’d.)
Series 4372, Class GI, IO	4.500%		08/15/44	8,462	$1,190,941
Series 4456, Class BI, IO	4.000		05/15/44	1,709	212,989
Series 4468, Class IO, IO	4.500		05/15/45	8,784	1,531,231
Series 4500, Class ZX	4.000		07/15/45	1,844	2,121,346
Series 4735, Class IM, IO	4.000		12/15/47	17,415	2,083,187
Series 4736, Class IP, IO	4.000		08/15/47	5,228	500,835
Series 4751, Class PI, IO	4.000		11/15/47	3,881	377,754
Series 4795, Class WQ	4.000		07/15/46	3,448	3,712,800
Series 4800, Class KL	4.000		11/15/45	7,592	7,781,137
Series 4801, Class ZD	4.000		06/15/48	4,405	4,965,662
Series 4802, Class EZ	4.000		06/15/48	10,208	10,966,599
Series 4831, Class BA	3.500		10/15/44	6,383	6,619,158
Series 4868, Class KL	4.000		12/15/45	24,731	25,666,678
Series 4870, Class K	4.000		04/15/49	48,820	52,481,869
Series 4903, Class ED	2.750		09/15/48	17,033	17,568,099
Series 4903, Class IP, IO	4.500		07/25/49	15,095	2,973,072
Series 4939, Class KT	3.000		07/15/48	37,000	38,535,400
Series 4946, Class KB	3.000		12/15/48	22,308	23,011,538
FHLMC Strips,
Series 304, Class C54, IO	4.000		12/15/32	4,839	566,907
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2016-HQA03, Class M2, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	1.499	(c)	03/25/29	904	903,831
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	1.999	(c)	02/25/50	24,120	23,597,322
Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)	5.249	(c)	06/25/50	9,440	9,629,636
Series 2020-DNA03, Class M2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)	3.149	(c)	06/25/50	46,400	46,479,534
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)	6.149	(c)	08/25/50	25,210	25,967,087
Series 2020-DNA04, Class M2, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)	3.899	(c)	08/25/50	38,685	39,115,050
Series 2020-DNA05, Class B1, 144A, SOFR30A + 4.800% (Cap N/A, Floor 0.000%)	4.887	(c)	10/25/50	10,705	10,812,288
Series 2020-DNA05, Class M2, 144A, SOFR30A + 2.800% (Cap N/A, Floor 0.000%)	2.887	(c)	10/25/50	24,505	24,520,569
Series 2020-HQA02, Class M2, 144A, 1 Month LIBOR + 3.100% (Cap N/A, Floor 0.000%)	3.249	(c)	03/25/50	4,300	4,227,276
Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)	3.749	(c)	07/25/50	103,075	104,156,143
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)	5.399	(c)	09/25/50	15,495	15,659,817

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Structured Agency Credit Risk REMIC Trust, (cont’d.)
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)	3.299	%(c)	09/25/50	11,115	$11,177,376
FHLMC Structured Agency Credit Risk Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)	0.899	(c)	09/25/48	91	91,096
Series 2019-DNA01, Class M2, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.799	(c)	01/25/49	1,552	1,536,421
Series 2019-DNA04, Class M2, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 0.000%)	2.099	(c)	10/25/49	4,199	4,163,553
FHLMC Structured Pass-Through Securities,
Series T-61, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.400% (Cap N/A, Floor 1.400%)	2.282	(c)	07/25/44	99	100,299
Series T-63, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.200% (Cap N/A, Floor 1.200%)	2.220	(c)	02/25/45	10	10,625
GCAT LLC,
Series 2019-04, Class A1, 144A	3.228		11/26/49	33,141	33,222,780
Government National Mortgage Assoc.,
Series 2013-99, Class AX	3.000	(cc)	07/20/43	2,397	2,555,286
Series 2015-064, Class IA, IO	4.000		05/20/45	16,694	2,922,928
Series 2015-165, Class IB, IO	3.500		11/20/42	8,015	783,961
Series 2016-01, Class ZP	3.000		01/20/46	6,480	6,947,012
Series 2016-161, Class PI, IO	3.500		06/20/46	42,346	5,312,119
Series 2016-69, Class B	3.000		05/20/46	33,591	35,136,637
Series 2017-101, Class AB	2.500		07/20/47	33,458	35,043,405
Series 2017-134, Class ZK	3.000		08/20/47	5,347	5,967,820
Series 2018-05, Class IB, IO	4.000		01/20/48	21,342	3,654,210
Series 2018-21, Class IH, IO	4.500		02/20/48	8,845	1,264,279
Series 2018-59, Class PZ	3.000		09/20/46	6,038	6,584,342
Series 2019-159, Class IJ, IO	3.500		12/20/49	21,728	3,275,828
GSMSC Resecuritization Trust,
Series 2015-03R, Class 1A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)	0.289	(c)	01/26/37	5,669	5,560,938
Series 2015-03R, Class 2A1, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)	0.289	(c)	10/26/36	4,895	4,810,588
Series 2015-03R, Class 2A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)	0.289	(c)	10/26/36	5,200	4,930,903
Home Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.749	(c)	10/25/28	4,741	4,680,903
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	1.799	(c)	05/25/29	6,453	6,373,740

See Notes to Financial Statements.

PGIM Total Return Bond Fund    111

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Home Re Ltd. (Bermuda), (cont’d.)
Series 2020-01, Class M1A, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)	2.744	%(c)	10/25/30	37,600	$37,599,391
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 3.250% (Cap N/A, Floor 3.250%)	3.394	(c)	10/25/30	22,000	22,000,224
Series 2020-01, Class M1C, 144A, 1 Month LIBOR + 4.150% (Cap N/A, Floor 4.150%)	4.294	(c)	10/25/30	11,507	11,508,597
Impac CMB Trust,
Series 2005-01, Class 1A1, 1 Month LIBOR + 0.520% (Cap 11.250%, Floor 0.260%)	0.669	(c)	04/25/35	1,469	1,439,305
IndyMac Adjustable Rate Mortgage Trust,
Series 2001-H02, Class A1	1.810	(cc)	01/25/32	2	1,933
IndyMac INDX Mortgage Loan Trust,
Series 2007-FLX04, Class 2A1, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)	0.329	(c)	07/25/37	3,193	3,115,292
JPMorgan Alternative Loan Trust,
Series 2006-A01, Class 4A1	3.705	(cc)	03/25/36	127	111,193
Legacy Mortgage Asset Trust,
Series 2019-GS06, Class A1, 144A	3.000		06/25/59	25,711	25,797,092
Series 2019-PR01, Class A1, 144A	3.858		09/25/59	25,413	25,400,316
Series 2020-GS01, Class A1, 144A	2.882		10/25/59	31,732	31,817,756
LSTAR Securities Investment Trust,
Series 2019-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)	1.649	(c)	04/01/24	19,806	19,686,002
Mortgage Repurchase Agreement Financing Trust,
Series 2020-03, Class A1, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.395	(c)	01/23/23	30,475	30,488,318
Series 2020-04, Class A1, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	1.495	(c)	04/23/23	29,045	29,049,098
Series 2020-04, Class A2, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	1.495	(c)	04/23/23	56,140	56,147,921
Series 2020-05, Class A1, 144A	—	(p)	08/10/23	14,185	14,185,000
MRA Issuance Trust,
Series 2020-01, Class A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	2.250	(c)	12/08/20	164,698	164,802,924
Series 2020-07, Class A, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.600	(c)	12/11/21	162,030	162,030,000
Series 2020-08, Class A1X, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)^	1.907	(c)	09/23/21	222,750	222,750,000
Series 2020-08, Class A2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)^	3.157	(c)	09/23/21	130,140	130,140,000
New Residential Mortgage Loan Trust,
Series 2018-01A, Class A1A, 144A	4.000	(cc)	12/25/57	25,028	26,985,804

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
New Residential Mortgage Loan Trust, (cont’d.)
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.899	%(c)	01/25/48	27,058	$26,998,452
Oaktown Re II Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)	1.699	(c)	07/25/28	5,245	5,229,953
Oaktown Re III Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	1.549	(c)	07/25/29	372	371,800
Oaktown Re IV Ltd. (Bermuda),
Series 2020-01A, Class M1A, 144A, 1 Month LIBOR + 3.200% (Cap N/A, Floor 3.200%)	3.349	(c)	07/25/30	32,600	32,742,713
Series 2020-01A, Class M1B, 144A, 1 Month LIBOR + 4.750% (Cap N/A, Floor 4.750%)	4.899	(c)	07/25/30	53,640	54,289,189
Oaktown Re V Ltd. (Bermuda),
Series 2020-02A, Class M1A, 144A, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)	2.543	(c)	10/25/30	9,620	9,620,032
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)	3.743	(c)	10/25/30	12,715	12,699,892
Prime Mortgage Trust,
Series 2004-CL01, Class 1A2, 1 Month LIBOR + 0.400% (Cap 8.000%, Floor 0.400%)	0.549	(c)	02/25/34	10	9,008
Radnor Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	1.549	(c)	03/25/28	1,367	1,364,520
Series 2018-01, Class M2, 144A, 1 Month LIBOR + 2.700% (Cap N/A, Floor 0.000%)	2.849	(c)	03/25/28	18,290	17,518,595
Series 2019-02, Class M1A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	1.349	(c)	06/25/29	646	645,413
Series 2020-01, Class M1A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)	1.099	(c)	02/25/30	6,250	6,227,031
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)	1.599	(c)	02/25/30	24,000	23,244,773
Series 2020-02, Class M1A, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 3.150%)	3.296	(c)	10/25/30	10,110	10,110,164
Series 2020-02, Class M1B, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)	4.146	(c)	10/25/30	5,360	5,359,011
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.600% (Cap N/A, Floor 4.600%)	4.746	(c)	10/25/30	4,200	4,195,924
Regal Trust IV,
Series 1999-01, Class A, 144A, Cost of Funds for the 11th District of San Francisco+ 1.500% (Cap N/A, Floor 1.500%)	2.182	(c)	09/29/31	7	6,277

See Notes to Financial Statements.

PGIM Total Return Bond Fund    113

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
RFMSI Trust,
Series 2003-S09, Class A1	6.500%		03/25/32	7		$7,440
Station Place Securitization Trust,
Series 2020-10, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)^	1.649	(c)	05/20/21	61,960		61,960,000
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3	3.146	(cc)	02/25/34	95		93,256
Series 2004-18, Class 3A1	3.174	(cc)	12/25/34	7,459		7,321,806
Structured Asset Mortgage Investments Trust,
Series 2002-AR03, Class A1, 1 Month LIBOR + 0.660% (Cap 11.000%, Floor 0.330%)	0.807	(c)	09/19/32	10		9,597
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2002-14A, Class 2A1	2.751	(cc)	07/25/32	—(r	)	140
Vendee Mortgage Trust,
Series 2011-01, Class DA	3.750		02/15/35	500		504,926
Series 2011-02, Class DZ	3.750		10/15/41	3,451		3,847,054
WaMu Mortgage Pass-Through Certificates Series Trust,
Series 2005-AR05, Class A6	3.620	(cc)	05/25/35	818		829,375
WaMu Mortgage Pass-Through Certificates Trust,
Series 2004-AR08, Class A1, 1 Month LIBOR + 0.420% (Cap 10.500%, Floor 0.420%)	0.569	(c)	06/25/44	1,067		1,030,799
Series 2004-AR10, Class A3, 1 Month LIBOR + 0.550% (Cap 10.500%, Floor 0.550%)	0.699	(c)	07/25/44	1,857		1,836,461
Washington Mutual MSC Mortgage Pass-Through Certificates,
Series 2003-AR01, Class 2A	3.495	(cc)	02/25/33	1		554

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $3,463,744,414)						3,478,961,380

SOVEREIGN BONDS 11.9%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes	2.500		10/11/22	37,030		38,345,713
Albania Government International Bond (Albania), Bonds	2.708	(s)	08/31/25	91,274		86,726,833
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes	0.125	(cc)	07/09/30	210,923		77,184,491
Sr. Unsec’d. Notes	0.125	(cc)	07/09/35	7,647		2,497,673
Sr. Unsec’d. Notes(a)	0.125	(cc)	01/09/38	51,041		19,022,448
Sr. Unsec’d. Notes	0.125	(cc)	07/09/41	20,177		6,806,592

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Argentine Republic Government International Bond (Argentina), (cont’d.)
Sr. Unsec’d. Notes	0.670	%(cc)	12/31/38	JPY	402,629	$1,179,824
Sr. Unsec’d. Notes	1.000		07/09/29		11,278	4,637,072
Brazil Loan Trust 1 (Brazil),
Gov’t. Gtd. Notes	5.477		07/24/23		29,798	30,704,511
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes(a)	5.333		02/15/28		125,672	132,552,112
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes	2.875		04/01/21	EUR	25,650	30,138,035
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes	1.750		01/20/26	EUR	30,000	37,734,660
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes	4.000		02/26/24		6,000	6,396,168
Sr. Unsec’d. Notes	4.375		07/12/21		19,496	19,988,262
Sr. Unsec’d. Notes	5.000		06/15/45		8,700	10,108,926
Sr. Unsec’d. Notes	7.375		09/18/37		1,015	1,425,004
Sr. Unsec’d. Notes	8.375		02/15/27		900	1,066,446
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes	5.500		04/04/23		33,934	37,470,663
Sr. Unsec’d. Notes	6.000		01/26/24		83,845	96,605,703
Sr. Unsec’d. Notes	6.375		03/24/21		149,897	153,127,196
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes	5.875		04/18/24		9,000	9,542,009
Sr. Unsec’d. Notes(a)	7.500		05/06/21		21,843	22,389,153
Sr. Unsec’d. Notes, 144A	5.500		01/27/25		6,000	6,424,506
Sr. Unsec’d. Notes, 144A	6.000		07/19/28		6,400	7,066,303
Sr. Unsec’d. Notes, 144A	7.500		05/06/21		833	854,157
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes, 144A	0.500	(cc)	07/31/30		3,610	2,400,438
Sr. Unsec’d. Notes, 144A	0.500	(cc)	07/31/35		9,460	5,226,715
Sr. Unsec’d. Notes, 144A	0.500	(cc)	07/31/40		4,336	2,157,565
Sr. Unsec’d. Notes, 144A	6.339	(s)	07/31/30		853	387,674
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, MTN	4.750		04/11/25	EUR	30,010	34,457,765
Sr. Unsec’d. Notes, 144A, MTN	4.750		04/16/26	EUR	35,625	40,047,846
Sr. Unsec’d. Notes, 144A, MTN	6.375		04/11/31	EUR	29,295	32,639,989
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A	3.375		08/05/26		8,420	8,874,781
Sr. Unsec’d. Notes, 144A	3.875		02/01/28		11,845	12,498,276
Sr. Unsec’d. Notes, EMTN	3.125		07/20/21		2,630	2,660,367
Finland Government International Bond (Finland),
Sr. Unsec’d. Notes	6.950		02/15/26		34,303	44,876,972

See Notes to Financial Statements.

PGIM Total Return Bond Fund    115

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Finnvera OYJ (Finland),
Gov’t. Gtd. Notes, 144A, MTN	2.375%		06/04/25		2,400	$2,588,539
Gov’t. Gtd. Notes, EMTN	2.375		06/04/25		12,400	13,374,117
Ghana Government International Bond (Ghana),
Sr. Unsec’d. Notes, 144A	6.375		02/11/27		41,600	38,689,368
Hellenic Republic Government Bond (Greece),
Bonds	3.650	(cc)	02/24/23	EUR	14,883	18,711,190
Bonds	3.650	(cc)	02/24/24	EUR	6,776	8,801,430
Bonds	3.650	(cc)	02/24/25	EUR	10,187	13,531,562
Bonds	3.650	(cc)	02/24/26	EUR	37,022	50,388,194
Bonds	3.650	(cc)	02/24/27	EUR	22,236	30,922,400
Bonds	3.650	(cc)	02/24/28	EUR	33,676	47,649,290
Bonds	3.650	(cc)	02/24/29	EUR	13,664	19,638,209
Bonds	3.650	(cc)	02/24/30	EUR	28,180	41,010,951
Bonds	3.650	(cc)	02/24/31	EUR	8,968	13,238,385
Bonds	3.650	(cc)	02/24/32	EUR	9,198	13,827,789
Bonds	3.650	(cc)	02/24/33	EUR	16,796	25,580,960
Bonds	3.650	(cc)	02/24/34	EUR	7,238	11,146,583
Bonds	3.650	(cc)	02/24/35	EUR	7,150	11,130,489
Bonds	3.650	(cc)	02/24/36	EUR	15,866	24,966,786
Bonds	3.650	(cc)	02/24/37	EUR	10,388	16,532,821
Bonds	3.650	(cc)	02/24/38	EUR	11,524	18,401,153
Bonds	3.650	(cc)	02/24/39	EUR	8,276	13,439,962
Bonds	3.650	(cc)	02/24/40	EUR	6,088	9,947,924
Bonds	3.650	(cc)	02/24/41	EUR	8,422	13,955,171
Bonds	3.650	(cc)	02/24/42	EUR	8,875	14,923,106
Sr. Unsec’d. Notes, 144A	4.375		08/01/22	EUR	97,000	121,463,790
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes	5.200		07/17/34	EUR	191,000	319,647,919
Sr. Unsec’d. Notes	6.140		04/14/28	EUR	132,800	209,237,400
Hong Kong Government International Bond (Hong Kong),
Sr. Unsec’d. Notes, 144A	2.500		05/28/24		22,500	23,672,991
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes	5.375		02/21/23		61,526	67,970,103
Sr. Unsec’d. Notes(a)	5.375		03/25/24		10,612	12,173,337
Sr. Unsec’d. Notes	5.750		11/22/23		66,762	76,585,565
Sr. Unsec’d. Notes	6.375		03/29/21		195,948	200,696,069
Iceland Government International Bond (Iceland),
Sr. Unsec’d. Notes, EMTN	0.500		12/20/22	EUR	59,841	70,585,857
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	0.900		02/14/27	EUR	23,162	26,629,215

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Indonesia Government International Bond (Indonesia), (cont’d.)
Sr. Unsec’d. Notes	1.450%	09/18/26	EUR	13,515	$16,100,101
Sr. Unsec’d. Notes	1.750	04/24/25	EUR	290	351,168
Sr. Unsec’d. Notes	3.375	07/30/25	EUR	55,614	72,241,697
Sr. Unsec’d. Notes	7.750	01/17/38		3,000	4,616,468
Sr. Unsec’d. Notes, 144A	7.750	01/17/38		2,500	3,847,056
Sr. Unsec’d. Notes, EMTN	2.150	07/18/24	EUR	1,750	2,150,235
Sr. Unsec’d. Notes, EMTN	2.625	06/14/23	EUR	34,000	41,874,991
Sr. Unsec’d. Notes, EMTN	2.875	07/08/21	EUR	87,100	103,276,707
Sr. Unsec’d. Notes, EMTN	3.750	06/14/28	EUR	29,251	39,974,710
Iraq International Bond (Iraq),
Sr. Unsec’d. Notes	6.752	03/09/23		9,216	8,571,462
Sr. Unsec’d. Notes, 144A	5.800	01/15/28		2,578	2,218,772
Sr. Unsec’d. Notes, 144A	6.752	03/09/23		16,583	15,423,237
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes	2.875	03/16/26		2,000	2,200,932
Sr. Unsec’d. Notes(a)	3.150	06/30/23		10,000	10,704,596
Sr. Unsec’d. Notes	4.000	06/30/22		11,700	12,387,085
Sr. Unsec’d. Notes, EMTN	2.875	01/29/24	EUR	55,250	70,503,666
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes, 144A	5.125	06/15/25	EUR	7,375	8,934,414
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes	1.500	07/21/21		28,910	29,152,498
Gov’t. Gtd. Notes	1.875	04/20/21		4,165	4,194,486
Gov’t. Gtd. Notes	2.000	11/04/21		3,200	3,252,840
Gov’t. Gtd. Notes	2.125	02/10/25		15,000	15,913,187
Gov’t. Gtd. Notes	2.375	11/16/22		850	884,390
Gov’t. Gtd. Notes	2.500	06/01/22		31,500	32,556,616
Gov’t. Gtd. Notes	2.500	05/23/24		7,800	8,346,321
Gov’t. Gtd. Notes	3.375	07/31/23		2,800	3,024,489
Gov’t. Gtd. Notes	3.375	10/31/23		5,600	6,082,213
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A	3.375	09/27/23		12,000	12,963,440
Sr. Unsec’d. Notes, 144A, MTN	1.750	09/05/24		17,200	17,917,843
Sr. Unsec’d. Notes, 144A, MTN	2.125	04/13/21		4,200	4,231,142
Sr. Unsec’d. Notes, 144A, MTN	2.125	10/25/23		21,000	21,946,275
Sr. Unsec’d. Notes, 144A, MTN(a)	2.375	02/13/25		44,000	46,996,911
Sr. Unsec’d. Notes, 144A, MTN	2.625	04/20/22		8,600	8,869,190
Sr. Unsec’d. Notes, 144A, MTN	3.000	03/12/24		4,000	4,315,949
Sr. Unsec’d. Notes, EMTN	2.125	02/12/21		4,200	4,219,553
Sr. Unsec’d. Notes, EMTN	2.125	04/13/21		6,276	6,322,535
Sr. Unsec’d. Notes, EMTN	2.125	10/25/23		14,400	15,048,874
Sr. Unsec’d. Notes, GMTN	3.250	05/02/24		43,000	46,356,956

See Notes to Financial Statements.

PGIM Total Return Bond Fund    117

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Kingdom of Belgium Government International Bond (Belgium),
Notes, 144A	8.875%		12/01/24		6,830	$8,916,545
Unsec’d. Notes, EMTN	5.700		05/28/32	GBP	3,400	6,672,330
Korea International Bond (South Korea),
Sr. Unsec’d. Notes	2.125		06/10/24	EUR	25,900	32,797,445
Kuwait International Government Bond (Kuwait),
Sr. Unsec’d. Notes	2.750		03/20/22		102,000	104,682,281
Latvia Government International Bond (Latvia),
Sr. Unsec’d. Notes	5.250		06/16/21		28,119	28,927,514
Sr. Unsec’d. Notes, EMTN	2.625		01/21/21	EUR	600	703,273
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes	6.125		03/09/21		125,088	127,647,991
Sr. Unsec’d. Notes	6.625		02/01/22		195,634	210,716,926
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes	3.750		03/16/25		3,700	4,054,125
Sr. Unsec’d. Notes	9.375		01/16/23		10,800	12,606,719
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes	3.750		03/01/30	EUR	36,700	53,216,035
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes	9.500		02/02/30		3,500	5,729,422
Portugal Government International Bond (Portugal),
Sr. Unsec’d. Notes, EMTN	5.125		10/15/24		669,380	782,017,938
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, 6 Month EURIBOR + 2.050% (Cap N/A, Floor 2.050%)	2.050	(c)	08/12/21	EUR	3,800	4,509,946
Province of Alberta (Canada),
Sr. Unsec’d. Notes	2.200		07/26/22		6,355	6,557,032
Sr. Unsec’d. Notes	3.300		03/15/28		39,270	45,167,462
Sr. Unsec’d. Notes, EMTN	1.000		11/15/21	GBP	1,700	2,219,670
Province of British Columbia (Canada),
Bonds	7.250		09/01/36		16,530	28,169,016
Sr. Unsec’d. Notes, Series B(a)	6.500		01/15/26		24,696	31,706,708
Province of Manitoba (Canada),
Sr. Unsec’d. Notes	2.125		05/04/22		9,555	9,812,289
Sr. Unsec’d. Notes	2.125		06/22/26		2,700	2,893,997
Sr. Unsec’d. Notes, Series GX	2.600		04/16/24		3,120	3,342,368
Province of Nova Scotia (Canada),
Debentures	8.250		07/30/22		6,400	7,244,292
Debentures	8.750		04/01/22		1,990	2,206,427
Province of Ontario (Canada),
Sr. Unsec’d. Notes(a)	3.400		10/17/23		10,690	11,628,365

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Province of Quebec (Canada),
Debentures, Series NJ	7.500%		07/15/23		705	$833,969
Debentures, Series NN	7.125		02/09/24		4,390	5,313,134
Sr. Unsec’d. Notes, Series PD	7.500		09/15/29		5,020	7,597,989
Unsec’d. Notes, MTN	6.350		01/30/26		3,683	4,680,437
Unsec’d. Notes, MTN	7.140		02/27/26		6,050	7,949,913
Unsec’d. Notes, MTN	7.295		07/22/26		474	637,264
Unsec’d. Notes, MTN	7.365		03/06/26		82	108,748
Unsec’d. Notes, MTN	7.380		04/09/26		100	133,918
Unsec’d. Notes, Series A, MTN	7.485		03/02/26		11,700	15,561,100
Province of Saskatchewan (Canada), Debentures	8.500		07/15/22		6,055	6,855,295
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A	6.500		02/15/23		12,615	4,088,657
Sr. Unsec’d. Notes, 144A(a)	9.950		06/09/21		20,590	6,751,229
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes	4.500		01/20/22		10,000	10,454,012
Sr. Unsec’d. Notes	6.400		01/20/40		1,950	2,998,145
Sr. Unsec’d. Notes, 144A	4.817		03/14/49		13,010	17,275,112
Sr. Unsec’d. Notes, 144A	5.103		04/23/48		10,705	14,724,459
Repubic of Italy Government International Bond Strips Coupon (Italy),
Sr. Unsec’d. Notes	1.737	(s)	02/20/31	EUR	14,400	15,262,943
Republic of Austria Government International Bond (Austria),
Sr. Unsec’d. Notes, 6 Month EURIBOR + 0.250% (Cap N/A, Floor 0.000%)	0.022	(c)	06/22/22	EUR	2,231	2,577,635
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes	2.375		10/17/24		132,280	138,461,274
Sr. Unsec’d. Notes	2.875		10/17/29		145,100	149,804,351
Sr. Unsec’d. Notes	4.000		10/17/49		4,500	4,843,336
Sr. Unsec’d. Notes(a)	6.875		09/27/23		182,632	212,544,353
Sr. Unsec’d. Notes, EMTN	3.444		12/31/24	EUR	20,265	24,243,369
Sr. Unsec’d. Notes, EMTN	6.000		08/04/28	GBP	109,380	182,139,754
Sr. Unsec’d. Notes, MTN	5.375		06/15/33		73,614	93,470,662
Republic of Italy Government International Bond Strips Coupon (Italy),
Sr. Unsec’d. Notes	3.486	(s)	03/27/23		4,000	3,905,022
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes(a)	3.000		03/17/23		10,000	10,604,531
Sr. Unsec’d. Notes(a)	5.000		03/23/22		29,643	31,616,679
Sr. Unsec’d. Notes	5.125		04/21/21		15,005	15,342,508

See Notes to Financial Statements.

PGIM Total Return Bond Fund    119

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes	3.750%	07/24/26	EUR	600	$725,477
Sr. Unsec’d. Notes, EMTN	3.800	09/07/21	JPY	1,600,000	15,566,627
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A	5.125	06/15/48		5,000	6,018,781
Sr. Unsec’d. Notes, 144A, MTN	2.375	04/19/27	EUR	6,600	8,236,206
Sr. Unsec’d. Notes, 144A, MTN	3.875	10/29/35	EUR	26,965	36,469,479
Sr. Unsec’d. Notes, 144A, MTN	4.625	04/03/49	EUR	7,339	10,603,203
Sr. Unsec’d. Notes, 144A, MTN	4.875	01/22/24		2,044	2,269,899
Sr. Unsec’d. Notes, EMTN	3.875	10/29/35	EUR	21,800	29,483,948
Sr. Unsec’d. Notes, EMTN	4.125	03/11/39	EUR	21,690	29,836,789
Sr. Unsec’d. Notes, EMTN	4.375	08/22/23		43,320	47,185,027
Sr. Unsec’d. Notes, EMTN	4.625	04/03/49	EUR	900	1,300,297
Sr. Unsec’d. Notes, EMTN	6.750	02/07/22		106,090	114,045,411
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN	4.000	04/17/25		18,785	20,840,999
Sr. Unsec’d. Notes, EMTN	2.375	10/26/21		1,000	1,014,990
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes	7.250	09/28/21		251,861	266,038,460
Sr. Unsec’d. Notes, 144A	7.250	09/28/21		2,800	2,957,614
Slovakia Government International Bond (Slovakia),
Sr. Unsec’d. Notes	4.375	05/21/22		34,624	36,892,531
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes	5.250	02/18/24		266,421	306,897,730
Sr. Unsec’d. Notes	5.500	10/26/22		1,600	1,761,239
Spain Government International Bond (Spain),
Sr. Unsec’d. Notes, EMTN	5.010	11/21/44		7,800	9,453,197
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes	5.875	07/25/22		10,940	6,847,006
Svensk Exportkredit AB (Sweden),
Sr. Unsec’d. Notes, EMTN	1.375	12/15/23	GBP	4,000	5,360,286
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes	2.000	05/17/21		15,530	15,659,092
Sr. Unsec’d. Notes	2.500	06/08/22		2,000	2,062,568
Sr. Unsec’d. Notes, 144A	2.000	05/17/21		13,300	13,410,556
Sr. Unsec’d. Notes, 144A	2.500	06/08/22		3,600	3,712,622
Sr. Unsec’d. Notes, 144A	2.625	05/29/24		11,100	11,883,578
Sr. Unsec’d. Notes, 144A	3.250	06/01/23		6,200	6,620,836
Transport for London (United Kingdom),
Sr. Unsec’d. Notes, EMTN	2.250	08/09/22	GBP	1,000	1,335,541

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Transport for London (United Kingdom), (cont’d.)
Sr. Unsec’d. Notes, EMTN	5.000%		03/31/35	GBP	89,400	$158,569,028
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes	5.625		03/30/21		19,910	19,959,586
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes	7.750		09/01/21		14,785	15,229,547
Sr. Unsec’d. Notes	7.750		09/01/23		4,000	4,160,503
Sr. Unsec’d. Notes	8.994		02/01/24		4,635	4,947,916
Sr. Unsec’d. Notes, 144A	4.375		01/27/30	EUR	58,755	57,329,276
Sr. Unsec’d. Notes, 144A	7.750		09/01/21		420	432,628
Sr. Unsec’d. Notes, 144A(a)	7.750		09/01/22		58,190	60,665,770
Sr. Unsec’d. Notes, 144A	7.750		09/01/23		10,000	10,401,257
Sr. Unsec’d. Notes, 144A	8.994		02/01/24		10,360	11,059,419
Sr. Unsec’d. Notes, 144A	9.750		11/01/28		23,600	25,736,459
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes(a)	4.975		04/20/55		9,466	12,518,595
Wakala Global Sukuk Bhd (Malaysia),
Sr. Unsec’d. Notes	4.646		07/06/21		3,260	3,346,197

TOTAL SOVEREIGN BONDS (cost $6,800,892,152)						7,259,026,562

U.S. GOVERNMENT AGENCY OBLIGATIONS 1.4%
Fannie Mae Strips Interest	1.747	(s)	01/15/29		1,459	1,299,252
Fannie Mae Strips Interest	1.758	(s)	08/06/38		621	412,614
Fannie Mae Strips Interest	1.995	(s)	11/15/26		176	163,811
Fannie Mae Strips Interest	2.408	(s)	05/15/27		18,064	16,581,267
Fannie Mae Strips Interest	2.967	(s)	05/15/30		1,613	1,353,448
Fannie Mae Strips Interest	3.010	(s)	11/15/29		237	205,627
Fannie Mae Strips Interest	3.017	(s)	07/15/30		1,355	1,132,367
Fannie Mae Strips Interest	3.045	(s)	11/15/30		170	142,975
Fannie Mae Strips Interest	3.052	(s)	07/15/29		4,091	3,571,344
Fannie Mae Strips Interest	3.064	(s)	11/15/27		360	327,004
Fannie Mae Strips Interest, Debentures	1.819	(s)	02/07/26		1,002	943,477
Fannie Mae Strips Principal	1.797	(s)	01/15/30		10,597	9,330,935
Fannie Mae Strips Principal	3.521	(s)	07/15/37		7,295	5,049,193
Fannie Mae Strips Principal, MTN	2.062	(s)	10/08/27		20,275	19,134,519
Fannie Mae Strips Principal, MTN	2.502	(s)	03/23/28		8,456	7,817,094
Fannie Mae Strips Principal, MTN	3.186	(s)	05/15/30		9,041	7,916,658
Federal Farm Credit Bank	3.000		01/14/30		541	618,994
Federal Home Loan Bank	3.200		11/29/32		22,500	23,782,752
Federal Home Loan Bank	3.250		11/16/28		26,500	31,443,492
Federal Home Loan Mortgage Corp.	2.500		11/01/49		7,773	8,274,283
Federal Home Loan Mortgage Corp.	3.500		02/01/47		1,886	2,045,863
Federal Home Loan Mortgage Corp.	4.500		09/01/39		658	739,522

See Notes to Financial Statements.

PGIM Total Return Bond Fund    121

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	5.000%		01/01/39	64	$73,479
Federal Home Loan Mortgage Corp.	5.000		07/01/40	63	70,934
Federal Home Loan Mortgage Corp.	5.500		06/01/31	1	1,635
Federal Home Loan Mortgage Corp.	5.500		10/01/33	287	337,807
Federal Home Loan Mortgage Corp.	5.500		07/01/34	4	4,137
Federal Home Loan Mortgage Corp.	6.000		10/01/32	11	12,385
Federal Home Loan Mortgage Corp.	6.000		12/01/32	8	9,807
Federal Home Loan Mortgage Corp.	6.000		02/01/33	8	9,745
Federal Home Loan Mortgage Corp.	6.000		11/01/33	80	91,564
Federal Home Loan Mortgage Corp.	6.000		01/01/34	45	53,478
Federal Home Loan Mortgage Corp.	6.000		12/01/36	2	1,849
Federal Home Loan Mortgage Corp.(k)	6.250		07/15/32	49,948	77,117,308
Federal Home Loan Mortgage Corp.	6.500		07/01/32	1	1,181
Federal Home Loan Mortgage Corp.	6.500		07/01/32	2	2,145
Federal Home Loan Mortgage Corp.	6.500		08/01/32	2	2,027
Federal Home Loan Mortgage Corp.	6.500		08/01/32	3	2,831
Federal Home Loan Mortgage Corp.	6.500		08/01/32	3	4,002
Federal Home Loan Mortgage Corp.	6.500		08/01/32	4	4,555
Federal Home Loan Mortgage Corp.	6.500		09/01/32	19	21,204
Federal Home Loan Mortgage Corp.	6.500		11/01/33	24	27,975
Federal Home Loan Mortgage Corp.(k)	6.750		09/15/29	23,116	34,419,698
Federal Home Loan Mortgage Corp.(k)	6.750		03/15/31	52,373	80,587,577
Federal Home Loan Mortgage Corp.	7.000		09/01/32	28	29,448
Federal Home Loan Mortgage Corp.	8.500		08/01/24	1	1,531
Federal Home Loan Mortgage Corp.	8.500		11/01/24	1	785
Federal Home Loan Mortgage Corp., MTN	(3.936	)(s)	12/17/29	1,485	1,314,618
Federal Home Loan Mortgage Corp., MTN	(3.586	)(s)	12/14/29	4,500	3,946,663
Federal Home Loan Mortgage Corp., MTN	(2.295	)(s)	11/15/38	10,000	6,868,625
Federal Judiciary Office Building Trust	2.094	(s)	02/15/24	325	315,510
Federal Judiciary Office Building Trust, Notes	1.948	(s)	02/15/21	3	2,994
Federal Judiciary Office Building Trust, Notes	2.135	(s)	08/15/22	5	4,931
Federal National Mortgage Assoc.(k)	(4.021	)(s)	03/17/31	794	664,649
Federal National Mortgage Assoc.(k)	1.875		09/24/26	39,675	42,606,970
Federal National Mortgage Assoc.(k)	2.125		04/24/26	13,022	14,137,876
Federal National Mortgage Assoc., Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.400% (Cap 10.400%, Floor 1.400%)	2.420	(c)	09/01/40	13	13,516
Federal National Mortgage Assoc., Cost of Funds for the 11th District of San Francisco+ 1.250% (Cap 11.593%, Floor 2.952%)	3.063	(c)	05/01/36	8	8,149
Federal National Mortgage Assoc., Cost of Funds for the 11th District of San Francisco+ 1.251% (Cap 12.955%, Floor 3.073%)	3.363	(c)	05/01/36	3	3,615
Federal National Mortgage Assoc.	4.000		12/01/40	146	161,881

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc., Cost of Funds for the 11th District of San Francisco+ 1.250% (Cap 12.748%, Floor 4.473%)	4.495	%(c)	01/01/28		2		$1,745
Federal National Mortgage Assoc.	4.500		01/01/25		38		40,639
Federal National Mortgage Assoc.	4.500		02/01/33		6		7,023
Federal National Mortgage Assoc.	4.500		08/01/33		4		4,247
Federal National Mortgage Assoc.	4.500		08/01/40		7,940		8,927,420
Federal National Mortgage Assoc.	5.000		03/01/34		571		657,134
Federal National Mortgage Assoc.	5.375		12/07/28	GBP	11,098		19,534,325
Federal National Mortgage Assoc.	5.500		07/01/33		16		17,946
Federal National Mortgage Assoc.	5.500		08/01/33		—(r	)	415
Federal National Mortgage Assoc.	5.500		10/01/33		50		58,295
Federal National Mortgage Assoc.	5.500		11/01/33		8		8,826
Federal National Mortgage Assoc.	5.500		01/01/34		8		9,059
Federal National Mortgage Assoc.	5.500		04/01/34		4		5,140
Federal National Mortgage Assoc.	5.500		04/01/34		18		21,439
Federal National Mortgage Assoc.	5.500		04/01/34		71		81,470
Federal National Mortgage Assoc.	5.500		05/01/34		5		5,191
Federal National Mortgage Assoc.	5.500		05/01/34		23		26,942
Federal National Mortgage Assoc.	5.500		05/01/34		70		78,649
Federal National Mortgage Assoc.	5.500		03/01/35		1,007		1,182,790
Federal National Mortgage Assoc.	6.000		09/01/32		—(r	)	147
Federal National Mortgage Assoc.	6.000		11/01/32		3		3,786
Federal National Mortgage Assoc.	6.000		03/01/33		2		2,252
Federal National Mortgage Assoc.	6.000		10/01/33		4		4,116
Federal National Mortgage Assoc.	6.000		11/01/33		155		176,814
Federal National Mortgage Assoc.	6.000		02/01/34		125		148,036
Federal National Mortgage Assoc.	6.000		11/01/34		22		25,620
Federal National Mortgage Assoc.	6.000		11/01/34		40		47,176
Federal National Mortgage Assoc.	6.000		01/01/35		41		45,198
Federal National Mortgage Assoc.	6.000		04/01/36		1		1,487
Federal National Mortgage Assoc.	6.000		04/01/36		5		5,810
Federal National Mortgage Assoc.	6.000		04/01/36		9		10,545
Federal National Mortgage Assoc.	6.000		06/01/37		15		17,236
Federal National Mortgage Assoc.(k)	6.250		05/15/29		23,685		33,801,177
Federal National Mortgage Assoc.	6.500		09/01/21		1		772
Federal National Mortgage Assoc.	6.500		07/01/32		10		11,339
Federal National Mortgage Assoc.	6.500		08/01/32		10		10,866
Federal National Mortgage Assoc.	6.500		09/01/32		1		1,131
Federal National Mortgage Assoc.	6.500		09/01/32		33		38,390
Federal National Mortgage Assoc.	6.500		09/01/32		34		39,545
Federal National Mortgage Assoc.	6.500		09/01/32		51		60,544
Federal National Mortgage Assoc.	6.500		10/01/32		27		31,465
Federal National Mortgage Assoc.	6.500		04/01/33		41		46,764
Federal National Mortgage Assoc.(k)	6.625		11/15/30		56,974		86,077,949

See Notes to Financial Statements.

PGIM Total Return Bond Fund    123

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	7.000%		05/01/32	17		$18,512
Federal National Mortgage Assoc.	7.000		06/01/32	8		9,154
Federal National Mortgage Assoc.(k)	7.125		01/15/30	7,255		11,089,708
FHLMC Strips Coupon	1.314	(s)	03/15/28	2,843		2,561,949
FHLMC Strips Coupon	1.346	(s)	01/15/31	1,000		855,359
FHLMC Strips Coupon	1.357	(s)	09/15/28	4,955		4,373,059
FHLMC Strips Coupon	1.374	(s)	03/15/31	5,300		4,536,959
FHLMC Strips Coupon	1.386	(s)	07/15/31	1,700		1,434,163
FHLMC Strips Coupon	1.747	(s)	01/15/29	3,000		2,705,929
FHLMC Strips Coupon	2.492	(s)	01/15/32	1,763		1,461,571
FHLMC Strips Coupon	2.744	(s)	07/15/32	1,860		1,515,067
FHLMC Strips Coupon	2.855	(s)	01/15/21	6,207		6,196,292
FHLMC Strips Coupon	2.860	(s)	03/15/21	176		175,436
FHLMC Strips Principal	1.977	(s)	07/15/32	9,085		7,499,815
Government National Mortgage Assoc.	3.000		01/15/45	111		117,671
Government National Mortgage Assoc.	3.000		03/15/45	32		32,835
Government National Mortgage Assoc.	3.000		03/15/45	220		228,722
Government National Mortgage Assoc.	3.500		10/15/40	263		282,880
Government National Mortgage Assoc.	3.500		12/20/47	12,031		12,825,625
Government National Mortgage Assoc.	4.000		11/20/48	1,173		1,258,977
Government National Mortgage Assoc.	4.500		02/20/41	1,823		2,054,951
Government National Mortgage Assoc.	5.000		08/20/39	562		638,562
Government National Mortgage Assoc.	6.000		01/15/33	21		22,863
Government National Mortgage Assoc.	6.000		03/15/33	5		5,565
Government National Mortgage Assoc.	6.000		05/15/33	6		6,531
Government National Mortgage Assoc.	6.000		06/15/33	5		5,537
Government National Mortgage Assoc.	6.000		12/15/33	15		16,663
Government National Mortgage Assoc.	6.500		09/15/32	34		38,627
Government National Mortgage Assoc.	6.500		09/15/32	63		71,742
Government National Mortgage Assoc.	6.500		11/15/33	36		41,324
Government National Mortgage Assoc.	6.500		11/15/33	136		150,192
Government National Mortgage Assoc.	6.500		07/15/38	1		1,514
Government National Mortgage Assoc.	8.000		08/20/31	—(r	)	187
Government National Mortgage Assoc.	8.500		06/15/30	—(r	)	193
Government National Mortgage Assoc.	8.500		08/20/30	2		2,219
Indonesia Government AID Bond, U.S. Gov’t. Gtd. Notes	6.650		07/15/29	15,245		18,970,391
Israel Government, USAID Bond, U.S. Gov’t. Gtd. Notes	2.283	(s)	08/15/26	4,470		4,305,285
Israel Government, USAID Bond, U.S. Gov’t. Gtd. Notes	3.005	(s)	02/15/21	1,500		1,496,064
Israel Government, USAID Bond, U.S. Gov’t. Gtd. Notes	5.500		09/18/33	21,469		31,473,104
New Valley Generation IV, Pass-Through Certificates	4.687		01/15/22	243		246,363
New Valley Generation V, Pass-Through Certificates	4.929		01/15/21	486		491,030

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Overseas Private Investment Corp., U.S. Gov’t. Gtd. Notes	0.000	%(s)	07/17/25		7,400	$8,531,394
Overseas Private Investment Corp., U.S. Gov’t. Gtd. Notes	0.000	(s)	07/17/25		26,664	28,789,143
Overseas Private Investment Corp., U.S. Gov’t. Gtd. Notes	0.000	(s)	01/24/29		16,600	17,815,870
Overseas Private Investment Corp., U.S. Gov’t. Gtd. Notes	2.090		05/15/28		2,296	2,399,607
Overseas Private Investment Corp., U.S. Gov’t. Gtd. Notes	3.000		10/05/34		6,659	7,526,338
Overseas Private Investment Corp., U.S. Gov’t. Gtd. Notes	3.190		10/05/34		2,854	3,270,953
Overseas Private Investment Corp., U.S. Gov’t. Gtd. Notes	3.490		12/20/29		154	172,721
Overseas Private Investment Corp., U.S. Gov’t. Gtd. Notes	3.820		12/20/32		102	119,953
Resolution Funding Corp., Unsec’d. Notes	8.625		01/15/30		429	701,138
Resolution Funding Corp., Strips Interest, Bonds	1.970	(s)	01/15/29		300	268,100
Resolution Funding Corp., Strips Interest, Bonds	2.250	(s)	04/15/28		19,575	17,788,871
Resolution Funding Corp., Strips Interest, Bonds	2.450	(s)	01/15/30		1,517	1,337,401
Resolution Funding Corp., Strips Interest, Bonds	2.939	(s)	01/15/28		9,455	8,856,242
Resolution Funding Corp., Strips Interest, Bonds	3.463	(s)	04/15/30		20,677	18,009,238
Resolution Funding Corp., Strips Interest, Bonds, PO	1.394	(s)	01/15/30		3,889	3,433,933
Tennessee Valley Authority, Sr. Unsec’d. Notes	2.875		02/01/27		5,675	6,383,397
Tennessee Valley Authority, Sr. Unsec’d. Notes	5.350		06/07/21	GBP	2,000	2,668,883
Tennessee Valley Authority, Sr. Unsec’d. Notes	5.980		04/01/36		790	1,222,679
Tennessee Valley Authority, Sr. Unsec’d. Notes	6.750		11/01/25		2,459	3,193,128
Tennessee Valley Authority Generic Strips, Bonds	0.983	(s)	01/15/26		322	304,405
Tennessee Valley Authority Generic Strips, Bonds	1.886	(s)	09/15/39		575	354,956
Tennessee Valley Authority Generic Strips, Bonds	2.338	(s)	09/15/27		2,037	1,853,122
Tennessee Valley Authority Generic Strips, Bonds	2.698	(s)	06/15/29		1,400	1,218,735
Tennessee Valley Authority Strips Principal, Bonds	2.827	(s)	11/01/25		110	104,764
Tennessee Valley Authority Strips Principal, Bonds	2.950	(s)	05/01/30		15,733	13,341,144
Tennessee Valley Authority Strips Principal, Bonds	3.874	(s)	06/15/35		1,300	917,934
Tennessee Valley Authority Strips Principal, Unsec’d. Notes	2.937	(s)	09/15/24		1,999	1,936,608
United States International Development Finance Corp., U.S. Gov’t. Gtd. Notes	3.370		10/05/34		6,771	7,876,232

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $770,913,749)						836,117,914

U.S. TREASURY OBLIGATIONS 6.7%
U.S. Treasury Bonds(a)	1.250		05/15/50		81,845	73,865,112
U.S. Treasury Bonds(a)(k)	2.000		02/15/50		25,705	27,813,613

See Notes to Financial Statements.

PGIM Total Return Bond Fund    125

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Bonds(k)	2.500%		02/15/45	20,920	$24,881,725
U.S. Treasury Bonds(k)	2.750		11/15/47	18,280	22,878,563
U.S. Treasury Bonds(a)(k)	2.875		05/15/43	224,145	283,368,312
U.S. Treasury Bonds(k)	2.875		08/15/45	5,405	6,861,816
U.S. Treasury Bonds(a)	3.000		11/15/44	55,280	71,458,038
U.S. Treasury Bonds	3.000		05/15/45	600	776,625
U.S. Treasury Bonds	3.000		02/15/47	3,705	4,834,446
U.S. Treasury Bonds(a)	3.000		05/15/47	26,180	34,201,716
U.S. Treasury Bonds(a)(h)(k)	3.125		02/15/43	166,205	218,092,123
U.S. Treasury Bonds(a)(h)(k)	3.375		05/15/44	891,235	1,218,206,841
U.S. Treasury Bonds(a)(k)	3.625		08/15/43	102,080	144,188,000
U.S. Treasury Bonds(a)	3.625		02/15/44	120,000	169,893,750
U.S. Treasury Bonds(a)(k)	3.750		11/15/43	130,515	187,880,421
U.S. Treasury Notes	0.125		05/15/23	7,350	7,340,238
U.S. Treasury Notes	0.125		07/15/23	1,055	1,053,187
U.S. Treasury Notes(a)	0.250		09/30/25	73,370	72,911,438
U.S. Treasury Notes	0.375		09/30/27	10,365	10,183,613
U.S. Treasury Notes	0.500		05/31/27	6,750	6,706,758
U.S. Treasury Notes(a)	0.500		06/30/27	74,185	73,651,795
U.S. Treasury Notes(a)	0.625		08/15/30	67,975	66,381,836
U.S. Treasury Notes(a)	1.125		02/28/22	26,805	27,153,674
U.S. Treasury Notes(k)	1.750		05/15/23	47,750	49,648,809
U.S. Treasury Notes(k)	1.750		12/31/24	9,885	10,475,011
U.S. Treasury Notes	2.000		02/15/25	5,165	5,534,620
U.S. Treasury Notes(a)	2.000		08/15/25	34,030	36,659,349
U.S. Treasury Notes(a)(k)	2.125		11/30/23	40,000	42,356,250
U.S. Treasury Notes	2.125		07/31/24	2,440	2,609,275
U.S. Treasury Notes(a)(k)	2.125		05/15/25	114,820	124,014,571
U.S. Treasury Notes(a)	2.250		11/15/24	18,100	19,518,305
U.S. Treasury Notes(a)	2.250		11/15/25	17,355	18,960,338
U.S. Treasury Notes	2.250		11/15/27	1,605	1,782,804
U.S. Treasury Notes(a)	2.375		08/15/24	50,680	54,702,725
U.S. Treasury Notes(a)(k)	2.500		05/15/24	69,160	74,638,769
U.S. Treasury Notes(k)	2.875		05/15/28	2,690	3,122,081
U.S. Treasury Strips Coupon	1.020	(s)	05/15/33	10,320	8,829,244
U.S. Treasury Strips Coupon	1.123	(s)	05/15/36	13,835	11,157,711
U.S. Treasury Strips Coupon	1.450	(s)	08/15/42	13,055	9,179,807
U.S. Treasury Strips Coupon	1.565	(s)	11/15/41	35,820	25,616,897
U.S. Treasury Strips Coupon(k)	1.664	(s)	11/15/30	23,650	21,299,781
U.S. Treasury Strips Coupon(a)(k)	1.820	(s)	08/15/27	50,000	47,576,172
U.S. Treasury Strips Coupon(k)	1.872	(s)	05/15/31	13,800	12,279,844
U.S. Treasury Strips Coupon(k)	1.960	(s)	02/15/32	40,000	35,104,688
U.S. Treasury Strips Coupon(k)	2.010	(s)	11/15/29	20,000	18,356,250
U.S. Treasury Strips Coupon(a)(k)	2.056	(s)	11/15/38	69,525	53,230,078
U.S. Treasury Strips Coupon(a)(h)(k)	2.059	(s)	02/15/39	220,490	167,779,109

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Strips Coupon(k)	2.089	%(s)	11/15/35	19,135	$15,592,035
U.S. Treasury Strips Coupon(k)	2.132	(s)	11/15/28	17,440	16,273,019
U.S. Treasury Strips Coupon(k)	2.162	(s)	05/15/29	42,370	39,231,972
U.S. Treasury Strips Coupon(a)(k)	2.172	(s)	05/15/39	206,540	156,203,942
U.S. Treasury Strips Coupon(k)	2.251	(s)	08/15/40	27,600	20,302,172
U.S. Treasury Strips Coupon(k)	2.346	(s)	11/15/40	4,545	3,325,129
U.S. Treasury Strips Coupon(a)	2.394	(s)	11/15/43	124,950	85,278,375
U.S. Treasury Strips Coupon	2.405	(s)	08/15/44	35,000	23,450,000
U.S. Treasury Strips Coupon(k)	2.602	(s)	11/15/26	30,700	29,540,355
U.S. Treasury Strips Principal(a)	2.237	(s)	11/15/44	62,535	42,252,652

TOTAL U.S. TREASURY OBLIGATIONS (cost $3,960,197,252)					4,040,465,779

				Shares

COMMON STOCKS 0.0%

Entertainment 0.0%
AMC Entertainment Holdings, Inc. (Class A Stock)				327,550	773,018

Oil, Gas & Consumable Fuels 0.0%
Frontera Energy Corp. (Colombia)				146,034	233,654

TOTAL COMMON STOCKS (cost $2,959,837)					1,006,672

EXCHANGE-TRADED FUNDS 0.1%
iShares iBoxx $ Investment Grade Corporate Bond ETF				195,000	26,077,350
iShares iBoxx High Yield Corporate Bond ETF				58,344	4,893,895

TOTAL EXCHANGE-TRADED FUNDS (cost $29,667,219)					30,971,245

PREFERRED STOCKS 0.0%

Banks 0.0%
Citigroup Capital XIII, 6.586%, Maturity Date 10/30/2040				22,000	602,800

See Notes to Financial Statements.

PGIM Total Return Bond Fund    127

Schedule of Investments  (continued)

as of October 31, 2020

Description	Shares	Value

PREFERRED STOCKS (Continued)

Capital Markets 0.0%
State Street Corp., 5.350%, Series G(a)	315,000	$8,933,400

TOTAL PREFERRED STOCKS (cost $8,425,000)		9,536,200

TOTAL LONG-TERM INVESTMENTS (cost $56,703,589,557)		58,818,127,478

SHORT-TERM INVESTMENTS 11.1%

AFFILIATED MUTUAL FUNDS 11.1%
PGIM Core Short-Term Bond Fund(w)	70,304,525	647,504,673
PGIM Core Ultra Short Bond Fund(w)	1,263,838,708	1,263,838,708
PGIM Institutional Money Market Fund (cost $4,820,413,988; includes $4,819,452,087 of cash collateral for securities on loan)(b)(w)	4,824,295,082	4,822,847,793

TOTAL AFFILIATED MUTUAL FUNDS (cost $6,726,125,158)		6,734,191,174

OPTIONS PURCHASED*~ 0.0% (cost $0)		33,026,969

TOTAL SHORT-TERM INVESTMENTS (cost $6,726,125,158)		6,767,218,143

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 107.9% (cost $63,429,714,715)		65,585,345,621

OPTIONS WRITTEN*~ (0.0)% (premiums received $4,638,083)		(268,978)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 107.9% (cost $63,425,076,632)		65,585,076,643
Liabilities in excess of other assets(z) (7.9)%		(4,811,185,180)

NET ASSETS 100.0%		$60,773,891,463

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

See Notes to Financial Statements.

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

ABS—Asset-Backed Security

Aces—Alternative Credit Enhancements Securities

AID—Agency for International Development

BABs—Build America Bonds

BBR—New Zealand Bank Bill Rate

BBSW—Australian Bank Bill Swap Reference Rate

bps—Basis Points

BROIS—Brazil Overnight Index Swap

BUBOR—Budapest Interbank Offered Rate

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CMBS—Collateralized Mortgage-Backed Security

CMBX—Commercial Mortgage-Backed Index

CME—Chicago Mercantile Exchange

CMS—Constant Maturity Swap

CMT—Constant Maturity Treasury

COOIS—Colombia Overnight Interbank Reference Rate

EMTN—Euro Medium Term Note

EONIA—Euro Overnight Index Average

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

FREMF—Freddie Mac Mortgage Trust

GMTN—Global Medium Term Note

See Notes to Financial Statements.

PGIM Total Return Bond Fund    129

Schedule of Investments  (continued)

as of October 31, 2020

iBoxx—Bond Market Indices

ICE—Intercontinental Exchange

IO—Interest Only (Principal amount represents notional)

iTraxx—International Credit Derivative Index

JIBAR—Johannesburg Interbank Agreed Rate

L2—Level 2

L3—Level 3

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

PO—Principal Only

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

REMICS—Real Estate Mortgage Investment Conduit Security

S—Semiannual payment frequency for swaps

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

Strips—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

USAID—United States Agency for International Development

USOIS—United States Overnight Index Swap

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $823,376,488 and 1.4% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $4,712,956,947; cash collateral of $4,819,452,087 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2020.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)	Indicates a restricted security; the aggregate original cost of such securities is $330,281,186. The aggregate value of $318,565,974 is 0.5% of net assets.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(p)	Interest rate not available as of October 31, 2020.
(r)	Principal or notional amount is less than $500 par.
(rr)	Perpetual security with no stated maturity date.

See Notes to Financial Statements.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	231,722	$ 6,632,357
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	451,251	12,924,120
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	457,600	13,470,492

Total Options Purchased (cost $0)							$33,026,969

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Azerbaijan Contingent CAP	Call	Deutsche Bank AG	12/22/32	6.86%	—	448,300	$(184,999)
Lebanese Republic, 8.25%, 04/12/21^	Put	Deutsche Bank AG	01/29/21	$ 76.00	—	50,000	(32,730)

Total OTC Traded (premiums received $3,900,650)							$(217,729)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.33.V1, 12/20/24	Put	Goldman Sachs International	12/16/20	2.50%	1.00%(Q)	CDX.NA.IG .33.V1(Q)	500,000	$ (47,880)
iTraxx.EUR.32.V1, 12/20/24	Put	Goldman Sachs International	12/16/20	2.50%	1.00%(Q)	iTraxx.EUR .32.V1(Q)	EUR 500,000	(3,369)

Total OTC Swaptions (premiums received $737,433)								$ (51,249)

Total Options Written (premiums received $4,638,083)								$(268,978)

Futures contracts outstanding at October 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
45,118	5 Year U.S. Treasury Notes	Dec. 2020	$5,666,891,184	$(12,103,452)
7,147	10 Year U.S. Ultra Treasury Notes	Dec. 2020	1,124,089,094	(19,804,799)

See Notes to Financial Statements.

PGIM Total Return Bond Fund    131

Schedule of Investments  (continued)

as of October 31, 2020

Futures contracts outstanding at October 31, 2020 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (cont’d):
29,142	20 Year U.S. Treasury Bonds	Dec. 2020	$5,026,084,313	$(105,136,321)
15,562	30 Year U.S. Ultra Treasury Bonds	Dec. 2020	3,345,830,000	(130,221,239)

				(267,265,811)

Short Positions:
526	3 Month CME SOFR	Jun. 2022	131,453,975	58,537
35	3 Month SONIA Index	Jun. 2022	11,345,827	5,599
92,006	2 Year U.S. Treasury Notes	Dec. 2020	20,318,950,063	2,352,216
9,280	5 Year Euro-Bobl	Dec. 2020	1,468,476,438	(8,327,393)
10,707	10 Year Euro-Bund	Dec. 2020	2,196,574,215	(35,051,791)
43,328	10 Year U.S. Treasury Notes	Dec. 2020	5,988,742,000	45,537,508
100	30 Day Federal Funds	Jan. 2022	39,982,000	21,846
299	30 Day Federal Funds	Feb. 2022	119,546,180	89,240
580	30 Day Federal Funds	Mar. 2022	231,907,200	157,307
305	30 Day Federal Funds	Apr. 2022	121,951,200	89,250
1	30 Day Federal Funds	May 2022	399,840	318
7,543	Euro Schatz Index	Dec. 2020	987,999,958	(1,571,634)

				3,361,003

				$(263,904,808)

Forward foreign currency exchange contracts outstanding at October 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 11/04/20	JPMorgan Chase Bank, N.A.	BRL	296,877	$53,798,085	$51,725,307	$—	$(2,072,778)
Canadian Dollar,
Expiring 01/20/21	BNP Paribas S.A.	CAD	14,850	11,294,000	11,150,404	—	(143,596)
Expiring 01/20/21	Citibank, N.A.	CAD	14,492	11,059,000	10,881,589	—	(177,411)
Expiring 01/20/21	HSBC Bank USA, N.A.	CAD	25,133	19,141,000	18,872,340	—	(268,660)
Expiring 01/20/21	JPMorgan Chase Bank, N.A.	CAD	14,974	11,396,000	11,244,057	—	(151,943)
Expiring 01/20/21	Morgan Stanley & Co. International PLC	CAD	47,441	36,148,192	35,622,853	—	(525,339)
Chilean Peso,
Expiring 12/16/20	Citibank, N.A.	CLP	13,273,821	16,712,397	17,163,662	451,265	—
Expiring 12/16/20	Citibank, N.A.	CLP	6,505,431	8,430,000	8,411,822	—	(18,178)

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chilean Peso (cont’d.),
Expiring 12/16/20	Citibank, N.A.	CLP	5,329,353	$7,010,000	$6,891,098	$—	$(118,902)
Expiring 12/16/20	Citibank, N.A.	CLP	4,789,349	6,295,000	6,192,849	—	(102,151)
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	17,829,786	22,303,960	23,054,734	750,774	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	14,811,956	18,615,000	19,152,540	537,540	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	14,789,530	18,602,316	19,123,543	521,227	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	CLP	10,784,970	13,566,000	13,945,463	379,463	—
Chinese Renminbi,
Expiring 11/06/20	Citibank, N.A.	CNH	1,256,991	178,834,304	187,621,732	8,787,428	—
Expiring 11/06/20	Citibank, N.A.	CNH	333,021	47,944,965	49,707,613	1,762,648	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	1,169,632	167,247,997	174,582,384	7,334,387	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	126,332	18,097,210	18,856,690	759,480	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	116,438	17,125,000	17,379,846	254,846	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	100,590	14,321,000	15,014,349	693,349	—
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	168,218	23,962,000	25,108,704	1,146,704	—
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	163,037	23,289,000	24,335,399	1,046,399	—
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	125,634	18,602,316	18,752,532	150,216	—
Expiring 11/06/20	Morgan Stanley & Co. International PLC	CNH	110,298	16,404,000	16,463,401	59,401
							—
Expiring 11/06/20	UBS AG	CNH	156,491	22,387,000	23,358,219	971,219	—
Expiring 11/06/20	UBS AG	CNH	137,242	19,737,750	20,485,031	747,281	—
Expiring 05/14/21	Citibank, N.A.	CNH	337,388	48,350,183	49,689,371	1,339,188	—
Colombian Peso,
Expiring 12/16/20	Citibank, N.A.	COP	31,933,532	8,301,000	8,233,301	—	(67,699)
Expiring 12/16/20	Citibank, N.A.	COP	26,520,955	6,893,000	6,837,797	—	(55,203)
Expiring 12/16/20	Citibank, N.A.	COP	18,278,137	4,826,000	4,712,583	—	(113,417)
Expiring 12/16/20	Goldman Sachs International	COP	34,159,574	8,869,000	8,807,234	—	(61,766)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	COP	46,077,092	11,915,000	11,879,882	—	(35,118)

See Notes to Financial Statements.

PGIM Total Return Bond Fund    133

Schedule of Investments  (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso (cont’d.),
Expiring 12/16/20	Morgan Stanley & Co. International PLC	COP	32,308,326	$8,376,000	$8,329,933	$—	$(46,067)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	COP	31,160,703	8,079,000	8,034,046	—	(44,954)
Czech Koruna,
Expiring 01/19/21	Bank of America, N.A.	CZK	424,761	18,569,330	18,185,175	—	(384,155)
Expiring 01/19/21	Barclays Bank PLC	CZK	288,316	12,573,000	12,343,620	—	(229,380)
Expiring 01/19/21	Barclays Bank PLC	CZK	188,521	8,204,000	8,071,082	—	(132,918)
Expiring 01/19/21	BNP Paribas S.A.	CZK	415,499	17,837,553	17,788,654	—	(48,899)
Expiring 01/19/21	Citibank, N.A.	CZK	684,889	29,565,277	29,321,957	—	(243,320)
Expiring 01/19/21	Morgan Stanley & Co. International PLC	CZK	1,182,574	50,729,023	50,629,246	—	(99,777)
Hungarian Forint,
Expiring 01/19/21	Bank of America, N.A.	HUF	5,396,218	17,596,000	17,115,984	—	(480,016)
Expiring 01/19/21	Bank of America, N.A.	HUF	4,450,415	14,440,000	14,116,041	—	(323,959)
Indian Rupee,
Expiring 12/16/20	BNP Paribas S.A.	INR	1,058,285	14,278,000	14,133,965	—	(144,035)
Expiring 12/16/20	Citibank, N.A.	INR	7,512,833	101,673,849	100,337,893	—	(1,335,956)
Expiring 12/16/20	Citibank, N.A.	INR	1,365,477	18,458,000	18,236,669	—	(221,331)
Expiring 12/16/20	Citibank, N.A.	INR	1,360,758	18,514,721	18,173,648	—	(341,073)
Expiring 12/16/20	Citibank, N.A.	INR	1,263,078	17,050,000	16,869,075	—	(180,925)
Expiring 12/16/20	Citibank, N.A.	INR	1,022,134	13,787,000	13,651,148	—	(135,852)
Expiring 12/16/20	HSBC Bank USA, N.A.	INR	1,778,988	24,099,000	23,759,336	—	(339,664)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	INR	1,951,920	26,300,000	26,068,936	—	(231,064)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	INR	1,287,460	17,394,000	17,194,720	—	(199,280)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	INR	1,224,487	16,532,000	16,353,680	—	(178,320)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	INR	960,649	12,941,000	12,829,983	—	(111,017)
Expiring 12/16/20	UBS AG	INR	1,369,967	18,487,712	18,296,642	—	(191,070)

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah,
Expiring 12/16/20	Citibank, N.A.	IDR	275,405,246	$18,570,819	$18,544,776	$—	$(26,043)
Expiring 12/16/20	Citibank, N.A.	IDR	266,315,858	17,846,000	17,932,730	86,730	—
Expiring 12/16/20	Citibank, N.A.	IDR	254,070,236	17,153,000	17,108,155	—	(44,845)
Expiring 12/16/20	Citibank, N.A.	IDR	193,623,077	12,932,000	13,037,866	105,866	—
Expiring 12/16/20	Goldman Sachs International	IDR	322,746,455	21,543,000	21,732,559	189,559	—
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	318,114,850	21,458,000	21,420,684	—	(37,316)
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	317,240,380	21,081,000	21,361,800	280,800	—
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	314,156,583	20,995,000	21,154,149	159,149	—
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	306,390,498	20,369,000	20,631,209	262,209	—
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	275,124,918	18,586,633	18,525,900	—	(60,733)
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	251,037,878	16,954,000	16,903,967	—	(50,033)
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	250,516,592	16,888,000	16,868,866	—	(19,134)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	IDR	270,667,216	18,423,000	18,225,735	—	(197,265)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	IDR	187,359,776	12,699,000	12,616,118	—	(82,882)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	IDR	172,949,400	11,670,000	11,645,777	—	(24,223)
Israeli Shekel,
Expiring 12/16/20	Barclays Bank PLC	ILS	118,344	34,765,000	34,701,892	—	(63,108)
Expiring 12/16/20	Barclays Bank PLC	ILS	74,489	21,491,000	21,842,320	351,320	—
Expiring 12/16/20	Barclays Bank PLC	ILS	73,582	21,362,000	21,576,348	214,348	—
Expiring 12/16/20	Barclays Bank PLC	ILS	70,280	20,616,000	20,608,077	—	(7,923)
Expiring 12/16/20	Barclays Bank PLC	ILS	56,867	16,861,000	16,675,147	—	(185,853)
Expiring 12/16/20	Barclays Bank PLC	ILS	49,869	14,713,000	14,623,002	—	(89,998)
Expiring 12/16/20	Citibank, N.A.	ILS	74,487	21,729,000	21,841,709	112,709	—
Expiring 12/16/20	Citibank, N.A.	ILS	70,590	20,342,000	20,698,933	356,933	—

See Notes to Financial Statements.

PGIM Total Return Bond Fund    135

Schedule of Investments  (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Israeli Shekel (cont’d.),
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	158,244	$46,603,987	$46,401,590	$—	$(202,397)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	122,073	36,292,294	35,795,202	—	(497,092)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	58,646	16,982,000	17,196,568	214,568	—
Japanese Yen,
Expiring 01/19/21	BNP Paribas S.A.	JPY	1,932,376	18,544,000	18,479,688	—	(64,312)
Expiring 01/19/21	Citibank, N.A.	JPY	1,974,935	18,784,000	18,886,683	102,683	—
Expiring 01/19/21	Citibank, N.A.	JPY	1,954,294	18,602,316	18,689,294	86,978	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	JPY	1,920,371	18,423,000	18,364,881	—	(58,119)
Expiring 01/19/21	The Toronto-Dominion Bank	JPY	11,873,538	112,873,086	113,548,936	675,850	—
Mexican Peso,
Expiring 12/16/20	Bank of America, N.A.	MXN	411,988	18,550,192	19,321,787	771,595	—
Expiring 12/16/20	Citibank, N.A.	MXN	1,458,609	66,153,076	68,407,257	2,254,181	—
Expiring 12/16/20	Goldman Sachs International	MXN	421,734	18,570,819	19,778,888	1,208,069	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	412,690	18,529,384	19,354,748	825,364	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	403,876	18,377,981	18,941,347	563,366	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	397,109	18,602,316	18,624,010	21,694	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	388,543	18,426,000	18,222,245	—	(203,755)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	205,695	9,685,000	9,646,894	—	(38,106)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	184,729	8,587,000	8,663,612	76,612	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	139,867	6,568,000	6,559,605	—	(8,395)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	115,641	5,261,000	5,423,420	162,420	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	113,659	5,225,000	5,330,499	105,499	—
Expiring 12/16/20	Morgan Stanley & Co. International PLC	MXN	400,471	18,602,316	18,781,693	179,377	—

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar,
Expiring 12/16/20	Credit Suisse International	TWD	1,200,660	$41,765,000	$42,488,112	$723,112	$—
Expiring 12/16/20	Credit Suisse International	TWD	721,129	25,374,000	25,518,804	144,804	—
Expiring 12/16/20	Credit Suisse International	TWD	382,004	13,528,000	13,518,075	—	(9,925)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	439,790	15,520,000	15,562,985	42,985	—
Expiring 12/16/20	UBS AG	TWD	5,171,077	177,822,461	182,990,409	5,167,948	—
New Zealand Dollar,
Expiring 01/20/21	Citibank, N.A.	NZD	10,983	7,376,000	7,262,033	—	(113,967)
Expiring 01/20/21	JPMorgan Chase Bank, N.A.	NZD	54,961	36,205,290	36,341,978	136,688	—
Norwegian Krone,
Expiring 01/19/21	Barclays Bank PLC	NOK	84,765	9,259,000	8,877,217	—	(381,783)
Expiring 01/19/21	BNP Paribas S.A.	NOK	95,787	10,480,000	10,031,512	—	(448,488)
Expiring 01/19/21	BNP Paribas S.A.	NOK	75,795	8,228,000	7,937,782	—	(290,218)
Expiring 01/19/21	Citibank, N.A.	NOK	139,163	15,025,000	14,574,070	—	(450,930)
Expiring 01/19/21	HSBC Bank USA, N.A.	NOK	394,026	42,942,800	41,265,144	—	(1,677,656)
Expiring 01/19/21	HSBC Bank USA, N.A.	NOK	104,579	11,375,000	10,952,250	—	(422,750)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	NOK	141,490	14,853,000	14,817,844	—	(35,156)
Peruvian Nuevo Sol,
Expiring 12/16/20	BNP Paribas S.A.	PEN	53,100	14,945,000	14,687,558	—	(257,442)
Expiring 12/16/20	Citibank, N.A.	PEN	69,936	19,608,000	19,344,537	—	(263,463)
Expiring 12/16/20	Citibank, N.A.	PEN	66,141	18,538,000	18,294,760	—	(243,240)
Expiring 12/16/20	Citibank, N.A.	PEN	65,491	18,570,819	18,115,205	—	(455,614)
Expiring 12/16/20	Citibank, N.A.	PEN	59,245	16,680,000	16,387,273	—	(292,727)
Expiring 12/16/20	Citibank, N.A.	PEN	50,985	14,335,000	14,102,737	—	(232,263)
Expiring 12/16/20	Citibank, N.A.	PEN	46,222	13,057,000	12,785,129	—	(271,871)
Expiring 12/16/20	Citibank, N.A.	PEN	43,958	12,420,000	12,158,988	—	(261,012)
Philippine Peso,
Expiring 11/16/20	HSBC Bank USA, N.A.	PHP	908,453	18,602,316	18,708,978	106,662	—
Expiring 12/16/20	Citibank, N.A.	PHP	1,540,065	31,643,000	31,697,272	54,272	—
Expiring 12/16/20	Goldman Sachs International	PHP	1,031,018	21,266,000	21,220,188	—	(45,812)
Expiring 12/16/20	Goldman Sachs International	PHP	986,594	20,184,000	20,305,857	121,857	—

See Notes to Financial Statements.

PGIM Total Return Bond Fund    137

Schedule of Investments  (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Philippine Peso (cont’d.),
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	1,759,627	$36,081,000	$36,216,254	$135,254	$—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	1,249,880	25,531,000	25,724,760	193,760	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	1,077,193	22,025,640	22,170,538	144,898	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	994,517	20,331,360	20,468,920	137,560	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PHP	760,214	15,631,000	15,646,550	15,550	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PHP	640,065	13,122,000	13,173,674	51,674	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PHP	612,432	12,572,000	12,604,948	32,948	—
Polish Zloty,
Expiring 01/19/21	Barclays Bank PLC	PLN	70,857	18,423,000	17,903,159	—	(519,841)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	PLN	47,985	12,414,000	12,124,266	—	(289,734)
Russian Ruble,
Expiring 12/16/20	Barclays Bank PLC	RUB	1,136,973	14,739,000	14,234,011	—	(504,989)
Expiring 12/16/20	Barclays Bank PLC	RUB	627,550	8,213,000	7,856,433	—	(356,567)
Expiring 12/16/20	Barclays Bank PLC	RUB	394,746	5,153,000	4,941,908	—	(211,092)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	4,443,026	57,914,120	55,623,236	—	(2,290,884)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	1,134,173	14,741,000	14,198,958	—	(542,042)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	545,089	7,200,000	6,824,090	—	(375,910)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	349,886	4,560,000	4,380,301	—	(179,699)
Singapore Dollar,
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	273,150	200,114,873	199,973,496	—	(141,377)

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	25,724	$18,864,355	$18,832,867	$—	$(31,488)
South African Rand,
Expiring 12/17/20	Barclays Bank PLC	ZAR	145,919	8,846,000	8,916,055	70,055	—
Expiring 12/17/20	Citibank, N.A.	ZAR	73,412	4,446,000	4,485,644	39,644	—
Expiring 12/17/20	JPMorgan Chase Bank, N.A.	ZAR	81,177	4,803,000	4,960,153	157,153	—
Expiring 12/17/20	Morgan Stanley & Co. International PLC	ZAR	155,516	9,523,000	9,502,465	—	(20,535)
South Korean Won,
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	131,576,873	110,669,240	115,729,358	5,060,118	—
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	24,458,010	20,994,000	21,512,214	518,214	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	103,263,564	86,829,213	90,826,189	3,996,976	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	26,198,640	22,241,348	23,043,197	801,849	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	22,686,925	19,520,000	19,954,443	434,443	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	21,558,864	18,570,819	18,962,249	391,430	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	17,378,649	14,827,566	15,285,512	457,946	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	13,259,619	11,360,000	11,662,591	302,591	—
Expiring 12/16/20	Morgan Stanley & Co. International PLC	KRW	40,842,323	34,843,344	35,923,150	1,079,806	—
Swedish Krona,
Expiring 01/19/21	BNP Paribas S.A.	SEK	132,529	15,087,000	14,909,911	—	(177,089)
Expiring 01/19/21	Citibank, N.A.	SEK	97,639	11,202,000	10,984,762	—	(217,238)
Swiss Franc,
Expiring 01/19/21	BNP Paribas S.A.	CHF	13,287	14,569,000	14,527,833	—	(41,167)
Expiring 01/19/21	Citibank, N.A.	CHF	17,297	18,984,000	18,912,755	—	(71,245)
Expiring 01/19/21	Citibank, N.A.	CHF	9,495	10,386,000	10,382,090	—	(3,910)
Expiring 01/19/21	HSBC Bank USA, N.A.	CHF	10,074	11,077,000	11,014,936	—	(62,064)
Thai Baht,
Expiring 12/16/20	Citibank, N.A.	THB	2,654,302	84,154,010	85,142,949	988,939	—

See Notes to Financial Statements.

PGIM Total Return Bond Fund    139

Schedule of Investments  (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 12/16/20	Citibank, N.A.	THB	1,175,132	$37,131,334	$37,695,129	$563,795	$—
Expiring 12/16/20	Credit Suisse International	THB	1,231,938	39,246,191	39,517,298	271,107	—
Expiring 12/16/20	HSBC Bank USA, N.A.	THB	300,743	9,574,960	9,647,030	72,070	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	1,848,282	58,750,230	59,287,987	537,757	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	1,697,438	53,972,591	54,449,304	476,713	—
Turkish Lira,
Expiring 12/16/20	Barclays Bank PLC	TRY	212,584	25,231,000	24,771,734	—	(459,266)
Expiring 12/16/20	Barclays Bank PLC	TRY	193,332	23,932,000	22,528,414	—	(1,403,586)
Expiring 12/16/20	Barclays Bank PLC	TRY	137,972	16,273,000	16,077,482	—	(195,518)
Expiring 12/16/20	Barclays Bank PLC	TRY	116,328	14,944,350	13,555,293	—	(1,389,057)
Expiring 12/16/20	Barclays Bank PLC	TRY	102,744	12,758,000	11,972,442	—	(785,558)
Expiring 12/16/20	Barclays Bank PLC	TRY	99,251	12,255,800	11,565,430	—	(690,370)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TRY	253,162	29,604,000	29,500,207	—	(103,793)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	TRY	103,829	12,805,000	12,098,914	—	(706,086)

				$4,390,896,389	$4,421,946,514	60,491,272	(29,441,147)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/20/21	Barclays Bank PLC	AUD	16,168	$11,464,000	$11,369,592	$94,408	$—
Expiring 01/20/21	BNP Paribas S.A.	AUD	156,664	111,115,216	110,166,141	949,075	—
Expiring 01/20/21	BNP Paribas S.A.	AUD	16,504	11,595,000	11,605,798	—	(10,798)
Expiring 01/20/21	Citibank, N.A.	AUD	21,147	14,980,000	14,870,333	109,667	—

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real,
Expiring 11/04/20	Citibank, N.A.	BRL	53,278	$9,480,000	$9,282,644	$197,356	$—
Expiring 11/04/20	JPMorgan Chase Bank, N.A.	BRL	68,776	12,225,700	11,982,899	242,801	—
Expiring 11/04/20	JPMorgan Chase Bank, N.A.	BRL	26,415	4,753,000	4,602,293	150,707	—
Expiring 11/04/20	Morgan Stanley & Co. International PLC	BRL	104,439	18,691,039	18,196,640	494,399	—
Expiring 11/04/20	UBS AG	BRL	47,043	8,408,000	8,196,337	211,663	—
Expiring 12/02/20	JPMorgan Chase Bank, N.A.	BRL	45,814	8,102,000	7,972,163	129,837	—
Expiring 12/02/20	Morgan Stanley & Co. International PLC	BRL	155,980	26,879,000	27,142,220	—	(263,220)
Expiring 12/02/20	Morgan Stanley & Co. International PLC	BRL	48,598	8,407,000	8,456,588	—	(49,588)
British Pound,
Expiring 01/19/21	Citibank, N.A.	GBP	8,650	11,151,000	11,213,000	—	(62,000)
Expiring 01/19/21	HSBC Bank USA, N.A.	GBP	597,259	785,349,600	774,226,650	11,122,950	—
Expiring 01/19/21	HSBC Bank USA, N.A.	GBP	11,610	15,149,000	15,050,448	98,552	—
Canadian Dollar,
Expiring 01/20/21	BNP Paribas S.A.	CAD	20,057	15,039,000	15,060,299	—	(21,299)
Expiring 01/20/21	Citibank, N.A.	CAD	19,847	15,044,000	14,903,108	140,892	—
Expiring 01/20/21	Deutsche Bank AG	CAD	13,200	10,044,431	9,911,700	132,731	—
Expiring 01/20/21	Morgan Stanley & Co. International PLC	CAD	20,600	15,692,453	15,468,260	224,193	—
Chilean Peso,
Expiring 12/16/20	BNP Paribas S.A.	CLP	27,838,242	36,302,070	35,996,129	305,941	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	40,059,910	52,095,543	51,799,308	296,235	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	10,400,144	13,066,000	13,447,865	—	(381,865)
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	2,471,805	3,157,000	3,196,157	—	(39,157)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	CLP	14,650,657	18,531,343	18,943,975	—	(412,632)

See Notes to Financial Statements.

PGIM Total Return Bond Fund    141

Schedule of Investments  (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chilean Peso (cont’d.),
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	CLP	7,081,318	$8,859,000	$9,156,470	$—	$(297,470)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	CLP	6,979,214	8,703,000	9,024,445	—	(321,445)
Chinese Renminbi,
Expiring 11/06/20	Citibank, N.A.	CNH	104,863	15,101,000	15,652,062	—	(551,062)
Expiring 11/06/20	Citibank, N.A.	CNH	86,840	13,013,000	12,961,916	51,084	—
Expiring 11/06/20	Credit Suisse International	CNH	428,597	63,615,000	63,973,449	—	(358,449)
Expiring 11/06/20	Goldman Sachs International	CNH	133,604	19,468,000	19,942,147	—	(474,147)
Expiring 11/06/20	Goldman Sachs International	CNH	85,705	12,820,000	12,792,541	27,459	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	419,355	62,528,000	62,594,078	—	(66,078)
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	137,550	20,481,000	20,531,136	—	(50,136)
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	131,202	19,670,000	19,583,623	86,377	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	110,520	16,628,000	16,496,581	131,419	—
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	110,601	16,278,000	16,508,603	—	(230,603)
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	105,903	15,434,000	15,807,318	—	(373,318)
Expiring 11/06/20	Morgan Stanley & Co. International PLC	CNH	131,548	18,906,000	19,635,194	—	(729,194)
Expiring 11/06/20	Morgan Stanley & Co. International PLC	CNH	121,701	17,796,000	18,165,355	—	(369,355)
Expiring 11/06/20	UBS AG	CNH	138,417	20,253,000	20,660,503	—	(407,503)
Expiring 05/14/21	JPMorgan Chase Bank, N.A.	CNH	337,388	48,428,608	49,689,371	—	(1,260,763)
Colombian Peso,
Expiring 12/16/20	BNP Paribas S.A.	COP	217,328,144	57,944,514	56,032,891	1,911,623	—
Expiring 12/16/20	Citibank, N.A.	COP	107,328,923	28,658,493	27,672,209	986,284	—
Expiring 12/16/20	Citibank, N.A.	COP	71,744,421	18,565,667	18,497,592	68,075	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	COP	205,064,500	53,254,515	52,871,002	383,513	—

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso (cont’d.),
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	COP	136,972,710	$36,973,684	$35,315,154	$1,658,530	$—
Czech Koruna,
Expiring 01/19/21	Barclays Bank PLC	CZK	302,992	12,970,000	12,971,926	—	(1,926)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	CZK	389,468	16,680,000	16,674,194	5,806	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	CZK	254,745	10,901,000	10,906,329	—	(5,329)
Expiring 01/19/21	Morgan Stanley & Co. International PLC	CZK	291,596	12,645,000	12,484,035	160,965	—
Euro,
Expiring 12/02/20	Citibank, N.A.	EUR	1,108,833	1,257,222,497	1,292,334,364	—	(35,111,867)
Expiring 01/19/21	Barclays Bank PLC	EUR	2,409,610	2,828,966,900	2,811,943,507	17,023,393	—
Expiring 01/19/21	BNP Paribas S.A.	EUR	15,186	17,880,000	17,721,132	158,868	—
Expiring 01/19/21	BNP Paribas S.A.	EUR	12,139	14,166,000	14,165,359	641	—
Expiring 01/19/21	Citibank, N.A.	EUR	21,714	25,729,784	25,339,473	390,311	—
Expiring 01/19/21	Deutsche Bank AG	EUR	18,202	21,450,202	21,241,409	208,793	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	EUR	7,755	9,106,899	9,049,554	57,345	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	EUR	5,486	6,441,989	6,401,419	40,570	—
Hungarian Forint,
Expiring 01/19/21	Barclays Bank PLC	HUF	5,249,861	16,793,000	16,651,763	141,237	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	HUF	2,635,912	8,380,000	8,360,713	19,287	—
Indian Rupee,
Expiring 12/16/20	Citibank, N.A.	INR	1,217,217	16,457,000	16,256,586	200,414	—
Expiring 12/16/20	Goldman Sachs International	INR	1,339,181	18,168,000	17,885,482	282,518	—
Expiring 12/16/20	Morgan Stanley & Co. International PLC	INR	1,243,605	16,828,000	16,609,004	218,996	—
Indonesian Rupiah,
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	822,198,930	54,760,327	55,363,852	—	(603,525)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	IDR	147,967,560	9,720,000	9,963,591	—	(243,591)

See Notes to Financial Statements.

PGIM Total Return Bond Fund    143

Schedule of Investments  (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Israeli Shekel,
Expiring 12/16/20	Citibank, N.A.	ILS	80,400	$23,515,000	$23,575,605	$—	$(60,605)
Expiring 12/16/20	Citibank, N.A.	ILS	56,636	16,517,000	16,607,275	—	(90,275)
Japanese Yen,
Expiring 01/19/21	Citibank, N.A.	JPY	771,099	7,391,000	7,374,164	16,836	—
Mexican Peso,
Expiring 12/16/20	BNP Paribas S.A.	MXN	240,338	11,151,980	11,271,594	—	(119,614)
Expiring 12/16/20	Goldman Sachs International	MXN	417,842	18,570,819	19,596,336	—	(1,025,517)
New Taiwanese Dollar,
Expiring 12/16/20	Credit Suisse International	TWD	2,027,822	71,039,000	71,759,142	—	(720,142)
Expiring 12/16/20	Credit Suisse International	TWD	1,195,424	42,274,000	42,302,822	—	(28,822)
Expiring 12/16/20	Credit Suisse International	TWD	940,979	33,108,000	33,298,698	—	(190,698)
Expiring 12/16/20	Credit Suisse International	TWD	796,751	28,025,000	28,194,850	—	(169,850)
Expiring 12/16/20	Credit Suisse International	TWD	597,381	20,615,000	21,139,711	—	(524,711)
Expiring 12/16/20	HSBC Bank USA, N.A.	TWD	1,934,949	67,661,000	68,472,601	—	(811,601)
Expiring 12/16/20	HSBC Bank USA, N.A.	TWD	1,873,034	65,063,000	66,281,585	—	(1,218,585)
Expiring 12/16/20	HSBC Bank USA, N.A.	TWD	404,841	14,270,000	14,326,238	—	(56,238)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	2,487,368	87,659,000	88,021,212	—	(362,212)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	955,936	33,477,000	33,827,975	—	(350,975)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	549,682	19,007,000	19,451,772	—	(444,772)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	449,679	15,815,000	15,912,920	—	(97,920)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	TWD	1,440,161	50,560,000	50,963,401	—	(403,401)
New Zealand Dollar,
Expiring 01/20/21	BNP Paribas S.A.	NZD	22,755	15,116,000	15,046,369	69,631	—
Expiring 01/20/21	Citibank, N.A.	NZD	55,898	36,746,000	36,961,206	—	(215,206)
Expiring 01/20/21	Citibank, N.A.	NZD	23,210	15,281,000	15,347,477	—	(66,477)
Expiring 01/20/21	Citibank, N.A.	NZD	16,872	11,155,377	11,156,428	—	(1,051)

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Norwegian Krone,
Expiring 01/19/21	Citibank, N.A.	NOK	179,682	$19,136,000	$18,817,578	$318,422	$—
Expiring 01/19/21	Citibank, N.A.	NOK	168,782	18,016,000	17,676,027	339,973	—
Peruvian Nuevo Sol,
Expiring 12/16/20	BNP Paribas S.A.	PEN	94,480	26,064,961	26,133,441	—	(68,480)
Expiring 12/16/20	BNP Paribas S.A.	PEN	63,182	17,449,000	17,476,382	—	(27,382)
Expiring 12/16/20	Citibank, N.A.	PEN	277,862	78,596,526	76,857,824	1,738,702	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PEN	73,018	20,600,435	20,197,138	403,297	—
Philippine Peso,
Expiring 12/16/20	Goldman Sachs International	PHP	791,954	16,361,000	16,299,826	61,174	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	3,134,184	64,645,000	64,507,071	137,929	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	2,014,942	41,580,000	41,471,086	108,914	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	1,605,933	33,050,000	33,052,948	—	(2,948)
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	810,438	16,728,000	16,680,258	47,742	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PHP	3,069,084	62,883,328	63,167,200	—	(283,872)
Polish Zloty,
Expiring 01/19/21	HSBC Bank USA, N.A.	PLN	33,313	8,678,000	8,417,116	260,884	—
Russian Ruble,
Expiring 12/16/20	Citibank, N.A.	RUB	1,173,294	14,777,000	14,688,726	88,274	—
Expiring 12/16/20	Citibank, N.A.	RUB	577,543	7,604,000	7,230,387	373,613	—
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	361,948	4,545,000	4,531,306	13,694	—
Singapore Dollar,
Expiring 12/16/20	BNP Paribas S.A.	SGD	15,548	11,396,000	11,382,609	13,391	—
Expiring 12/16/20	Citibank, N.A.	SGD	22,372	16,422,000	16,378,322	43,678	—
Expiring 12/16/20	Credit Suisse International	SGD	30,054	21,991,000	22,002,914	—	(11,914)
Expiring 12/16/20	Credit Suisse International	SGD	29,500	21,394,000	21,597,144	—	(203,144)
Expiring 12/16/20	Goldman Sachs International	SGD	22,736	16,673,000	16,644,938	28,062	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	29,076	21,243,000	21,286,468	—	(43,468)

See Notes to Financial Statements.

PGIM Total Return Bond Fund    145

Schedule of Investments  (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	29,068	$21,152,000	$21,280,839	$—	$(128,839)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	28,515	20,974,000	20,875,651	98,349	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	27,141	19,907,000	19,869,764	37,236	—
Expiring 12/16/20	The Toronto-Dominion Bank	SGD	28,413	20,627,000	20,800,964	—	(173,964)
South African Rand,
Expiring 12/17/20	Barclays Bank PLC	ZAR	596,455	35,232,497	36,445,022	—	(1,212,525)
Expiring 12/17/20	Citibank, N.A.	ZAR	933,512	55,687,512	57,040,096	—	(1,352,584)
Expiring 12/17/20	Citibank, N.A.	ZAR	384,626	22,260,230	23,501,659	—	(1,241,429)
Expiring 12/17/20	Citibank, N.A.	ZAR	320,623	18,523,818	19,590,940	—	(1,067,122)
Expiring 12/17/20	JPMorgan Chase Bank, N.A.	ZAR	506,956	30,062,709	30,976,405	—	(913,696)
Expiring 12/17/20	JPMorgan Chase Bank, N.A.	ZAR	313,322	18,534,721	19,144,808	—	(610,087)
South Korean Won,
Expiring 12/16/20	Citibank, N.A.	KRW	17,426,281	14,702,000	15,327,407	—	(625,407)
Expiring 12/16/20	Credit Suisse International	KRW	18,593,747	16,416,000	16,354,260	61,740	—
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	22,464,586	19,721,000	19,758,883	—	(37,883)
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	20,857,437	18,417,000	18,345,304	71,696	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	22,705,421	19,498,000	19,970,712	—	(472,712)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	19,108,768	16,810,000	16,807,250	2,750	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	14,036,714	12,353,000	12,346,090	6,910	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	10,143,026	8,584,000	8,921,369	—	(337,369)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	KRW	16,872,441	14,489,000	14,840,273	—	(351,273)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	KRW	13,583,431	11,972,000	11,947,402	24,598	—

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 12/17/20	Morgan Stanley & Co. International PLC	KRW	14,512,505	$12,590,010	$12,764,760	$—	$(174,750)
Swedish Krona,
Expiring 01/19/21	Citibank, N.A.	SEK	170,605	19,315,000	19,193,685	121,315	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	SEK	160,778	18,200,000	18,088,039	111,961	—
Swiss Franc,
Expiring 01/19/21	Citibank, N.A.	CHF	150,617	165,223,509	164,684,196	539,313	—
Thai Baht,
Expiring 12/16/20	Citibank, N.A.	THB	636,577	20,032,000	20,419,697	—	(387,697)
Expiring 12/16/20	Citibank, N.A.	THB	550,497	17,567,000	17,658,485	—	(91,485)
Expiring 12/16/20	Credit Suisse International	THB	646,342	20,363,000	20,732,935	—	(369,935)
Expiring 12/16/20	HSBC Bank USA, N.A.	THB	1,392,692	43,989,000	44,673,853	—	(684,853)
Expiring 12/16/20	HSBC Bank USA, N.A.	THB	680,499	21,446,000	21,828,593	—	(382,593)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	687,555	21,658,000	22,054,935	—	(396,935)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	418,500	13,380,000	13,424,357	—	(44,357)
Turkish Lira,
Expiring 12/16/20	Barclays Bank PLC	TRY	224,460	29,196,161	26,155,642	3,040,519	—
Expiring 12/16/20	Barclays Bank PLC	TRY	224,460	28,850,911	26,155,643	2,695,268	—
Expiring 12/16/20	Barclays Bank PLC	TRY	202,274	26,389,282	23,570,348	2,818,934	—
Expiring 12/16/20	Barclays Bank PLC	TRY	167,728	21,922,418	19,544,876	2,377,542	—
Expiring 12/16/20	Barclays Bank PLC	TRY	123,540	16,004,000	14,395,698	1,608,302	—
Expiring 12/16/20	Barclays Bank PLC	TRY	96,485	12,500,000	11,243,100	1,256,900	—
Expiring 12/16/20	Barclays Bank PLC	TRY	87,204	10,808,000	10,161,667	646,333	—

See Notes to Financial Statements.

PGIM Total Return Bond Fund    147

Schedule of Investments  (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Turkish Lira (cont’d.),
Expiring 12/16/20	Barclays Bank PLC	TRY	82,162	$10,331,000	$9,574,052	$756,948	$—
Expiring 12/16/20	Barclays Bank PLC	TRY	77,110	9,889,000	8,985,445	903,555	—

				$8,424,794,678	$8,425,789,073	60,359,300	(61,353,695)

						$120,850,572	$(90,794,842)

Cross currency exchange contracts outstanding at October 31, 2020:

Settlement	Type	Notional Amount (000)	In Exchange For (000)	Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
01/20/21	Buy	EUR 18,915	AUD 31,436	$—	$(32,368)	JPMorgan Chase Bank, N.A.

Credit default swap agreements outstanding at October 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**:
Federation of Malaysia (D11)	06/20/24	1.000%(Q)	2,000	$(52,663)	$921	$(53,584)	Citibank, N.A.
Federative Republic of Brazil (D11)	06/20/24	1.000%(Q)	6,500	166,373	2,993	163,380	Citibank, N.A.
Kingdom of Saudi Arabia (D11)	06/20/24	1.000%(Q)	1,500	(21,985)	691	(22,676)	Citibank, N.A.
People’s Republic of China (D11)	06/20/24	1.000%(Q)	4,500	(129,846)	2,072	(131,918)	Citibank, N.A.
Republic of Chile (D11)	06/20/24	1.000%(Q)	1,500	(37,054)	691	(37,745)	Citibank, N.A.
Republic of Colombia (D11)	06/20/24	1.000%(Q)	2,000	(10,752)	921	(11,673)	Citibank, N.A.
Republic of Indonesia (D11)	06/20/24	1.000%(Q)	3,500	(43,895)	1,612	(45,507)	Citibank, N.A.
Republic of Peru (D11)	06/20/24	1.000%(Q)	1,500	(35,603)	691	(36,294)	Citibank, N.A.
Republic of Philippines (D11)	06/20/24	1.000%(Q)	1,500	(39,531)	691	(40,222)	Citibank, N.A.

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
Republic of South Africa (D11)	06/20/24	1.000%(Q)	4,000	$187,359	$1,842	$185,517	Citibank, N.A.
Republic of Turkey (D11)	06/20/24	1.000%(Q)	6,500	930,810	2,993	927,817	Citibank, N.A.
Russian Federation (D11)	06/20/24	1.000%(Q)	4,000	(37,197)	1,842	(39,039)	Citibank, N.A.
State of Qatar (D11)	06/20/24	1.000%(Q)	1,500	(37,828)	691	(38,519)	Citibank, N.A.
United Mexican States (D11)	06/20/24	1.000%(Q)	6,500	(29,665)	2,993	(32,658)	Citibank, N.A.
Federation of Malaysia (D12)	06/20/24	1.000%(Q)	2,000	(52,663)	1,865	(54,528)	Citibank, N.A.
Federative Republic of Brazil (D12)	06/20/24	1.000%(Q)	6,500	166,373	6,061	160,312	Citibank, N.A.
Kingdom of Saudi Arabia (D12)	06/20/24	1.000%(Q)	1,500	(21,985)	1,399	(23,384)	Citibank, N.A.
People’s Republic of China (D12)	06/20/24	1.000%(Q)	4,500	(129,846)	4,196	(134,042)	Citibank, N.A.
Republic of Chile (D12)	06/20/24	1.000%(Q)	1,500	(37,054)	1,399	(38,453)	Citibank, N.A.
Republic of Colombia (D12)	06/20/24	1.000%(Q)	2,000	(10,752)	1,865	(12,617)	Citibank, N.A.
Republic of Indonesia (D12)	06/20/24	1.000%(Q)	3,500	(43,895)	3,264	(47,159)	Citibank, N.A.
Republic of Peru (D12)	06/20/24	1.000%(Q)	1,500	(35,603)	1,399	(37,002)	Citibank, N.A.
Republic of Philippines (D12)	06/20/24	1.000%(Q)	1,500	(39,531)	1,399	(40,930)	Citibank, N.A.
Republic of South Africa (D12)	06/20/24	1.000%(Q)	4,000	187,359	3,730	183,629	Citibank, N.A.
Republic of Turkey (D12)	06/20/24	1.000%(Q)	6,500	930,810	6,061	924,749	Citibank, N.A.
Russian Federation (D12)	06/20/24	1.000%(Q)	4,000	(37,197)	3,730	(40,927)	Citibank, N.A.
State of Qatar (D12)	06/20/24	1.000%(Q)	1,500	(37,828)	1,399	(39,227)	Citibank, N.A.
United Mexican States (D12)	06/20/24	1.000%(Q)	6,500	(29,665)	6,061	(35,726)	Citibank, N.A.
Emirate of Abu Dhabi (D20)	06/20/25	1.000%(Q)	1,000	(26,416)	688	(27,104)	Citibank, N.A.
Federation of Malaysia (D20)	06/20/25	1.000%(Q)	1,500	(41,674)	990	(42,664)	Citibank, N.A.
Federative Republic of Brazil (D20)	06/20/25	1.000%(Q)	6,000	269,779	3,960	265,819	Citibank, N.A.
Kingdom of Saudi Arabia (D20)	06/20/25	1.000%(Q)	1,000	(10,342)	660	(11,002)	Citibank, N.A.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    149

Schedule of Investments  (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
People’s Republic of China (D20)	06/20/25	1.000%(Q)	6,000	$(186,631)	$3,960	$(190,591)	Citibank, N.A.
Republic of Chile (D20)	06/20/25	1.000%(Q)	1,000	(24,001)	660	(24,661)	Citibank, N.A.
Republic of Colombia (D20)	06/20/25	1.000%(Q)	2,500	12,722	1,650	11,072	Citibank, N.A.
Republic of Indonesia (D20)	06/20/25	1.000%(Q)	4,000	(24,131)	2,640	(26,771)	Citibank, N.A.
Republic of Panama (D20)	06/20/25	1.000%(Q)	1,000	(18,519)	660	(19,179)	Citibank, N.A.
Republic of Peru (D20)	06/20/25	1.000%(Q)	1,000	(22,725)	660	(23,385)	Citibank, N.A.
Republic of Philippines (D20)	06/20/25	1.000%(Q)	1,000	(27,858)	660	(28,518)	Citibank, N.A.
Republic of South Africa (D20)	06/20/25	1.000%(Q)	4,500	319,750	2,970	316,780	Citibank, N.A.
Republic of Turkey (D20)	06/20/25	1.000%(Q)	6,000	1,073,853	3,960	1,069,893	Citibank, N.A.
Republic of Ukraine (D20)	06/20/25	1.000%(Q)	1,000	199,547	660	198,887	Citibank, N.A.
Russian Federation (D20)	06/20/25	1.000%(Q)	3,000	(8,262)	1,980	(10,242)	Citibank, N.A.
State of Qatar (D20)	06/20/25	1.000%(Q)	1,000	(26,396)	660	(27,056)	Citibank, N.A.
United Mexican States (D20)	06/20/25	1.000%(Q)	6,000	35,338	3,960	31,378	Citibank, N.A.

				$3,111,080	$96,850	$3,014,230

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**:
Federation of Malaysia (D01)	12/20/21	1.000%(Q)	2,000	0.094%	$23,154	$(325)	$ 23,479	Barclays Bank PLC
Federative Republic of Brazil (D01)	12/20/21	1.000%(Q)	7,500	0.889%	18,054	(1,217)	19,271	Barclays Bank PLC
People’s Republic of China (D01)	12/20/21	1.000%(Q)	4,500	0.080%	52,836	(730)	53,566	Barclays Bank PLC

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Chile (D01)	12/20/21	1.000%(Q)	1,500	0.110%	$17,100	$ (243)	$17,343	Barclays Bank PLC
Republic of Colombia (D01)	12/20/21	1.000%(Q)	1,500	0.364%	12,683	(243)	12,926	Barclays Bank PLC
Republic of Indonesia (D01)	12/20/21	1.000%(Q)	2,000	0.238%	19,821	(325)	20,146	Barclays Bank PLC
Republic of Panama (D01)	12/20/21	1.000%(Q)	1,500	0.136%	16,635	(243)	16,878	Barclays Bank PLC
Republic of Peru (D01)	12/20/21	1.000%(Q)	1,500	0.130%	16,751	(243)	16,994	Barclays Bank PLC
Republic of Philippines (D01)	12/20/21	1.000%(Q)	1,500	0.094%	17,368	(243)	17,611	Barclays Bank PLC
Republic of South Africa (D01)	12/20/21	1.000%(Q)	5,000	1.190%	(5,186)	(811)	(4,375)	Barclays Bank PLC
Republic of Turkey (D01)	12/20/21	1.000%(Q)	7,500	4.822%	(311,234)	(1,217)	(310,017)	Barclays Bank PLC
Russian Federation (D01)	12/20/21	1.000%(Q)	5,500	0.303%	50,347	(893)	51,240	Barclays Bank PLC
United Mexican States (D01)	12/20/21	1.000%(Q)	5,500	0.398%	44,373	(893)	45,266	Barclays Bank PLC
Federation of Malaysia (D02)	06/20/23	1.000%(Q)	2,250	0.214%	49,528	(1,566)	51,094	Barclays Bank PLC
Federative Republic of Brazil (D02)	06/20/23	1.000%(Q)	11,250	1.443%	(117,309)	(7,828)	(109,481)	Barclays Bank PLC
People’s Republic of China (D02)	06/20/23	1.000%(Q)	8,250	0.159%	193,798	(5,740)	199,538	Barclays Bank PLC
Republic of Chile (D02)	06/20/23	1.000%(Q)	2,250	0.219%	49,251	(1,566)	50,817	Barclays Bank PLC
Republic of Colombia (D02)	06/20/23	1.000%(Q)	3,000	0.664%	30,044	(2,087)	32,131	Barclays Bank PLC

See Notes to Financial Statements.

PGIM Total Return Bond Fund    151

Schedule of Investments  (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Indonesia (D02)	06/20/23	1.000%(Q)	3,000	0.503%	$42,861	$(2,087)	$ 44,948	Barclays Bank PLC
Republic of Panama (D02)	06/20/23	1.000%(Q)	2,250	0.302%	44,284	(1,566)	45,850	Barclays Bank PLC
Republic of Peru (D02)	06/20/23	1.000%(Q)	2,250	0.252%	47,255	(1,566)	48,821	Barclays Bank PLC
Republic of Philippines (D02)	06/20/23	1.000%(Q)	2,250	0.211%	49,741	(1,566)	51,307	Barclays Bank PLC
Republic of South Africa (D02)	06/20/23	1.000%(Q)	6,750	2.053%	(176,397)	(4,697)	(171,700)	Barclays Bank PLC
Republic of Turkey (D02)	06/20/23	1.000%(Q)	10,500	5.337%	(1,098,969)	(7,306)	(1,091,663)	Barclays Bank PLC
Russian Federation (D02)	06/20/23	1.000%(Q)	6,750	0.609%	77,393	(4,697)	82,090	Barclays Bank PLC
United Mexican States (D02)	06/20/23	1.000%(Q)	9,750	0.691%	90,714	(6,784)	97,498	Barclays Bank PLC
Federation of Malaysia (D03)	06/20/23	1.000%(Q)	4,500	0.214%	99,056	(1,604)	100,660	Barclays Bank PLC
Federative Republic of Brazil (D03)	06/20/23	1.000%(Q)	22,500	1.443%	(234,619)	(8,019)	(226,600)	Barclays Bank PLC
People’s Republic of China (D03)	06/20/23	1.000%(Q)	16,500	0.159%	387,596	(5,880)	393,476	Barclays Bank PLC
Republic of Chile (D03)	06/20/23	1.000%(Q)	4,500	0.219%	98,501	(1,604)	100,105	Barclays Bank PLC
Republic of Colombia (D03)	06/20/23	1.000%(Q)	6,000	0.664%	60,088	(2,138)	62,226	Barclays Bank PLC
Republic of Indonesia (D03)	06/20/23	1.000%(Q)	6,000	0.503%	85,723	(2,138)	87,861	Barclays Bank PLC

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Panama (D03)	06/20/23	1.000%(Q)	4,500	0.302%	$88,567	$(1,604)	$ 90,171	Barclays Bank PLC
Republic of Peru (D03)	06/20/23	1.000%(Q)	4,500	0.252%	94,511	(1,604)	96,115	Barclays Bank PLC
Republic of Philippines (D03)	06/20/23	1.000%(Q)	4,500	0.211%	99,482	(1,604)	101,086	Barclays Bank PLC
Republic of South Africa (D03)	06/20/23	1.000%(Q)	13,500	2.053%	(352,794)	(4,811)	(347,983)	Barclays Bank PLC
Republic of Turkey (D03)	06/20/23	1.000%(Q)	21,000	5.337%	(2,197,939)	(7,484)	(2,190,455)	Barclays Bank PLC
Russian Federation (D03)	06/20/23	1.000%(Q)	13,500	0.609%	154,786	(4,811)	159,597	Barclays Bank PLC
United Mexican States (D03)	06/20/23	1.000%(Q)	19,500	0.691%	181,428	(6,949)	188,377	Barclays Bank PLC
Federation of Malaysia (D04)	06/20/23	1.000%(Q)	5,250	0.214%	115,565	(2,406)	117,971	Barclays Bank PLC
Federative Republic of Brazil (D04)	06/20/23	1.000%(Q)	26,250	1.443%	(273,722)	(12,028)	(261,694)	Barclays Bank PLC
People’s Republic of China (D04)	06/20/23	1.000%(Q)	19,250	0.159%	452,195	(8,820)	461,015	Barclays Bank PLC
Republic of Chile (D04)	06/20/23	1.000%(Q)	5,250	0.219%	114,918	(2,406)	117,324	Barclays Bank PLC
Republic of Colombia (D04)	06/20/23	1.000%(Q)	7,000	0.664%	70,102	(3,207)	73,309	Barclays Bank PLC
Republic of Indonesia (D04)	06/20/23	1.000%(Q)	7,000	0.503%	100,010	(3,207)	103,217	Barclays Bank PLC
Republic of Panama (D04)	06/20/23	1.000%(Q)	5,250	0.302%	103,329	(2,406)	105,735	Barclays Bank PLC
Republic of Peru (D04)	06/20/23	1.000%(Q)	5,250	0.252%	110,263	(2,406)	112,669	Barclays Bank PLC

See Notes to Financial Statements.

PGIM Total Return Bond Fund    153

Schedule of Investments  (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Philippines (D04)	06/20/23	1.000%(Q)	5,250	0.211%	$116,062	$ (2,406)	$118,468	Barclays Bank PLC
Republic of South Africa (D04)	06/20/23	1.000%(Q)	15,750	2.053%	(411,593)	(7,217)	(404,376)	Barclays Bank PLC
Republic of Turkey (D04)	06/20/23	1.000%(Q)	24,500	5.337%	(2,564,262)	(11,226)	(2,553,036)	Barclays Bank PLC
Russian Federation (D04)	06/20/23	1.000%(Q)	15,750	0.609%	180,584	(7,217)	187,801	Barclays Bank PLC
United Mexican States (D04)	06/20/23	1.000%(Q)	22,750	0.691%	211,666	(10,424)	222,090	Barclays Bank PLC
Federation of Malaysia (D05)	06/20/23	1.000%(Q)	900	0.214%	19,811	(305)	20,116	Barclays Bank PLC
Federative Republic of Brazil (D05)	06/20/23	1.000%(Q)	4,500	1.443%	(46,924)	(1,527)	(45,397)	Barclays Bank PLC
People’s Republic of China (D05)	06/20/23	1.000%(Q)	3,300	0.159%	77,519	(1,120)	78,639	Barclays Bank PLC
Republic of Chile (D05)	06/20/23	1.000%(Q)	900	0.219%	19,700	(305)	20,005	Barclays Bank PLC
Republic of Colombia (D05)	06/20/23	1.000%(Q)	1,200	0.664%	12,018	(407)	12,425	Barclays Bank PLC
Republic of Indonesia (D05)	06/20/23	1.000%(Q)	1,200	0.503%	17,145	(407)	17,552	Barclays Bank PLC
Republic of Panama (D05)	06/20/23	1.000%(Q)	900	0.302%	17,713	(305)	18,018	Barclays Bank PLC
Republic of Peru (D05)	06/20/23	1.000%(Q)	900	0.252%	18,902	(305)	19,207	Barclays Bank PLC
Republic of Philippines (D05)	06/20/23	1.000%(Q)	900	0.211%	19,896	(305)	20,201	Barclays Bank PLC

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of South Africa (D05)	06/20/23	1.000%(Q)	2,700	2.053%	$(70,559)	$(916)	$(69,643)	Barclays Bank PLC
Republic of Turkey (D05)	06/20/23	1.000%(Q)	4,200	5.337%	(439,588)	(1,426)	(438,162)	Barclays Bank PLC
Russian Federation (D05)	06/20/23	1.000%(Q)	2,700	0.609%	30,957	(916)	31,873	Barclays Bank PLC
United Mexican States (D05)	06/20/23	1.000%(Q)	3,900	0.691%	36,286	(1,324)	37,610	Barclays Bank PLC
Federation of Malaysia (D06)	12/20/23	1.000%(Q)	2,550	0.248%	63,367	(877)	64,244	Barclays Bank PLC
Federative Republic of Brazil (D06)	12/20/23	1.000%(Q)	12,750	1.581%	(214,120)	(4,384)	(209,736)	Barclays Bank PLC
People’s Republic of China (D06)	12/20/23	1.000%(Q)	8,500	0.181%	229,480	(2,923)	232,403	Barclays Bank PLC
Republic of Chile (D06)	12/20/23	1.000%(Q)	2,550	0.268%	61,864	(877)	62,741	Barclays Bank PLC
Republic of Colombia (D06)	12/20/23	1.000%(Q)	3,400	0.743%	31,278	(1,169)	32,447	Barclays Bank PLC
Republic of Indonesia (D06)	12/20/23	1.000%(Q)	3,400	0.568%	49,895	(1,169)	51,064	Barclays Bank PLC
Republic of Panama (D06)	12/20/23	1.000%(Q)	2,550	0.353%	54,890	(877)	55,767	Barclays Bank PLC
Republic of Peru (D06)	12/20/23	1.000%(Q)	2,550	0.295%	59,617	(877)	60,494	Barclays Bank PLC
Republic of Philippines (D06)	12/20/23	1.000%(Q)	2,550	0.246%	63,541	(877)	64,418	Barclays Bank PLC
Republic of South Africa (D06)	12/20/23	1.000%(Q)	7,650	2.202%	(271,944)	(2,630)	(269,314)	Barclays Bank PLC
Republic of Turkey (D06)	12/20/23	1.000%(Q)	12,750	5.395%	(1,581,498)	(4,384)	(1,577,114)	Barclays Bank PLC

See Notes to Financial Statements.

PGIM Total Return Bond Fund    155

Schedule of Investments  (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Russian Federation (D06)	12/20/23	1.000%(Q)	7,650	0.674%	$86,837	$(2,630)	$89,467	Barclays Bank PLC
United Mexican States (D06)	12/20/23	1.000%(Q)	11,050	0.771%	91,945	(3,799)	95,744	Barclays Bank PLC
Federation of Malaysia (D07)	12/20/23	1.000%(Q)	3,000	0.240%	75,385	(4,482)	79,867	Citibank, N.A.
Federative Republic of Brazil (D07)	12/20/23	1.000%(Q)	15,000	1.581%	(251,905)	(22,412)	(229,493)	Citibank, N.A.
People’s Republic of China (D07)	12/20/23	1.000%(Q)	10,000	0.181%	269,976	(14,941)	284,917	Citibank, N.A.
Republic of Chile (D07)	12/20/23	1.000%(Q)	3,000	0.268%	72,781	(4,482)	77,263	Citibank, N.A.
Republic of Colombia (D07)	12/20/23	1.000%(Q)	4,000	0.743%	36,797	(5,977)	42,774	Citibank, N.A.
Republic of Indonesia (D07)	12/20/23	1.000%(Q)	4,000	0.568%	58,700	(5,977)	64,677	Citibank, N.A.
Republic of Panama (D07)	12/20/23	1.000%(Q)	3,000	0.353%	64,577	(4,482)	69,059	Citibank, N.A.
Republic of Peru (D07)	12/20/23	1.000%(Q)	3,000	0.295%	70,137	(4,540)	74,677	Citibank, N.A.
Republic of Philippines (D07)	12/20/23	1.000%(Q)	3,000	0.246%	74,754	(4,482)	79,236	Citibank, N.A.
Republic of South Africa (D07)	12/20/23	1.000%(Q)	9,000	2.202%	(319,935)	(13,447)	(306,488)	Citibank, N.A.
Republic of Turkey (D07)	12/20/23	1.000%(Q)	15,000	5.395%	(1,860,586)	(22,412)	(1,838,174)	Citibank, N.A.
Russian Federation (D07)	12/20/23	1.000%(Q)	9,000	0.674%	102,161	(13,447)	115,608	Citibank, N.A.

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
United Mexican States (D07)	12/20/23	1.000%(Q)	13,000	0.771%	$108,170	$(19,424)	$127,594	Citibank, N.A.
Federation of Malaysia (D08)	12/20/23	1.000%(Q)	3,000	0.248%	74,549	(4,885)	79,434	Citibank, N.A.
Federative Republic of Brazil (D08)	12/20/23	1.000%(Q)	15,000	1.581%	(251,905)	(24,423)	(227,482)	Citibank, N.A.
People’s Republic of China (D08)	12/20/23	1.000%(Q)	10,000	0.181%	269,976	(16,282)	286,258	Citibank, N.A.
Republic of Chile (D08)	12/20/23	1.000%(Q)	3,000	0.268%	72,781	(4,885)	77,666	Citibank, N.A.
Republic of Colombia (D08)	12/20/23	1.000%(Q)	4,000	0.743%	36,797	(6,513)	43,310	Citibank, N.A.
Republic of Indonesia (D08)	12/20/23	1.000%(Q)	4,000	0.568%	58,700	(6,513)	65,213	Citibank, N.A.
Republic of Panama (D08)	12/20/23	1.000%(Q)	3,000	0.353%	64,577	(4,885)	69,462	Citibank, N.A.
Republic of Peru (D08)	12/20/23	1.000%(Q)	3,000	0.295%	70,137	(4,885)	75,022	Citibank, N.A.
Republic of Philippines (D08)	12/20/23	1.000%(Q)	3,000	0.246%	74,754	(4,885)	79,639	Citibank, N.A.
Republic of South Africa (D08)	12/20/23	1.000%(Q)	9,000	2.202%	(319,935)	(14,654)	(305,281)	Citibank, N.A.
Republic of Turkey (D08)	12/20/23	1.000%(Q)	15,000	5.395%	(1,860,586)	(24,423)	(1,836,163)	Citibank, N.A.
Russian Federation (D08)	12/20/23	1.000%(Q)	9,000	0.674%	102,161	(14,654)	116,815	Citibank, N.A.
United Mexican States (D08)	12/20/23	1.000%(Q)	13,000	0.771%	108,170	(21,167)	129,337	Citibank, N.A.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    157

Schedule of Investments  (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Federation of Malaysia (D09)	12/20/23	1.000%(Q)	4,500	0.248%	$111,824	$(5,619)	$117,443	Barclays Bank PLC
Federative Republic of Brazil (D09)	12/20/23	1.000%(Q)	22,500	1.581%	(377,858)	(28,095)	(349,763)	Barclays Bank PLC
People’s Republic of China (D09)	12/20/23	1.000%(Q)	15,000	0.181%	404,964	(18,730)	423,694	Barclays Bank PLC
Republic of Chile (D09)	12/20/23	1.000%(Q)	4,500	0.268%	109,171	(5,619)	114,790	Barclays Bank PLC
Republic of Colombia (D09)	12/20/23	1.000%(Q)	6,000	0.743%	55,196	(7,492)	62,688	Barclays Bank PLC
Republic of Indonesia (D09)	12/20/23	1.000%(Q)	6,000	0.568%	88,050	(7,492)	95,542	Barclays Bank PLC
Republic of Panama (D09)	12/20/23	1.000%(Q)	4,500	0.353%	96,865	(5,619)	102,484	Barclays Bank PLC
Republic of Peru (D09)	12/20/23	1.000%(Q)	4,500	0.295%	105,206	(5,619)	110,825	Barclays Bank PLC
Republic of Philippines (D09)	12/20/23	1.000%(Q)	4,500	0.246%	112,131	(5,619)	117,750	Barclays Bank PLC
Republic of South Africa (D09)	12/20/23	1.000%(Q)	13,500	2.202%	(479,902)	(16,857)	(463,045)	Barclays Bank PLC
Republic of Turkey (D09)	12/20/23	1.000%(Q)	22,500	5.395%	(2,790,880)	(28,095)	(2,762,785)	Barclays Bank PLC
Russian Federation (D09)	12/20/23	1.000%(Q)	13,500	0.674%	153,242	(16,857)	170,099	Barclays Bank PLC
United Mexican States (D09)	12/20/23	1.000%(Q)	19,500	0.771%	162,255	(24,349)	186,604	Barclays Bank PLC
Federation of Malaysia (D10)	12/20/23	1.000%(Q)	10,500	0.248%	260,923	(5,320)	266,243	Barclays Bank PLC

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Federative Republic of Brazil (D10)	12/20/23	1.000%(Q)	52,500	1.581%	$(881,669)	$(26,602)	$(855,067)	Barclays Bank PLC
People’s Republic of China (D10)	12/20/23	1.000%(Q)	35,000	0.181%	944,917	(17,735)	962,652	Barclays Bank PLC
Republic of Chile (D10)	12/20/23	1.000%(Q)	10,500	0.268%	254,733	(5,320)	260,053	Barclays Bank PLC
Republic of Colombia (D10)	12/20/23	1.000%(Q)	14,000	0.743%	128,791	(7,094)	135,885	Barclays Bank PLC
Republic of Indonesia (D10)	12/20/23	1.000%(Q)	14,000	0.568%	205,451	(7,094)	212,545	Barclays Bank PLC
Republic of Panama (D10)	12/20/23	1.000%(Q)	10,500	0.353%	226,019	(5,320)	231,339	Barclays Bank PLC
Republic of Peru (D10)	12/20/23	1.000%(Q)	10,500	0.295%	245,480	(5,320)	250,800	Barclays Bank PLC
Republic of Philippines (D10)	12/20/23	1.000%(Q)	10,500	0.246%	261,640	(5,320)	266,960	Barclays Bank PLC
Republic of South Africa (D10)	12/20/23	1.000%(Q)	31,500	2.202%	(1,119,771)	(15,961)	(1,103,810)	Barclays Bank PLC
Republic of Turkey (D10)	12/20/23	1.000%(Q)	52,500	5.395%	(6,512,052)	(26,602)	(6,485,450)	Barclays Bank PLC
Russian Federation (D10)	12/20/23	1.000%(Q)	31,500	0.674%	357,565	(15,961)	373,526	Barclays Bank PLC
United Mexican States (D10)	12/20/23	1.000%(Q)	45,500	0.771%	378,595	(23,055)	401,650	Barclays Bank PLC
Emirate of Abu Dhabi (D13)	12/20/25	1.000%(Q)	2,000	0.509%	52,456	(877)	53,333	Citibank, N.A.
Federation of Malaysia (D13)	12/20/25	1.000%(Q)	3,000	0.477%	83,460	(1,316)	84,776	Citibank, N.A.
Federative Republic of Brazil (D13)	12/20/25	1.000%(Q)	12,000	2.160%	(665,262)	(5,263)	(659,999)	Citibank, N.A.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    159

Schedule of Investments  (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Kingdom of Saudi Arabia (D13)	12/20/25	1.000%(Q)	2,000	0.882%	$14,215	$(877)	$15,092	Citibank, N.A.
People’s Republic of China (D13)	12/20/25	1.000%(Q)	12,000	0.405%	378,793	(5,263)	384,056	Citibank, N.A.
Republic of Argentina (D13)	12/20/25	1.000%(Q)	5,000	11.994%	(2,015,420)	(2,193)	(2,013,227)	Citibank, N.A.
Republic of Chile (D13)	12/20/25	1.000%(Q)	2,000	0.573%	45,846	(877)	46,723	Citibank, N.A.
Republic of Colombia (D13)	12/20/25	1.000%(Q)	5,000	1.255%	(58,167)	(2,193)	(55,974)	Citibank, N.A.
Republic of Indonesia (D13)	12/20/25	1.000%(Q)	8,000	0.988%	13,964	(3,509)	17,473	Citibank, N.A.
Republic of Panama (D13)	12/20/25	1.000%(Q)	2,000	0.698%	33,020	(877)	33,897	Citibank, N.A.
Republic of Peru (D13)	12/20/25	1.000%(Q)	2,000	0.602%	42,851	(877)	43,728	Citibank, N.A.
Republic of Philippines (D13)	12/20/25	1.000%(Q)	2,000	0.473%	55,987	(877)	56,864	Citibank, N.A.
Republic of South Africa (D13)	12/20/25	1.000%(Q)	9,000	2.777%	(754,916)	(3,947)	(750,969)	Citibank, N.A.
Republic of Turkey (D13)	12/20/25	1.000%(Q)	12,000	5.562%	(2,348,223)	(5,263)	(2,342,960)	Citibank, N.A.
Republic of Ukraine (D13)	12/20/25	1.000%(Q)	2,000	6.184%	(437,014)	(877)	(436,137)	Citibank, N.A.
Russian Federation (D13)	12/20/25	1.000%(Q)	6,000	1.056%	(9,945)	(2,632)	(7,313)	Citibank, N.A.
State of Qatar (D13)	12/20/25	1.000%(Q)	2,000	0.508%	52,542	(877)	53,419	Citibank, N.A.

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
United Mexican States (D13)	12/20/25	1.000%(Q)	12,000	1.272%	$(149,838)	$(5,263)	$(144,575)	Citibank, N.A.
Emirate of Abu Dhabi (D14)	12/20/25	1.000%(Q)	4,000	0.509%	104,913	(1,754)	106,667	JPMorgan Chase Bank, N.A.
Federation of Malaysia (D14)	12/20/25	1.000%(Q)	6,000	0.477%	166,919	(2,632)	169,551	JPMorgan Chase Bank, N.A.
Federative Republic of Brazil (D14)	12/20/25	1.000%(Q)	24,000	2.160%	(1,330,524)	(10,526)	(1,319,998)	JPMorgan Chase Bank, N.A.
Kingdom of Saudi Arabia (D14)	12/20/25	1.000%(Q)	4,000	0.882%	28,430	(1,754)	30,184	JPMorgan Chase Bank, N.A.
People’s Republic of China (D14)	12/20/25	1.000%(Q)	24,000	0.405%	757,585	(10,526)	768,111	JPMorgan Chase Bank, N.A.
Republic of Argentina (D14)	12/20/25	1.000%(Q)	10,000	11.994%	(4,030,840)	(4,386)	(4,026,454)	JPMorgan Chase Bank, N.A.
Republic of Chile (D14)	12/20/25	1.000%(Q)	4,000	0.573%	91,693	(1,754)	93,447	JPMorgan Chase Bank, N.A.
Republic of Colombia (D14)	12/20/25	1.000%(Q)	10,000	1.255%	(116,334)	(4,386)	(111,948)	JPMorgan Chase Bank, N.A.
Republic of Indonesia (D14)	12/20/25	1.000%(Q)	16,000	0.988%	27,928	(7,018)	34,946	JPMorgan Chase Bank, N.A.
Republic of Panama (D14)	12/20/25	1.000%(Q)	4,000	0.698%	66,041	(1,754)	67,795	JPMorgan Chase Bank, N.A.
Republic of Peru (D14)	12/20/25	1.000%(Q)	4,000	0.602%	85,702	(1,754)	87,456	JPMorgan Chase Bank, N.A.
Republic of Philippines (D14)	12/20/25	1.000%(Q)	4,000	0.473%	111,974	(1,754)	113,728	JPMorgan Chase Bank, N.A.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    161

Schedule of Investments  (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of South Africa (D14)	12/20/25	1.000%(Q)	18,000	2.777%	$(1,509,832)	$(7,895)	$(1,501,937)	JPMorgan Chase Bank, N.A.
Republic of Turkey (D14)	12/20/25	1.000%(Q)	24,000	5.562%	(4,696,446)	(10,526)	(4,685,920)	JPMorgan Chase Bank, N.A.
Republic of Ukraine (D14)	12/20/25	1.000%(Q)	4,000	6.184%	(874,028)	(1,754)	(872,274)	JPMorgan Chase Bank, N.A.
Russian Federation (D14)	12/20/25	1.000%(Q)	12,000	1.056%	(19,889)	(5,263)	(14,626)	JPMorgan Chase Bank, N.A.
State of Qatar (D14)	12/20/25	1.000%(Q)	4,000	0.508%	105,085	(1,754)	106,839	JPMorgan Chase Bank, N.A.
United Mexican States (D14)	12/20/25	1.000%(Q)	24,000	1.272%	(299,676)	(10,526)	(289,150)	JPMorgan Chase Bank, N.A.
Emirate of Abu Dhabi (D15)	12/20/24	1.000%(Q)	1,000	0.386%	26,549	(465)	27,014	Bank of America, N.A.
Federation of Malaysia (D15)	12/20/24	1.000%(Q)	2,000	0.357%	55,488	(930)	56,418	Bank of America, N.A.
Federative Republic of Brazil (D15)	12/20/24	1.000%(Q)	6,000	1.883%	(205,544)	(2,789)	(202,755)	Bank of America, N.A.
Kingdom of Saudi Arabia (D15)	12/20/24	1.000%(Q)	1,000	0.697%	13,608	(465)	14,073	Bank of America, N.A.
People’s Republic of China (D15)	12/20/24	1.000%(Q)	4,500	0.288%	137,883	(2,092)	139,975	Bank of America, N.A.
Republic of Chile (D15)	12/20/24	1.000%(Q)	1,000	0.422%	25,085	(465)	25,550	Bank of America, N.A.
Republic of Colombia (D15)	12/20/24	1.000%(Q)	2,500	0.990%	3,886	(1,162)	5,048	Bank of America, N.A.
Republic of Indonesia (D15)	12/20/24	1.000%(Q)	4,000	0.774%	41,537	(1,859)	43,396	Bank of America, N.A.

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Panama (D15)	12/20/24	1.000%(Q)	1,000	0.531%	$20,543	$(465)	$21,008	Bank of America, N.A.
Republic of Peru (D15)	12/20/24	1.000%(Q)	1,000	0.447%	24,032	(465)	24,497	Bank of America, N.A.
Republic of Philippines (D15)	12/20/24	1.000%(Q)	1,000	0.358%	27,721	(465)	28,186	Bank of America, N.A.
Republic of South Africa (D15)	12/20/24	1.000%(Q)	4,500	2.496%	(260,504)	(2,092)	(258,412)	Bank of America, N.A.
Republic of Turkey (D15)	12/20/24	1.000%(Q)	6,000	5.503%	(969,686)	(2,789)	(966,897)	Bank of America, N.A.
Russian Federation (D15)	12/20/24	1.000%(Q)	4,000	0.852%	28,868	(1,859)	30,727	Bank of America, N.A.
State of Qatar (D15)	12/20/24	1.000%(Q)	1,000	0.387%	26,521	(465)	26,986	Bank of America, N.A.
United Mexican States (D15)	12/20/24	1.000%(Q)	6,000	1.008%	4,842	(2,789)	7,631	Bank of America, N.A.
Emirate of Abu Dhabi (D16)	12/20/25	1.000%(Q)	1,800	0.509%	47,211	(889)	48,100	Citibank, N.A.
Federation of Malaysia (D16)	12/20/25	1.000%(Q)	2,700	0.477%	75,114	(1,334)	76,448	Citibank, N.A.
Federative Republic of Brazil (D16)	12/20/25	1.000%(Q)	10,800	2.160%	(598,736)	(5,335)	(593,401)	Citibank, N.A.
Kingdom of Saudi Arabia (D16)	12/20/25	1.000%(Q)	1,800	0.882%	12,793	(889)	13,682	Citibank, N.A.
People’s Republic of China (D16)	12/20/25	1.000%(Q)	10,800	0.405%	340,913	(5,335)	346,248	Citibank, N.A.
Republic of Argentina (D16)	12/20/25	1.000%(Q)	4,500	11.994%	(1,813,878)	(2,223)	(1,811,655)	Citibank, N.A.
Republic of Chile (D16)	12/20/25	1.000%(Q)	1,800	0.573%	41,262	(889)	42,151	Citibank, N.A.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    163

Schedule of Investments  (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Colombia (D16)	12/20/25	1.000%(Q)	4,500	1.255%	$(52,350)	$(2,223)	$(50,127)	Citibank, N.A.
Republic of Indonesia (D16)	12/20/25	1.000%(Q)	7,200	0.988%	12,568	(3,556)	16,124	Citibank, N.A.
Republic of Panama (D16)	12/20/25	1.000%(Q)	1,800	0.698%	29,718	(889)	30,607	Citibank, N.A.
Republic of Peru (D16)	12/20/25	1.000%(Q)	1,800	0.602%	38,566	(889)	39,455	Citibank, N.A.
Republic of Philippines (D16)	12/20/25	1.000%(Q)	1,800	0.473%	50,388	(889)	51,277	Citibank, N.A.
Republic of South Africa (D16)	12/20/25	1.000%(Q)	8,100	2.777%	(679,425)	(4,001)	(675,424)	Citibank, N.A.
Republic of Turkey (D16)	12/20/25	1.000%(Q)	10,800	5.562%	(2,113,401)	(5,335)	(2,108,066)	Citibank, N.A.
Republic of Ukraine (D16)	12/20/25	1.000%(Q)	1,800	6.184%	(393,312)	(889)	(392,423)	Citibank, N.A.
Russian Federation (D16)	12/20/25	1.000%(Q)	5,400	1.056%	(8,950)	(2,667)	(6,283)	Citibank, N.A.
State of Qatar (D16)	12/20/25	1.000%(Q)	1,800	0.508%	47,288	(889)	48,177	Citibank, N.A.
United Mexican States (D16)	12/20/25	1.000%(Q)	10,800	1.272%	(134,854)	(5,335)	(129,519)	Citibank, N.A.
Emirate of Abu Dhabi (D17)	06/20/25	1.000%(Q)	2,000	0.454%	52,777	(1,042)	53,819	Barclays Bank PLC
Federation of Malaysia (D17)	06/20/25	1.000%(Q)	3,000	0.423%	83,348	(1,563)	84,911	Barclays Bank PLC
Federative Republic of Brazil (D17)	06/20/25	1.000%(Q)	12,000	2.037%	(539,558)	(6,252)	(533,306)	Barclays Bank PLC

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Kingdom of Saudi Arabia (D17)	06/20/25	1.000%(Q)	2,000	0.799%	$20,683	$(1,042)	$21,725	Barclays Bank PLC
People’s Republic of China (D17)	06/20/25	1.000%(Q)	12,000	0.353%	373,263	(6,252)	379,515	Barclays Bank PLC
Republic of Chile (D17)	06/20/25	1.000%(Q)	2,000	0.506%	48,002	(1,042)	49,044	Barclays Bank PLC
Republic of Colombia (D17)	06/20/25	1.000%(Q)	5,000	1.137%	(25,444)	(2,605)	(22,839)	Barclays Bank PLC
Republic of Indonesia (D17)	06/20/25	1.000%(Q)	8,000	0.893%	48,263	(4,168)	52,431	Barclays Bank PLC
Republic of Panama (D17)	06/20/25	1.000%(Q)	2,000	0.623%	37,037	(1,042)	38,079	Barclays Bank PLC
Republic of Peru (D17)	06/20/25	1.000%(Q)	2,000	0.533%	45,449	(1,042)	46,491	Barclays Bank PLC
Republic of Philippines (D17)	06/20/25	1.000%(Q)	2,000	0.422%	55,717	(1,042)	56,759	Barclays Bank PLC
Republic of South Africa (D17)	06/20/25	1.000%(Q)	9,000	2.652%	(639,500)	(4,689)	(634,811)	Barclays Bank PLC
Republic of Turkey (D17)	06/20/25	1.000%(Q)	12,000	5.536%	(2,147,706)	(6,252)	(2,141,454)	Barclays Bank PLC
Republic of Ukraine (D17)	06/20/25	1.000%(Q)	2,000	6.136%	(399,094)	(1,042)	(398,052)	Barclays Bank PLC
Russian Federation (D17)	06/20/25	1.000%(Q)	6,000	0.965%	16,523	(3,126)	19,649	Barclays Bank PLC
State of Qatar (D17)	06/20/25	1.000%(Q)	2,000	0.454%	52,793	(1,042)	53,835	Barclays Bank PLC
United Mexican States (D17)	06/20/25	1.000%(Q)	12,000	1.154%	(70,677)	(6,252)	(64,425)	Barclays Bank PLC

See Notes to Financial Statements.

PGIM Total Return Bond Fund    165

Schedule of Investments  (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Emirate of Abu Dhabi (D18)	12/20/25	1.000%(Q)	4,000	0.509%	$104,913	$(2,087)	$107,000	Morgan Stanley & Co. International PLC
Federation of Malaysia (D18)	12/20/25	1.000%(Q)	6,000	0.477%	166,919	(3,130)	170,049	Morgan Stanley & Co. International PLC
Federative Republic of Brazil (D18)	12/20/25	1.000%(Q)	24,000	2.160%	(1,330,524)	(12,520)	(1,318,004)	Morgan Stanley & Co. International PLC
Kingdom of Saudi Arabia (D18)	12/20/25	1.000%(Q)	4,000	0.882%	28,430	(2,087)	30,517	Morgan Stanley & Co. International PLC
People’s Republic of China (D18)	12/20/25	1.000%(Q)	24,000	0.405%	757,585	(12,520)	770,105	Morgan Stanley & Co. International PLC
Republic of Argentina (D18)	12/20/25	1.000%(Q)	10,000	11.994%	(4,030,840)	(5,217)	(4,025,623)	Morgan Stanley & Co. International PLC
Republic of Chile (D18)	12/20/25	1.000%(Q)	4,000	0.573%	91,693	(2,087)	93,780	Morgan Stanley & Co. International PLC
Republic of Colombia (D18)	12/20/25	1.000%(Q)	10,000	1.255%	(116,334)	(5,217)	(111,117)	Morgan Stanley & Co. International PLC
Republic of Indonesia (D18)	12/20/25	1.000%(Q)	16,000	0.988%	27,928	(8,347)	36,275	Morgan Stanley & Co. International PLC
Republic of Panama (D18)	12/20/25	1.000%(Q)	4,000	0.698%	66,041	(2,087)	68,128	Morgan Stanley & Co. International PLC

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Peru (D18)	12/20/25	1.000%(Q)	4,000	0.602%	$85,702	$(2,087)	$87,789	Morgan Stanley & Co. International PLC
Republic of Philippines (D18)	12/20/25	1.000%(Q)	4,000	0.473%	111,974	(2,087)	114,061	Morgan Stanley & Co. International PLC
Republic of South Africa (D18)	12/20/25	1.000%(Q)	18,000	2.777%	(1,509,832)	(9,390)	(1,500,442)	Morgan Stanley & Co. International PLC
Republic of Turkey (D18)	12/20/25	1.000%(Q)	24,000	5.562%	(4,696,446)	(12,520)	(4,683,926)	Morgan Stanley & Co. International PLC
Republic of Ukraine (D18)	12/20/25	1.000%(Q)	4,000	6.184%	(874,028)	(2,087)	(871,941)	Morgan Stanley & Co. International PLC
Russian Federation (D18)	12/20/25	1.000%(Q)	12,000	1.056%	(19,889)	(6,260)	(13,629)	Morgan Stanley & Co. International PLC
State of Qatar (D18)	12/20/25	1.000%(Q)	4,000	0.508%	105,085	(2,087)	107,172	Morgan Stanley & Co. International PLC
United Mexican States (D18)	12/20/25	1.000%(Q)	24,000	1.272%	(299,676)	(12,520)	(287,156)	Morgan Stanley & Co. International PLC
Emirate of Abu Dhabi (D19)	12/20/25	1.000%(Q)	1,400	0.509%	36,719	(925)	37,644	Citibank, N.A.
Federation of Malaysia (D19)	12/20/25	1.000%(Q)	2,100	0.477%	58,422	(1,387)	59,809	Citibank, N.A.
Federative Republic of Brazil (D19)	12/20/25	1.000%(Q)	8,400	2.160%	(465,684)	(5,550)	(460,134)	Citibank, N.A.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    167

Schedule of Investments  (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Kingdom of Saudi Arabia (D19)	12/20/25	1.000%(Q)	1,400	0.882%	$9,950	$(925)	$10,875	Citibank, N.A.
People’s Republic of China (D19)	12/20/25	1.000%(Q)	8,400	0.405%	265,155	(5,550)	270,705	Citibank, N.A.
Republic of Argentina (D19)	12/20/25	1.000%(Q)	3,500	11.994%	(1,410,794)	(2,312)	(1,408,482)	Citibank, N.A.
Republic of Chile (D19)	12/20/25	1.000%(Q)	1,400	0.573%	32,092	(925)	33,017	Citibank, N.A.
Republic of Colombia (D19)	12/20/25	1.000%(Q)	3,500	1.255%	(40,717)	(2,312)	(38,405)	Citibank, N.A.
Republic of Indonesia (D19)	12/20/25	1.000%(Q)	5,600	0.988%	9,775	(3,700)	13,475	Citibank, N.A.
Republic of Panama (D19)	12/20/25	1.000%(Q)	1,400	0.698%	23,114	(925)	24,039	Citibank, N.A.
Republic of Peru (D19)	12/20/25	1.000%(Q)	1,400	0.602%	29,996	(925)	30,921	Citibank, N.A.
Republic of Philippines (D19)	12/20/25	1.000%(Q)	1,400	0.473%	39,191	(925)	40,116	Citibank, N.A.
Republic of South Africa (D19)	12/20/25	1.000%(Q)	6,300	2.777%	(528,441)	(4,162)	(524,279)	Citibank, N.A.
Republic of Turkey (D19)	12/20/25	1.000%(Q)	8,400	5.562%	(1,643,756)	(5,550)	(1,638,206)	Citibank, N.A.
Republic of Ukraine (D19)	12/20/25	1.000%(Q)	1,400	6.184%	(305,910)	(925)	(304,985)	Citibank, N.A.
Russian Federation (D19)	12/20/25	1.000%(Q)	4,200	1.056%	(6,961)	(2,775)	(4,186)	Citibank, N.A.
State of Qatar (D19)	12/20/25	1.000%(Q)	1,400	0.508%	36,780	(925)	37,705	Citibank, N.A.

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
United Mexican States (D19)	12/20/25	1.000%(Q)	8,400	1.272%	$(104,887)	$(5,550)	$(99,337)	Citibank, N.A.
Emirate of Abu Dhabi (D21)	12/20/25	1.000%(Q)	2,000	0.509%	52,456	(1,433)	53,889	Goldman Sachs International
Federation of Malaysia (D21)	12/20/25	1.000%(Q)	3,000	0.477%	83,460	(2,149)	85,609	Goldman Sachs International
Federative Republic of Brazil (D21)	12/20/25	1.000%(Q)	12,000	2.160%	(665,262)	(8,598)	(656,664)	Goldman Sachs International
Kingdom of Saudi Arabia (D21)	12/20/25	1.000%(Q)	2,000	0.882%	14,215	(1,433)	15,648	Goldman Sachs International
People’s Republic of China (D21)	12/20/25	1.000%(Q)	12,000	0.405%	378,793	(8,598)	387,391	Goldman Sachs International
Republic of Argentina (D21)	12/20/25	1.000%(Q)	5,000	11.994%	(2,015,420)	(3,582)	(2,011,838)	Goldman Sachs International
Republic of Chile (D21)	12/20/25	1.000%(Q)	2,000	0.573%	45,846	(1,433)	47,279	Goldman Sachs International
Republic of Colombia (D21)	12/20/25	1.000%(Q)	5,000	1.255%	(58,167)	(3,582)	(54,585)	Goldman Sachs International
Republic of Indonesia (D21)	12/20/25	1.000%(Q)	8,000	0.988%	13,964	(5,732)	19,696	Goldman Sachs International
Republic of Panama (D21)	12/20/25	1.000%(Q)	2,000	0.698%	33,020	(1,433)	34,453	Goldman Sachs International
Republic of Peru (D21)	12/20/25	1.000%(Q)	2,000	0.602%	42,851	(1,433)	44,284	Goldman Sachs International
Republic of Philippines (D21)	12/20/25	1.000%(Q)	2,000	0.473%	55,987	(1,433)	57,420	Goldman Sachs International

See Notes to Financial Statements.

PGIM Total Return Bond Fund    169

Schedule of Investments  (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of South Africa (D21)	12/20/25	1.000%(Q)	9,000	2.777%	$(754,916)	$(6,448)	$(748,468)	Goldman Sachs International
Republic of Turkey (D21)	12/20/25	1.000%(Q)	12,000	5.562%	(2,348,223)	(8,598)	(2,339,625)	Goldman Sachs International
Republic of Ukraine (D21)	12/20/25	1.000%(Q)	2,000	6.184%	(437,014)	(1,433)	(435,581)	Goldman Sachs International
Russian Federation (D21)	12/20/25	1.000%(Q)	6,000	1.056%	(9,945)	(4,299)	(5,646)	Goldman Sachs International
State of Qatar (D21)	12/20/25	1.000%(Q)	2,000	0.508%	52,542	(1,433)	53,975	Goldman Sachs International
United Mexican States (D21)	12/20/25	1.000%(Q)	12,000	1.272%	(149,838)	(8,598)	(141,240)	Goldman Sachs International
Emirate of Abu Dhabi (D22)	12/20/25	1.000%(Q)	2,000	0.509%	52,456	(1,433)	53,889	Morgan Stanley & Co. International PLC
Federation of Malaysia (D22)	12/20/25	1.000%(Q)	3,000	0.477%	83,460	(2,149)	85,609	Morgan Stanley & Co. International PLC
Federative Republic of Brazil (D22)	12/20/25	1.000%(Q)	12,000	2.160%	(665,262)	(8,598)	(656,664)	Morgan Stanley & Co. International PLC
Kingdom of Saudi Arabia (D22)	12/20/25	1.000%(Q)	2,000	0.882%	14,215	(1,433)	15,648	Morgan Stanley & Co. International PLC
People’s Republic of China (D22)	12/20/25	1.000%(Q)	12,000	0.405%	378,793	(8,598)	387,391	Morgan Stanley & Co. International PLC

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Argentina (D22)	12/20/25	1.000%(Q)	5,000	11.994%	$(2,015,420)	$(3,582)	$(2,011,838)	Morgan Stanley & Co. International PLC
Republic of Chile (D22)	12/20/25	1.000%(Q)	2,000	0.573%	45,846	(1,433)	47,279	Morgan Stanley & Co. International PLC
Republic of Colombia (D22)	12/20/25	1.000%(Q)	5,000	1.255%	(58,167)	(3,582)	(54,585)	Morgan Stanley & Co. International PLC
Republic of Indonesia (D22)	12/20/25	1.000%(Q)	8,000	0.988%	13,964	(5,732)	19,696	Morgan Stanley & Co. International PLC
Republic of Panama (D22)	12/20/25	1.000%(Q)	2,000	0.698%	33,020	(1,433)	34,453	Morgan Stanley & Co. International PLC
Republic of Peru (D22)	12/20/25	1.000%(Q)	2,000	0.602%	42,851	(1,433)	44,284	Morgan Stanley & Co. International PLC
Republic of Philippines (D22)	12/20/25	1.000%(Q)	2,000	0.473%	55,987	(1,433)	57,420	Morgan Stanley & Co. International PLC
Republic of South Africa (D22)	12/20/25	1.000%(Q)	9,000	2.777%	(754,916)	(6,448)	(748,468)	Morgan Stanley & Co. International PLC
Republic of Turkey (D22)	12/20/25	1.000%(Q)	12,000	5.562%	(2,348,223)	(8,598)	(2,339,625)	Morgan Stanley & Co. International PLC
Republic of Ukraine (D22)	12/20/25	1.000%(Q)	2,000	6.184%	(437,014)	(1,433)	(435,581)	Morgan Stanley & Co. International PLC

See Notes to Financial Statements.

PGIM Total Return Bond Fund    171

Schedule of Investments  (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Russian Federation (D22)	12/20/25	1.000%(Q)	6,000	1.056%	$(9,945)	$(4,299)	$(5,646)	Morgan Stanley & Co. International PLC
State of Qatar (D22)	12/20/25	1.000%(Q)	2,000	0.508%	52,542	(1,433)	53,975	Morgan Stanley & Co. International PLC
United Mexican States (D22)	12/20/25	1.000%(Q)	12,000	1.272%	(149,838)	(8,598)	(141,240)	Morgan Stanley & Co. International PLC
Emirate of Abu Dhabi (D23)	12/20/25	1.000%(Q)	2,000	0.509%	52,456	(1,713)	54,169	Citibank, N.A.
Federation of Malaysia (D23)	12/20/25	1.000%(Q)	3,000	0.477%	83,460	(2,570)	86,030	Citibank, N.A.
Federative Republic of Brazil (D23)	12/20/25	1.000%(Q)	12,000	2.160%	(665,262)	(10,279)	(654,983)	Citibank, N.A.
Kingdom of Saudi Arabia (D23)	12/20/25	1.000%(Q)	2,000	0.882%	14,215	(1,713)	15,928	Citibank, N.A.
People’s Republic of China (D23)	12/20/25	1.000%(Q)	12,000	0.405%	378,793	(10,279)	389,072	Citibank, N.A.
Republic of Argentina (D23)	12/20/25	1.000%(Q)	5,000	11.994%	(2,015,420)	(4,283)	(2,011,137)	Citibank, N.A.
Republic of Chile (D23)	12/20/25	1.000%(Q)	2,000	0.573%	45,846	(1,713)	47,559	Citibank, N.A.
Republic of Colombia (D23)	12/20/25	1.000%(Q)	5,000	1.255%	(58,167)	(4,283)	(53,884)	Citibank, N.A.
Republic of Indonesia (D23)	12/20/25	1.000%(Q)	8,000	0.988%	13,964	(6,852)	20,816	Citibank, N.A.
Republic of Panama (D23)	12/20/25	1.000%(Q)	2,000	0.698%	33,020	(1,713)	34,733	Citibank, N.A.

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Peru (D23)	12/20/25	1.000%(Q)	2,000	0.602%	$42,851	$(1,713)	$44,564	Citibank, N.A.
Republic of Philippines (D23)	12/20/25	1.000%(Q)	2,000	0.473%	55,987	(1,713)	57,700	Citibank, N.A.
Republic of South Africa (D23)	12/20/25	1.000%(Q)	9,000	2.777%	(754,916)	(7,709)	(747,207)	Citibank, N.A.
Republic of Turkey (D23)	12/20/25	1.000%(Q)	12,000	5.562%	(2,348,223)	(10,279)	(2,337,944)	Citibank, N.A.
Republic of Ukraine (D23)	12/20/25	1.000%(Q)	2,000	6.184%	(437,014)	(1,713)	(435,301)	Citibank, N.A.
Russian Federation (D23)	12/20/25	1.000%(Q)	6,000	1.056%	(9,945)	(5,139)	(4,806)	Citibank, N.A.
State of Qatar (D23)	12/20/25	1.000%(Q)	2,000	0.508%	52,542	(1,713)	54,255	Citibank, N.A.
United Mexican States (D23)	12/20/25	1.000%(Q)	12,000	1.272%	(149,838)	(10,279)	(139,559)	Citibank, N.A.
Emirate of Abu Dhabi (D24)	12/20/25	1.000%(Q)	2,000	0.509%	52,456	(1,769)	54,225	Goldman Sachs International
Federation of Malaysia (D24)	12/20/25	1.000%(Q)	3,000	0.477%	83,460	(2,654)	86,114	Goldman Sachs International
Federative Republic of Brazil (D24)	12/20/25	1.000%(Q)	12,000	2.160%	(665,262)	(10,616)	(654,646)	Goldman Sachs International
Kingdom of Saudi Arabia (D24)	12/20/25	1.000%(Q)	2,000	0.882%	14,215	(1,769)	15,984	Goldman Sachs International
People’s Republic of China (D24)	12/20/25	1.000%(Q)	12,000	0.405%	378,793	(10,616)	389,409	Goldman Sachs International
Republic of Argentina (D24)	12/20/25	1.000%(Q)	5,000	11.994%	(2,015,420)	(4,423)	(2,010,997)	Goldman Sachs International

See Notes to Financial Statements.

PGIM Total Return Bond Fund    173

Schedule of Investments  (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Chile (D24)	12/20/25	1.000%(Q)	2,000	0.573%	$45,846	$(1,769)	$47,615	Goldman Sachs International
Republic of Colombia (D24)	12/20/25	1.000%(Q)	5,000	1.255%	(58,167)	(4,423)	(53,744)	Goldman Sachs International
Republic of Indonesia (D24)	12/20/25	1.000%(Q)	8,000	0.988%	13,964	(7,077)	21,041	Goldman Sachs International
Republic of Panama (D24)	12/20/25	1.000%(Q)	2,000	0.698%	33,020	(1,769)	34,789	Goldman Sachs International
Republic of Peru (D24)	12/20/25	1.000%(Q)	2,000	0.602%	42,851	(1,769)	44,620	Goldman Sachs International
Republic of Philippines (D24)	12/20/25	1.000%(Q)	2,000	0.473%	55,987	(1,769)	57,756	Goldman Sachs International
Republic of South Africa (D24)	12/20/25	1.000%(Q)	9,000	2.777%	(754,916)	(7,962)	(746,954)	Goldman Sachs International
Republic of Turkey (D24)	12/20/25	1.000%(Q)	12,000	5.562%	(2,348,223)	(10,616)	(2,337,607)	Goldman Sachs International
Republic of Ukraine (D24)	12/20/25	1.000%(Q)	2,000	6.184%	(437,014)	(1,769)	(435,245)	Goldman Sachs International
Russian Federation (D24)	12/20/25	1.000%(Q)	6,000	1.056%	(9,945)	(5,308)	(4,637)	Goldman Sachs International
State of Qatar (D24)	12/20/25	1.000%(Q)	2,000	0.508%	52,542	(1,769)	54,311	Goldman Sachs International
United Mexican States (D24)	12/20/25	1.000%(Q)	12,000	1.272%	(149,838)	(10,616)	(139,222)	Goldman Sachs International
Emirate of Abu Dhabi (D25)	12/20/25	1.000%(Q)	2,000	0.509%	52,456	(1,769)	54,225	Citibank, N.A.
Federation of Malaysia (D25)	12/20/25	1.000%(Q)	3,000	0.477%	83,460	(2,654)	86,114	Citibank, N.A.

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Federative Republic of Brazil (D25)	12/20/25	1.000%(Q)	12,000	2.160%	$(665,262)	$(10,616)	$(654,646)	Citibank, N.A.
Kingdom of Saudi Arabia (D25)	12/20/25	1.000%(Q)	2,000	0.882%	14,215	(1,769)	15,984	Citibank, N.A.
People’s Republic of China (D25)	12/20/25	1.000%(Q)	12,000	0.405%	378,793	(10,616)	389,409	Citibank, N.A.
Republic of Argentina (D25)	12/20/25	1.000%(Q)	5,000	11.994%	(2,015,420)	(4,423)	(2,010,997)	Citibank, N.A.
Republic of Chile (D25)	12/20/25	1.000%(Q)	2,000	0.573%	45,846	(1,769)	47,615	Citibank, N.A.
Republic of Colombia (D25)	12/20/25	1.000%(Q)	5,000	1.255%	(58,167)	(4,423)	(53,744)	Citibank, N.A.
Republic of Indonesia (D25)	12/20/25	1.000%(Q)	8,000	0.988%	13,964	(7,077)	21,041	Citibank, N.A.
Republic of Panama (D25)	12/20/25	1.000%(Q)	2,000	0.698%	33,020	(1,769)	34,789	Citibank, N.A.
Republic of Peru (D25)	12/20/25	1.000%(Q)	2,000	0.602%	42,851	(1,769)	44,620	Citibank, N.A.
Republic of Philippines (D25)	12/20/25	1.000%(Q)	2,000	0.473%	55,987	(1,769)	57,756	Citibank, N.A.
Republic of South Africa (D25)	12/20/25	1.000%(Q)	9,000	2.777%	(754,916)	(7,962)	(746,954)	Citibank, N.A.
Republic of Turkey (D25)	12/20/25	1.000%(Q)	12,000	5.562%	(2,348,223)	(10,616)	(2,337,607)	Citibank, N.A.
Republic of Ukraine (D25)	12/20/25	1.000%(Q)	2,000	6.184%	(437,014)	(1,769)	(435,245)	Citibank, N.A.
Russian Federation (D25)	12/20/25	1.000%(Q)	6,000	1.056%	(9,945)	(5,308)	(4,637)	Citibank, N.A.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    175

Schedule of Investments  (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
State of Qatar (D25)	12/20/25	1.000%(Q)	2,000	0.508%	$52,542	$(1,769)	$54,311	Citibank, N.A.
United Mexican States (D25)	12/20/25	1.000%(Q)	12,000	1.272%	(149,838)	(10,616)	(139,222)	Citibank, N.A.
Emirate of Abu Dhabi (D26)	12/20/25	1.000%(Q)	2,000	0.509%	52,456	(1,826)	54,282	Citibank, N.A.
Federation of Malaysia (D26)	12/20/25	1.000%(Q)	3,000	0.477%	83,460	(2,738)	86,198	Citibank, N.A.
Federative Republic of Brazil (D26)	12/20/25	1.000%(Q)	12,000	2.160%	(665,262)	(10,953)	(654,309)	Citibank, N.A.
Kingdom of Saudi Arabia (D26)	12/20/25	1.000%(Q)	2,000	0.882%	14,215	(1,826)	16,041	Citibank, N.A.
People’s Republic of China (D26)	12/20/25	1.000%(Q)	12,000	0.405%	378,793	(10,953)	389,746	Citibank, N.A.
Republic of Argentina (D26)	12/20/25	1.000%(Q)	5,000	11.994%	(2,015,420)	(4,564)	(2,010,856)	Citibank, N.A.
Republic of Chile (D26)	12/20/25	1.000%(Q)	2,000	0.573%	45,846	(1,826)	47,672	Citibank, N.A.
Republic of Colombia (D26)	12/20/25	1.000%(Q)	5,000	1.255%	(58,167)	(4,564)	(53,603)	Citibank, N.A.
Republic of Indonesia (D26)	12/20/25	1.000%(Q)	8,000	0.988%	13,964	(7,302)	21,266	Citibank, N.A.
Republic of Panama (D26)	12/20/25	1.000%(Q)	2,000	0.698%	33,020	(1,826)	34,846	Citibank, N.A.
Republic of Peru (D26)	12/20/25	1.000%(Q)	2,000	0.602%	42,851	(1,826)	44,677	Citibank, N.A.
Republic of Philippines (D26)	12/20/25	1.000%(Q)	2,000	0.473%	55,987	(1,826)	57,813	Citibank, N.A.

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value		Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of South Africa (D26)	12/20/25	1.000%(Q)	9,000	2.777%	$(754,916)		$(8,215)	$(746,701)	Citibank, N.A.
Republic of Turkey (D26)	12/20/25	1.000%(Q)	12,000	5.562%	(2,348,223)		(10,953)	(2,337,270)	Citibank, N.A.
Republic of Ukraine (D26)	12/20/25	1.000%(Q)	2,000	6.184%	(437,014)		(1,826)	(435,188)	Citibank, N.A.
Russian Federation (D26)	12/20/25	1.000%(Q)	6,000	1.056%	(9,945)		(5,477)	(4,468)	Citibank, N.A.
State of Qatar (D26)	12/20/25	1.000%(Q)	2,000	0.508%	52,542		(1,826)	54,368	Citibank, N.A.
United Mexican States (D26)	12/20/25	1.000%(Q)	12,000	1.272%	(149,838)		(10,953)	(138,885)	Citibank, N.A.

					$(91,289,990	)$(1,750,558)		$(89,539,432)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on credit indices - Buy Protection(1)**:
CDX.EM.26.V3 (D01)	12/20/21	1.000%(Q)	47,000	$11,212	$(11,987)	$23,199	Barclays Bank PLC
CDX.EM.29.V3 (D02)	06/20/23	1.000%(Q)	70,500	652,616	(2,632)	655,248	Barclays Bank PLC
CDX.EM.29.V3 (D03)	06/20/23	1.000%(Q)	141,000	1,305,232	(53,121)	1,358,353	Barclays Bank PLC
CDX.EM.29.V3 (D04)	06/20/23	1.000%(Q)	164,500	1,522,770	(45,224)	1,567,994	Barclays Bank PLC
CDX.EM.29.V3 (D05)	06/20/23	1.000%(Q)	28,200	261,046	(11,103)	272,149	Barclays Bank PLC
CDX.EM.30.V3 (D06)	12/20/23	1.000%(Q)	79,900	1,203,233	96,588	1,106,645	Barclays Bank PLC
CDX.EM.30.V3 (D07)	12/20/23	1.000%(Q)	94,000	1,415,569	35,626	1,379,943	Citibank, N.A.
CDX.EM.30.V3 (D08)	12/20/23	1.000%(Q)	94,000	1,415,569	47,808	1,367,761	Citibank, N.A.
CDX.EM.30.V3 (D09)	12/20/23	1.000%(Q)	141,000	2,123,353	65,832	2,057,521	Barclays Bank PLC
CDX.EM.30.V3 (D10)	12/20/23	1.000%(Q)	329,000	4,954,490	(90,498)	5,044,988	Barclays Bank PLC
CDX.EM.34.V1 (D13)	12/20/25	1.000%(Q)	100,000	5,479,882	(54,825)	5,534,707	Citibank, N.A.
CDX.EM.34.V1 (D14)	12/20/25	1.000%(Q)	200,000	10,959,764	(109,649)	11,069,413	JPMorgan Chase Bank, N.A.
CDX.EM.32.V3 (D15)	12/20/24	1.000%(Q)	46,500	942,972	—	942,972	Bank of America, N.A.
CDX.EM.34.V1 (D16)	12/20/25	1.000%(Q)	90,000	4,931,894	(44,455)	4,976,349	Citibank, N.A.
CDX.EM.33.V2 (D17)	06/20/25	1.000%(Q)	95,000	2,852,940	(29,732)	2,882,672	Barclays Bank PLC

See Notes to Financial Statements.

PGIM Total Return Bond Fund    177

Schedule of Investments  (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on credit indices - Buy Protection(1)**(cont’d.):
CDX.EM.34.V1 (D18)	12/20/25	1.000%(Q)	200,000	$10,959,764	$(53,813)	$11,013,577	Morgan Stanley & Co. International PLC
CDX.EM.34.V1 (D19)	12/20/25	1.000%(Q)	70,000	3,835,917	46,247	3,789,670	Citibank, N.A.
CDX.EM.34.V1 (D21)	12/20/25	1.000%(Q)	100,000	5,479,882	(27,557)	5,507,439	Goldman Sachs International
CDX.EM.34.V1 (D22)	12/20/25	1.000%(Q)	100,000	5,479,882	(27,557)	5,507,439	Morgan Stanley & Co. International PLC
CDX.EM.34.V1 (D23)	12/20/25	1.000%(Q)	100,000	5,479,882	(13,815)	5,493,697	Citibank, N.A.
CDX.EM.34.V1 (D24)	12/20/25	1.000%(Q)	100,000	5,479,882	(11,058)	5,490,940	Goldman Sachs International
CDX.EM.34.V1 (D25)	12/20/25	1.000%(Q)	100,000	5,479,882	(11,058)	5,490,940	Citibank, N.A.
CDX.EM.34.V1 (D26)	12/20/25	1.000%(Q)	100,000	5,479,882	(8,298)	5,488,180	Citibank, N.A.

				$87,707,515	$(314,281)	$88,021,796

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on credit indices - Sell Protection(2)**:
CDX.EM.31.V2 (D11)	06/20/24	1.000%(Q)	47,000	1.482%	$(746,717)	$(72,337)	$(674,380)	Citibank, N.A.
CDX.EM.31.V2 (D12)	06/20/24	1.000%(Q)	47,000	1.482%	(746,717)	(92,659)	(654,058)	Citibank, N.A.
CDX.EM.33.V2 (D20)	06/20/25	1.000%(Q)	47,500	1.704%	(1,426,470)	(31,352)	(1,395,118)	Citibank, N.A.

					$(2,919,904)	$(196,348)	$(2,723,556)

**

The Fund entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Fund bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The upfront premium is attached to the index of the trade for the Emerging Markets CDX package(s) . Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s). Individual packages in the tables above are denoted by the corresponding footnotes (D01—D26).

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on asset-backed securities - Sell Protection(2)^:
Towd Point Mortgage Trust	07/25/56	0.450%(M)	176,780	*	$13,258	$—	$13,258	Citigroup Global Markets, Inc.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Eskom Holdings SOC Ltd.	06/20/23	1.000%(Q)	15,000	$1,796,183	$1,070,660	$725,523	Goldman Sachs International
Eskom Holdings SOC Ltd.	12/20/23	1.000%(Q)	EUR 39,620	6,522,663	5,729,313	793,350	Deutsche Bank AG
General Electric Co.	12/20/21	1.000%(Q)	3,000	(16,615)	(18,607)	1,992	BNP Paribas S.A.
Kingdom of Spain	03/20/23	1.000%(Q)	EUR 20,000	(496,407)	(406,161)	(90,246)	Deutsche Bank AG
Kingdom of Spain	06/20/23	1.000%(Q)	63,700	(1,340,037)	(962,985)	(377,052)	Bank of America, N.A.
Kingdom of Spain	12/20/23	1.000%(Q)	EUR 100,000	(2,842,981)	(1,949,056)	(893,925)	Bank of America, N.A.
Petroleos Mexicanos	06/20/21	1.000%(Q)	13,500	200,788	37,293	163,495	Citibank, N.A.
Petroleos Mexicanos	12/20/21	1.000%(Q)	6,000	206,070	82,880	123,190	HSBC Bank USA, N.A.
Petroleos Mexicanos	12/20/22	1.000%(Q)	17,000	1,259,684	355,719	903,965	Citibank, N.A.
Petroleos Mexicanos	06/20/24	1.000%(Q)	17,000	2,357,673	1,459,980	897,693	Citibank, N.A.
Republic of Italy	12/20/21	1.000%(Q)	50,000	(461,994)	437,594	(899,588)	HSBC Bank USA, N.A.
Republic of Italy	12/20/23	1.000%(Q)	EUR 89,000	(1,909,465)	258,633	(2,168,098)	Deutsche Bank AG
Republic of Italy	12/20/36	1.000%(Q)	EUR 39,000	117,315	2,827,950	(2,710,635)	Deutsche Bank AG
Republic of Portugal	09/20/23	1.000%(Q)	8,500	(199,483)	(48,507)	(150,976)	Deutsche Bank AG
Safeway, Inc.	03/20/23	5.000%(Q)	10,000	(1,125,898)	(1,025,154)	(100,744)	BNP Paribas S.A.
United Mexican States	06/20/23	1.000%(Q)	19,685	(183,149)	74,816	(257,965)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	19,445	(180,916)	187,299	(368,215)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	6,615	(61,546)	23,650	(85,196)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	6,450	(60,011)	69,574	(129,585)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	6,435	(59,871)	63,734	(123,605)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	3,210	(29,866)	12,193	(42,059)	Citibank, N.A.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    179

Schedule of Investments  (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)(cont’d.):
United Mexican States	12/20/24	1.000%(Q)	31,000	$(25,879)$	(378,564)	$352,685	Barclays Bank PLC
United Mexican States	12/20/24	1.000%(Q)	26,000	(21,705)	(255,958)	234,253	Barclays Bank PLC
United Mexican States	12/20/24	1.000%(Q)	6,250	(5,044)	43,608	(48,652)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)	5,745	(4,636)	33,478	(38,114)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)	4,000	(3,228)	(14,047)	10,819	Citibank, N.A.

				$3,431,645	$7,709,335	$(4,277,690)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Boeing Co.	12/20/21	1.000%(Q)	152,900	1.662%	$(971,917)$	943,244	$(1,915,161)	Bank of America, N.A.
Cemex	06/20/24	5.000%(Q)	13,400	5.196%	(9,064)	839,431	(848,495)	Credit Suisse International
Enbridge, Inc.	06/20/21	1.000%(Q)	42,000	0.339%	226,872	183,401	43,471	Goldman Sachs International
Eskom Holdings SOC Ltd.	12/20/23	1.000%(Q)	45,000	6.030%	(6,277,995)	(5,452,993)	(825,002)	Deutsche Bank AG
Federative Republic of Brazil	12/20/20	1.000%(Q)	65,000	0.589%	111,806	31,272	80,534	BNP Paribas S.A.
Hellenic Republic	06/20/24	1.000%(Q)	20,000	1.113%	(58,176)	(3,096,790)	3,038,614	Citibank, N.A.
Hellenic Republic	06/20/24	1.000%(Q)	13,130	1.113%	(38,193)	(1,943,184)	1,904,991	Barclays Bank PLC
Hellenic Republic	12/20/25	1.000%(Q)	14,840	1.448%	(311,236)	(2,025,870)	1,714,634	Bank of America, N.A.
Israel Electric Corp. Ltd.	12/20/21	1.000%(Q)	35,000	0.347%	302,616	(130,161)	432,777	Barclays Bank PLC

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Israel Electric Corp. Ltd.	06/20/24	1.000%(Q)	ILS 200,000	0.683%	$743,220	$651,711	$91,509	Deutsche Bank AG
Israel Electric Corp. Ltd.	12/20/24	1.000%(Q)	3,000	0.884%	17,748	31,903	(14,155)	Barclays Bank PLC
Kingdom of Saudi Arabia	06/20/21	1.000%(Q)	30,000	0.234%	182,556	122,812	59,744	HSBC Bank USA, N.A.
Kingdom of Saudi Arabia	06/20/22	1.000%(Q)	92,000	0.364%	1,071,557	753,029	318,528	HSBC Bank USA, N.A.
Kingdom of Spain	06/20/21	1.000%(Q)	11,000	0.138%	74,062	45,384	28,678	Goldman Sachs International
Kingdom of Spain	06/20/23	1.000%(Q)	63,700	0.330%	1,204,241	589,524	614,717	Bank of America, N.A.
Kingdom of Spain	06/20/23	1.000%(Q)	25,000	0.330%	472,622	230,744	241,878	Bank of America, N.A.
Kingdom of Spain	12/20/23	1.000%(Q)	114,000	0.378%	2,360,969	1,261,274	1,099,695	Bank of America, N.A.
Kingdom of Spain	12/20/25	1.000%(Q)	11,700	0.594%	254,433	235,610	18,823	JPMorgan Chase Bank, N.A.
Petroleos Mexicanos	12/20/20	1.000%(Q)	15,000	2.910%	(22,958)	(40,994)	18,036	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	16,410	4.930%	(1,569,634)	(554,236)	(1,015,398)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	16,205	4.930%	(1,550,026)	(656,989)	(893,037)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	12,620	4.930%	(1,207,117)	(224,162)	(982,955)	Credit Suisse International
Petroleos Mexicanos	06/20/23	1.000%(Q)	5,515	4.930%	(527,516)	(187,144)	(340,372)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	5,365	4.930%	(513,168)	(222,901)	(290,267)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	5,360	4.930%	(512,690)	(218,658)	(294,032)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	2,730	4.930%	(261,127)	(92,153)	(168,974)	Citibank, N.A.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    181

Schedule of Investments  (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Petroleos Mexicanos	12/20/23	1.000%(Q)	12,000	5.087%	$(1,397,016)$	(692,963)	$(704,053)	Barclays Bank PLC
Petroleos Mexicanos	12/20/24	1.000%(Q)	31,000	5.414%	(4,956,519)	(1,286,022)	(3,670,497)	Barclays Bank PLC
Petroleos Mexicanos	12/20/24	1.000%(Q)	26,000	5.414%	(4,157,081)	(1,123,127)	(3,033,954)	Barclays Bank PLC
Petroleos Mexicanos	12/20/24	1.000%(Q)	6,250	5.414%	(999,472)	(493,595)	(505,877)	Citibank, N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)	5,745	5.414%	(918,715)	(448,430)	(470,285)	Citibank, N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)	4,000	5.414%	(639,662)	(226,374)	(413,288)	Citibank, N.A.
Petroleos Mexicanos	06/20/25	1.000%(Q)	7,000	5.552%	(1,268,206)	(499,091)	(769,115)	Citibank, N.A.
Petroleos Mexicanos	12/20/28	1.000%(Q)	10,000	6.207%	(3,126,693)	(1,423,852)	(1,702,841)	Citibank, N.A.
Republic of Croatia	12/20/20	1.000%(Q)	20,700	0.250%	46,144	22,677	23,467	BNP Paribas S.A.
Republic of Hungary	06/20/24	1.000%(Q)	25,000	0.472%	509,202	563,770	(54,568)	Citibank, N.A.
Republic of Hungary	12/20/24	1.000%(Q)	15,000	0.519%	315,537	335,146	(19,609)	Citibank, N.A.
Republic of Indonesia	12/20/20	1.000%(Q)	42,500	0.217%	95,496	40,906	54,590	Citibank, N.A.
Republic of Italy	12/20/21	1.000%(Q)	50,000	0.461%	366,651	(557,621)	924,272	HSBC Bank USA, N.A.
Republic of Italy	12/20/23	1.000%(Q)	110,000	0.625%	1,417,606	(1,115,913)	2,533,519	Deutsche Bank AG
Republic of Italy	06/20/28	1.000%(Q)	EUR 60,000	0.876%	736,507	(1,875,588)	2,612,095	Deutsche Bank AG
Republic of Kazakhstan	12/20/21	1.000%(Q)	25,000	0.283%	234,733	201,257	33,476	HSBC Bank USA, N.A.
Republic of Kazakhstan	06/20/22	1.000%(Q)	5,000	0.345%	59,814	55,959	3,855	HSBC Bank USA, N.A.
Republic of Portugal	09/20/21	1.000%(Q)	13,500	0.159%	117,578	58,298	59,280	Deutsche Bank AG
Republic of Portugal	06/20/23	1.000%(Q)	10,000	0.262%	207,095	8,050	199,045	Bank of America, N.A.
Republic of Serbia	06/20/21	1.000%(Q)	20,000	0.373%	103,660	94,433	9,227	BNP Paribas S.A.

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value		Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Republic of Serbia	06/20/21	1.000%(Q)	16,000	0.373%	$82,928		$65,159	$17,769	BNP Paribas S.A.
Republic of Serbia	06/20/21	1.000%(Q)	15,000	0.373%	77,745		70,721	7,024	BNP Paribas S.A.
Republic of Serbia	06/20/21	1.000%(Q)	10,000	0.373%	51,830		47,165	4,665	BNP Paribas S.A.
Republic of Uruguay	06/20/21	1.000%(Q)	750	0.760%	2,016		(2,889)	4,905	Citibank, N.A.
Republic of Latvia	03/20/24	1.000%(Q)	18,000	0.437%	364,176		249,629	114,547	HSBC Bank USA, N.A.
Russian Federation	12/20/20	1.000%(Q)	21,160	0.222%	48,005		18,886	29,119	Citibank, N.A.
State of Illinois	06/20/21	1.000%(Q)	5,000	2.481%	(40,935)		(7,400)	(33,535)	Citibank, N.A.
State of Illinois	12/20/21	1.000%(Q)	8,000	2.473%	(120,475)		(12,902)	(107,573)	Citibank, N.A.
State of Illinois	06/20/24	1.000%(Q)	30,010	2.759%	(1,620,607)		(276,471)	(1,344,136)	Citibank, N.A.
United Mexican States	12/20/23	1.000%(Q)	15,000	0.771%	124,812		(138,929)	263,741	Barclays Bank PLC
Verizon Communications, Inc.	12/20/20	1.000%(Q)	100,000	0.168%	234,420		39,146	195,274	Morgan Stanley & Co. International PLC

					$(20,857,541	)$(17,236,861)		$(3,620,680)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.NA.HY.25.V16	12/20/20	5.000%(Q)	90,695	1.152%	$294,486	$ 1,010,066	$715,580
CDX.NA.HY.34.V9	06/20/25	5.000%(Q)	1,289,208	3.946%	(11,086,363)	63,102,232	74,188,595
CDX.NA.HY.35.V1	12/20/25	5.000%(Q)	1,022,000	4.215%	42,462,047	41,392,297	(1,069,750)
CDX.NA.IG.34.V1	06/20/25	1.000%(Q)	1,007,000	0.906%	5,656,330	5,428,636	(227,694)

					$37,326,500	$110,933,231	$73,606,731

See Notes to Financial Statements.

PGIM Total Return Bond Fund    183

Schedule of Investments  (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value		Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on credit indices - Buy Protection(1):
CMBX.NA.10.AAA	11/17/59	0.500%(M)	131,000	$(1,104,730	)$1,442,956		$(2,547,686)	Deutsche Bank AG

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.BEIJING 1Y
30%—100%^	12/20/20	0.000%	383,052	*	$(18,383)	$(29,951)	$11,568	Citibank, N.A.
CDX.EM.24.V3	12/20/20	1.000%(Q)	18,400	0.676%	29,404	13,640	15,764	Citibank, N.A.
CDX.EM.26.V3	12/20/21	1.000%(Q)	23,500	1.120%	(5,606)	32,240	(37,846)	Citibank, N.A.
CDX.EM.26.V3	12/20/21	1.000%(Q)	8,930	1.120%	(2,130)	24,863	(26,993)	Citibank, N.A.
CDX.MADRID 1.4Y
30%—100%	06/20/21	0.000%	317,618	*	(115,518)	(106,942)	(8,576)	Citibank, N.A.
CMBX.NA.6.AA	05/11/63	1.500%(M)	16,000	*	(56,423)	174,927	(231,350)	Deutsche Bank AG
CMBX.NA.6.AA	05/11/63	1.500%(M)	16,000	*	(56,423)	(56,086)	(337)	Deutsche Bank AG

					$(225,079)$	52,691	$(277,770)

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced

See Notes to Financial Statements.

index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at October 31, 2020:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
AUD	270,800	02/13/30	1.210%(S)	6 Month BBSW(2)(S)	$(1,157)	$8,987,591	$8,988,748
BRL	948,728	01/02/25	5.902%(T)	1 Day BROIS(2)(T)	—	(566,133)	(566,133)
BRL	255,532	01/02/25	6.640%(T)	1 Day BROIS(2)(T)	—	1,684,460	1,684,460
BRL	283,704	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	1,964,266	1,964,266
BRL	35,418	01/04/27	6.455%(T)	1 Day BROIS(2)(T)	—	(147,169)	(147,169)
BRL	232,214	01/04/27	6.912%(T)	1 Day BROIS(2)(T)	—	512,232	512,232
CNH	623,660	06/14/24	2.900%(Q)	7 Day China Fixing Repo Rate(2)(Q)	1,609	1,232,832	1,231,223
CNH	1,716,000	06/28/24	2.901%(Q)	7 Day China Fixing Repo Rate(2)(Q)	—	3,344,114	3,344,114

See Notes to Financial Statements.

PGIM Total Return Bond Fund    185

Schedule of Investments  (continued)

as of October 31, 2020

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CNH	945,500	07/01/24	2.900%(Q)	7 Day China Fixing Repo Rate(2)(Q)	$(1,276)	$1,860,018	$1,861,294
CNH	375,000	08/09/24	2.705%(Q)	7 Day China Fixing Repo Rate(2)(Q)	(867)	367,556	368,423
CNH	50,100	09/19/24	2.940%(Q)	7 Day China Fixing Repo Rate(2)(Q)	(36)	112,405	112,441
CNH	200,000	10/11/24	2.880%(Q)	7 Day China Fixing Repo Rate(2)(Q)	(436)	374,146	374,582
CNH	13,700	12/05/24	2.940%(Q)	7 Day China Fixing Repo Rate(2)(Q)	(22)	31,927	31,949
COP	113,200,000	02/13/25	4.540%(Q)	1 Day COOIS(2)(Q)	—	2,088,409	2,088,409
COP	176,513,000	02/18/25	4.505%(Q)	1 Day COOIS(2)(Q)	—	2,930,315	2,930,315
COP	55,000,000	02/20/25	4.540%(Q)	1 Day COOIS(2)(Q)	—	1,007,949	1,007,949
COP	28,200,000	02/13/27	4.770%(Q)	1 Day COOIS(2)(Q)	—	575,705	575,705
COP	53,420,000	09/21/27	3.680%(Q)	1 Day COOIS(2)(Q)	—	8,995	8,995
COP	124,700,000	02/18/30	5.072%(Q)	1 Day COOIS(2)(Q)	—	2,462,310	2,462,310
COP	87,251,000	02/18/30	5.081%(Q)	1 Day COOIS(2)(Q)	—	1,739,742	1,739,742
COP	50,000,000	02/19/30	5.070%(Q)	1 Day COOIS(2)(Q)	—	1,067,017	1,067,017
COP	42,300,000	02/21/30	5.090%(Q)	1 Day COOIS(2)(Q)	—	917,898	917,898
COP	22,340,000	09/21/30	4.315%(Q)	1 Day COOIS(2)(Q)	—	28,094	28,094
EUR	268,055	05/11/23	(0.100)%(A)	1 Day EONIA(1)(A)	(1,506,706)	(4,342,190)	(2,835,484)
GBP	68,465	05/08/24	0.950%(A)	1 Day SONIA(1)(A)	269,446	(3,450,610)	(3,720,056)
GBP	75,055	05/08/25	1.000%(A)	1 Day SONIA(1)(A)	(209,393)	(4,870,484)	(4,661,091)
GBP	34,000	05/08/27	1.050%(A)	1 Day SONIA(1)(A)	(67,655)	(3,045,796)	(2,978,141)

See Notes to Financial Statements.

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
GBP	4,000	05/08/28	1.100%(A)	1 Day SONIA(1)(A)	$(20,705)	$(414,787)	$(394,082)
GBP	33,705	10/22/28	0.680%(A)	1 Day SONIA(1)(A)	—	(1,960,582)	(1,960,582)
GBP	24,915	05/08/29	1.100%(A)	1 Day SONIA(1)(A)	(217,938)	(2,799,241)	(2,581,303)
GBP	40,000	05/08/30	1.100%(A)	1 Day SONIA(1)(A)	(2,744,672)	(4,793,301)	(2,048,629)
GBP	63,100	05/08/32	1.150%(A)	1 Day SONIA(1)(A)	(1,869,633)	(8,957,577)	(7,087,944)
GBP	29,445	05/08/39	1.250%(A)	1 Day SONIA(1)(A)	(3,114,118)	(6,442,559)	(3,328,441)
HUF	4,459,000	02/13/30	1.595%(A)	6 Month BUBOR(2)(S)	—	122,067	122,067
HUF	69,833,000	02/14/30	1.605%(A)	6 Month BUBOR(2)(S)	—	2,113,300	2,113,300
HUF	19,737,000	02/18/30	1.803%(A)	6 Month BUBOR(2)(S)	—	1,762,689	1,762,689
JPY	70,964,780	12/17/20	0.015%(S)	6 Month JPY LIBOR(1)(S)	—	(92,151)	(92,151)
NZD	95,800	02/14/30	1.523%(S)	3 Month BBR(2)(Q)	—	6,363,162	6,363,162
	139,700	02/14/30	1.382%(A)	1 Day USOIS(1)(A)	—	(11,085,317)	(11,085,317)
ZAR	5,163,500	07/07/25	5.160%(Q)	3 Month JIBAR(1)(Q)	(170,610)	(6,365,780)	(6,195,170)
ZAR	665,300	08/03/25	5.075%(Q)	3 Month JIBAR(1)(Q)	(928)	(707,115)	(706,187)
ZAR	1,248,900	02/11/30	7.481%(Q)	3 Month JIBAR(2)(Q)	(54,346)	4,359,372	4,413,718
ZAR	1,784,300	02/28/30	7.500%(Q)	3 Month JIBAR(2)(Q)	(529,429)	6,077,657	6,607,086
ZAR	912,400	03/02/30	7.625%(Q)	3 Month JIBAR(2)(Q)	24,715	3,587,157	3,562,442
ZAR	1,036,600	03/12/30	7.840%(Q)	3 Month JIBAR(2)(Q)	(9,216)	5,002,775	5,011,991
ZAR	682,100	03/12/30	7.900%(Q)	3 Month JIBAR(2)(Q)	(6,318)	3,479,373	3,485,691
ZAR	2,973,300	03/18/30	10.650%(Q)	3 Month JIBAR(2)(Q)	—	6,324,769	6,324,769
ZAR	379,200	03/27/30	9.150%(Q)	3 Month JIBAR(2)(Q)	(7,339)	4,038,774	4,046,113

See Notes to Financial Statements.

PGIM Total Return Bond Fund    187

Schedule of Investments  (continued)

as of October 31, 2020

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
ZAR	307,400	04/01/30	8.600%(Q)	3 Month JIBAR(2)(Q)	$(1,313)	$2,487,150	$2,488,463
ZAR	1,359,800	04/03/30	9.300%(Q)	3 Month JIBAR(2)(Q)	(27,346)	15,309,535	15,336,881
ZAR	312,800	06/12/30	7.250%(Q)	3 Month JIBAR(2)(Q)	(18,626)	552,522	571,148
ZAR	3,093,400	07/07/30	7.040%(Q)	3 Month JIBAR(2)(Q)	(86,292)	1,637,983	1,724,275
ZAR	395,800	08/03/30	7.030%(Q)	3 Month JIBAR(2)(Q)	(11,164)	289,089	300,253

					$(10,381,771)	$36,764,563	$47,146,334

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements:
ZAR	166,800	09/22/42	8.020%(Q)	3 Month JIBAR(2)(Q)	$(270,200)	$—	$(270,200)	Citibank, N.A.
ZAR	259,070	10/09/42	8.320%(Q)	3 Month JIBAR(2)(Q)	71,780	(1,129)	72,909	Citibank, N.A.
ZAR	256,475	10/19/42	8.320%(Q)	3 Month JIBAR(2)(Q)	48,991	—	48,991	Citibank, N.A.
ZAR	328,000	11/28/42	8.585%(Q)	3 Month JIBAR(2)(Q)	783,271	—	783,271	Citibank, N.A.
ZAR	156,655	09/22/47	7.890%(Q)	3 Month JIBAR(1)(Q)	496,161	—	496,161	Citibank, N.A.
ZAR	245,000	10/09/47	8.200%(Q)	3 Month JIBAR(1)(Q)	261,241	974	260,267	Citibank, N.A.
ZAR	242,720	10/19/47	8.200%(Q)	3 Month JIBAR(1)(Q)	278,452	—	278,452	Citibank, N.A.
ZAR	311,000	11/28/47	8.470%(Q)	3 Month JIBAR(1)(Q)	(371,659)	—	(371,659)	Citibank, N.A.

					$1,298,037	$(155)	$1,298,192

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

Total return swap agreements outstanding at October 31, 2020:

Reference Entity	Financing Rate		Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
IOS. FN30.450.10 Index(M)	1 Month LIBOR	(M)	Credit Suisse International	1/12/41	11,617	$13,298	$(32,757)	$46,055
IOS. FN30.500.10 Index(M)	1 Month LIBOR	(M)	JPMorgan Securities LLC	1/12/41	1,040	1,612	(3,025)	4,637
The Bloomberg Barclays US CMBS: Erisa Eligible Index(M)	1 Month LIBOR minus 40 bps	(M)	Barclays Bank PLC	4/01/21	110,867	(443,539)	—	(443,539)
The Bloomberg Barclays US CMBS: Erisa Eligible Index(M)	1 Month LIBOR minus 15 bps	(M)	Barclays Bank PLC	5/01/21	18,000	(72,011)	—	(72,011)

						$(500,640)	$(35,782)	$(464,858)

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$22,637,466	$(32,869,619)	$138,832,802	$(149,936,998)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$428,075,852
J.P. Morgan Securities LLC	36,389	327,060,415

Total	$36,389	$755,136,267

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    189

Schedule of Investments  (continued)

as of October 31, 2020

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$532,317,790	$23,788,054
Collateralized Loan Obligations.	—	7,553,446,303	—
Consumer Loans	—	830,867,535	—
Credit Cards	—	98,772,252	—
Home Equity Loans	—	25,289,639	—
Other	—	216,234,021	—
Residential Mortgage-Backed Securities	—	527,871,630	—
Small Business Loan	—	9,790	—
Student Loans	—	969,511,848	—
Bank Loans	—	555,087,660	115,111,704
Certificate of Deposit.	—	50,060,667	—
Commercial Mortgage-Backed Securities	—	7,875,310,505	—
Convertible Bond	—	13,278	—
Corporate Bonds	—	23,268,109,716	23,005,750
Municipal Bonds.	—	497,233,584	—
Residential Mortgage-Backed Securities	—	2,817,452,545	661,508,835
Sovereign Bonds	—	7,259,026,562	—
U.S. Government Agency Obligations.	—	836,117,914	—
U.S. Treasury Obligations	—	4,040,465,779	—
Common Stocks	1,006,672	—	—
Exchange-Traded Funds	30,971,245	—	—
Preferred Stocks	9,536,200	—	—
Affiliated Mutual Funds	6,734,191,174	—	—
Options Purchased	—	33,026,969	—

Total	$6,775,705,291	$57,986,225,987	$823,414,343

Liabilities
Options Written	$—	$(236,248)	$(32,730)

Other Financial Instruments*
Assets
Futures Contracts.	$48,311,821	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	120,850,572	—
OTC Packaged Credit Default Swap Agreements	—	114,679,641	—
Centrally Cleared Credit Default Swap Agreements	—	74,904,175	—
OTC Credit Default Swap Agreements	—	24,708,437	13,258
Centrally Cleared Interest Rate Swap Agreements	—	97,534,214	—

See Notes to Financial Statements.

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Assets (continued)
OTC Interest Rate Swap Agreements	$—	$1,939,896	$—
OTC Total Return Swap Agreements.	—	14,910	—

Total	$48,311,821	$434,631,845	$13,258

Liabilities
Futures Contracts.	$(312,216,629)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(90,794,842)	—
OTC Cross Currency Exchange Contracts	—	(32,368)	—
OTC Packaged Credit Default Swap Agreements	—	(118,070,940)	—
Centrally Cleared Credit Default Swap Agreements	—	(1,297,444)	—
OTC Credit Default Swap Agreements	—	(43,445,759)	(18,383)
Centrally Cleared Interest Rate Swap Agreements	—	(50,387,880)	—
OTC Interest Rate Swap Agreements	—	(641,859)	—
OTC Total Return Swap Agreements.	—	(515,550)	—

Total	$(312,216,629)	$(305,186,642)	$(18,383)

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities- Automobiles	Asset-Backed Securities- Residential Mortgage-Backed Securities	Bank Loans	Corporate Bonds
Balance as of 10/31/19	$—	$123,042,860	$116,870,913	$44,081,530
Realized gain (loss)	—	—	—	344,206
Change in unrealized appreciation (depreciation)	(407,455)	—	(14,392,723)	(105,985)
Purchases/Exchanges/Issuances.	24,195,509	—	12,626,012	—
Sales/Paydowns	—	(123,042,860)	—	(21,882,412)
Accrued discount/premium	—	—	7,502	728,071
Transfers into Level 3	—	—	—	—
Transfers out of Level 3.	—	—	—	(159,660)

Balance as of 10/31/20	$23,788,054	$—	$115,111,704	$23,005,750

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(407,455)	$—	$(14,392,723)	$(105,985)

See Notes to Financial Statements.

PGIM Total Return Bond Fund    191

Schedule of Investments  (continued)

as of October 31, 2020

	Residential Mortgage-Backed Securities	Options Written	U.S. Government Agency Obligations	OTC Credit Default Swap Agreements
Balance as of 10/31/19	$374,914,000	$(8,747,893)	$20,150,127	$—
Realized gain (loss)	—	963,008	—	—
Change in unrealized appreciation (depreciation)	(2,064,403)	7,744,674	—	(5,125)
Purchases/Exchanges/Issuances	414,850,000	—	—	—
Sales/Paydowns	(126,190,762)	7,481	—	—
Accrued discount/premium	—	—	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	(20,150,127)	—

Balance as of 10/31/20	$661,508,835	$(32,730)	$—	$(5,125)

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(2,064,403)	$8,695,023	$—	$(5,125)

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of October 31, 2020	Valuation Methodology	Unobservable Inputs
Asset-Backed Securities - Automobiles	$ 23,788,054	Market Approach	Single Broker Indicative Quote
Bank Loans	90,131,174	Market Approach	Adjusted Comparable Bond Spread
Bank Loans	24,980,530	Market Approach	Single Broker Indicative Quote
Corporate Bonds	23,005,750	Market Approach	Single Broker Indicative Quote
Residential Mortgage-Backed Securities	661,508,835	Market Approach	Single Broker Indicative Quote
Options Written	(32,730)	Market Approach	Single Broker Indicative Quote
OTC Credit Default Swap Agreements	(5,125)	Market Approach	Single Broker Indicative Quote

	$823,376,488

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Corporate Bonds	$159,660	L3 to L2	Single Broker Indicative Quote to Evaluated Bid
U.S. Government Agency Obligations	$20,150,127	L3 to L2	Comparable Security Data to Evaluated Bid

See Notes to Financial Statements.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2020 were as follows (unaudited):

Commercial Mortgage-Backed Securities	13.0%
Collateralized Loan Obligations	12.4
Sovereign Bonds	11.9
Affiliated Mutual Funds (7.9% represents investments purchased with collateral from securities on loan)	11.1
Banks	9.9
U.S. Treasury Obligations	6.7
Residential Mortgage-Backed Securities	6.6
Pharmaceuticals	2.8
Electric	2.7
Oil & Gas	2.4
Telecommunications	1.9
Student Loans	1.6
Healthcare-Services	1.5
Media	1.5
Pipelines	1.4
U.S. Government Agency Obligations	1.4
Consumer Loans	1.4
Chemicals	1.3
Commercial Services	1.0
Auto Manufacturers	1.0
Retail	1.0
Automobiles	0.9
Foods	0.8
Municipal Bonds	0.8
Semiconductors	0.8
Diversified Financial Services	0.7
Aerospace & Defense	0.7
Transportation	0.7
Insurance	0.7
Software	0.7
Multi-National	0.6
Real Estate Investment Trusts (REITs)	0.5
Airlines	0.5
Healthcare-Products	0.5
Beverages	0.4
Agriculture	0.4
Other	0.3
Machinery-Diversified	0.3
Miscellaneous Manufacturing	0.3
Building Materials	0.2
Computers	0.2

Gas	0.2%
Lodging	0.2
Entertainment	0.2
Home Builders	0.2
Credit Cards	0.2
Apparel	0.2
Auto Parts & Equipment	0.1
Mining	0.1
Iron/Steel	0.1
Packaging & Containers	0.1
Household Products/Wares	0.1
Engineering & Construction	0.1
Certificate of Deposit	0.1
Electrical Components & Equipment	0.1
Leisure Time	0.1
Forest Products & Paper	0.1
Exchange-Traded Funds	0.1
Machinery-Construction & Mining	0.1
Internet	0.0	*
Options Purchased	0.0	*
Biotechnology	0.0	*
Real Estate	0.0	*
Home Equity Loans	0.0	*
Housewares	0.0	*
Trucking & Leasing	0.0	*
Oil & Gas Services	0.0	*
Holding Companies-Diversified	0.0	*
Electronics	0.0	*
Water	0.0	*
Capital Markets	0.0	*
Savings & Loans	0.0	*
Advertising	0.0	*
Textiles	0.0	*
Office/Business Equipment	0.0	*
Distribution/Wholesale	0.0	*
Oil, Gas & Consumable Fuels	0.0	*
Energy-Alternate Sources	0.0	*

See Notes to Financial Statements.

PGIM Total Return Bond Fund    193

Schedule of Investments  (continued)

as of October 31, 2020

Industry Classification (continued):

Small Business Loan	0.0	*%

	107.9
Options Written	(0.0	)*
Liabilities in excess of other assets	(7.9)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2020 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$74,904,175	*	Due from/to broker-variation margin swaps	$1,297,444	*
Credit contracts	Premiums paid for OTC swap agreements	22,636,492		Premiums received for OTC swap agreements	32,832,708
Credit contracts	—	—		Options written outstanding, at value	51,249
Credit contracts	Unrealized appreciation on OTC swap agreements	136,842,059		Unrealized depreciation on OTC swap agreements	148,779,589
Foreign exchange contracts	—	—		Unrealized depreciation on OTC cross currency exchange contracts	32,368
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	120,850,572		Unrealized depreciation on OTC forward foreign currency exchange contracts	90,794,842
Interest rate contracts	Due from/to broker-variation margin futures	48,311,821	*	Due from/to broker-variation margin futures	312,216,629	*

See Notes to Financial Statements.

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin swaps	$97,534,214	*	Due from/to broker-variation margin swaps	$50,387,880	*
Interest rate contracts	Premiums paid for OTC swap agreements	974		Premiums received for OTC swap agreements	36,911
Interest rate contracts	Unaffiliated investments	33,026,969		Options written outstanding, at value	217,729
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,990,743		Unrealized depreciation on OTC swap agreements	1,157,409

		$536,098,019			$637,804,758

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(178,025,431)	$(71,765,534)	$—	$—	$118,895,504
Foreign exchange contracts	—	—	—	(234,148,096)	—
Interest rate contracts	3,196,731	696,448	1,528,162,836	—	(1,506,531,673)

Total	$(174,828,700)	$(71,069,086)	$1,528,162,836	$(234,148,096)	$(1,387,636,169)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$1,284,928	$(2,942,496)	$—	$—	$41,369,534
Foreign exchange contracts	—	—	—	102,950,103	—
Interest rate contracts	19,719,609	7,949,672	(226,587,806)	—	1,060,985,398

Total	$21,004,537	$5,007,176	$(226,587,806)	$102,950,103	$1,102,354,932

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    195

Schedule of Investments  (continued)

as of October 31, 2020

For the year ended October 31, 2020, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$7,534,381	$4,798,928,514	$19,546,076,742	$27,136,547,888	$3,484,122,722

Forward Foreign Currency Exchange Contracts— Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)
$8,291,114,975	$27,627,571	$18,685,674,545

Credit Default Swap Agreements— Buy Protection(2)	Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)
$6,283,667,342	$10,208,005,995	$1,612,530,267

(1)	Cost.
(2)	Notional Amount in USD. (3) Value at Settlement Date. (4) Value at Trade Date.

Average	volume is based on average quarter end balances as noted for the year ended October 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$4,712,956,947	$(4,712,956,947)	$ —

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$ 42,094,850	$ (10,761,859)	$ 31,332,991	$(30,868,063)	$464,928

See Notes to Financial Statements.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Barclays Bank PLC	$63,152,953	$(49,659,835)	$13,493,118	$(12,310,000)	$1,183,118
BNP Paribas S.A.	3,885,275	(3,007,324)	877,951	(746,389)	131,562
Citibank, N.A.	78,000,230	(111,547,741)	(33,547,511)	33,547,511	—
Citigroup Global Markets, Inc.	13,258	—	13,258	—	13,258
Credit Suisse International	2,086,249	(4,675,959)	(2,589,710)	2,527,864	(61,846)
Deutsche Bank AG	17,575,065	(17,897,307)	(322,242)	322,242	—
Goldman Sachs International	16,619,702	(14,633,916)	1,985,786	(1,985,786)	—
HSBC Bank USA, N.A.	33,765,767	(8,730,681)	25,035,086	(25,035,086)	—
JPMorgan Chase Bank, N.A.	28,780,477	(25,221,144)	3,559,333	(3,559,333)	—
JPMorgan Securities LLC	4,637	(3,025)	1,612	—	1,612
Morgan Stanley & Co. International PLC	21,595,385	(26,991,477)	(5,396,092)	4,294,048	(1,102,044)
The Toronto-Dominion Bank	675,850	(173,964)	501,886	(501,886)	—
UBS AG	7,098,111	(598,573)	6,499,538	(6,499,538)	—

	$315,347,809	$(273,902,805)	$41,445,004	$(40,814,416)	$630,588

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    197

Statement of Assets and Liabilities

as of October 31, 2020

Assets
Investments at value, including securities on loan of $4,712,956,947:
Unaffiliated investments (cost $56,703,589,557)	$58,851,154,447
Affiliated investments (cost $6,726,125,158)	6,734,191,174
Cash	30,112,640
Foreign currency, at value (cost $6,219,603)	6,215,235
Dividends and interest receivable	394,348,412
Receivable for Fund shares sold	155,692,589
Unrealized appreciation on OTC swap agreements	138,832,802
Unrealized appreciation on OTC forward foreign currency exchange contracts	120,850,572
Premiums paid for OTC swap agreements	22,637,466
Receivable for investments sold	14,432,638
Deposit with broker for centrally cleared/exchange-traded derivatives	36,389
Prepaid expenses	377,996

Total Assets	66,468,882,360

Liabilities
Payable to broker for collateral for securities on loan	4,819,452,087
Payable for investments purchased	358,194,980
Payable for Fund shares reacquired	166,721,646
Unrealized depreciation on OTC swap agreements	149,936,998
Unrealized depreciation on OTC forward foreign currency exchange contracts	90,794,842
Premiums received for OTC swap agreements	32,869,619
Management fee payable	18,666,103
Accrued expenses and other liabilities	17,396,159
Cash segregated from counterparty—OTC	15,870,000
Due to broker—variation margin futures	11,374,458
Dividends payable	9,498,851
Distribution fee payable	1,966,225
Due to broker—variation margin swaps	1,542,238
Affiliated transfer agent fee payable	339,027
Options written outstanding, at value (proceeds received $4,638,083)	268,978
Directors’ fees payable	61,450
Unrealized depreciation on OTC cross currency exchange contracts	32,368
Affiliated shareholder servicing fees payable	4,868

Total Liabilities	5,694,990,897

Net Assets	$60,773,891,463

Net assets were comprised of:
Common stock, at par	$4,128,220
Paid-in capital in excess of par	59,765,008,881
Total distributable earnings (loss)	1,004,754,362

Net assets, October 31, 2020	$60,773,891,463

See Notes to Financial Statements.

Class A
Net asset value and redemption price per share, ($5,060,608,168 ÷ 342,831,580 shares of common stock issued and outstanding)	$14.76
Maximum sales charge (3.25% of offering price)	0.50

Maximum offering price to public	$15.26

Class C
Net asset value, offering price and redemption price per share, ($763,704,506 ÷ 51,796,244 shares of common stock issued and outstanding)	$14.74

Class R
Net asset value, offering price and redemption price per share, ($522,644,909 ÷ 35,341,793 shares of common stock issued and outstanding)	$14.79

Class Z
Net asset value, offering price and redemption price per share, ($32,816,831,227 ÷ 2,231,060,505 shares of common stock issued and outstanding)	$14.71

Class R2
Net asset value, offering price and redemption price per share, ($87,499,107 ÷ 5,943,391 shares of common stock issued and outstanding)	$14.72

Class R4
Net asset value, offering price and redemption price per share, ($121,777,613 ÷ 8,270,036 shares of common stock issued and outstanding)	$14.73

Class R6
Net asset value, offering price and redemption price per share, ($21,400,825,933 ÷ 1,452,976,262 shares of common stock issued and outstanding)	$14.73

See Notes to Financial Statements.

PGIM Total Return Bond Fund    199

Statement of Operations

Year Ended October 31, 2020

Net Investment Income (Loss)
Income
Interest income	$1,732,823,757
Affiliated dividend income	24,095,943
Income from securities lending, net (including affiliated income of $10,157,144)	11,630,436
Unaffiliated dividend income (net of $6,755 foreign withholding tax)	1,920,547

Total income	1,770,470,683

Expenses
Management fee	214,777,319
Distribution fee(a)	23,162,735
Shareholder servicing fees (including affiliated expense of $53,591)(a)	171,582
Transfer agent’s fees and expenses (including affiliated expense of $2,283,415)(a)	42,814,326
Custodian and accounting fees	4,135,690
Shareholders’ reports	3,862,032
SEC registration fees	1,520,597
Registration fees(a)	1,462,396
Directors’ fees	834,321
Legal fees and expenses	303,624
Audit fee	67,161
Miscellaneous	572,756

Total expenses	293,684,539
Less: Fee waiver and/or expense reimbursement(a)	(15,399,871)
Distribution fee waiver(a)	(1,315,124)

Net expenses	276,969,544

Net investment income (loss)	1,493,501,139

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(14,753,802))	(538,578,352)
Affiliated net capital gain distributions received	1,027,419
Futures transactions	1,528,162,836
Forward and cross currency contract transactions	(234,148,096)
Options written transactions	(71,069,086)
Swap agreement transactions	(1,387,636,169)
Foreign currency transactions	(40,716,098)

(742,957,546)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $10,137,526)	831,273,305
Futures	(226,587,806)
Forward and cross currency contracts	102,950,103
Options written	5,007,176
Swap agreements	1,102,354,932
Foreign currencies	1,058,534

1,816,056,244

Net gain (loss) on investment and foreign currency transactions	1,073,098,698

Net Increase (Decrease) In Net Assets Resulting From Operations	$2,566,599,837

See Notes to Financial Statements.

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	11,736,497	36,713	7,278,852	3,917,837	—	192,836	—	—
Shareholder servicing fees	—	—	—	—	—	75,370	96,212	—
Transfer agent’s fees and expenses	6,577,309	16,332	571,286	693,796	34,505,660	119,893	152,648	177,402
Registration fees	181,632	30,989	61,066	41,829	682,286	40,638	40,338	383,618
Fee waiver and/or expense reimbursement	(1,766,481)	(43,545)	(100,897)	(182,342)	(9,793,424)	(53,871)	(55,053)	(3,404,258)
Distribution fee waiver	—	(9,178)	—	(1,305,946)	—	—	—	—

See Notes to Financial Statements.

PGIM Total Return Bond Fund    201

Statements of Changes in Net Assets

	Year Ended October 31,

	2020	2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,493,501,139	$1,297,455,736
Net realized gain (loss) on investment and foreign currency transactions	(743,984,965)	2,656,673,674
Affiliated net capital gain distributions received	1,027,419	—
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,816,056,244	1,063,382,705

Net increase (decrease) in net assets resulting from operations	2,566,599,837	5,017,512,115

Dividends and Distributions
Distributions from distributable earnings
Class A	(289,103,385)	(145,982,727)
Class B	(341,096)	(446,694)
Class C	(39,691,753)	(16,897,606)
Class R	(32,201,581)	(19,563,525)
Class Z	(1,867,463,053)	(784,352,038)
Class R2	(4,695,378)	(1,203,960)
Class R4	(5,260,220)	(1,177,344)
Class R6	(1,331,905,013)	(647,913,854)

	(3,570,661,479)	(1,617,537,748)

Tax return of capital distributions
Class A	(2,018,933)	—
Class B	(2,382)	—
Class C	(277,185)	—
Class R	(224,878)	—
Class Z	(13,041,298)	—
Class R2	(32,790)	—
Class R4	(36,734)	—
Class R6	(9,301,266)	—

	(24,935,466)	—

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	27,196,793,087	20,061,650,102
Net asset value of shares issued in reinvestment of dividends and distributions	3,382,876,540	1,530,218,682
Cost of shares reacquired	(18,704,807,669)	(10,441,687,827)

Net increase (decrease) in net assets from Fund share transactions	11,874,861,958	11,150,180,957

Total increase (decrease)	10,845,864,850	14,550,155,324

Net Assets:
Beginning of year	49,928,026,613	35,377,871,289

End of year	$60,773,891,463	$49,928,026,613

See Notes to Financial Statements.

Notes to Financial Statements

1.    Organization

Prudential Investment Portfolios, Inc. 17 (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of two series: PGIM Short Duration Multi-Sector Bond Fund and PGIM Total Return Bond Fund. These financial statements relate only to the PGIM Total Return Bond Fund (the “Fund”). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek total return.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

PGIM Total Return Bond Fund	203

Notes to Financial Statements (continued)

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

204

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

PGIM Total Return Bond Fund	205

Notes to Financial Statements (continued)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

206

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in

PGIM Total Return Bond Fund	207

Notes to Financial Statements (continued)

the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and

208

Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a

PGIM Total Return Bond Fund	209

Notes to Financial Statements (continued)

buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Company, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC

210

derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

PGIM Total Return Bond Fund	211

Notes to Financial Statements (continued)

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based upon the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

212

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income and PGIM, Inc. has entered into a sub-subadvisory agreement with PGIM Limited (each a “subadviser” and collectively the “subadvisers”). The subadvisory and sub-subadvisory agreements provide that the subadvisers will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisers are obligated to keep certain books and records of the Fund. The Manager pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

PGIM Total Return Bond Fund	213

Notes to Financial Statements (continued)

Effective July 1, 2020, the management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.44% of the Fund’s average daily net assets up to $1 billion, 0.42% of such assets from $1 billion to $3 billion, 0.40% of such assets from $3 billion to $5 billion, 0.39% of such assets from $5 billion to $10 billion, 0.38% of such assets from $10 billion to $50 billion, 0.37% of such assets from $50 billion to $100 billion and 0.36% of such assets in excess of $100 billion. Prior to July 1, 2020, the management fee paid to the Manager was accrued daily and payable monthly at an annual rate of 0.44% of the Fund’s average daily net assets up to $1 billion, 0.42% of such assets from $1 billion to $3 billion, 0.40% of such assets from $3 billion to $5 billion, 0.39% of such assets from $5 billion to $10 billion and 0.38% of such assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.38% for the year ended October 31, 2020.

The Manager has contractually agreed, through February 28, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.76% of average daily net assets for Class A shares, 1.51% of average daily net assets for Class C shares, 1.01% of average daily net assets for Class R shares, 0.49% of average daily net assets for Class Z shares, 0.89% of average daily net assets for Class R2 shares, 0.64% of average daily net assets for Class R4 shares, and 0.39% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A , Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 or Class R6 shares of the Fund.

214

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%, 1%, 0.75% and 0.25% of the average daily net assets of the Class A, Class C, Class R and Class R2 shares, respectively. PIMS has contractually agreed through February 28, 2022 to limit such fees to 0.50% of the average daily net assets of the Class R shares.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of up to 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

For the year ended October 31, 2020, PIMS received $5,515,659 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2020, PIMS received $54,870 and $156,149 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc., PGIM Limited, PIMS and PMFS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. The Fund also invests in the PGIM Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), a series of Prudential Investment Portfolios 2 (together with PGIM Core Ultra Short Bond Fund, the “Core Funds”) registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Funds and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

PGIM Total Return Bond Fund	215

Notes to Financial Statements (continued)

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures.

For the year ended October 31, 2020, the Fund’s purchase and sales transactions under Rule 17a-7 and realized loss as a result of 17a-7 sales transactions were as follows:

Purchases	Sales	Realized Loss
$1,678,753,901	$1,130,410,067	$(182,469,984)

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2020, were $31,341,961,662 and $25,089,311,499, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2020, is presented as follows:

Affiliated mutual funds	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)
PGIM Core Short-Term Bond Fund	$771,101,198	$650,252,758	$769,642,866	$8,044,922
PGIM Core Ultra Short Bond Fund *	274,586,084	16,981,890,276	15,992,637,652	—
PGIM Institutional Money Market Fund *	1,373,794,483	9,749,547,745	6,300,084,576	2,092,604

	$2,419,481,765	$27,381,690,779	$23,062,365,094	$10,137,526

Affiliated mutual funds	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income		Capital Gain Distrib.
PGIM Core Short-Term Bond Fund	$(12,251,339)	$647,504,673	70,304,525	$11,757,111		$1,027,419
PGIM Core Ultra Short Bond Fund *	—	1,263,838,708	1,263,838,708	12,338,832		—
PGIM Institutional Money Market Fund *	(2,502,463)	4,822,847,793	4,824,295,082	10,157,144	**	—

	$(14,753,802)	$6,734,191,174		$34,253,087		$1,027,419

*	The Fund did not have any capital gain distributions during the reporting period.

216

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2020, the tax character of dividends paid by the Fund were $2,719,225,633 of ordinary income, $851,435,846 of long-term capital gains and $24,935,466 of tax return of capital. For the year ended October 31, 2019, the tax character of dividends paid by the Fund was $1,617,537,748 of ordinary income.

As of October 31, 2020, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$63,724,574,665	$2,914,215,673	$(1,188,178,425)	$1,726,037,248

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of market discount, amortization of premiums, deferred losses on wash sales, straddles, futures contracts and other book to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2020 of approximately $712,249,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

7.    Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales

PGIM Total Return Bond Fund	217

Notes to Financial Statements (continued)

although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The Company is authorized to issue 8.9 billion shares of common stock, $0.001 par value per share, 8.2 billion of which are designated as shares of the Fund. The shares are further classified and designated as follows:

Class A	900,000,000
Class B	5,000,000
Class C	140,000,000
Class R	200,000,000
Class Z	3,000,000,000
Class T	470,000,000
Class R2	265,000,000
Class R4	265,000,000
Class R6	3,000,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of October 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	25,835	0.1%
Class R	17,846,033	50.5%
Class Z	8,058,547	0.4%
Class R2	1,087	0.1%
Class R4	29,443	0.4%
Class R6	32,604,875	2.2%

218

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	5	53.6%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2020:
Shares sold	103,933,502	$1,525,857,823
Shares issued in reinvestment of dividends and distributions	18,825,958	274,189,077
Shares reacquired	(63,487,867)	(922,661,788)

Net increase (decrease) in shares outstanding before conversion	59,271,593	877,385,112
Shares issued upon conversion from other share class(es)	7,097,975	104,575,010
Shares reacquired upon conversion into other share class(es)	(4,671,035)	(68,539,906)

Net increase (decrease) in shares outstanding	61,698,533	$913,420,216

Year ended October 31, 2019:
Shares sold	55,433,645	$808,012,246
Shares issued in reinvestment of dividends and distributions	9,574,142	137,941,025
Shares reacquired	(55,890,561)	(808,162,939)

Net increase (decrease) in shares outstanding before conversion	9,117,226	137,790,332
Shares issued upon conversion from other share class(es)	6,558,570	95,629,667
Shares reacquired upon conversion into other share class(es)	(3,813,286)	(56,031,548)

Net increase (decrease) in shares outstanding	11,862,510	$177,388,451

Class B
Period ended June 26, 2020*:
Shares sold	29,535	$435,708
Shares issued in reinvestment of dividends and distributions	20,476	296,664
Shares reacquired	(82,947)	(1,200,640)

Net increase (decrease) in shares outstanding before conversion	(32,936)	(468,268)
Shares reacquired upon conversion into other share class(es)	(541,470)	(7,944,573)

Net increase (decrease) in shares outstanding	(574,406)	$(8,412,841)

Year ended October 31, 2019:
Shares sold	76,974	$1,106,097
Shares issued in reinvestment of dividends and distributions	27,610	394,466
Shares reacquired	(246,186)	(3,544,469)

Net increase (decrease) in shares outstanding before conversion	(141,602)	(2,043,906)
Shares reacquired upon conversion into other share class(es)	(554,549)	(7,984,384)

Net increase (decrease) in shares outstanding	(696,151)	$(10,028,290)

PGIM Total Return Bond Fund	219

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2020:
Shares sold	17,098,631	$251,383,886
Shares issued in reinvestment of dividends and distributions	2,509,224	36,453,383
Shares reacquired	(7,850,311)	(114,201,458)

Net increase (decrease) in shares outstanding before conversion	11,757,544	173,635,811
Shares issued upon conversion from other share class(es)	2,956	43,985
Shares reacquired upon conversion into other share class(es)	(3,964,426)	(58,596,861)

Net increase (decrease) in shares outstanding	7,796,074	$115,082,935

Year ended October 31, 2019:
Shares sold	15,593,881	$227,416,271
Shares issued in reinvestment of dividends and distributions	1,074,607	15,447,085
Shares reacquired	(7,587,424)	(108,564,702)

Net increase (decrease) in shares outstanding before conversion	9,081,064	134,298,654
Shares reacquired upon conversion into other share class(es)	(3,772,229)	(54,530,447)

Net increase (decrease) in shares outstanding	5,308,835	$79,768,207

Class R
Year ended October 31, 2020:
Shares sold	7,643,121	$112,538,336
Shares issued in reinvestment of dividends and distributions	2,209,717	32,212,662
Shares reacquired	(10,245,251)	(147,767,106)

Net increase (decrease) in shares outstanding before conversion	(392,413)	(3,016,108)
Shares issued upon conversion from other share class(es)	228	3,304
Shares reacquired upon conversion into other share class(es)	(10,115)	(150,266)

Net increase (decrease) in shares outstanding	(402,300)	$(3,163,070)

Year ended October 31, 2019:
Shares sold	4,189,630	$60,821,255
Shares issued in reinvestment of dividends and distributions	1,344,474	19,362,679
Shares reacquired	(11,853,336)	(170,629,781)

Net increase (decrease) in shares outstanding before conversion	(6,319,232)	(90,445,847)
Shares reacquired upon conversion into other share class(es)	(2,489)	(36,003)

Net increase (decrease) in shares outstanding	(6,321,721)	$(90,481,850)

220

Class Z	Shares	Amount
Year ended October 31, 2020:
Shares sold	1,043,314,174	$15,258,110,444
Shares issued in reinvestment of dividends and distributions	120,804,549	1,753,529,720
Shares reacquired	(642,928,044)	(9,274,736,104)

Net increase (decrease) in shares outstanding before conversion	521,190,679	7,736,904,060
Shares issued upon conversion from other share class(es)	6,471,262	94,710,051
Shares reacquired upon conversion into other share class(es)	(12,409,928)	(183,863,440)

Net increase (decrease) in shares outstanding	515,252,013	$7,647,750,671

Year ended October 31, 2019:
Shares sold	866,880,024	$12,554,347,046
Shares issued in reinvestment of dividends and distributions	51,045,138	735,986,444
Shares reacquired	(385,212,233)	(5,540,611,858)

Net increase (decrease) in shares outstanding before conversion	532,712,929	7,749,721,632
Shares issued upon conversion from other share class(es)	5,851,904	85,025,574
Shares reacquired upon conversion into other share class(es)	(5,307,196)	(77,048,573)

Net increase (decrease) in shares outstanding	533,257,637	$7,757,698,633

Class R2
Year ended October 31, 2020:
Shares sold	4,867,341	$71,431,836
Shares issued in reinvestment of dividends and distributions	325,569	4,726,982
Shares reacquired	(2,371,853)	(34,394,943)

Net increase (decrease) in shares outstanding before conversion	2,821,057	41,763,875
Shares reacquired upon conversion into other share class(es)	(15,393)	(218,705)

Net increase (decrease) in shares outstanding	2,805,664	$41,545,170

Year ended October 31, 2019:
Shares sold	2,079,333	$29,880,615
Shares issued in reinvestment of dividends and distributions	83,235	1,203,714
Shares reacquired	(581,420)	(8,440,069)

Net increase (decrease) in shares outstanding before conversion	1,581,148	22,644,260
Shares reacquired upon conversion into other share class(es)	(3,492)	(50,254)

Net increase (decrease) in shares outstanding	1,577,656	$22,594,006

Class R4
Year ended October 31, 2020:
Shares sold	6,812,637	$99,153,767
Shares issued in reinvestment of dividends and distributions	275,745	4,013,542
Shares reacquired	(2,773,464)	(39,925,199)

Net increase (decrease) in shares outstanding before conversion	4,314,918	63,242,110
Shares reacquired upon conversion into other share class(es)	(361)	(5,022)

Net increase (decrease) in shares outstanding	4,314,557	$63,237,088

Year ended October 31, 2019:
Shares sold	4,119,404	$59,265,772
Shares issued in reinvestment of dividends and distributions	64,185	933,389
Shares reacquired	(418,096)	(6,125,434)

Net increase (decrease) in shares outstanding before conversion	3,765,493	54,073,727
Shares issued upon conversion from other share class(es)	22	301

Net increase (decrease) in shares outstanding	3,765,515	$54,074,028

PGIM Total Return Bond Fund	221

Notes to Financial Statements (continued)

Class R6	Shares	Amount
Year ended October 31, 2020:
Shares sold	681,386,274	$9,877,881,287
Shares issued in reinvestment of dividends and distributions	87,897,565	1,277,454,510
Shares reacquired	(563,214,219)	(8,169,920,431)

Net increase (decrease) in shares outstanding before conversion	206,069,620	2,985,415,366
Shares issued upon conversion from other share class(es)	8,500,803	126,728,715
Shares reacquired upon conversion into other share class(es)	(455,994)	(6,742,292)

Net increase (decrease) in shares outstanding	214,114,429	$3,105,401,789

Year ended October 31, 2019:
Shares sold	437,213,400	$6,320,800,800
Shares issued in reinvestment of dividends and distributions	42,959,024	618,949,880
Shares reacquired	(264,755,389)	(3,795,608,575)
Net increase (decrease) in shares outstanding before conversion	215,417,035	3,144,142,105
Shares issued upon conversion from other share class(es)	1,436,320	20,703,894
Shares reacquired upon conversion into other share class(es)	(393,565)	(5,678,227)

Net increase (decrease) in shares outstanding	216,459,790	$3,159,167,772

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8.    Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020

Total Commitment	$ 1,200,000,000	$ 1,222,500,000*

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those

222

portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2020. The average daily balance for the 1 day that the Fund had loans outstanding during the period was approximately $22,440,000, borrowed at a weighted average interest rate of 2.99%. The maximum loan outstanding amount during the period was $22,440,000. At October 31, 2020, the Fund did not have an outstanding loan amount.

9.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments lack liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

PGIM Total Return Bond Fund	223

Notes to Financial Statements (continued)

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk”. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s rate-setting policies. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invest cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which

224

may adversely affect the Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline.

PGIM Total Return Bond Fund	225

Notes to Financial Statements (continued)

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

10.    Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

226

Financial Highlights

Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.06	$13.86	$14.58	$14.66	$14.26
Income (loss) from investment operations:
Net investment income (loss)	0.35	0.42	0.38	0.36	0.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.30	1.32	(0.68)	0.09	0.41
Total from investment operations	0.65	1.74	(0.30)	0.45	0.78
Less Dividends and Distributions:
Dividends from net investment income	(0.44)	(0.54)	(0.42)	(0.36)	(0.38)
Tax return of capital distributions	(0.01)	-	-	(0.02)	-
Distributions from net realized gains	(0.50)	-	-	(0.15)	- (b)
Total dividends and distributions	(0.95)	(0.54)	(0.42)	(0.53)	(0.38)
Net asset value, end of year	$14.76	$15.06	$13.86	$14.58	$14.66
Total Return(c):	4.64%	12.73%	(2.06)%	3.22%	5.58%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,060,608	$4,234,747	$3,733,255	$3,585,778	$3,756,821
Average net assets (000)	$4,694,599	$3,918,464	$3,643,673	$3,394,567	$3,281,321
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.76%	0.76%	0.76%	0.76%	0.79%
Expenses before waivers and/or expense reimbursement	0.80%	0.81%	0.81%	0.80%	0.82%
Net investment income (loss)	2.40%	2.90%	2.66%	2.52%	2.55%
Portfolio turnover rate(f)	53%	45%	56%	95%	102%

(a)	Calculated based on average shares outstanding during the year. (b) Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Total Return Bond Fund	227

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.05	$13.85	$14.57	$14.65	$14.24
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.31	0.27	0.25	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.29	1.32	(0.67)	0.09	0.43
Total from investment operations	0.54	1.63	(0.40)	0.34	0.69
Less Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.43)	(0.32)	(0.26)	(0.28)
Tax return of capital distributions	(0.01)	-	-	(0.01)	-
Distributions from net realized gains	(0.50)	-	-	(0.15)	- (b)
Total dividends and distributions	(0.85)	(0.43)	(0.32)	(0.42)	(0.28)
Net asset value, end of year	$14.74	$15.05	$13.85	$14.57	$14.65
Total Return(c):	3.82%	11.92%	(2.79)%	2.45%	4.87%

Ratios/Supplemental Data:
Net assets, end of year (000)	$763,705	$662,038	$535,827	$573,277	$583,752
Average net assets (000)	$727,885	$569,236	$579,915	$559,226	$495,322
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.48%	1.49%	1.51%	1.51%	1.54%
Expenses before waivers and/or expense reimbursement	1.49%	1.50%	1.51%	1.54%	1.57%
Net investment income (loss)	1.69%	2.16%	1.91%	1.77%	1.80%
Portfolio turnover rate(f)	53%	45%	56%	95%	102%

(a)	Calculated based on average shares outstanding during the year. (b) Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

228

Class R Shares
		Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.09	$13.89	$14.61	$14.69	$14.28
Income (loss) from investment operations:
Net investment income (loss)	0.32	0.38	0.34	0.33	0.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.30	1.32	(0.67)	0.09	0.43
Total from investment operations	0.62	1.70	(0.33)	0.42	0.76
Less Dividends and Distributions:
Dividends from net investment income	(0.41)	(0.50)	(0.39)	(0.33)	(0.35)
Tax return of capital distributions	(0.01)	-	-	(0.02)	-
Distributions from net realized gains	(0.50)	-	-	(0.15)	- (b)
Total dividends and distributions	(0.92)	(0.50)	(0.39)	(0.50)	(0.35)
Net asset value, end of year	$14.79	$15.09	$13.89	$14.61	$14.69
Total Return(c):	4.37%	12.43%	(2.30)%	2.96%	5.38%

Ratios/Supplemental Data:
Net assets, end of year (000)	$522,645	$539,421	$584,288	$665,420	$611,599
Average net assets (000)	$522,378	$553,588	$631,868	$645,580	$573,999
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.01%	1.01%	1.01%	1.01%	1.04%
Expenses before waivers and/or expense reimbursement	1.29%	1.30%	1.31%	1.30%	1.32%
Net investment income (loss)	2.17%	2.65%	2.39%	2.26%	2.30%
Portfolio turnover rate(f)	53%	45%	56%	95%	102%

(a)	Calculated based on average shares outstanding during the year. (b) Less than $0.005 per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Total Return Bond Fund	229

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.01	$13.82	$14.53	$14.61	$14.21
Income (loss) from investment operations:
Net investment income (loss)	0.39	0.45	0.41	0.40	0.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.30	1.32	(0.66)	0.09	0.42
Total from investment operations	0.69	1.77	(0.25)	0.49	0.82
Less Dividends and Distributions:
Dividends from net investment income	(0.48)	(0.58)	(0.46)	(0.40)	(0.42)
Tax return of capital distributions	(0.01)	-	-	(0.02)	-
Distributions from net realized gains	(0.50)	-	-	(0.15)	- (b)
Total dividends and distributions	(0.99)	(0.58)	(0.46)	(0.57)	(0.42)
Net asset value, end of year	$14.71	$15.01	$13.82	$14.53	$14.61
Total Return(c):	4.93%	12.98%	(1.75)%	3.49%	5.86%

Ratios/Supplemental Data:
Net assets, end of year (000)	$32,816,831	$25,755,393	$16,338,122	$13,078,005	$10,510,479
Average net assets (000)	$29,367,898	$20,181,162	$15,388,327	$10,926,746	$7,230,649
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.49%	0.50%	0.51%	0.51%	0.54%
Expenses before waivers and/or expense reimbursement	0.52%	0.53%	0.53%	0.55%	0.57%
Net investment income (loss)	2.67%	3.14%	2.93%	2.78%	2.81%
Portfolio turnover rate(f)	53%	45%	56%	95%	102%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

230

Class R2 Shares
			December 27, 2017(a) through October 31, 2018
	Year Ended October 31,
	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$15.02	$13.83	$14.5	8
Income (loss) from investment operations:
Net investment income (loss)	0.33	0.40	0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.30	1.31	(0.72)
Total from investment operations	0.63	1.71	(0.40)
Less Dividends and Distributions:
Dividends from net investment income	(0.42)	(0.52)	(0.35)
Tax return of capital distributions	(0.01)	—	—
Distributions from net realized gains	(0.50)	—	—
Total dividends and distributions	(0.93)	(0.52)	(0.35)
Net asset value, end of period	$14.72	$15.02	$13.83
Total Return(c):	4.44%	12.60%	(2.79)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$87,499	$47,143	$21,575
Average net assets (000)	$77,134	$35,563	$5,595
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.89%	0.90%	0.91	%(e)
Expenses before waivers and/or expense reimbursement	0.96%	1.02%	1.18	%(e)
Net investment income (loss)	2.27%	2.74%	2.76	%(e)
Portfolio turnover rate(f)	53%	45%	56%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Total Return Bond Fund	231

Financial Highlights (continued)

Class R4 Shares
	Year Ended October 31,		December 27, 2017(a) through October 31,
	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$15.02	$13.83	$14.58
Income (loss) from investment operations:
Net investment income (loss)	0.37	0.43	0.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.31	1.32	(0.72)
Total from investment operations	0.68	1.75	(0.37)
Less Dividends and Distributions:
Dividends from net investment income	(0.46)	(0.56)	(0.38)
Tax return of capital distributions	(0.01)	-	-
Distributions from net realized gains	(0.50)	-	-
Total dividends and distributions	(0.97)	(0.56)	(0.38)
Net asset value, end of period	$14.73	$15.02	$13.83
Total Return(c):	4.77%	12.89%	(2.59)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$121,778	$59,430	$2,628
Average net assets (000)	$99,194	$33,085	$644
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.64%	0.64%	0.66% (e)
Expenses before waivers and/or expense reimbursement	0.70%	0.74%	4.10% (e)
Net investment income (loss)	2.50%	2.96%	3.01% (e)
Portfolio turnover rate(f)	53%	45%	56%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

232

Class R6 Shares
		Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.03	$13.83	$14.55	$14.64	$14.23
Income (loss) from investment operations:
Net investment income (loss)	0.41	0.47	0.43	0.41	0.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.30	1.32	(0.68)	0.08	0.42
Total from investment operations	0.71	1.79	(0.25)	0.49	0.84
Less Dividends and Distributions:
Dividends from net investment income	(0.50)	(0.59)	(0.47)	(0.41)	(0.43)
Tax return of capital distributions	(0.01)	-	-	(0.02)	-
Distributions from net realized gains	(0.50)	-	-	(0.15)	- (b)
Total dividends and distributions	(1.01)	(0.59)	(0.47)	(0.58)	(0.43)
Net asset value, end of year	$14.73	$15.03	$13.83	$14.55	$14.64
Total Return(c):	5.03%	13.16%	(1.72)%	3.51%	6.02%

Ratios/Supplemental Data:
Net assets, end of year (000)	$21,400,826	$18,621,201	$14,144,566	$10,569,356	$3,590,469
Average net assets (000)	$20,511,616	$15,985,664	$12,419,952	$7,326,262	$2,835,235
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.39%	0.40%	0.41%	0.42%	0.44%
Expenses before waivers and/or expense reimbursement	0.41%	0.41%	0.41%	0.42%	0.45%
Net investment income (loss)	2.78%	3.26%	3.03%	2.86%	2.91%
Portfolio turnover rate(f)	53%	45%	56%	95%	102%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Total Return Bond Fund	233

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Investment Portfolios, Inc. 17 and Shareholders of

PGIM Total Return Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Total Return Bond Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 17, referred to hereafter as the “Fund”) as of October 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 17, 2020

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

234

Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2020, the Fund reports the maximum amount allowed per share but not less than $0.24 for Class A, B, C, R, Z, R2, R4 and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2020, the Fund reports the maximum amount allowable but not less than 62.05% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2020.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 3.27% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

PGIM Total Return Bond Fund	235

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Total Return Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since 2019) (information technology); Independent Director, Kabbage, Inc. (2018-2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Total Return Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Total Return Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Total Return Bond Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Total Return Bond Fund1 (the “Fund”) consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s

[1]	PGIM Total Return Bond Fund is a series of Prudential Investment Portfolios, Inc. 17.

PGIM Total Return Bond Fund

Approval of Advisory Agreements (continued)

decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator of the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

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The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared

PGIM Total Return Bond Fund

Approval of Advisory Agreements (continued)

with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

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The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, such that total annual operating expenses (exclusive of certain fees and expenses) are capped at 0.76% for Class A shares, 1.51% for Class C shares, 1.01% for Class R shares, 0.49% for Class Z shares, 0.89% for Class R2 shares, 0.64% for Class R4 shares, and 0.39% for Class R6 shares through February 28, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•

The Board and PGIM Investments also agreed to contractually reduce the Fund’s management fee schedule such that as of July 1, 2020, the new management fee schedule is 0.44% to $1 billion, 0.42% over $1 billion to $3 billion, 0.40% over $3 billion to $5 billion, 0.39% over $5 billion to $10 billion, 0.38% over $10 billion to $50 billion, 0.37% over $50 billion to $100 billion, and 0.36% over $100 billion.

•	The Board noted that the Board and PGIM Investments contractually reduced the Fund’s subadvisory fee schedule as of July 1, 2019.

PGIM Total Return Bond Fund

Approval of Advisory Agreements (continued)

•	The Board noted information provided by PGIM Investments indicating that the Fund’s net total expense ratio was two basis points from the median of the Peer Group.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income PGIM Limited	655 Broad Street Newark, NJ 07102 Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Total Return Bond Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM TOTAL RETURN BOND FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6
NASDAQ	PDBAX	PDBCX	DTBRX	PDBZX	PDBRX	PDBSX	PTRQX
CUSIP	74440B108	74440B306	74440B801	74440B405	74440B819	74440B793	74440B884

MF166E

PGIM SHORT DURATION MULTI-SECTOR BOND FUND

ANNUAL REPORT

OCTOBER 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Short Duration Multi-Sector Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2020.

During the first four months of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first four months of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied around the globe throughout the spring and summer as states reopened their economies, but became more volatile during the last two months of the period as investors worried that a surge in coronavirus infections would stall the economic recovery. For the period overall, large-cap US and emerging market stocks rose, small-cap US stocks were virtually unchanged, and stocks in developed foreign markets declined.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Short Duration Multi-Sector Bond Fund

December 15, 2020

PGIM Short Duration Multi-Sector Bond Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/20
	One Year (%)	Five Years (%)	Since Inception (%)
Class A
(with sales charges)	–0.08	2.41	2.06 (12/23/13)
(without sales charges)	2.22	2.87	2.40 (12/23/13)
Class C
(with sales charges)	0.36	2.08	1.62 (12/23/13)
(without sales charges)	1.34	2.08	1.62 (12/23/13)
Class Z
(without sales charges)	2.50	3.23	2.73 (12/23/13)
Class R6
(without sales charges)	2.57	3.23	2.73 (12/23/13)
Bloomberg Barclays US Government/Credit 1-3 Year Index
	3.38	2.10	1.80

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays US Government/Credit 1-3 Year Index by portraying the initial account values at the commencement of operations of Class Z shares (December 23, 2013) and the account values at the end of the current fiscal year (October 31, 2020), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Short Duration Multi-Sector Bond Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	2.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

Bloomberg Barclays US Government/Credit 1-3 Year Index—The Bloomberg Barclays US Government/Credit 1–3 Year Index is an unmanaged index considered representative of the performance of short-term US corporate bonds and US government bonds with maturities from one to three years.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Distributions and Yields as of 10/31/20
	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.42	1.65	1.62
Class C	0.34	0.95	0.91
Class Z	0.45	1.97	1.83
Class R6	0.45	2.04	2.01

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

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Credit Quality expressed as a percentage of total investments as of 10/31/20 (%)
AAA	47.3
AA	6.0
A	9.6
BBB	11.3
BB	12.2
B	3.1
CCC	1.0
Not Rated	7.4
Cash/Cash Equivalents	2.1
Total Investments	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

PGIM Short Duration Multi-Sector Bond Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Short Duration Multi-Sector Bond Fund’s Class Z shares returned 2.50% in the 12-month reporting period that ended October 31, 2020, underperforming the 3.38% return of the Bloomberg Barclays US Government/Credit 1-3 Year Index (the Index).

What were the market conditions?

•

Following several stable months, the second half of the reporting period was dominated by the global outbreak of COVID-19, its economic impact, and the resulting decline in risk sentiment around the globe. After generating sizable returns throughout the latter part of 2019, credit spreads widened sharply during the first quarter of 2020 as COVID-19 and an oil price shock led to acute declines across most fixed income spread sectors. In response to unprecedented monetary and fiscal stimulus programs aimed at stabilizing the economy and financial markets, spreads subsequently tightened sharply; but most spread sectors remained wider than their pre-COVID-19 levels at the end of the period.

•

At the beginning of the period, spread sectors benefited from accommodative central banks, low and range-bound interest rates, and an extended (albeit slow) economic expansion. As 2019 progressed, the Federal Reserve (the Fed) delivered a series of 0.25% cuts to the federal funds target rate, which ended the year in a range of 1.50%-1.75%. The cuts came in response to slowing global economic growth, worsening trade conflicts between the US and China, and persistently below-target inflation rates. While US gross domestic product (GDP) grew 2.1% in the fourth quarter of 2019 and consumer spending remained strong, the US outlook faced risks from global and domestic headwinds, including weaker economic growth abroad, persistent trade war uncertainties, and global political risks.

•

At the start of 2020, the global economy appeared poised to stabilize and perhaps even improve, with manufacturing bottoming out across a number of countries and a pipeline of monetary stimulus in place following a global round of central bank easing in the second half of 2019. The optimism generated by the US-China trade deal, a positive turn in the global technology cycle, and central banks’ bias to ease further, if needed, shifted perceived economic risks from being skewed to the downside to being more balanced, as possible upside risks came into view. But then COVID-19 hit headlines, with person-to-person transmission reported in January 2020 marking a turning point. Financial markets then witnessed a dramatic turn of events, perhaps best exemplified by the sharp drop in US Treasury yields.

•

After generating gains throughout the latter part of 2019, spread sectors declined sharply during the first quarter of 2020. US investment-grade corporate bond spreads rose to a high of approximately 375 basis points (bps) in mid-March before narrowing into the end of the quarter following aggressive actions from the Fed. (One basis point

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equals 0.01%.) Collateralized loan obligation (CLO) spreads widened across the board, with AAA-rated tranches widening 117 bps to 250 bps and AA-rated tranches widening 195 bps during the quarter. Commercial mortgage-backed securities (CMBS) spreads also widened across the capital stack, with spreads on high-quality tranches of conduit CMBS widening by 98 bps during the quarter and by as much as 250 bps during March 2020 before the Fed intervened to stabilize markets. High yield bond spreads rose to a post-financial-crisis wide of 1,087 bps the last week of March, up from a trough of 338 bps in January.

•

With the US economy decelerating rapidly and financial markets selling off sharply, the Fed cut the federal funds target rate by 0.50% on March 3 and then by another 1.00% on March 15. It quickly deployed—and then moved beyond—its playbook from the global financial crisis by reducing the federal funds target rate to a range of 0.00%-0.25%, reopening its swap lines, unleashing unlimited quantitative easing purchases, and injecting huge quantities of liquidity into the markets. Reintroducing the Term Asset-Backed Securities Loan Facility (TALF), the Fed sought to further support credit flow and market liquidity by expanding the program to include non-agency CMBS and CLOs, in addition to a wide swath of consumer and commercial asset-backed securities, as eligible collateral. For its part, Congress approved $2.5 trillion of spending and tax breaks to provide help for the unemployed, cash to many households, and resources for small businesses.

•

Following a difficult first quarter, spread markets rebounded sharply in the second and third quarters as the Fed’s unprecedented monetary responses—including a near-zero federal funds rate and purchases of MBS and CMBS, along with its primary and secondary corporate credit facilities and TALF—significantly improved market liquidity. Risk-on sentiment amid improving economic data and a gradual reopening of the economy helped spreads decline sharply over the last seven months of the period. However, by the end of the period, most assets remained wider than where they began the year. Investment-grade spreads and high yield spreads continued to tighten in the third quarter and ended the period at 125 bps and 525 bps, respectively, staying well wide of where they began the year. Spreads on high-quality tranches of conduit CMBS continued to tighten but also remained wider than they were at the start of 2020. Meanwhile, CLO AAA-rated tranches are one of the few assets that have revisited pre-COVID-19 levels, ending the period only slightly wider than where they began the year.

•

US Treasury rates sold off and steepened for the entire period, with the 10-year/2-year Treasury spread rising from 0.17% to 0.74% during the period. US Treasury yields fell sharply, with the yield on the 2-year Treasury note declining from 1.63% to 0.18% and the yield on the 10-year Treasury note declining from 1.78% to 0.88%. In early August 2020, the US 10-year Treasury dropped to its year-to-date lows as COVID-19 cases

PGIM Short Duration Multi-Sector Bond Fund	9

Strategy and Performance Overview (continued)

flared up across the country, with the yield dropping to 50 bps and the curve flattening amid uncertainty over the economic reopening. The Treasury curve then bear-steepened the last three months of the period as the US 5-year yield rose by 17 bps and the 30-year yield rose by 46 bps after the Fed adjusted its inflation-targeting framework to allow for overshoots of its 2% target. (Bear steepening is a change in the yield curve wherein longer-term yields rise faster than short-term yields.)

What worked?

•

During the period, the Fund’s strategy to manage duration was a significant contributor to performance. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.) Specifically, the Fund’s long duration positioning contributed positively to performance as US-dollar rates were lower during the period. The Fund’s active duration positioning ranged from neutral to +0.9 years long during the period, ending it at +0.7 years—the longer end of the range.

•

Overweights to investment-grade corporates (from a spread duration perspective) and CLOs relative to the Index boosted returns during the period. (Spread duration is a measure of the price sensitivity of a bond to the change in that bond’s spread versus a US Treasury security of similar maturity.)

•	Positioning in Treasuries, swaps, and sovereigns contributed to performance.

•	Within credit, positions in foreign non-corporates, upstream energy, technology, and consumer non-cyclicals were the largest contributors to performance.

•

Corporate bond positions in Antero Resources (energy), Kraft Heinz Foods Co. (consumer non-cyclical), and Sprint Communications Inc. (telecom) were among the largest single-name contributors. An allocation to China also contributed to performance.

What didn’t work?

•	The Fund’s yield curve-flattener positioning detracted from performance as the curve steepened over the period.

•	Overweights to high yield, emerging markets, and CMBS relative to the Index detracted from performance.

•	Security selection within emerging markets and investment-grade corporates hindered results.

•	Within credit, positions in the banking; gaming, lodging, & leisure; midstream energy; media & entertainment; and aerospace & defense industries were the largest detractors from performance.

•	Corporate bond positions in AMC Entertainment Holdings Inc. (gaming, lodging, & leisure), J.P. Morgan Chase (banking), and Oneok Inc. (energy) were among the largest single-name detractors. Allocations to Lebanon and Argentina also detracted.

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•	The Fund’s foreign-exchange currency market (FX) positioning was a modest detractor from performance, with positions in the Australian dollar, Norwegian krone, and Swiss franc among the detractors.

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures, options, and swaps to help manage duration positioning and yield curve exposure. Credit default swaps and credit default swap index (CDX) positions were used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. In addition, the Fund traded foreign-exchange derivatives which detracted from performance.

Current outlook

•

COVID-19 and the lockdowns implemented to fight it have taken a heavy toll on the economy, with US growth absorbing the most severe hit in many decades. The severity of the contraction triggered a torrent of monetary and fiscal stimulus, including cutting the federal funds rate, initiating asset purchases, and expanding liquidity facilities. In response to unprecedented monetary and fiscal stimulus programs aimed at stabilizing the economy and financial markets, spread sectors rebounded sharply during the last seven months of the reporting period.

•

Developed market interest rates remained range-bound in the third quarter of 2020, and PGIM Fixed Income generally expects the trend to continue in the fourth quarter of 2020 with periodic bouts of volatility in risk assets. With the heightened probability for increased, short-term volatility, PGIM Fixed Income continues to believe that the US 10-year yield may trade near the bottom of the current 50-100 bp range through the end of the year. PGIM Fixed Income is constructive on US duration amid a steep term premium and expectations that an incrementally slower economic recovery without meaningful inflation risks will prompt the Fed to maintain a highly accommodative policy stance for the foreseeable future given how far it is from achieving its inflation and labor market goals. In a recently announced change to its framework for conducting monetary policy, the Fed confirmed that it will now be targeting an inflation rate of 2% on average over time, while permitting periods of overshooting 2% to make up for previous undershoots. Thus, the federal funds rate can be expected to stay at its current level for some time.

•

Although spread sectors have continued to rebound from their March wides, spreads largely remain wide of their pre-COVID-19 levels. PGIM Fixed Income remains cautious on certain sectors that are most exposed to negative, longer-term impacts associated with the pandemic. However, PGIM Fixed Income maintains a positive view of the credit sectors over the medium to long term and currently holds allocations in an array of

PGIM Short Duration Multi-Sector Bond Fund	11

Strategy and Performance Overview (continued)

credit sectors, including investment-grade and high yield corporates, high-quality structured products, and emerging markets. In PGIM Fixed Income’s view, these allocations represent attractive value in relation to Treasuries and agency mortgage-backed securities.

•

The US election process, the policy aftermath, and COVID-19 are just a few of the risks investors face in the fourth quarter of 2020 and beyond. But the configuration of value, fundamentals, and fiscal and monetary policies leaves PGIM Fixed Income relatively optimistic about the bond market outlook. Unless the market’s worst fears materialize, PGIM Fixed Income expects credit sectors to perform better than feared, finding that the combination of moderate growth and high levels of quantitative easing keeps government yields low and encourages a search for yield that further compresses credit spreads.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Short Duration Multi-Sector Bond Fund	13

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Short Duration Multi-Sector Bond Fund		Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,044.90	0.68%	$3.50
	Hypothetical	$1,000.00	$1,021.72	0.68%	$3.46
Class C	Actual	$1,000.00	$1,040.10	1.57%	$8.05
	Hypothetical	$1,000.00	$1,017.24	1.57%	$7.96
Class Z	Actual	$1,000.00	$1,047.40	0.39%	$2.01
	Hypothetical	$1,000.00	$1,023.18	0.39%	$1.98
Class R6	Actual	$1,000.00	$1,046.70	0.32%	$1.65
	Hypothetical	$1,000.00	$1,023.53	0.32%	$1.63

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 97.2%

ASSET-BACKED SECURITIES 26.5%

Automobiles 1.2%
AmeriCredit Automobile Receivables Trust,
Series 2020-02, Class D	2.130%		03/18/26		500	$509,146
Avis Budget Rental Car Funding AESOP LLC,
Series 2016-01A, Class A, 144A	2.990		06/20/22		200	201,698
Series 2019-03A, Class A, 144A	2.360		03/20/26		1,000	1,026,636
Series 2020-01A, Class A, 144A	2.330		08/20/26		2,400	2,455,306
Series 2020-02A, Class A, 144A	2.020		02/20/27		1,400	1,412,658
Chase Auto Credit Linked Notes,
Series 2020-01, Class R, 144A^	33.784		01/25/28		800	785,882
Exeter Automobile Receivables Trust,
Series 2020-03A, Class C	1.320		07/15/25		500	500,931
Series 2020-03A, Class D	1.730		07/15/26		400	399,884
Ford Auto Securitization Trust (Canada),
Series 2020-AA, Class B, 144A^	1.872		06/15/26	CAD	200	150,193
Series 2020-AA, Class C, 144A	2.763		04/15/28	CAD	200	147,296
Ford Credit Floorplan Master Owner Trust,
Series 2018-04, Class A	4.060		11/15/30		3,000	3,411,609
Hertz Vehicle Financing II LP,
Series 2015-03A, Class B, 144A	3.710		09/25/21		1,000	996,900
Series 2018-01A, Class A, 144A	3.290		02/25/24		310	311,094
Series 2018-01A, Class B, 144A	3.600		02/25/24		1,000	996,860
Series 2019-02A, Class A, 144A	3.420		05/25/25		869	872,709
Series 2019-02A, Class B, 144A	3.670		05/25/25		3,000	2,990,484
Series 2019-03A, Class A, 144A	2.670		12/26/25		948	952,242
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A	3.630		09/14/27		4,000	4,359,214
Series 2019-01A, Class B, 144A	3.950		11/14/28		900	978,290
Santander Drive Auto Receivables Trust,
Series 2020-02, Class D	2.220		09/15/26		600	612,888
Series 2020-03, Class D	1.640		11/16/26		2,400	2,403,294

						26,475,214

Collateralized Loan Obligations 21.2%
AIG CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 1.360%)	1.575	(c)	10/25/32		9,000	8,909,285
Allegro CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)	1.387	(c)	01/15/30		13,848	13,779,343

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    15

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2016-09A, Class AR, 144A, 3 Month LIBOR + 1.370%	1.607	%(c)	07/15/32		10,000	$9,950,608
Series 2019-11A, Class A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)	1.606	(c)	07/22/32		5,000	4,956,046
Anchorage Credit Opportunities CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.950% (Cap N/A, Floor 1.950%)	2.168	(c)	01/20/32		5,750	5,655,335
Armada Euro CLO DAC (Ireland),
Series 02A, Class A3, 144A	1.500		11/15/31	EUR	500	581,509
Series 2018-02A, Class A1, 144A, 3 Month EURIBOR + 0.760% (Cap N/A, Floor 0.760%)	0.760	(c)	11/15/31	EUR	1,500	1,732,984
ArrowMark Colorado Holdings (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)	1.517	(c)	07/15/29		250	247,481
Series 2017-06A, Class A2, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 0.000%)	1.687	(c)	07/15/29		6,575	6,425,047
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2014-01A, Class AR2, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)	1.490	(c)	07/16/29		739	739,274
Series 2017-08A, Class A, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)	1.530	(c)	01/16/30		750	741,156
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-03A, Class A, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)	1.549	(c)	10/21/32		13,000	12,967,919
Ballyrock CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)	1.587	(c)	10/15/28		3,000	2,988,975
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 0.000%)	1.597	(c)	07/15/32		9,250	9,211,727
Series 2019-02A, Class A1A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.503	(c)	11/20/30		3,000	2,979,225
Barings Euro CLO DAC (Ireland),
Series 2020-01A, Class A, 144A	—	(p)	04/21/33	EUR	12,000	13,975,800
Battalion CLO Ltd.,
Series 2018-12A, Class B2R, 144A, 3 Month LIBOR + 2.080% (Cap N/A, Floor 2.080%)	0.000	(c)	05/17/31		10,000	9,780,201
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.487	(c)	07/15/29		750	744,685

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Benefit Street Partners CLO Ltd. (Cayman Islands), (cont’d.)
Series 2019-18A, Class A, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)	1.577	%(c)	10/15/32	4,000	$3,974,572
BlueMountain CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R, 144A, 3 Month LIBOR + 1.310% (Cap N/A, Floor 1.310%)	1.563	(c)	08/20/32	6,500	6,425,580
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-01A, Class BR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	1.568	(c)	01/17/28	1,000	983,252
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AS, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.487	(c)	04/15/29	250	248,414
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)	1.188	(c)	04/17/31	2,492	2,450,982
Series 2015-05A, Class A1R, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	1.538	(c)	01/20/32	6,000	5,952,067
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1B, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)	1.448	(c)	04/20/31	249	243,371
Series 2017-02A, Class A1B, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)	1.492	(c)	07/20/31	500	493,244
Series 2017-04A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)	1.417	(c)	01/15/30	1,250	1,240,714
Series 2019-04A, Class A11, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)	1.567	(c)	01/15/33	16,750	16,569,763
Catamaran CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1AR, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)	1.476	(c)	04/22/30	2,487	2,450,698
Series 2014-02A, Class A1R, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	1.618	(c)	10/18/26	44	44,303
CBAM Ltd. (Cayman Islands),
Series 2020-12A, Class B, 144A, 3 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	2.380	(c)	07/20/31	10,000	9,999,700
CIFC Funding Ltd. (Cayman Islands),
Series 2014-05A, Class A1R2, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	1.418	(c)	10/17/31	9,750	9,643,797
Columbia Cent CLO Ltd. (Cayman Islands),
Series 2020-29A, Class A2, 144A, 3 Month LIBOR + 2.100% (Cap N/A, Floor 2.100%)	2.319	(c)	07/20/31	5,750	5,717,028

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    17

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Columbia Cent CLO Ltd. (Cayman Islands), (cont’d.)
Series 2020-29A, Class B1, 144A, 3 Month LIBOR + 2.460% (Cap N/A, Floor 2.460%)	2.679	%(c)	07/20/31		3,585	$3,602,925
CVC Cordatus Loan Fund DAV (Ireland),
Series 03A, Class A2RR, 144A	1.750		08/15/32	EUR	2,300	2,675,973
Elevation CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)	1.467	(c)	10/15/29		500	496,573
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)	1.457	(c)	07/15/30		750	739,375
Ellington CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	1.980	(c)	02/15/29		3,869	3,805,911
Series 2019-04A, Class A, 144A, 3 Month LIBOR + 1.840% (Cap N/A, Floor 1.840%)	2.077	(c)	04/15/29		12,850	12,397,219
Flatiron CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 0.890% (Cap N/A, Floor 0.000%)	1.127	(c)	04/15/27		891	888,207
Golub Capital Partners CLO Ltd. (Cayman Islands),
Series 2020-50A, Class A, 144A, 3 Month LIBOR + 1.550% (Cap N/A, Floor 1.550%)	1.788	(c)	10/20/31		7,500	7,496,857
Series 2020-50A, Class B, 144A, 3 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)	2.438	(c)	10/20/31		9,250	9,090,323
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)	1.247	(c)	04/15/31		2,500	2,454,957
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	1.398	(c)	10/20/31		5,000	4,949,893
Harvest CLO DAC (Ireland),
Series 25A, Class A, 144A	—	(p)	01/21/34	EUR	5,000	5,823,250
Henley CLO DAC (Ireland),
Series 3A, Class A, 144A	—	(p)	01/25/34	EUR	2,500	2,911,625
HPS Loan Management Ltd. (Cayman Islands),
Series 15A-19, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	1.536	(c)	07/22/32		5,000	4,999,994
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)	1.249	(c)	02/05/31		248	243,919
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	1.245	(c)	04/25/31		3,491	3,422,248

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.470% (Cap N/A, Floor 1.470%)	1.688	%(c)	04/20/32		2,250	$2,230,678
Jubilee CLO BV (Netherlands),
Series 2016-17A, Class A2R, 144A, 3 Month EURIBOR + 1.150% (Cap 2.200%, Floor 1.150%)	1.150	(c)	04/15/31	EUR	3,700	4,312,098
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)	1.417	(c)	01/15/31		1,250	1,233,331
Madison Park Funding Ltd. (Cayman Islands),
Series 2016-21A, Class A1AR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)	1.587	(c)	10/15/32		5,000	4,967,273
Marble Point CLO Ltd. (Cayman Islands),
Series 2020-01A, Class A, 144A, 3 Month LIBOR + 1.900% (Cap N/A, Floor 1.900%)	2.070	(c)	10/15/31		7,500	7,481,480
Mariner CLO Ltd. (Cayman Islands),
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)	1.325	(c)	04/25/31		4,000	3,953,446
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	1.329	(c)	04/21/31		1,338	1,317,393
Series 2018-08A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)	1.403	(c)	02/20/31		1,500	1,472,740
Series 2018-08A, Class B, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	1.903	(c)	02/20/31		1,500	1,458,969
Series 2019-10A, Class A1, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)	1.599	(c)	10/23/32		16,000	15,661,019
Montmartre Euro CLO Ltd. (Ireland),
Series 2020-02A, Class A, 144A, 3 Month EURIBOR + 1.590% (Cap N/A, Floor 1.590%)	1.590	(c)	07/15/33	EUR	10,000	11,661,210
Mountain View CLO LLC (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)	1.440	(c)	01/16/31		1,000	988,364
Mountain View CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)	1.357	(c)	07/15/31		5,000	4,922,022
Ocean Trails CLO Ltd. (Cayman Islands),
Series 2020-08A, Class A1, 144A, 3 Month LIBOR + 1.950% (Cap N/A, Floor 1.950%)	2.225	(c)	07/15/29		3,750	3,740,526

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    19

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
OCP CLO Ltd. (Cayman Islands),
Series 2014-05A, Class A1R, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)	1.295	%(c)	04/26/31		5,000	$4,935,327
Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)	1.497	(c)	07/15/30		750	746,660
Octagon Investment Partners 45 Ltd. (Cayman Islands),
Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)	1.567	(c)	10/15/32		4,000	3,970,301
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)	1.298	(c)	04/17/31		19,458	18,981,574
Series 2014-09A, Class A1AR, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)	1.498	(c)	10/20/31		7,914	7,814,638
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.518	(c)	10/30/30		989	974,731
Series 2019-24A, Class A1A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 0.000%)	1.608	(c)	07/20/32		5,000	4,960,572
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R2, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)	1.467	(c)	05/21/29		9,000	8,967,362
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)	1.485	(c)	11/14/29		1,000	992,133
Series 2018-01A, Class A1A, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)	1.498	(c)	10/20/31		9,000	8,945,502
Penta CLO DAC (Luxembourg),
Series 2020-08A, Class A, 144A	—	(p)	01/15/34	EUR	7,500	8,738,020
Regatta VIII Funding Ltd. (Cayman Islands),
Series 2017-01A, Class A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.468	(c)	10/17/30		500	496,479
Romark CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 1.175%)	1.390	(c)	07/25/31		500	491,800
RRE Loan Management DAC (Ireland),
Series 5A, Class A1, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)^	1.100	(c)	10/15/33	EUR	15,500	18,061,101
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-05RA, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	1.342	(c)	05/07/31		3,000	2,947,410

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Shackleton CLO Ltd. (Cayman Islands), (cont’d.)
Series 2015-07RA, Class A1, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 0.000%)	1.407	%(c)	07/15/31		3,750	$3,690,235
Series 2017-11A, Class AR, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 0.000%)	1.370	(c)	08/15/30		10,000	9,868,429
Silver Creek CLO Ltd. (Cayman Islands),
Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	1.458	(c)	07/20/30		500	497,256
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	1.285	(c)	01/26/31		4,526	4,451,245
Series 2014-03RA, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.459	(c)	10/23/31		7,250	7,176,846
Series 2016-02A, Class AR, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 1.290%)	1.508	(c)	10/20/28		2,250	2,240,591
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)	1.495	(c)	07/25/30		1,000	991,636
Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)	1.588	(c)	01/20/32		6,600	6,568,467
St Paul’s CLO DAC (Ireland),
Series 02A, Class ARRR, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.750	(c)	10/15/30	EUR	7,500	8,673,065
Series 07A, Class B2R, 144A	2.400		04/30/30	EUR	1,000	1,163,038
TCW CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1A, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)	1.558	(c)	10/20/32		6,000	5,945,207
Telos CLO Ltd. (Cayman Islands),
Series 2013-03A, Class AR, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)	1.518	(c)	07/17/26		69	69,019
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	1.458	(c)	01/17/30		1,487	1,464,575
Trinitas CLO Ltd. (Cayman Islands),
Series 2015-03A, Class BR, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	1.637	(c)	07/15/27		2,000	1,958,467
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)	1.425	(c)	01/25/31		1,000	991,639
Series 2017-07A, Class B, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.815	(c)	01/25/31		750	737,521
Venture CLO Ltd. (Cayman Islands),
Series 2014-19A, Class ARR, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 1.260%)	1.497	(c)	01/15/32		3,250	3,210,737

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    21

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Venture CLO Ltd. (Cayman Islands), (cont’d.)
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880% (Cap N/A, Floor 0.000%)	1.117	%(c)	07/15/27		183	$181,904
Voya CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1AR, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)	1.447	(c)	10/15/30		2,241	2,222,821
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	1.368	(c)	01/17/31		1,000	976,333
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.318	(c)	07/17/31		5,000	4,913,890
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	1.418	(c)	10/20/31		3,000	2,958,483
Series 2018-03A, Class A1A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.468	(c)	01/20/32		2,750	2,694,342
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 0.000%)	1.558	(c)	07/20/32		5,000	4,949,324
York CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)	1.366	(c)	01/22/31		750	740,063
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	1.566	(c)	07/22/32		5,000	4,968,187
Zais CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 0.000%)	1.607	(c)	07/15/29		971	960,578
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)	1.527	(c)	04/15/30		733	720,946
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)	1.418	(c)	07/20/31		4,851	4,706,819

						486,919,156

Consumer Loans 1.3%
Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A	2.509		10/20/39	CAD	700	526,004
Lending Funding Trust,
Series 2020-02A, Class A, 144A	2.320		04/21/31		600	599,425
Lendmark Funding Trust,
Series 2018-01A, Class A, 144A	3.810		12/21/26		1,800	1,819,557
Series 2018-02A, Class A, 144A	4.230		04/20/27		1,900	1,942,999
Series 2019-01A, Class A, 144A	3.000		12/20/27		2,500	2,470,118
Series 2019-02A, Class A, 144A	2.780		04/20/28		1,400	1,413,774

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Consumer Loans (cont’d.)
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A	2.960%	07/20/32	800	$813,101
Series 2020-AA, Class A, 144A	2.190	08/21/34	900	901,457
OneMain Financial Issuance Trust,
Series 2017-01A, Class B, 144A	2.790	09/14/32	100	100,252
Series 2017-01A, Class C, 144A	3.350	09/14/32	100	100,139
Series 2018-01A, Class A, 144A	3.300	03/14/29	400	404,094
Series 2020-01A, Class A, 144A	3.840	05/14/32	1,600	1,683,764
Series 2020-02A, Class A, 144A	1.750	09/14/35	2,900	2,916,546
Oportun Funding IX LLC,
Series 2018-B, Class A, 144A (original cost $849,506; purchased 06/28/18 - 09/19/18)(f)	3.910	07/08/24	850	863,754
Series 2018-B, Class B, 144A (original cost $249,975; purchased 06/28/18)(f)	4.500	07/08/24	250	251,448
Series 2018-B, Class D, 144A (original cost $1,257,750; purchased 10/29/20)(f)	5.770	07/08/24	1,300	1,257,750
Oportun Funding LLC,
Series 2020-01, Class A, 144A (original cost $2,099,887; purchased 10/30/20)(f)	2.200	05/15/24	2,100	2,099,887
Oportun Funding VIII LLC,
Series 2018-A, Class A, 144A (original cost $1,994,378; purchased 06/22/18 - 05/01/19)(f)	3.610	03/08/24	1,990	1,992,929
Oportun Funding X LLC,
Series 2018-C, Class A, 144A (original cost $1,099,820; purchased 10/12/18)(f)	4.100	10/08/24	1,100	1,117,761
Series 2018-C, Class B, 144A (original cost $499,904; purchased 10/12/18)(f)	4.590	10/08/24	500	503,224
Oportun Funding XII LLC,
Series 2018-D, Class A, 144A (original cost $799,957; purchased 11/30/18)(f)	4.150	12/09/24	800	814,252
Series 2018-D, Class B, 144A (original cost $499,875; purchased 11/30/18)(f)	4.830	12/09/24	500	505,432
Oportun Funding XIII LLC,
Series 2019-A, Class A, 144A (original cost $1,699,652; purchased 07/25/19)(f)	3.080	08/08/25	1,700	1,710,711
Series 2019-A, Class D, 144A (original cost $1,741,500; purchased 10/29/20)(f)	6.220	08/08/25	1,800	1,722,488

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    23

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Consumer Loans (cont’d.)
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	2.999	%(c)	02/25/23		1,310	$1,280,202
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.799	(c)	08/25/25		800	772,627

						30,583,695

Credit Cards 0.3%
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7	3.960		10/13/30		2,000	2,385,803
Newday Partnership Funding PLC (United Kingdom),
Series 2020-01A, Class A3, 144A, 1 Month Sterling Overnight Index Average + 1.400% (Cap N/A, Floor 0.000%)	1.454	(c)	11/15/28	GBP	2,840	3,678,116

						6,063,919

Home Equity Loans 0.2%
Asset-Backed Funding Certificate Trust,
Series 2003-AHL01, Class A1	4.184		03/25/33		70	71,578
Bear Stearns Asset-Backed Securities Trust,
Series 2003-02, Class A3, 1 Month LIBOR + 1.500% (Cap 11.000%, Floor 0.750%)	1.649	(c)	03/25/43		264	264,250
Home Equity Asset Trust,
Series 2003-08, Class M1, 1 Month LIBOR + 1.080% (Cap N/A, Floor 0.720%)	1.229	(c)	04/25/34		374	371,749
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE03, Class A3, 1 Month LIBOR + 1.040% (Cap N/A, Floor 0.520%)	1.189	(c)	10/25/33		1,054	1,015,807
Series 2003-NC10, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 0.680%)	1.169	(c)	10/25/33		136	135,461
Option One Mortgage Acceptance Corp.,
Asset-Backed Certificates,
Series 2003-06, Class A2, 1 Month LIBOR + 0.660% (Cap N/A, Floor 0.330%)	0.809	(c)	11/25/33		931	889,924
RAMP Trust,
Series 2005-EFC03, Class M5, 1 Month LIBOR + 0.640% (Cap 14.000%, Floor 0.640%)	0.789	(c)	08/25/35		1,400	1,393,254

						4,142,023

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Other 0.4%
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)	2.498	%(c)	04/25/23		1,420	$1,365,934
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	2.949	(c)	06/25/24		8,640	8,158,583

						9,524,517

Residential Mortgage-Backed Securities 0.6%
CIT Mortgage Loan Trust,
Series 2007-01, Class 1A, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)	1.499	(c)	10/25/37		500	501,466
Countrywide Asset-Backed Certificates,
Series 2003-BC02, Class 2A1, 1 Month LIBOR + 0.600% (Cap 13.875%, Floor 0.300%)	0.749	(c)	06/25/33		121	115,716
Countrywide Asset-Backed Certificates Trust,
Series 2004-04, Class 1A, 1 Month LIBOR + 0.420% (Cap N/A, Floor 0.210%)	0.569	(c)	08/25/34		1,045	954,176
Credit Suisse Mortgage Trust,
Series 2018-RPL08, Class A1, 144A	4.125	(cc)	07/25/58		1,632	1,638,259
Legacy Mortgage Asset Trust,
Series 2019-GS01, Class A1, 144A	4.000		01/25/59		762	774,488
Series 2019-GS02, Class A1, 144A	3.750		01/25/59		1,010	1,013,569
Series 2019-GS04, Class A1, 144A	3.438		05/25/59		1,703	1,707,586
Series 2019-SL01, Class A, 144A	4.000	(cc)	12/28/54		458	462,235
Mill City Mortgage Loan Trust,
Series 2018-01, Class A1, 144A	3.250	(cc)	05/25/62		758	785,668
Structured Asset Investment Loan Trust,
Series 2003-BC02, Class A3, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.350%)	0.849	(c)	04/25/33		101	99,698
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%	2.900	(c)	04/16/23	EUR	2,594	2,765,780
Towd Point Mortgage Trust,
Series 2017-04, Class A1, 144A	2.750	(cc)	06/25/57		502	518,731
Series 2017-06, Class A1, 144A	2.750	(cc)	10/25/57		648	668,258
Series 2018-02, Class A1, 144A	3.250	(cc)	03/25/58		1,026	1,072,388

						13,078,018

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    25

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Student Loans 1.3%
Earnest Student Loan Program LLC,
Series 2016-D, Class A1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	1.549	%(c)	01/25/41		10	$9,886
Laurel Road Prime Student Loan Trust,
Series 2018-A, Class A, 144A	0.000		02/25/43		1,440	1,022,823
Series 2018-C, Class A, 144A	0.000	(cc)	08/25/43		1,462	1,500,049
Series 2018-D, Class A, 144A	0.000	(cc)	11/25/43		2,500	2,584,548
Series 2019-A, Class R, IO, 144A	0.000		10/25/48		3,526	246,850
SoFi Alternative Trust,
Series 2019-B, Class PT, 144A	0.000		12/15/45		5,748	5,926,428
Series 2019-D, Class 1PT, 144A	2.616	(cc)	01/16/46		5,659	5,830,538
Series 2019-F, Class PT1, 144A	3.932	(cc)	02/15/45		6,322	6,486,506
SoFi RR Funding II Trust,
Series 2019-01, Class A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.398	(c)	11/29/24		4,823	4,756,460
SoFi RR Funding III Trust,
Series 2020-01, Class A, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 3.750%)	3.898	(c)	11/29/24		2,124	2,149,118

						30,513,206

TOTAL ASSET-BACKED SECURITIES
(cost $608,990,229)						607,299,748

BANK LOANS 0.1%

Oil & Gas 0.1%
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%	10.000	(c)	11/03/25		1,317	1,382,850

Pharmaceuticals 0.0%
Ceva Sante Animale SA (France),
Term Loan B, 6 Month EURIBOR + 4.750% (Cap N/A, Floor 0.000%)	4.750	(c)	04/13/26	EUR	1,075	1,241,670

TOTAL BANK LOANS
(cost $2,509,344)						2,624,520

CERTIFICATE OF DEPOSIT 0.2%
Sumitomo Mitsui Banking Corp., 3 Month LIBOR +0.350%
(cost $4,996,467)	0.574	(c)	07/12/21		5,000	5,006,067

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES 10.6%
Arbor Multifamily Mortgage Securities Trust,
Series 2020-MF01, Class A4, 144A	2.495%		05/15/53	10,000	$10,507,773
BANK,
Series 2017-BNK05, Class A4	3.131		06/15/60	1,000	1,098,977
Series 2017-BNK06, Class A4	3.254		07/15/60	230	253,718
Series 2018-BN10, Class A4	3.428		02/15/61	4,800	5,327,550
Series 2019-BN17, Class A3	3.456		04/15/52	4,200	4,674,745
Series 2019-BN18, Class A3	3.325		05/15/62	1,800	2,013,345
Series 2019-BN22, Class A3	2.726		11/15/62	1,300	1,372,450
Series 2019-BN24, Class A2	2.707		11/15/62	3,500	3,724,567
Series 2020-BN25, Class A3	2.391		01/15/63	9,933	10,406,325
Barclays Commercial Mortgage Trust,
Series 2018-TALL, Class D, 144A, 1 Month LIBOR + 1.449% (Cap N/A, Floor 1.449%)	1.597	(c)	03/15/37	4,500	4,224,459
Series 2019-C05, Class A3	2.805		11/15/52	6,100	6,573,393
BBCCRE Trust,
Series 2015-GTP, Class A, 144A	3.966		08/10/33	7,425	8,053,995
Benchmark Mortgage Trust,
Series 2018-B08, Class A4	3.963		01/15/52	2,630	3,021,183
Series 2019-B10, Class A3	3.455		03/15/62	3,100	3,465,132
Series 2019-B13, Class A3	2.701		08/15/57	10,000	10,729,837
Series 2020-B17, Class A4	2.042		03/15/53	3,400	3,476,103
BX Commercial Mortgage Trust,
Series 2019-XL, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.148	(c)	10/15/36	1,994	1,951,283
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)	2.448	(c)	10/15/36	1,994	1,933,620
Series 2020-BXLP, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.148	(c)	12/15/36	2,198	2,123,805
CD Mortgage Trust,
Series 2017-CD04, Class A3	3.248		05/10/50	600	657,758
Series 2017-CD05, Class A3	3.171		08/15/50	800	868,765
Series 2017-CD06, Class A4	3.190		11/13/50	1,650	1,785,428
CFCRE Commercial Mortgage Trust,
Series 2016-C07, Class A2	3.585		12/10/54	1,800	1,969,941
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4	3.575		05/10/47	84	88,825
Series 2016-C02, Class A3	2.575		08/10/49	6,200	6,540,632
Series 2016-C03, Class A3	2.896		11/15/49	700	747,578
Series 2017-C04, Class A3	3.209		10/12/50	1,150	1,245,431
Series 2017-P07, Class XC, IO	0.326	(cc)	04/14/50	16,000	274,155
Series 2017-P08, Class A3	3.203		09/15/50	1,600	1,749,519
Series 2018-B02, Class A3	3.744		03/10/51	2,900	3,291,148
Series 2018-C06, Class A3	4.145		11/10/51	4,300	4,911,185

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    27

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Citigroup Commercial Mortgage Trust, (cont’d.)
Series 2019-GC43, Class A3	2.782%		11/10/52	10,000	$10,810,952
Series 2019-SMRT, Class D, 144A	4.745	(cc)	01/10/36	400	408,409
CityLine Commercial Mortgage Trust,
Series 2016-CLNE, Class B, 144A	2.778	(cc)	11/10/31	300	302,487
Series 2016-CLNE, Class C, 144A	2.778	(cc)	11/10/31	100	98,797
Cold Storage Trust,
Series 2020-ICE05, Class E, 144A, 1 Month LIBOR + 2.766% (Cap N/A, Floor 2.833%)	2.989	(c)	11/15/23	2,250	2,227,219
Commercial Mortgage Trust,
Series 2012-CR01, Class XA, IO	1.845	(cc)	05/15/45	1,003	20,272
Series 2014-CR15, Class XB, IO, 144A	0.024	(cc)	02/10/47	157,461	103,027
Series 2014-UBS05, Class A4	3.838		09/10/47	400	437,193
Series 2015-CR26, Class A4	3.630		10/10/48	50	55,324
Series 2015-LC21, Class A4	3.708		07/10/48	90	99,300
Series 2015-PC01, Class A5	3.902		07/10/50	710	784,467
Series 2016-COR01, Class A3	2.826		10/10/49	700	741,640
Series 2016-DC02, Class A5	3.765		02/10/49	275	306,634
Series 2017-COR02, Class A2	3.239		09/10/50	1,725	1,887,501
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	2.298	(c)	05/15/36	3,300	3,242,132
Credit Suisse Mortgage Trust,
Series 2016-NXSR, Class A4	3.795	(cc)	12/15/49	3,407	3,788,219
Series 2017-LSTK, Class B, 144A	3.030		04/05/33	500	495,579
Series 2017-LSTK, Class C, 144A	3.229		04/05/33	300	294,948
CSAIL Commercial Mortgage Trust,
Series 2018-CX12, Class A3	3.959		08/15/51	1,900	2,193,819
Series 2019-C15, Class A3	3.779		03/15/52	6,000	6,757,822
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A	3.808	(cc)	12/10/36	200	201,744
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A4	2.632		08/10/49	400	425,849
Series 2017-C06, Class A4	3.071		06/10/50	600	655,675
Eleven Madison Mortgage Trust,
Series 2015-11MD, Class C, 144A	3.555	(cc)	09/10/35	250	256,732
FHLMC Multifamily Structured Pass-Through Certificates,
Series K0018, Class X1, IO	1.289	(cc)	01/25/22	2,507	25,420
Series K0020, Class X1, IO	1.355	(cc)	05/25/22	1,678	28,238
Series K0025, Class X1, IO	0.803	(cc)	10/25/22	6,057	77,085
Series K0069, Class X1, IO	0.364	(cc)	09/25/27	6,848	160,322
Series K0090, Class X1, IO	0.705	(cc)	02/25/29	99,995	5,404,812
Series K0093, Class X1, IO	0.952	(cc)	05/25/29	13,168	920,151

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Multifamily Structured Pass-Through Certificates, (cont’d.)
Series K0097, Class X1, IO	1.089	%(cc)	07/25/29	17,989	$1,496,833
Series K0100, Class X1, IO	0.650	(cc)	09/25/29	18,155	929,075
Series K0101, Class X1, IO	0.836	(cc)	10/25/29	19,072	1,236,125
Series K0735, Class X1, IO	0.957	(cc)	05/25/26	8,532	401,435
Series K1513, Class X1, IO	0.865	(cc)	08/25/34	11,291	951,857
Series Q001, Class XA, IO	2.190	(cc)	02/25/32	15,015	1,653,114
GS Mortgage Securities Trust,
Series 2014-GC20, Class XB, IO	0.436	(cc)	04/10/47	15,000	215,532
Series 2017-GS06, Class A2	3.164		05/10/50	700	765,596
Series 2017-GS07, Class A3	3.167		08/10/50	1,180	1,300,966
Series 2017-GS08, Class A3	3.205		11/10/50	1,400	1,545,129
Series 2019-GC38, Class A3	3.703		02/10/52	6,400	7,265,889
IMT Trust,
Series 2017-APTS, Class AFX, 144A	3.478		06/15/34	140	148,573
Series 2017-APTS, Class XFLC, IO, 144A	0.000	(cc)	06/15/34	185,553	408
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A5	3.672		11/15/47	1,400	1,530,995
Series 2015-C29, Class A4	3.611		05/15/48	1,890	2,069,974
Series 2015-C31, Class A3	3.801		08/15/48	1,475	1,634,926
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C05, Class A4	3.414		03/15/50	4,350	4,760,502
Series 2017-C07, Class A4	3.147		10/15/50	1,100	1,206,959
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2018-AON, Class E, 144A	4.613	(cc)	07/05/31	5,400	5,369,367
KKR Industrial Portfolio Trust,
Series 2020-AIP, Class E, 144A, 1 Month LIBOR + 2.626% (Cap N/A, Floor 2.626%)	2.774	(c)	03/15/37	1,274	1,242,443
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C20, Class A3	2.988		02/15/48	1,024	1,073,365
Series 2016-C29, Class A3	3.058		05/15/49	2,750	2,975,010
Series 2016-C30, Class A4	2.600		09/15/49	6,400	6,781,643
Series 2017-C33, Class A4	3.337		05/15/50	1,200	1,317,587
Morgan Stanley Capital I Trust,
Series 2015-UBS08, Class A3	3.540		12/15/48	4,550	4,982,647
Series 2017-H01, Class A4	3.259		06/15/50	600	655,910
Series 2017-HR02, Class A3	3.330		12/15/50	2,000	2,181,497
Series 2018-H04, Class A3	4.043		12/15/51	1,500	1,735,311
Series 2019-H06, Class A3	3.158		06/15/52	1,600	1,749,794
Series 2019-MEAD, Class E, 144A	3.177	(cc)	11/10/36	800	614,470
Natixis Commercial Mortgage Securities Trust,
Series 2019-LVL, Class A, 144A	3.885		08/15/38	4,750	5,204,105

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    29

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Salus European Loan Conduit DAC (United Kingdom),
Series 33A, Class A, 144A, 3 Month GBP LIBOR + 1.500% (Cap 6.500%, Floor 1.500%)	1.545	%(c)	01/23/29	GBP	2,000	$2,550,972
UBS Commercial Mortgage Trust,
Series 2017-C02, Class A3	3.225		08/15/50		1,100	1,202,112
Series 2017-C07, Class A3	3.418		12/15/50		2,100	2,330,879
Series 2018-C08, Class A3	3.720		02/15/51		2,700	3,049,122
Series 2018-C10, Class A3	4.048		05/15/51		1,400	1,599,847
Series 2018-C14, Class A3	4.180		12/15/51		3,250	3,769,145
Wells Fargo Commercial Mortgage Trust,
Series 2016-LC24, Class A3	2.684		10/15/49		1,500	1,599,533
Series 2017-C39, Class A4	3.157		09/15/50		1,400	1,540,413
Series 2017-C40, Class A3	3.317		10/15/50		350	376,852
Series 2017-RB01, Class A4	3.374		03/15/50		875	971,143
Series 2018-C43, Class XB, IO	0.362	(cc)	03/15/51		51,500	1,178,402
Series 2018-C46, Class XB, IO	0.371	(cc)	08/15/51		104,789	2,712,736
Series 2020-C56, Class A4	2.194		06/15/53		3,300	3,398,248

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $229,382,983)						243,550,835

CORPORATE BONDS 26.8%

Aerospace & Defense 0.2%
Boeing Co. (The),
Sr. Unsec’d. Notes	3.625		02/01/31		3,940	3,921,451
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes, 144A	2.800		03/15/22		1,480	1,523,398

						5,444,849

Agriculture 0.1%
Philip Morris International, Inc.,
Sr. Unsec’d. Notes	4.125		05/17/21		100	102,048
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A	6.125		02/01/25		1,700	1,696,796

						1,798,844

Airlines 0.2%
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes(a)	3.400		04/19/21		1,725	1,724,235

See Notes to Financial Statements.

30

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Airlines (cont’d.)
Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125%		06/15/27	3,030	$3,366,151
United Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates, Series A	4.000		10/11/27	111	106,950

					5,197,336

Apparel 0.1%
William Carter Co. (The),
Gtd. Notes, 144A	5.500		05/15/25	2,650	2,783,164

Auto Manufacturers 0.8%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.410%	0.631	(c)	04/12/21	230	230,288
Gtd. Notes, 144A	3.100		04/12/21	305	308,608
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A	3.350		05/04/21	915	928,052
Ford Motor Co.,
Sr. Unsec’d. Notes	9.000		04/22/25	800	941,217
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	3.350		11/01/22	7,665	7,632,422
General Motors Co.,
Sr. Unsec’d. Notes	6.600		04/01/36	70	87,717
General Motors Financial Co., Inc.,
Gtd. Notes, 3 Month LIBOR + 0.850%	1.080	(c)	04/09/21	720	719,973
Gtd. Notes	3.550		04/09/21	545	550,970
Navistar International Corp.,
Gtd. Notes, 144A	6.625		11/01/25	445	460,166
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, EMTN	2.900	(cc)	10/24/25	3,500	3,860,833
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A	3.875		11/13/20	825	825,779
Gtd. Notes, 144A	4.000		11/12/21	1,060	1,097,454

					17,643,479

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    31

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Parts & Equipment 0.1%
Adient US LLC,
Sr. Sec’d. Notes, 144A	7.000%		05/15/26	400	$426,891
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A(a)	5.750		04/15/25	1,700	1,759,474

					2,186,365

Banks 6.4%
Banco do Brasil SA (Brazil),
Gtd. Notes	3.875		10/10/22	3,440	3,540,512
Banco Nacional de Costa Rica (Costa Rica),
Sr. Unsec’d. Notes	5.875		04/25/21	2,150	2,164,722
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%	1.344	(c)	04/12/23	200	200,829
Sr. Unsec’d. Notes	3.848		04/12/23	600	641,539
Bank of America Corp.,
Jr. Sub. Notes, Series DD	6.300	(ff)	–(rr)	40	45,316
Jr. Sub. Notes, Series MM	4.300	(ff)	–(rr)	2,375	2,320,190
Sr. Unsec’d. Notes	2.592	(ff)	04/29/31	8,630	9,027,080
Sr. Unsec’d. Notes	3.004	(ff)	12/20/23	447	468,854
Sr. Unsec’d. Notes, GMTN	3.300		01/11/23	125	132,543
Sr. Unsec’d. Notes, GMTN	3.593	(ff)	07/21/28	530	592,574
Sr. Unsec’d. Notes, MTN	1.898	(ff)	07/23/31	1,665	1,648,639
Sr. Unsec’d. Notes, MTN(a)	2.496	(ff)	02/13/31	1,615	1,673,436
Sr. Unsec’d. Notes, MTN	3.194	(ff)	07/23/30	1,350	1,479,253
Sr. Unsec’d. Notes, MTN	3.824	(ff)	01/20/28	675	762,716
Sr. Unsec’d. Notes, MTN	4.125		01/22/24	250	276,235
Sr. Unsec’d. Notes, MTN	4.271	(ff)	07/23/29	2,325	2,729,085
Sub. Notes, MTN	4.450		03/03/26	6,500	7,485,551
Sub. Notes, Series L, MTN	3.950		04/21/25	300	334,392
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes, Series F	4.625	(ff)	–(rr)	125	129,399
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	4.375		01/12/26	200	226,123
Sr. Unsec’d. Notes, MTN	4.338	(ff)	05/16/24	1,400	1,506,520
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A(a)	1.904	(ff)	09/30/28	4,255	4,234,571
Sr. Unsec’d. Notes, 144A, MTN	3.800		01/10/24	350	379,261
Sub. Notes, 144A, MTN	4.375		09/28/25	695	777,487
BPCE SA (France),
Sr. Unsec’d. Notes, 144A	1.652	(ff)	10/06/26	10,150	10,203,584

See Notes to Financial Statements.

32

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Citigroup, Inc.,
Jr. Sub. Notes, Series Q, 3 Month LIBOR + 4.095% (Cap N/A, Floor 0.000%)	4.375	%(c)	–(rr)	235	$230,472
Jr. Sub. Notes, Series U	5.000	(ff)	–(rr)	2,125	2,137,373
Jr. Sub. Notes, Series V	4.700	(ff)	–(rr)	1,155	1,130,594
Sr. Unsec’d. Notes	3.200		10/21/26	2,495	2,744,978
Sr. Unsec’d. Notes	3.520	(ff)	10/27/28	990	1,098,406
Sub. Notes	4.125		07/25/28	1,260	1,440,099
Sub. Notes	4.400		06/10/25	210	237,545
Sub. Notes	4.450		09/29/27	6,500	7,497,324
Sub. Notes	4.600		03/09/26	165	190,251
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes	3.450		04/16/21	250	253,484
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.290%	1.539	(c)	02/04/21	1,150	1,150,018
Sr. Unsec’d. Notes	2.222	(ff)	09/18/24	2,655	2,684,523
Sr. Unsec’d. Notes	4.250		02/04/21	1,545	1,557,068
Sr. Unsec’d. Notes, GMTN	3.375		05/12/21	315	318,603
Sr. Unsec’d. Notes, Series D	5.000		02/14/22	750	785,208
Development Bank of Japan, Inc. (Japan),
Gov’t. Gtd. Notes, 144A, MTN	3.125		09/06/23	1,000	1,074,846
Gov’t. Gtd. Notes, EMTN	2.750		09/16/25	2,000	2,195,342
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, 144A	1.625		10/16/24	500	519,216
Gov’t. Liquid Gtd. Notes, 144A, MTN	3.250		09/26/23	750	809,308
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M, 3 Month LIBOR + 3.922%	4.165	(c)	–(rr)	175	171,794
Sr. Unsec’d. Notes	3.500		01/23/25	515	563,020
Sr. Unsec’d. Notes	3.850		01/26/27	800	900,132
Sr. Unsec’d. Notes	4.223	(ff)	05/01/29	1,345	1,567,760
Sr. Unsec’d. Notes, EMTN	2.100	(cc)	11/26/22	2,000	2,053,329
Sr. Unsec’d. Notes, EMTN	3.000	(cc)	05/31/24	2,244	2,435,215
Sr. Unsec’d. Notes, MTN	2.905	(ff)	07/24/23	1,400	1,453,830
Sub. Notes	5.150		05/22/45	125	165,794
Industrial & Commercial Bank of China Ltd. (China),
Sr. Unsec’d. Notes	2.452		10/20/21	4,000	4,055,882
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes(a)	3.550		04/09/24	600	652,838

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    33

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF	5.000	%(ff)	–(rr)	1,515	$1,522,992
Jr. Sub. Notes, Series HH	4.600	(ff)	–(rr)	2,125	2,089,744
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%	3.684	(c)	–(rr)	97	91,859
Jr. Sub. Notes, Series II	4.000	(ff)	–(rr)	4,510	4,267,261
Jr. Sub. Notes, Series X	6.100	(ff)	–(rr)	125	131,753
Sr. Unsec’d. Notes	3.509	(ff)	01/23/29	375	420,661
Sr. Unsec’d. Notes	3.625		05/13/24	350	385,539
Sr. Unsec’d. Notes	3.782	(ff)	02/01/28	4,500	5,106,433
Sr. Unsec’d. Notes	3.964	(ff)	11/15/48	845	1,010,652
Sr. Unsec’d. Notes	4.005	(ff)	04/23/29	1,550	1,793,536
Sr. Unsec’d. Notes	4.452	(ff)	12/05/29	6,920	8,274,254
Sub. Notes	4.250		10/01/27	215	249,843
KeyCorp,
Sr. Unsec’d. Notes, MTN	5.100		03/24/21	400	407,479
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes	3.750		01/11/27	800	886,601
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	3.761		07/26/23	1,930	2,089,551
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%	3.847	(c)	–(rr)	75	71,892
Sr. Unsec’d. Notes, GMTN	3.750		02/25/23	390	418,413
Sr. Unsec’d. Notes, GMTN	3.772	(ff)	01/24/29	4,280	4,880,023
Sr. Unsec’d. Notes, GMTN	4.431	(ff)	01/23/30	1,150	1,375,961
Sr. Unsec’d. Notes, MTN	3.591	(ff)	07/22/28	640	720,556
Sub. Notes, GMTN	4.350		09/08/26	5,505	6,387,022
PNC Bank NA,
Sub. Notes	4.050		07/26/28	350	407,224
Truist Bank,
Sr. Unsec’d. Notes	2.850		04/01/21	550	554,694
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	3.000		04/15/21	390	394,710
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A	2.569	(ff)	09/22/26	1,180	1,172,170
Wells Fargo & Co.,
Sr. Unsec’d. Notes	2.500		03/04/21	75	75,562
Sr. Unsec’d. Notes(a)	3.068	(ff)	04/30/41	3,050	3,154,045
Sr. Unsec’d. Notes, MTN	2.572	(ff)	02/11/31	2,575	2,680,728

					146,075,821

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Beverages 0.0%
Central American Bottling Corp. (Guatemala),
Gtd. Notes, 144A	5.750%	01/31/27		200	$209,081
Keurig Dr. Pepper, Inc.,
Gtd. Notes	3.551	05/25/21		615	625,818

					834,899

Biotechnology 0.0%
Amgen, Inc.,
Sr. Unsec’d. Notes	3.875	11/15/21		207	212,720

Building Materials 0.3%
Forterra Finance LLC/FRTA Finance Corp.,
Sr. Sec’d. Notes, 144A	6.500	07/15/25		1,375	1,455,134
Masco Corp.,
Sr. Unsec’d. Notes(a)	2.000	10/01/30		1,440	1,433,631
Masonite International Corp.,
Gtd. Notes, 144A	5.750	09/15/26		675	706,256
U.S. Concrete, Inc.,
Gtd. Notes(a)	6.375	06/01/24		1,906	1,969,937
Vulcan Materials Co.,
Sr. Unsec’d. Notes	4.700	03/01/48		995	1,212,072

					6,777,030

Chemicals 0.7%
Atotech Alpha 3 BV/Alpha US Bidco, Inc. (United Kingdom),
Gtd. Notes, 144A(a)	6.250	02/01/25		1,500	1,512,212
Chemours Co. (The),
Gtd. Notes(a)	7.000	05/15/25		1,910	1,925,817
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes	1.750	06/14/22	EUR	390	458,418
Gtd. Notes	3.500	07/19/22		3,460	3,548,262
Gtd. Notes	4.125	03/14/21		1,000	1,009,342
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes	3.766	11/15/20		435	435,488
LyondellBasell Industries NV,
Sr. Unsec’d. Notes	6.000	11/15/21		350	364,739
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.875	06/01/24		1,800	1,780,931
Nutrition & Biosciences, Inc.,
Sr. Unsec’d. Notes, 144A	3.468	12/01/50		2,495	2,544,273

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    35

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Orbia Advance Corp. SAB de CV (Mexico),
Gtd. Notes, 144A	4.875%	09/19/22		290	$308,129
Sasol Financing International Ltd. (South Africa),
Gtd. Notes	4.500	11/14/22		600	582,858
Sasol Financing USA LLC (South Africa),
Gtd. Notes	5.875	03/27/24		1,000	960,842
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes	3.450	08/01/25		85	93,786
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	10.500	08/01/24		525	446,338

					15,971,435

Commercial Services 0.4%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26		1,125	1,177,688
Central Nippon Expressway Co. Ltd. (Japan),
Sr. Unsec’d. Notes	2.241	02/16/21		1,400	1,406,145
Sr. Unsec’d. Notes	2.849	03/03/22		2,000	2,056,424
Georgetown University (The),
Unsec’d. Notes, Series A	5.215	10/01/2118		785	1,002,120
Loxam SAS (France),
Sr. Sec’d. Notes, 144A	2.875	04/15/26	EUR	700	745,795
Sr. Sub. Notes, 144A	4.500	04/15/27	EUR	800	773,799
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A	5.000	04/15/22		880	880,900
University of Notre Dame du Lac,
Unsec’d. Notes, Series 2017	3.394	02/15/48		400	445,170

					8,488,041

Computers 0.5%
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A	5.875	06/15/21		1,776	1,779,735
IBM Credit LLC,
Sr. Unsec’d. Notes	2.650	02/05/21		5,000	5,030,873
Sr. Unsec’d. Notes	3.450	11/30/20		4,240	4,250,382

					11,060,990

See Notes to Financial Statements.

36

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Distribution/Wholesale 0.3%
H&E Equipment Services, Inc.,
Gtd. Notes	5.625%		09/01/25	5,580	$5,784,285

Diversified Financial Services 0.7%
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A	5.500		01/15/23	1,150	1,171,802
BOC Aviation Ltd. (Singapore),
Sr. Unsec’d. Notes, EMTN	2.375		09/15/21	1,303	1,310,781
Capital One Financial Corp.,
Sr. Unsec’d. Notes(a)	3.450		04/30/21	3,445	3,488,298
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A	3.150		07/24/24	2,000	2,191,664
CPPIB Capital, Inc. (Canada),
Gtd. Notes, 144A, MTN	2.750		11/02/27	250	281,529
Credit Suisse International (United Kingdom),
Sub. Notes, Series E^	2.107	(s)	12/15/20	103	102,568
Discover Financial Services,
Sr. Unsec’d. Notes	5.200		04/27/22	400	426,090
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes	5.500		10/18/23	100	109,899
LPL Holdings, Inc.,
Gtd. Notes, 144A	5.750		09/15/25	875	906,054
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	6.000		01/15/27	425	425,082
Gtd. Notes, 144A	9.125		07/15/26	1,400	1,498,179
OneMain Finance Corp.,
Gtd. Notes	6.125		03/15/24	1,775	1,866,314
Ontario Teachers’ Finance Trust (Canada),
Local Gov’t. Gtd. Notes, 144A	2.125		09/19/22	250	258,200
Local Gov’t. Gtd. Notes, 144A	2.750		04/16/21	250	252,839
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN	6.150		12/06/28	200	226,864
Power Sector Assets & Liabilities Management Corp. (Philippines),
Gov’t. Gtd. Notes	7.390		12/02/24	1,000	1,253,523
Private Export Funding Corp.,
Sr. Unsec’d. Notes, 144A	2.650		02/16/21	200	201,392

					15,971,078

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    37

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric 1.7%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN	5.875%	12/13/21	4,200	$4,451,901
Calpine Corp.,
Sr. Unsec’d. Notes, 144A(a)	4.625	02/01/29	1,300	1,312,189
Sr. Unsec’d. Notes, 144A	5.000	02/01/31	1,950	1,991,729
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series C	4.300	12/01/56	25	30,885
Enel Finance International NV (Italy),
Gtd. Notes, 144A	2.875	05/25/22	515	531,456
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes	5.750	01/26/21	600	586,804
Sr. Unsec’d. Notes, 144A	5.750	01/26/21	2,570	2,513,477
Sr. Unsec’d. Notes, 144A	7.125	02/11/25	475	444,906
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series B	3.900	07/15/27	505	539,520
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A	4.350	01/15/25	125	136,453
Hydro-Quebec (Canada),
Local Gov’t. Gtd. Notes	9.400	02/01/21	503	514,053
Local Gov’t. Gtd. Notes, Series B, MTN	6.270	01/03/26	85	107,512
Local Gov’t. Gtd. Notes, Series B, MTN	8.400	03/28/25	500	660,047
Local Gov’t. Gtd. Notes, Series GQ	8.250	01/15/27	1,000	1,418,010
Local Gov’t. Gtd. Notes, Series HH	8.500	12/01/29	375	595,574
Local Gov’t. Gtd. Notes, Series HY	8.400	01/15/22	1,084	1,185,038
Local Gov’t. Gtd. Notes, Series IO	8.050	07/07/24	565	713,457
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A	5.000	11/12/24	2,000	2,263,173
Sr. Sec’d. Notes, 144A, GMTN	4.250	08/14/28	320	366,722
Monongahela Power Co.,
First Mortgage, 144A	4.100	04/15/24	425	466,519
Narragansett Electric Co. (The),
Sr. Unsec’d. Notes, 144A	3.395	04/09/30	1,640	1,852,615
Nova Scotia Power Finance Corp. (Canada),
Local Gov’t. Gtd. Notes	9.400	04/01/21	1,400	1,451,707
NRG Energy, Inc.,
Gtd. Notes	6.625	01/15/27	1,800	1,893,700
Gtd. Notes	7.250	05/15/26	2,553	2,694,544
Gtd. Notes, 144A(a)	5.250	06/15/29	625	678,329
PacifiCorp,
First Mortgage	3.300	03/15/51	300	326,367

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Sempra Energy,
Sr. Unsec’d. Notes	4.000%	02/01/48		580	$654,852
State Grid Overseas Investment 2016 Ltd. (China),
Gtd. Notes, EMTN	2.750	05/04/22		250	256,756
Tucson Electric Power Co.,
Sr. Unsec’d. Notes	4.000	06/15/50		2,350	2,742,586
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.500	09/01/26		925	962,621
Gtd. Notes, 144A	5.625	02/15/27		3,700	3,868,337

					38,211,839

Electrical Components & Equipment 0.1%
WESCO Distribution, Inc.,
Gtd. Notes, 144A(a)	7.125	06/15/25		2,250	2,428,576

Engineering & Construction 0.0%
GMR Hyderabad International Airport Ltd. (India),
Sr. Sec’d. Notes, 144A	4.250	10/27/27		200	180,320
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	4.250	10/31/26		620	580,973

					761,293

Entertainment 0.5%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% / PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	12.000	06/15/26		2,800	156,679
Sr. Sec’d. Notes, 144A	10.500	04/24/26		330	170,455
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25		1,520	1,559,896
Caesars Resort Collection LLC/CRC Finco, Inc.,
Gtd. Notes, 144A	5.250	10/15/25		2,325	2,208,246
Codere Finance 2 Luxembourg SA (Spain),
Sr. Sec’d. Notes	6.750	11/01/21	EUR	1,600	897,442
Sr. Sec’d. Notes, 144A	10.750	09/30/23	EUR	1,093	1,276,469
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(a)	7.625	04/15/26		1,075	1,078,270

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    39

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)
Scientific Games International, Inc.,
Gtd. Notes, 144A	8.250%		03/15/26		500	$506,525
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Sr. Unsec’d. Notes, 144A	7.750		04/15/25		4,000	4,209,509

						12,063,491

Foods 0.7%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.500		02/15/23		2,900	2,946,841
B&G Foods, Inc.,
Gtd. Notes(a)	5.250		04/01/25		2,000	2,058,308
Kraft Heinz Foods Co.,
Gtd. Notes, 144A	4.625		10/01/39		1,415	1,520,341
Gtd. Notes, 144A(a)	4.875		10/01/49		1,575	1,664,869
McCormick & Co., Inc.,
Sr. Unsec’d. Notes	2.500		04/15/30		3,080	3,256,721
Picard Groupe SAS (France),
Sr. Sec’d. Notes, 144A, 3 Month EURIBOR + 3.000% (Cap N/A, Floor 3.000%)	3.000	(c)	11/30/23	EUR	425	481,223
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A	5.750		03/15/25		575	588,573
Gtd. Notes, 144A	5.875		09/30/27		3,700	3,909,795

						16,426,671

Forest Products & Paper 0.0%
Georgia-Pacific LLC,
Gtd. Notes, 144A	5.400		11/01/20		200	200,000
Inversiones CMPC S.A. Branch (Chile),
Gtd. Notes, 144A	4.500		04/25/22		210	219,368

						419,368

Gas 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.625		05/20/24		3,525	3,755,273

Healthcare-Products 0.1%
Medtronic Global Holdings SCA,
Gtd. Notes	1.625		03/07/31	EUR	300	393,330

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Healthcare-Products (cont’d.)
Medtronic Global Holdings SCA, (cont’d.)
Gtd. Notes	2.250%	03/07/39	EUR	300	$416,954
Stryker Corp.,
Sr. Unsec’d. Notes	2.125	11/30/27	EUR	430	567,125
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN	1.500	10/01/39	EUR	800	966,575
Sr. Unsec’d. Notes, EMTN	1.875	10/01/49	EUR	550	685,996

					3,029,980

Healthcare-Services 0.6%
Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes	3.829	08/15/28		1,175	1,332,550
Centene Corp.,
Sr. Unsec’d. Notes	4.250	12/15/27		385	405,310
HCA, Inc.,
Gtd. Notes	5.375	02/01/25		425	470,929
Indiana University Health, Inc. Obligated Group,
Sec’d. Notes	3.970	11/01/48		800	960,942
IQVIA, Inc.,
Gtd. Notes, 144A	2.250	01/15/28	EUR	1,200	1,375,988
MEDNAX, Inc.,
Gtd. Notes, 144A	5.250	12/01/23		1,450	1,459,095
Tenet Healthcare Corp.,
Sr. Sec’d. Notes, 144A	7.500	04/01/25		3,000	3,232,053
Sr. Unsec’d. Notes(a)	6.750	06/15/23		3,400	3,585,297

					12,822,164

Holding Companies-Diversified 0.1%
CK Hutchison International 17 Ltd. (United Kingdom),
Gtd. Notes, 144A	2.875	04/05/22		1,000	1,027,329

Home Builders 0.4%
KB Home,
Gtd. Notes	7.000	12/15/21		175	182,226
Lennar Corp.,
Gtd. Notes	5.250	06/01/26		3,000	3,405,124
M/I Homes, Inc.,
Gtd. Notes	5.625	08/01/25		1,885	1,949,440
Meritage Homes Corp.,
Gtd. Notes	6.000	06/01/25		750	844,833

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    41

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)
New Home Co., Inc. (The),
Gtd. Notes	7.250%	04/01/22	1,400	$1,426,740
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27	1,325	1,469,845

				9,278,208

Home Furnishings 0.0%
Whirlpool Corp.,
Sr. Unsec’d. Notes	4.700	06/01/22	100	106,295

Housewares 0.0%
Newell Brands, Inc.,
Sr. Unsec’d. Notes	4.000	06/15/22	100	103,468

Insurance 0.0%
Arch Capital Finance LLC,
Gtd. Notes	4.011	12/15/26	135	155,670
Markel Corp.,
Sr. Unsec’d. Notes	4.150	09/17/50	505	597,313
Sr. Unsec’d. Notes	4.900	07/01/22	250	267,370

				1,020,353

Internet 0.1%
Netflix, Inc.,
Sr. Unsec’d. Notes	5.375	02/01/21	2,000	2,018,562

Leisure Time 0.1%
NCL Corp. Ltd.,
Sr. Unsec’d. Notes, 144A(a)	3.625	12/15/24	1,500	1,050,197

Lodging 0.3%
Marriott International, Inc.,
Sr. Unsec’d. Notes	3.250	09/15/22	100	102,012
MGM Resorts International,
Gtd. Notes	6.000	03/15/23	275	286,012
Gtd. Notes(a)	6.750	05/01/25	5,500	5,777,080

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes	5.125%	08/08/25	300	$323,806
Station Casinos LLC,
Gtd. Notes, 144A(a)	5.000	10/01/25	925	920,095

				7,409,005

Machinery-Construction & Mining 0.0%
Caterpillar, Inc.,
Sr. Unsec’d. Notes(a)	3.250	04/09/50	840	930,517

Machinery-Diversified 0.0%
CNH Industrial Capital LLC,
Gtd. Notes	4.375	11/06/20	200	200,000
Gtd. Notes	4.875	04/01/21	75	76,161
Xylem, Inc.,
Sr. Unsec’d. Notes	4.875	10/01/21	100	103,945

				380,106

Media 1.5%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.500	05/01/26	6,800	7,066,261
Sr. Unsec’d. Notes, 144A(a)	5.750	02/15/26	4,150	4,301,953
Sr. Unsec’d. Notes, 144A	5.875	05/01/27	5,000	5,217,042
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes(a)	4.800	03/01/50	775	883,744
Sr. Sec’d. Notes	5.375	05/01/47	85	101,575
Sr. Sec’d. Notes	6.384	10/23/35	3,075	4,159,421
Sr. Sec’d. Notes	6.484	10/23/45	95	128,168
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes(a)	9.250	02/15/24	1,617	1,407,696
Comcast Corp.,
Gtd. Notes	4.250	10/15/30	335	408,365
CSC Holdings LLC,
Gtd. Notes, 144A	5.500	04/15/27	8,000	8,420,283
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Sr. Sec’d. Notes, 144A	5.375	08/15/26	2,050	1,198,998

				33,293,506

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    43

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Miscellaneous Manufacturing 0.2%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A(a)	7.500%	03/15/25	1,675	$1,214,524
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	2,750	2,002,770
Sr. Unsec’d. Notes, 144A	8.750	12/01/21	1,675	1,668,746
Textron, Inc.,
Sr. Unsec’d. Notes	3.650	03/01/21	25	25,237

				4,911,277

Multi-National 0.7%
Asian Development Bank (Supranational Bank),
Sr. Unsec’d. Notes	5.820	06/16/28	3,000	4,063,932
Sr. Unsec’d. Notes	6.375	10/01/28	1,080	1,503,821
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes	2.125	09/27/21	865	876,019
Sr. Unsec’d. Notes	2.750	01/06/23	800	829,967
Sr. Unsec’d. Notes	3.250	02/11/22	1,000	1,029,924
Sr. Unsec’d. Notes	3.750	11/23/23	1,000	1,078,808
Sr. Unsec’d. Notes	4.375	06/15/22	1,100	1,159,696
Inter-American Development Bank (Supranational Bank),
Notes	6.800	10/15/25	500	640,507
Sr. Unsec’d. Notes	7.000	06/15/25	1,000	1,279,785
Unsec’d. Notes	6.950	08/01/26	500	656,856
Unsec’d. Notes, MTN	6.750	07/15/27	1,895	2,565,299
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes	2.400	10/26/22	790	814,938

				16,499,552

Oil & Gas 2.1%
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A	2.875	01/15/26	3,755	3,722,473
Antero Resources Corp.,
Gtd. Notes	5.125	12/01/22	750	695,554
Gtd. Notes	5.375	11/01/21	2,775	2,778,095
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	9.000	11/01/27	691	675,427
Sr. Unsec’d. Notes, 144A	7.000	11/01/26	100	88,461

See Notes to Financial Statements.

44

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	5.400%		06/15/47		1,332	$1,314,737
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A	9.250		08/01/24		425	361,325
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	7.000		06/15/25		1,300	1,204,847
CNOOC Finance 2013 Ltd. (China),
Gtd. Notes	3.000		05/09/23		200	209,312
Concho Resources, Inc.,
Gtd. Notes	4.875		10/01/47		350	428,768
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes	4.650		03/15/25		300	329,178
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A	4.750		04/24/25		200	222,417
Sr. Unsec’d. Notes, 144A	4.750		04/19/27		200	225,317
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	7.000		03/31/24		765	729,320
Gtd. Notes, 144A	7.125		02/01/27		350	315,112
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	5.131	(s)	10/10/36		12,600	5,724,928
Sr. Unsec’d. Notes	7.500		05/01/31		250	228,114
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes	4.875		05/03/22		400	422,468
Petrobras Global Finance BV (Brazil),
Gtd. Notes	5.093		01/15/30		95	99,414
Gtd. Notes	5.600		01/03/31		1,095	1,179,966
Gtd. Notes	5.750		02/01/29		300	333,644
Gtd. Notes	6.625		01/16/34	GBP	1,575	2,261,462
Gtd. Notes	7.375		01/17/27		1,550	1,868,398
Gtd. Notes	8.750		05/23/26		1,500	1,911,113
Gtd. Notes, EMTN	6.250		12/14/26	GBP	900	1,300,354
Petroleos Mexicanos (Mexico),
Gtd. Notes	2.500		11/24/22	EUR	465	523,265
Gtd. Notes	6.350		02/12/48		686	523,959
Gtd. Notes	6.490		01/23/27		3,133	2,915,736
Gtd. Notes	6.500		03/13/27		3,665	3,406,099
Gtd. Notes	6.500		01/23/29		300	267,591
Gtd. Notes	7.690		01/23/50		185	154,647
Gtd. Notes, EMTN	2.500		08/21/21	EUR	1,100	1,267,908
Gtd. Notes, EMTN	3.750		11/16/25	GBP	853	966,513
Gtd. Notes, EMTN	4.875		02/21/28	EUR	200	207,136
Gtd. Notes, EMTN	5.125		03/15/23	EUR	800	937,941

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    45

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Petroleos Mexicanos (Mexico), (cont’d.)
Gtd. Notes, EMTN	8.250%	06/02/22	GBP	640	$872,028
Gtd. Notes, MTN	6.750	09/21/47		789	613,716
Gtd. Notes, MTN	6.875	08/04/26		1,440	1,384,649
Range Resources Corp.,
Gtd. Notes, 144A(a)	9.250	02/01/26		2,600	2,756,634
Sinopec Group Overseas Development 2013 Ltd. (China),
Gtd. Notes	4.375	10/17/23		1,220	1,334,345
Valero Energy Corp.,
Sr. Unsec’d. Notes(a)	2.150	09/15/27		1,420	1,354,999
YPF SA (Argentina),
Sr. Unsec’d. Notes, 144A	8.500	03/23/25		27	17,268

					48,134,638

Packaging & Containers 0.0%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu,
Sr. Sec’d. Notes, 144A	5.125	07/15/23		213	215,556

Pharmaceuticals 2.0%
AbbVie, Inc.,
Sr. Unsec’d. Notes	3.600	05/14/25		95	105,188
Sr. Unsec’d. Notes	4.500	05/14/35		150	182,289
Sr. Unsec’d. Notes, 144A	4.050	11/21/39		9,395	10,742,291
Sr. Unsec’d. Notes, 144A	4.550	03/15/35		165	200,607
Sr. Unsec’d. Notes, 144A	4.850	06/15/44		1,115	1,371,912
Bausch Health Americas, Inc.,
Gtd. Notes, 144A(a)	8.500	01/31/27		3,600	3,933,812
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28		850	839,465
Gtd. Notes, 144A	5.500	03/01/23		1,200	1,200,178
Gtd. Notes, 144A	6.125	04/15/25		1,275	1,308,260
Gtd. Notes, 144A	7.000	01/15/28		425	450,679
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A(a)	4.250	12/15/25		1,300	1,474,922
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	4.125	06/15/39		475	587,600
Sr. Unsec’d. Notes	4.250	10/26/49		735	936,141
Sr. Unsec’d. Notes	4.550	02/20/48		1,040	1,369,489
Sr. Unsec’d. Notes	5.000	08/15/45		850	1,162,537

See Notes to Financial Statements.

46

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Cardinal Health, Inc.,
Sr. Unsec’d. Notes	3.200%		03/15/23	1,215	$1,283,262
Cigna Corp.,
Gtd. Notes	4.375		10/15/28	1,630	1,927,040
Sr. Unsec’d. Notes(a)	3.200		03/15/40	1,040	1,086,441
CVS Health Corp.,
Sr. Unsec’d. Notes(a)	2.700		08/21/40	1,960	1,867,198
Sr. Unsec’d. Notes	3.350		03/09/21	3,452	3,487,916
Sr. Unsec’d. Notes	5.125		07/20/45	70	88,243
McKesson Corp.,
Sr. Unsec’d. Notes	3.650		11/30/20	3,110	3,117,735
Mylan, Inc.,
Gtd. Notes(a)	4.550		04/15/28	1,240	1,440,581
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	2.400		09/23/21	915	929,408
Gtd. Notes	3.200		09/23/26	925	1,029,030
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes	3.025		07/09/40	1,300	1,329,674
Upjohn, Inc.,
Gtd. Notes, 144A	3.850		06/22/40	1,120	1,201,223
Gtd. Notes, 144A	4.000		06/22/50	2,080	2,190,786

					46,843,907

Pipelines 0.8%
Energy Transfer Operating LP,
Gtd. Notes(a)	5.000		05/15/50	1,030	958,626
Gtd. Notes	5.300		04/15/47	110	104,039
Jr. Sub. Notes, Series G	7.125	(ff)	–(rr)	1,300	1,062,002
Enterprise Products Operating LLC,
Gtd. Notes	3.200		02/15/52	2,725	2,511,142
Gtd. Notes	3.900		02/15/24	250	272,894
Kinder Morgan Energy Partners LP,
Gtd. Notes	3.950		09/01/22	372	391,299
Kinder Morgan, Inc.,
Gtd. Notes(a)	3.250		08/01/50	1,255	1,126,362
MPLX LP,
Sr. Unsec’d. Notes	5.200		03/01/47	20	20,899
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A	4.375		08/15/22	125	129,746
ONEOK, Inc.,
Gtd. Notes	4.500		03/15/50	6,100	5,378,352

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    47

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
ONEOK, Inc., (cont’d.)
Gtd. Notes	4.950%	07/13/47	385	$360,723
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	2.850	01/31/23	350	355,731
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	09/15/24	1,300	1,253,378
Gtd. Notes, 144A	7.500	10/01/25	2,225	2,247,722
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	4.000	09/15/25	225	248,892
Sr. Unsec’d. Notes	4.300	03/04/24	325	354,220
Sr. Unsec’d. Notes	4.500	11/15/23	345	377,285

				17,153,312

Real Estate 0.1%
Howard Hughes Corp. (The),
Gtd. Notes, 144A	5.375	03/15/25	2,500	2,507,189

Real Estate Investment Trusts (REITs) 0.7%
Diversified Healthcare Trust,
Gtd. Notes	9.750	06/15/25	5,675	6,238,015
Sr. Unsec’d. Notes	6.750	12/15/21	2,350	2,392,772
ESH Hospitality, Inc.,
Gtd. Notes, 144A	5.250	05/01/25	1,500	1,501,682
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes, 144A(a)	4.625	06/15/25	610	621,091
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes(a)	5.000	04/15/23	1,925	1,894,555
SBA Communications Corp.,
Sr. Unsec’d. Notes(a)	4.000	10/01/22	2,800	2,822,230
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.250	12/01/26	575	584,097
Gtd. Notes, 144A	4.625	12/01/29	860	893,840

				16,948,282

Retail 0.5%
Brinker International, Inc.,
Gtd. Notes, 144A	5.000	10/01/24	1,075	1,077,540

See Notes to Financial Statements.

48

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
Golden Nugget, Inc.,
Gtd. Notes, 144A(a)	8.750%	10/01/25		1,623	$1,331,954
Sr. Unsec’d. Notes, 144A(a)	6.750	10/15/24		1,250	1,058,193
L Brands, Inc.,
Gtd. Notes	5.625	10/15/23		3,319	3,486,805
Rite Aid Corp.,
Sr. Sec’d. Notes, 144A	8.000	11/15/26		103	103,218
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes(a)	5.625	12/01/25		3,650	3,619,903
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27		1,395	1,441,200

					12,118,813

Semiconductors 0.5%
Broadcom, Inc.,
Gtd. Notes	3.459	09/15/26		5,469	5,964,278
Gtd. Notes	5.000	04/15/30		3,645	4,295,177

					10,259,455

Software 0.0%
Fidelity National Information Services, Inc.,
Gtd. Notes	0.750	05/21/23	EUR	500	595,078

Telecommunications 2.0%
AT&T, Inc.,
Sr. Unsec’d. Notes	1.650	02/01/28		3,720	3,690,446
Sr. Unsec’d. Notes	3.800	02/15/27		140	157,515
Sr. Unsec’d. Notes	4.300	02/15/30		350	407,676
Sr. Unsec’d. Notes, 144A(a)	3.500	09/15/53		4,535	4,287,172
Sr. Unsec’d. Notes, 144A(a)	3.650	09/15/59		1,302	1,236,308
CenturyLink, Inc.,
Sr. Unsec’d. Notes	5.625	04/01/25		585	614,398
Sr. Unsec’d. Notes, Series S	6.450	06/15/21		2,500	2,559,352
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A	6.750	03/01/23		2,000	1,240,034
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes	5.500	08/01/23(d)		3,020	1,776,946
Level 3 Financing, Inc.,
Gtd. Notes	5.375	01/15/24		6,800	6,850,371

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    49

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Level 3 Financing, Inc., (cont’d.)
Sr. Sec’d. Notes, 144A	3.400%	03/01/27	325	$348,686
Qwest Corp.,
Sr. Unsec’d. Notes	6.750	12/01/21	50	52,436
Sprint Communications, Inc.,
Gtd. Notes	6.000	11/15/22	4,000	4,278,108
Gtd. Notes	11.500	11/15/21	1,000	1,091,090
Sprint Corp.,
Gtd. Notes	7.250	09/15/21	5,725	5,965,035
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A	3.360	03/20/23	100	101,165
T-Mobile USA, Inc.,
Gtd. Notes	6.000	03/01/23	3,000	3,002,552
Gtd. Notes(a)	6.500	01/15/26	5,000	5,208,406
Sr. Sec’d. Notes, 144A(a)	3.000	02/15/41	2,755	2,671,259
Sr. Sec’d. Notes, 144A	3.300	02/15/51	895	858,931

				46,397,886

Transportation 0.0%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes	3.450	09/15/21	100	101,909
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes	5.875	07/05/34	105	127,030
XPO Logistics, Inc.,
Gtd. Notes, 144A	6.750	08/15/24	196	207,304

				436,243

TOTAL CORPORATE BONDS
(cost $605,148,694)				615,787,725

MUNICIPAL BONDS 0.4%

California 0.0%
University of California,
Taxable, Revenue Bonds, Series AP	3.931	05/15/45	25	29,426
Taxable, Revenue Bonds, Series J	4.131	05/15/45	25	29,171

				58,597

See Notes to Financial Statements.

50

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Illinois 0.3%
Chicago O’Hare International Airport,
Taxable, Revenue Bonds, Series C	4.472%		01/01/49	2,465	$2,903,548
Taxable, Revenue Bonds, Series C	4.572		01/01/54	640	775,712
State of Illinois,
General Obligation Unlimited, Series A	5.000		10/01/22	635	664,496
General Obligation Unlimited, Series D	5.000		11/01/22	1,685	1,732,938

					6,076,694

New Jersey 0.0%
New Jersey Turnpike Authority, Taxable, Revenue Bonds, BABs, Series F	7.414		01/01/40	100	164,176

Puerto Rico 0.1%
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev., Revenue Bonds, Restructured, Series A-1	5.000		07/01/58	2,135	2,270,658

Virginia 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C	4.179		09/01/2117	125	150,371

TOTAL MUNICIPAL BONDS
(cost $8,025,358)					8,720,496

RESIDENTIAL MORTGAGE-BACKED SECURITIES 8.2%
Bellemeade Re Ltd. (Bermuda),
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.749	(c)	04/25/28	224	221,812
Series 2018-02A, Class M1C, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.749	(c)	08/25/28	291	287,817
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	1.999	(c)	10/25/28	475	471,425
Series 2019-02A, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)	1.599	(c)	04/25/29	307	306,407
Series 2019-03A, Class M1A, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.249	(c)	07/25/29	505	503,678
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)	1.749	(c)	07/25/29	1,500	1,469,680
Series 2019-04A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	1.549	(c)	10/25/29	670	668,573
Series 2019-04A, Class M1B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.149	(c)	10/25/29	2,400	2,373,982

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    51

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Bellemeade Re Ltd. (Bermuda), (cont’d.)
Series 2020-01A, Class M1A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.799	%(c)	06/25/30	1,779	$1,782,105
Series 2020-01A, Class M1B, 144A, 1 Month LIBOR + 3.400% (Cap N/A, Floor 0.000%)	3.549	(c)	06/25/30	430	435,269
Series 2020-02A, Class M1A, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)	2.449	(c)	08/26/30	505	505,537
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.200% (Cap N/A, Floor 3.200%)	3.349	(c)	08/26/30	400	403,105
Series 2020-02A, Class M1C, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)	4.149	(c)	08/26/30	465	467,324
Series 2020-03A, Class M1A, 144A	—	(p)	10/25/30	515	514,983
Series 2020-03A, Class M1B, 144A	—	(p)	10/25/30	375	374,971
Series 2020-03A, Class M1C, 144A	—	(p)	10/25/30	490	489,747
BVRT Financing Trust,
Series 2019-01, Class F, 144A^	2.295		09/15/21	8,160	8,092,266
Central Park Funding Trust,
Series 2018-01, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)	1.649	(c)	11/01/23	5,200	5,236,896
Series 2019-01, Class A1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	1.546	(c)	04/25/24	2,450	2,463,590
CIM Trust,
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)	2.149	(c)	01/25/57	719	723,270
Series 2017-06, Class A1, 144A	3.015	(cc)	06/25/57	2,231	2,239,660
Series 2017-08, Class A1, 144A	3.000	(cc)	12/25/65	564	565,932
Citigroup Mortgage Loan Trust,
Series 2011-12, Class 3A2, 144A	3.021	(cc)	09/25/47	41	38,266
Connecticut Avenue Securities Trust,
Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)	2.299	(c)	09/25/31	2,999	2,978,846
Series 2019-R04, Class 2M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)	2.249	(c)	06/25/39	1,145	1,134,920
Series 2019-R07, Class 1M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)	2.249	(c)	10/25/39	1,248	1,236,922
Series 2020-R01, Class 1M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)	2.199	(c)	01/25/40	1,900	1,861,100
Credit Suisse Mortgage Trust,
Series 2019-11R, Class 1A1, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 1.350%)	1.505	(c)	09/25/45	3,850	3,823,999
Series 2020-RPL5, Class A1, 144A	3.023		08/25/60	915	914,986
Eagle Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	1.849	(c)	11/25/28	516	508,301

See Notes to Financial Statements.

52

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Eagle Re Ltd. (Bermuda), (cont’d.)
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)	1.949	%(c)	04/25/29	373	$370,537
Series 2020-02, Class M1A, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)	3.148	(c)	10/25/30	1,840	1,841,089
Series 2020-02, Class M1B, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 0.000%)	4.148	(c)	10/25/30	910	910,540
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 0.000%)	4.648	(c)	10/25/30	640	640,189
Fannie Mae Connecticut Avenue Securities,
Series 2017-C07, Class 1M2, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)	2.549	(c)	05/25/30	821	808,925
Series 2018-C03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	2.299	(c)	10/25/30	446	435,508
Fannie Mae REMICS,
Series 2012-132, Class KI, IO	3.000		12/25/32	3,798	395,743
Series 2012-144, Class EI, IO	3.000		01/25/28	5,052	337,035
Series 2012-148, Class IC, IO	3.000		01/25/28	7,198	468,556
Series 2013-13, Class IK, IO	2.500		03/25/28	3,333	165,989
Series 2013-49, Class AI, IO	3.000		05/25/33	3,347	335,014
Series 2015-59, Class CI, IO	3.500		08/25/30	5,077	362,695
Series 2016-20, Class DI, IO	3.500		04/25/31	4,868	522,302
Series 2018-24, Class BH	3.500		04/25/48	606	642,759
Series 2018-25, Class AG	3.500		04/25/47	2,208	2,322,741
Series 2018-57, Class QV	3.500		11/25/29	1,954	2,065,763
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	1.999	(c)	02/25/50	1,910	1,868,610
Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)	5.249	(c)	06/25/50	330	336,629
Series 2020-DNA03, Class M2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)	3.149	(c)	06/25/50	1,350	1,352,314
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)	6.149	(c)	08/25/50	2,635	2,714,132
Series 2020-DNA04, Class M2, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)	3.899	(c)	08/25/50	1,360	1,375,119
Series 2020-DNA05, Class B1, 144A, SOFR30A + 4.800% (Cap N/A, Floor 0.000%)	4.887	(c)	10/25/50	1,180	1,191,826
Series 2020-DNA05, Class M2, 144A, SOFR30A + 2.800% (Cap N/A, Floor 0.000%)	2.887	(c)	10/25/50	880	880,559
Series 2020-HQA02, Class M2, 144A, 1 Month LIBOR + 3.100% (Cap N/A, Floor 0.000%)	3.249	(c)	03/25/50	140	137,632
Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)	3.749	(c)	07/25/50	3,555	3,592,288

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    53

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Structured Agency Credit Risk REMIC Trust, (cont’d.)
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)	5.399	%(c)	09/25/50	550	$555,850
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)	3.299	(c)	09/25/50	395	397,217
FHLMC Structured Agency Credit Risk Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)	0.899	(c)	09/25/48	2	2,220
Series 2019-DNA01, Class M2, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.799	(c)	01/25/49	231	228,268
Freddie Mac REMICS,
Series 4012, Class MJ	3.500		11/15/40	2,184	2,272,673
Series 4046, Class PI, IO	3.000		05/15/27	3,220	197,394
Series 4060, Class IO, IO	3.000		06/15/27	4,829	198,472
Series 4073, Class EI, IO	3.000		02/15/27	8,067	363,060
Series 4131, Class BI, IO	2.500		11/15/27	6,260	338,638
Series 4146, Class KI, IO	3.000		12/15/32	3,921	398,108
Series 4153, Class IO, IO	3.000		01/15/28	8,061	544,660
Series 4172, Class KI, IO	3.000		10/15/32	6,429	513,068
Series 4182, Class EI, IO	2.500		03/15/28	4,233	256,219
Series 4186, Class JI, IO	3.000		03/15/33	13,238	1,349,267
Series 4314, Class PD	3.750		07/15/43	2,457	2,608,408
Series 4574, Class AI, IO	3.000		04/15/31	3,307	279,438
Series 4631, Class GP	3.500		03/15/46	3,796	4,062,008
Series 4830, Class EA	4.500		05/15/43	370	369,676
GCAT LLC,
Series 2019-04, Class A1, 144A	3.228		11/26/49	6,747	6,763,940
Government National Mortgage Assoc.,
Series 2013-047, Class IA, IO	4.000		03/20/43	1,354	228,489
Series 2014-116, Class IT, IO	4.000		08/20/44	1,614	217,339
Series 2016-164, Class IG, IO	4.000		12/20/46	3,228	509,428
Series 2017-045, Class QA	3.000		11/20/42	7,695	7,996,464
Series 2017-163, Class PT	3.000		11/20/47	3,265	3,454,739
Series 2018-05, Class IB, IO	4.000		01/20/48	1,343	229,957
GSMSC Resecuritization Trust,
Series 2015-03R, Class 1A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)	0.289	(c)	01/26/37	112	110,336
Home Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.749	(c)	10/25/28	145	143,174
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	1.799	(c)	05/25/29	218	215,274
Series 2020-01, Class M1A, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)	2.744	(c)	10/25/30	1,400	1,399,977

See Notes to Financial Statements.

54

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Home Re Ltd. (Bermuda), (cont’d.)
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 3.250% (Cap N/A, Floor 3.250%)	3.394	%(c)	10/25/30	800	$800,008
Series 2020-01, Class M1C, 144A, 1 Month LIBOR + 4.150% (Cap N/A, Floor 4.150%)	4.294	(c)	10/25/30	400	400,056
JPMorgan Mortgage Trust,
Series 2018-07FRB, Class A2, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)	0.899	(c)	04/25/46	372	370,792
Legacy Mortgage Asset Trust,
Series 2019-GS06, Class A1, 144A	3.000		06/25/59	818	820,402
Series 2019-PR01, Class A1, 144A	3.858		09/25/59	7,642	7,638,173
Series 2020-GS01, Class A1, 144A	2.882		10/25/59	3,515	3,524,721
Series 2020-SL01, Class A, 144A	2.734		01/25/60	2,747	2,747,101
LSTAR Securities Investment Trust,
Series 2019-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)	1.649	(c)	04/01/24	655	651,141
Mortgage Repurchase Agreement Financing Trust,
Series 2020-03, Class A1, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.395	(c)	01/23/23	1,055	1,055,461
Series 2020-04, Class A1, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	1.495	(c)	04/23/23	1,005	1,005,142
Series 2020-04, Class A2, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	1.495	(c)	04/23/23	1,935	1,935,273
MRA Issuance Trust,
Series 2020-01, Class A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	2.250	(c)	12/08/20	8,618	8,623,988
Series 2020-07, Class A, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.600	(c)	12/11/21	19,590	19,590,000
Series 2020-08, Class A1X, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)^	1.907	(c)	09/23/21	7,920	7,920,000
Series 2020-08, Class A2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)^	3.157	(c)	09/23/21	4,630	4,630,000
New Residential Mortgage Loan Trust,
Series 2018-01A, Class A1A, 144A	4.000	(cc)	12/25/57	413	444,786
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.899	(c)	01/25/48	750	748,571
Oaktown Re II Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)	1.699	(c)	07/25/28	136	135,923
Oaktown Re III Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	1.549	(c)	07/25/29	61	61,463

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    55

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Oaktown Re IV Ltd. (Bermuda),
Series 2020-01A, Class M1A, 144A, 1 Month LIBOR + 3.200% (Cap N/A, Floor 3.200%)	3.349	%(c)	07/25/30	1,100	$1,104,815
Series 2020-01A, Class M1B, 144A, 1 Month LIBOR + 4.750% (Cap N/A, Floor 4.750%)	4.899	(c)	07/25/30	1,800	1,821,785
Oaktown Re V Ltd. (Bermuda),
Series 2020-02A, Class M1A, 144A, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)	2.543	(c)	10/25/30	350	350,001
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)	3.743	(c)	10/25/30	460	459,453
Radnor Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	1.549	(c)	03/25/28	25	24,688
Series 2018-01, Class M2, 144A, 1 Month LIBOR + 2.700% (Cap N/A, Floor 0.000%)	2.849	(c)	03/25/28	330	316,082
Series 2019-02, Class M1A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	1.349	(c)	06/25/29	57	56,557
Series 2020-01, Class M1A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)	1.099	(c)	02/25/30	700	697,427
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)	1.599	(c)	02/25/30	2,200	2,130,771
Series 2020-02, Class M1A, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 3.150%)	3.296	(c)	10/25/30	2,740	2,740,044
Series 2020-02, Class M1B, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)	4.146	(c)	10/25/30	1,455	1,454,731
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.600% (Cap N/A, Floor 4.600%)	4.746	(c)	10/25/30	1,140	1,138,894
Station Place Securitization Trust,
Series 2020-10, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)^	1.649	(c)	05/20/21	7,390	7,390,000
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-18, Class 3A1	3.174	(cc)	12/25/34	175	171,818

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $188,186,840)					188,333,691

SOVEREIGN BONDS 9.8%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes	2.500		10/11/22	3,000	3,106,593
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes	0.125	(cc)	07/09/30	6,441	2,356,927
Sr. Unsec’d. Notes	0.125	(cc)	01/09/38	926	345,225
Sr. Unsec’d. Notes	1.000		07/09/29	334	137,346

See Notes to Financial Statements.

56

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A	2.375%		08/20/30		1,005	$1,028,373
Brazil Loan Trust 1 (Brazil),
Gov’t. Gtd. Notes	5.477		07/24/23		4,412	4,546,005
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes	5.333		02/15/28		5,600	5,906,581
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes	4.000		02/26/24		1,000	1,066,028
Sr. Unsec’d. Notes	4.375		07/12/21		500	512,625
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes	6.375		03/24/21		200	204,310
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes	7.500		05/06/21		834	854,157
Sr. Unsec’d. Notes, 144A	6.000		07/19/28		400	441,644
Sr. Unsec’d. Notes, 144A	7.500		05/06/21		50	51,249
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, MTN	4.750		04/11/25	EUR	1,045	1,199,879
Sr. Unsec’d. Notes, 144A, MTN	4.750		04/16/26	EUR	890	1,000,494
Sr. Unsec’d. Notes, 144A, MTN	6.375		04/11/31	EUR	1,210	1,348,161
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes	2.500		11/01/20		4,715	4,715,000
Finland Government International Bond (Finland),
Sr. Unsec’d. Notes	6.950		02/15/26		135	176,614
Finnvera OYJ (Finland),
Gov’t. Gtd. Notes, EMTN	2.375		06/04/25		600	647,135
Ghana Government International Bond (Ghana),
Sr. Unsec’d. Notes, 144A	6.375		02/11/27		1,420	1,320,647
Hellenic Republic Government Bond (Greece),
Bonds	3.650	(cc)	02/24/23	EUR	7,809	9,817,409
Bonds	3.650	(cc)	02/24/24	EUR	2,282	2,963,978
Bonds	3.650	(cc)	02/24/26	EUR	652	887,496
Bonds	3.650	(cc)	02/24/27	EUR	452	628,559
Bonds	3.650	(cc)	02/24/28	EUR	170	240,539
Bonds	3.650	(cc)	02/24/29	EUR	509	731,990
Bonds	3.650	(cc)	02/24/30	EUR	125	181,915
Bonds	3.650	(cc)	02/24/31	EUR	150	221,422
Bonds	3.650	(cc)	02/24/32	EUR	125	187,927
Bonds	3.650	(cc)	02/24/33	EUR	1,961	2,986,679
Bonds	3.650	(cc)	02/24/34	EUR	294	452,751
Bonds	3.650	(cc)	02/24/35	EUR	308	479,492
Bonds	3.650	(cc)	02/24/36	EUR	25	39,340

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    57

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Hellenic Republic Government Bond (Greece), (cont’d.)
Bonds	3.650	%(cc)	02/24/37	EUR	95	$150,694
Bonds	3.650	(cc)	02/24/38	EUR	1,125	1,796,387
Bonds	3.650	(cc)	02/24/40	EUR	132	215,942
Bonds	3.650	(cc)	02/24/41	EUR	71	117,644
Bonds	3.650	(cc)	02/24/42	EUR	189	317,799
Bonds	4.000		01/30/37	EUR	250	410,380
Sr. Unsec’d. Notes, 144A	4.375		08/01/22	EUR	3,000	3,756,612
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes	5.200		07/17/34	EUR	470	786,568
Hong Kong Government International Bond (Hong Kong),
Sr. Unsec’d. Notes, 144A	2.500		05/28/24		2,500	2,630,332
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes	5.375		02/21/23		1,820	2,010,623
Sr. Unsec’d. Notes	5.750		11/22/23		2,200	2,523,715
Sr. Unsec’d. Notes	6.375		03/29/21		2,108	2,159,080
Iceland Government International Bond (Iceland),
Sr. Unsec’d. Notes	5.875		05/11/22		1,359	1,455,004
Sr. Unsec’d. Notes, EMTN	0.500		12/20/22	EUR	965	1,138,272
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	0.900		02/14/27	EUR	774	889,863
Sr. Unsec’d. Notes	1.450		09/18/26	EUR	465	553,944
Sr. Unsec’d. Notes, 144A, MTN	5.875		01/15/24		1,000	1,146,232
Sr. Unsec’d. Notes, EMTN	2.625		06/14/23	EUR	3,000	3,694,852
Sr. Unsec’d. Notes, EMTN	2.875		07/08/21	EUR	800	948,581
Sr. Unsec’d. Notes, EMTN	3.750		06/14/28	EUR	750	1,024,958
Iraq International Bond (Iraq),
Sr. Unsec’d. Notes, 144A	5.800		01/15/28		281	242,048
Sr. Unsec’d. Notes, 144A	6.752		03/09/23		800	744,050
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes	1.875		04/20/21		1,000	1,007,079
Gov’t. Gtd. Notes	2.500		06/01/22		600	620,126
Gov’t. Gtd. Notes	2.500		05/23/24		1,000	1,070,041
Gov’t. Gtd. Notes	3.375		10/31/23		800	868,888
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A	3.375		09/27/23		600	648,172
Sr. Unsec’d. Notes, 144A, MTN	1.750		09/05/24		800	833,388
Sr. Unsec’d. Notes, 144A, MTN	2.125		04/13/21		200	201,483
Sr. Unsec’d. Notes, 144A, MTN	2.625		04/20/22		200	206,260
Sr. Unsec’d. Notes, 144A, MTN	3.000		03/12/24		400	431,595
Sr. Unsec’d. Notes, 144A, MTN	3.250		04/24/23		400	426,338

See Notes to Financial Statements.

58

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)
Japan Finance Organization for Municipalities (Japan), (cont’d.)
Sr. Unsec’d. Notes, EMTN	2.125%	10/25/23	1,400	$1,463,085
Sr. Unsec’d. Notes, EMTN	2.625	04/20/22	400	412,520
Kuwait International Government Bond (Kuwait),
Sr. Unsec’d. Notes	2.750	03/20/22	3,000	3,078,891
Latvia Government International Bond (Latvia),
Sr. Unsec’d. Notes	5.250	06/16/21	900	925,878
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes	6.125	03/09/21	600	612,279
Sr. Unsec’d. Notes	6.625	02/01/22	10,360	11,158,732
Portugal Government International Bond (Portugal),
Sr. Unsec’d. Notes, EMTN	5.125	10/15/24	20,875	24,387,679
Province of Alberta (Canada),
Sr. Unsec’d. Notes	2.200	07/26/22	250	257,948
Sr. Unsec’d. Notes	3.300	03/15/28	1,800	2,070,319
Province of British Columbia (Canada),
Sr. Unsec’d. Notes, Series B	6.500	01/15/26	1,800	2,310,985
Province of Manitoba (Canada),
Sr. Unsec’d. Notes	2.050	11/30/20	1,000	1,001,384
Sr. Unsec’d. Notes	2.125	05/04/22	325	333,751
Sr. Unsec’d. Notes, Series GX	2.600	04/16/24	700	749,890
Province of Nova Scotia (Canada),
Debentures	8.250	07/30/22	1,011	1,144,372
Debentures	8.750	04/01/22	1,800	1,995,763
Province of Ontario (Canada),
Sr. Unsec’d. Notes	3.400	10/17/23	550	598,279
Province of Quebec (Canada),
Debentures, Series NJ	7.500	07/15/23	384	454,247
Debentures, Series NN	7.125	02/09/24	2,465	2,983,343
Sr. Unsec’d. Notes	2.750	04/12/27	195	217,093
Unsec’d. Notes, Series A, MTN	7.485	03/02/26	1,040	1,383,209
Province of Saskatchewan (Canada),
Debentures	8.500	07/15/22	810	917,058
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A	6.500	02/15/23	200	64,822
Sr. Unsec’d. Notes, 144A	9.950	06/09/21	1,750	573,805
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A	4.817	03/14/49	205	272,206
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes	2.375	10/17/24	4,700	4,919,625
Sr. Unsec’d. Notes	2.875	10/17/29	300	309,726
Sr. Unsec’d. Notes	6.875	09/27/23	7,220	8,402,527

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    59

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Republic of Italy Government International Bond (Italy), (cont’d.)
Sr. Unsec’d. Notes, EMTN	3.444%	12/31/24	EUR	517	$618,453
Sr. Unsec’d. Notes, EMTN	6.000	08/04/28	GBP	2,905	4,837,411
Sr. Unsec’d. Notes, MTN	5.375	06/15/33		1,205	1,530,037
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes	5.000	03/23/22		500	533,291
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, EMTN	4.375	08/22/23		3,000	3,267,661
Sr. Unsec’d. Notes, EMTN	6.750	02/07/22		6,414	6,894,969
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN	4.000	04/17/25		375	416,043
Sr. Unsec’d. Notes, EMTN	2.375	10/26/21		6,000	6,089,943
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes	7.250	09/28/21		13,050	13,784,595
Slovakia Government International Bond (Slovakia),
Sr. Unsec’d. Notes	4.375	05/21/22		8,900	9,483,119
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes	5.250	02/18/24		3,014	3,471,910
Sr. Unsec’d. Notes	5.850	05/10/23		2,292	2,593,879
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes, 144A	5.750	01/18/22		1,000	676,772
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes	2.000	05/17/21		2,400	2,419,950
Sr. Unsec’d. Notes	2.500	06/08/22		1,000	1,031,284
Sr. Unsec’d. Notes, 144A	2.500	06/08/22		200	206,257
Sr. Unsec’d. Notes, 144A	2.625	05/29/24		2,000	2,141,185
Sr. Unsec’d. Notes, 144A	3.250	06/01/23		400	427,151
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes	5.625	03/30/21		230	230,573
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes	7.750	09/01/21		195	200,863
Sr. Unsec’d. Notes	7.750	09/01/22		950	990,419
Sr. Unsec’d. Notes	8.994	02/01/24		200	213,502
Sr. Unsec’d. Notes, 144A	4.375	01/27/30	EUR	1,960	1,912,439
Sr. Unsec’d. Notes, 144A	7.750	09/01/21		550	566,537
Sr. Unsec’d. Notes, 144A	7.750	09/01/22		905	943,504
Sr. Unsec’d. Notes, 144A	8.994	02/01/24		400	427,005

See Notes to Financial Statements.

60

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)
Ukraine Government International Bond (Ukraine), (cont’d.)
Sr. Unsec’d. Notes, 144A	9.750%		11/01/28	600	$654,317

TOTAL SOVEREIGN BONDS
(cost $215,347,306)					225,373,925

U.S. GOVERNMENT AGENCY OBLIGATIONS 0.3%
Federal Home Loan Mortgage Corp.(k)	6.750		03/15/31	600	923,234
Federal National Mortgage Assoc.(k)	1.875		09/24/26	1,500	1,610,850
Federal National Mortgage Assoc.	2.000		10/05/22	690	714,107
Federal National Mortgage Assoc.(k)	6.625		11/15/30	605	914,051
Federal National Mortgage Assoc.(k)	7.125		01/15/30	580	886,565
New Valley Generation V, Pass-Through Certificates	4.929		01/15/21	145	146,927
Resolution Funding Corp. Interest Strips, Bonds	1.104	(s)	04/15/28	1,130	1,026,893
Resolution Funding Corp. Interest Strips, Bonds	2.935	(s)	01/15/28	1,000	936,673
Tennessee Valley Authority Generic Strip, Bonds,
Series AA	2.035	(s)	12/15/21	14	13,870

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $6,503,300)					7,173,170

U.S. TREASURY OBLIGATIONS 14.3%
U.S. Treasury Bonds	3.125		02/15/43	10,215	13,403,995
U.S. Treasury Notes	0.125		04/30/22	135	134,963
U.S. Treasury Notes	0.125		06/30/22	530	529,710
U.S. Treasury Notes	0.250		09/30/25	3,920	3,895,500
U.S. Treasury Notes	0.375		07/31/27	5,860	5,766,606
U.S. Treasury Notes	0.500		05/31/27	430	427,245
U.S. Treasury Notes(h)	0.500		06/30/27	9,025	8,960,133
U.S. Treasury Notes	1.125		02/28/22	1,470	1,489,121
U.S. Treasury Notes	1.250		08/31/24	15,395	15,967,502
U.S. Treasury Notes	1.375		10/15/22	340	348,062
U.S. Treasury Notes	1.500		01/15/23	1,345	1,384,509
U.S. Treasury Notes	1.500		02/28/23	15,355	15,828,846
U.S. Treasury Notes	1.625		11/15/22	1,410	1,451,969
U.S. Treasury Notes	1.750		05/15/23	1,960	2,037,941
U.S. Treasury Notes	1.875		01/31/22	4,310	4,402,598
U.S. Treasury Notes	2.000		02/15/25	410	439,341
U.S. Treasury Notes(k)	2.125		09/30/21	63,700	64,847,097
U.S. Treasury Notes	2.125		05/15/25	26,645	28,778,682
U.S. Treasury Notes	2.250		11/15/24	3,590	3,871,310
U.S. Treasury Notes	2.375		08/15/24	76,615	82,696,316
U.S. Treasury Notes(k)	2.500		05/15/24	38,565	41,620,071
U.S. Treasury Notes	2.625		03/31/25	625	687,744
U.S. Treasury Notes	2.750		02/15/28	4,800	5,511,750

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    61

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Notes	2.875%		11/15/21	2,000	$2,056,406
U.S. Treasury Notes	2.875		08/15/28	5,000	5,818,750
U.S. Treasury Notes	3.000		09/30/25	2,000	2,254,844
U.S. Treasury Notes	3.125		11/15/28	5,000	5,933,594
U.S. Treasury Strips Coupon	1.020	(s)	05/15/33	75	64,166
U.S. Treasury Strips Coupon	1.398	(s)	11/15/41	855	611,459
U.S. Treasury Strips Coupon	1.450	(s)	08/15/42	465	326,971
U.S. Treasury Strips Coupon	2.027	(s)	05/15/39	1,165	881,077
U.S. Treasury Strips Coupon	2.057	(s)	11/15/38	2,240	1,715,000
U.S. Treasury Strips Coupon	2.058	(s)	02/15/39	2,275	1,731,133
U.S. Treasury Strips Coupon	2.420	(s)	08/15/40	1,500	1,103,379
U.S. Treasury Strips Coupon	2.857	(s)	05/15/31	100	88,984
U.S. Treasury Strips Coupon	3.019	(s)	11/15/35	140	114,078

TOTAL U.S. TREASURY OBLIGATIONS
(cost $318,457,281)					327,180,852

				Shares

COMMON STOCKS 0.0%

Entertainment 0.0%
AMC Entertainment Holdings, Inc. (Class A Stock)				13,325	31,447

Oil, Gas & Consumable Fuels 0.0%
Frontera Energy Corp. (Colombia)				1,338	2,141

TOTAL COMMON STOCKS
(cost $23,457)					33,588

PREFERRED STOCK 0.0%

Capital Markets
State Street Corp. 5.350% Series G
(cost $125,000)				5,000	141,800

TOTAL LONG-TERM INVESTMENTS
(cost $2,187,696,259)					2,231,226,417

SHORT-TERM INVESTMENTS 6.7%

AFFILIATED MUTUAL FUNDS 6.7%
PGIM Core Short-Term Bond Fund(w)				6,578,379	60,586,875

See Notes to Financial Statements.

62

Description	Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)
PGIM Core Ultra Short Bond Fund(w)	28,846,431	$28,846,431
PGIM Institutional Money Market Fund
(cost $62,985,514; includes $62,975,459 of cash collateral for securities on loan)(b)(w)	63,022,287	63,003,381

TOTAL AFFILIATED MUTUAL FUNDS
(cost $152,091,094)		152,436,687

OPTIONS PURCHASED*~ 0.0%
(cost $0)		695,742

TOTAL SHORT-TERM INVESTMENTS
(cost $152,091,094)		153,132,429

TOTAL INVESTMENTS 103.9%
(cost $2,339,787,353)		2,384,358,846
Liabilities in excess of other assets(z) (3.9)%		(90,596,848)

NET ASSETS 100.0%		$2,293,761,998

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar
BRL—Brazilian Real
CAD—Canadian Dollar
CHF—Swiss Franc
CLP—Chilean Peso
CNH—Chinese Renminbi
COP—Colombian Peso
CZK—Czech Koruna
EUR—Euro
GBP—British Pound
HUF—Hungarian Forint
IDR—Indonesian Rupiah
ILS—Israeli Shekel
INR—Indian Rupee
JPY—Japanese Yen
KRW—South Korean Won
MXN—Mexican Peso
NOK—Norwegian Krone
NZD—New Zealand Dollar
PEN—Peruvian Nuevo Sol
PHP—Philippine Peso
PLN—Polish Zloty
RUB—Russian Ruble
SEK—Swedish Krona
SGD—Singapore Dollar
THB—Thai Baht
TRY—Turkish Lira

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    63

Schedule of Investments  (continued)

as of October 31, 2020

TWD—New Taiwanese Dollar
USD—US Dollar
ZAR—South African Rand
144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
A—Annual payment frequency for swaps
ABS—Asset-Backed Security
BABs—Build America Bonds
BBR—New Zealand Bank Bill Rate
BBSW—Australian Bank Bill Swap Reference Rate
BROIS—Brazil Overnight Index Swap
BUBOR—Budapest Interbank Offered Rate
CDX—Credit Derivative Index
CLO—Collateralized Loan Obligation
CMBX—Commercial Mortgage-Backed Index
CMS—Constant Maturity Swap
COOIS—Colombia Overnight Interbank Reference Rate
EMTN—Euro Medium Term Note
EURIBOR—Euro Interbank Offered Rate
FHLMC—Federal Home Loan Mortgage Corporation
GMTN—Global Medium Term Note
IO—Interest Only (Principal amount represents notional)
JIBAR—Johannesburg Interbank Agreed Rate
LIBOR—London Interbank Offered Rate
LP—Limited Partnership
M—Monthly payment frequency for swaps
MTN—Medium Term Note
OTC—Over-the-counter
PIK—Payment-in-Kind
PJSC—Public Joint-Stock Company
Q—Quarterly payment frequency for swaps
REITs—Real Estate Investment Trust
REMICS—Real Estate Mortgage Investment Conduit Security
S—Semiannual payment frequency for swaps
SONIA—Sterling Overnight Index Average
Strips—Separate Trading of Registered Interest and Principal of Securities
T—Swap payment upon termination
USOIS—United States Overnight Index Swap
*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $47,132,252 and 2.1% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $61,718,489; cash collateral of $62,975,459 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2020.

See Notes to Financial Statements.

64

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)	Indicates a restricted security; the aggregate original cost of such securities is $12,792,204. The aggregate value of $12,839,636 is 0.6% of net assets.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(p)	Interest rate not available as of October 31, 2020.
(rr)	Perpetual security with no stated maturity date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	4,806	$137,557
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	9,540	273,232
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	9,680	284,953

Total Options Purchased (cost $0)							$695,742

Futures contracts outstanding at October 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
907	2 Year U.S. Treasury Notes	Dec. 2020	$200,305,281	$(27,907)
257	20 Year U.S. Treasury Bonds	Dec. 2020	44,324,469	(962,185)
332	30 Year U.S. Ultra Treasury Bonds	Dec. 2020	71,380,000	(2,652,464)

				(3,642,556)

Short Positions:
463	5 Year Euro-Bobl	Dec. 2020	73,265,581	(328,562)
1,332	5 Year U.S. Treasury Notes	Dec. 2020	167,301,278	382,560
176	10 Year Euro-Bund	Dec. 2020	36,106,945	(464,224)

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    65

Schedule of Investments  (continued)

as of October 31, 2020

Futures contracts outstanding at October 31, 2020 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (cont’d):
3,011	10 Year U.S. Treasury Notes	Dec. 2020	$416,176,656	$3,190,236
218	Euro Schatz Index	Dec. 2020	28,554,155	(51,403)

				2,728,607

				$(913,949)

Forward foreign currency exchange contracts outstanding at October 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 11/04/20	JPMorgan Chase Bank, N.A.	BRL	10,587	$1,918,441	$1,844,526	$—	$(73,915)
Canadian Dollar,
Expiring 01/20/21	BNP Paribas S.A.	CAD	539	410,000	404,787	—	(5,213)
Expiring 01/20/21	Citibank, N.A.	CAD	528	403,000	396,535	—	(6,465)
Expiring 01/20/21	HSBC Bank USA, N.A.	CAD	903	688,000	678,343	—	(9,657)
Expiring 01/20/21	JPMorgan Chase Bank, N.A.	CAD	551	419,000	413,413	—	(5,587)
Expiring 01/20/21	Morgan Stanley & Co. International PLC	CAD	1,644	1,252,388	1,234,187	—	(18,201)
Chilean Peso,
Expiring 12/16/20	Citibank, N.A.	CLP	476,556	600,007	616,208	16,201	—
Expiring 12/16/20	Citibank, N.A.	CLP	231,510	300,000	299,353	—	(647)
Expiring 12/16/20	Citibank, N.A.	CLP	187,782	247,000	242,810	—	(4,190)
Expiring 12/16/20	Citibank, N.A.	CLP	168,902	222,000	218,398	—	(3,602)
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	881,667	1,108,963	1,140,036	31,073	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	635,874	795,439	822,214	26,775	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	533,915	671,000	690,376	19,376	—
Chinese Renminbi,
Expiring 11/06/20	Citibank, N.A.	CNH	45,361	6,453,632	6,770,746	317,114	—
Expiring 11/06/20	Citibank, N.A.	CNH	11,687	1,682,625	1,744,485	61,860	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	42,209	6,035,515	6,300,193	264,678	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	4,355	623,927	650,111	26,184	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	4,127	607,000	616,033	9,033	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	3,463	493,000	516,869	23,869	—
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	5,806	827,000	866,576	39,576	—
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	5,621	803,000	839,080	36,080	—

See Notes to Financial Statements.

66

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi (cont’d.),
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	4,512	$668,063	$673,458	$5,395	$—
Expiring 11/06/20	Morgan Stanley & Co. International PLC	CNH	3,954	588,000	590,129	2,129	—
Expiring 11/06/20	UBS AG	CNH	5,410	774,000	807,579	33,579	—
Expiring 11/06/20	UBS AG	CNH	4,813	692,235	718,443	26,208	—
Expiring 05/14/21	Citibank, N.A.	CNH	11,460	1,642,271	1,687,758	45,487	—
Colombian Peso,
Expiring 12/16/20	Citibank, N.A.	COP	1,200,248	312,000	309,456	—	(2,544)
Expiring 12/16/20	Citibank, N.A.	COP	973,423	253,000	250,974	—	(2,026)
Expiring 12/16/20	Citibank, N.A.	COP	670,375	177,000	172,840	—	(4,160)
Expiring 12/16/20	Goldman Sachs International	COP	1,224,799	318,000	315,785	—	(2,215)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	COP	1,659,007	429,000	427,736	—	(1,264)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	COP	1,157,175	300,000	298,350	—	(1,650)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	COP	1,118,530	290,000	288,386	—	(1,614)
Czech Koruna,
Expiring 01/19/21	Bank of America, N.A.	CZK	15,250	666,674	652,882	—	(13,792)
Expiring 01/19/21	Barclays Bank PLC	CZK	10,571	461,000	452,590	—	(8,410)
Expiring 01/19/21	Barclays Bank PLC	CZK	6,917	301,000	296,123	—	(4,877)
Expiring 01/19/21	BNP Paribas S.A.	CZK	12,759	547,736	546,235	—	(1,501)
Expiring 01/19/21	Citibank, N.A.	CZK	21,031	907,858	900,386	—	(7,472)
Expiring 01/19/21	Morgan Stanley & Co. International PLC	CZK	36,313	1,557,731	1,554,667	—	(3,064)
Hungarian Forint,
Expiring 01/19/21	Bank of America, N.A.	HUF	197,191	643,000	625,459	—	(17,541)
Expiring 01/19/21	Bank of America, N.A.	HUF	162,422	527,000	515,177	—	(11,823)
Indian Rupee,
Expiring 12/16/20	BNP Paribas S.A.	INR	37,579	507,000	501,885	—	(5,115)
Expiring 12/16/20	Citibank, N.A.	INR	273,199	3,697,298	3,648,717	—	(48,581)
Expiring 12/16/20	Citibank, N.A.	INR	50,083	677,000	668,882	—	(8,118)
Expiring 12/16/20	Citibank, N.A.	INR	48,945	665,958	653,690	—	(12,268)
Expiring 12/16/20	Citibank, N.A.	INR	44,967	607,000	600,559	—	(6,441)
Expiring 12/16/20	Citibank, N.A.	INR	36,253	489,000	484,182	—	(4,818)
Expiring 12/16/20	HSBC Bank USA, N.A.	INR	63,411	859,000	846,893	—	(12,107)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	INR	68,948	929,000	920,838	—	(8,162)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	INR	47,149	637,000	629,702	—	(7,298)

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    67

Schedule of Investments  (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee (cont’d.),
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	INR	43,256	$584,000	$577,701	$—	$(6,299)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	INR	34,073	459,000	455,062	—	(3,938)
Expiring 12/16/20	UBS AG	INR	48,371	652,772	646,026	—	(6,746)
Indonesian Rupiah,
Expiring 12/16/20	Citibank, N.A.	IDR	9,733,048	656,308	655,388	—	(920)
Expiring 12/16/20	Citibank, N.A.	IDR	9,446,259	633,000	636,076	3,076	—
Expiring 12/16/20	Citibank, N.A.	IDR	9,109,380	615,000	613,392	—	(1,608)
Expiring 12/16/20	Citibank, N.A.	IDR	6,857,359	458,000	461,749	3,749	—
Expiring 12/16/20	Goldman Sachs International	IDR	11,475,829	766,000	772,740	6,740	—
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	11,415,250	770,000	768,661	—	(1,339)
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	11,241,334	747,000	756,950	9,950	—
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	11,162,696	746,000	751,655	5,655	—
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	10,890,408	724,000	733,320	9,320	—
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	9,811,941	662,866	660,700	—	(2,166)
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	9,019,072	608,000	607,311	—	(689)
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	9,017,463	609,000	607,203	—	(1,797)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	IDR	9,902,280	674,000	666,783	—	(7,217)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	IDR	6,698,271	454,000	451,037	—	(2,963)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	IDR	6,120,660	413,000	412,143	—	(857)
Israeli Shekel,
Expiring 12/16/20	Barclays Bank PLC	ILS	4,228	1,242,000	1,239,745	—	(2,255)
Expiring 12/16/20	Barclays Bank PLC	ILS	2,648	764,000	776,489	12,489	—
Expiring 12/16/20	Barclays Bank PLC	ILS	2,611	758,000	765,606	7,606	—
Expiring 12/16/20	Barclays Bank PLC	ILS	2,485	729,000	728,720	—	(280)
Expiring 12/16/20	Barclays Bank PLC	ILS	2,081	617,000	610,199	—	(6,801)
Expiring 12/16/20	Barclays Bank PLC	ILS	1,796	530,000	526,758	—	(3,242)
Expiring 12/16/20	Citibank, N.A.	ILS	2,643	771,000	774,999	3,999	—
Expiring 12/16/20	Citibank, N.A.	ILS	2,509	723,000	735,686	12,686	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	6,129	1,805,153	1,797,313	—	(7,840)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	4,310	1,281,506	1,263,953	—	(17,553)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	2,075	601,000	608,594	7,594	—
Japanese Yen,
Expiring 01/19/21	BNP Paribas S.A.	JPY	70,859	680,000	677,642	—	(2,358)

See Notes to Financial Statements.

68

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 01/19/21	Citibank, N.A.	JPY	71,179	$677,000	$680,701	$3,701	$—
Expiring 01/19/21	Citibank, N.A.	JPY	70,184	668,063	671,187	3,124	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	JPY	70,256	674,000	671,874	—	(2,126)
Expiring 01/19/21	The Toronto-Dominion Bank	JPY	472,010	4,487,060	4,513,927	26,867	—
Mexican Peso,
Expiring 12/16/20	Bank of America, N.A.	MXN	14,612	657,920	685,286	27,366	—
Expiring 12/16/20	Citibank, N.A.	MXN	53,417	2,422,632	2,505,184	82,552	—
Expiring 12/16/20	Goldman Sachs International	MXN	14,904	656,308	699,002	42,694	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	14,673	658,815	688,161	29,346	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	14,271	649,406	669,313	19,907	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	14,261	668,063	668,842	779	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	14,212	674,000	666,547	—	(7,453)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	7,518	354,000	352,607	—	(1,393)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	6,518	303,000	305,703	2,703	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	4,919	231,000	230,705	—	(295)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	4,110	187,000	192,773	5,773	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	4,003	184,000	187,715	3,715	—
Expiring 12/16/20	Morgan Stanley & Co. International PLC	MXN	14,382	668,063	674,505	6,442	—
New Taiwanese Dollar,
Expiring 12/16/20	Credit Suisse International	TWD	42,720	1,486,000	1,511,728	25,728	—
Expiring 12/16/20	Credit Suisse International	TWD	25,749	906,000	911,170	5,170	—
Expiring 12/16/20	Credit Suisse International	TWD	14,401	510,000	509,626	—	(374)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	16,180	571,000	572,582	1,582	—
Expiring 12/16/20	UBS AG	TWD	180,417	6,204,155	6,384,463	180,308	—

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    69

Schedule of Investments  (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Zealand Dollar,
Expiring 01/20/21	Citibank, N.A.	NZD	402	$270,000	$265,828	$—	$(4,172)
Expiring 01/20/21	JPMorgan Chase Bank, N.A.	NZD	1,817	1,196,782	1,201,300	4,518	—
Norwegian Krone,
Expiring 01/19/21	Barclays Bank PLC	NOK	3,039	332,000	318,310	—	(13,690)
Expiring 01/19/21	BNP Paribas S.A.	NOK	3,437	376,000	359,909	—	(16,091)
Expiring 01/19/21	BNP Paribas S.A.	NOK	2,727	296,000	285,559	—	(10,441)
Expiring 01/19/21	Citibank, N.A.	NOK	5,076	548,000	531,554	—	(16,446)
Expiring 01/19/21	HSBC Bank USA, N.A.	NOK	13,571	1,479,004	1,421,223	—	(57,781)
Expiring 01/19/21	HSBC Bank USA, N.A.	NOK	3,751	408,000	392,837	—	(15,163)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	NOK	5,316	558,000	556,679	—	(1,321)
Peruvian Nuevo Sol,
Expiring 12/16/20	BNP Paribas S.A.	PEN	1,876	528,000	518,905	—	(9,095)
Expiring 12/16/20	Citibank, N.A.	PEN	2,465	691,000	681,715	—	(9,285)
Expiring 12/16/20	Citibank, N.A.	PEN	2,373	665,000	656,274	—	(8,726)
Expiring 12/16/20	Citibank, N.A.	PEN	2,315	656,308	640,206	—	(16,102)
Expiring 12/16/20	Citibank, N.A.	PEN	2,096	590,000	579,646	—	(10,354)
Expiring 12/16/20	Citibank, N.A.	PEN	1,793	504,000	495,834	—	(8,166)
Expiring 12/16/20	Citibank, N.A.	PEN	1,632	461,000	451,401	—	(9,599)
Expiring 12/16/20	Citibank, N.A.	PEN	1,554	439,000	429,774	—	(9,226)
Philippine Peso,
Expiring 11/16/20	HSBC Bank USA, N.A.	PHP	32,625	668,063	671,894	3,831	—
Expiring 12/16/20	Citibank, N.A.	PHP	55,922	1,149,000	1,150,971	1,971	—
Expiring 12/16/20	Goldman Sachs International	PHP	36,749	758,000	756,367	—	(1,633)
Expiring 12/16/20	Goldman Sachs International	PHP	35,536	727,000	731,389	4,389	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	63,448	1,301,000	1,305,877	4,877	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	44,892	917,000	923,959	6,959	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	38,681	790,920	796,123	5,203	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	35,712	730,080	735,020	4,940	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PHP	26,992	555,000	555,552	552	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PHP	22,731	466,000	467,835	1,835	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PHP	21,726	446,000	447,169	1,169	—
Polish Zloty,
Expiring 01/19/21	Barclays Bank PLC	PLN	2,592	674,000	654,982	—	(19,018)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	PLN	1,759	455,000	444,381	—	(10,619)

See Notes to Financial Statements.

70

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Russian Ruble,
Expiring 12/16/20	Barclays Bank PLC	RUB	41,579	$539,000	$520,533	$—	$(18,467)
Expiring 12/16/20	Barclays Bank PLC	RUB	22,999	301,000	287,932	—	(13,068)
Expiring 12/16/20	Barclays Bank PLC	RUB	14,019	183,000	175,503	—	(7,497)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	163,528	2,131,566	2,047,249	—	(84,317)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	41,471	539,000	519,180	—	(19,820)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	19,305	255,000	241,687	—	(13,313)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	12,891	168,000	161,381	—	(6,619)
Singapore Dollar,
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	9,667	7,081,936	7,076,933	—	(5,003)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	888	651,006	649,919	—	(1,087)
South African Rand,
Expiring 12/17/20	Barclays Bank PLC	ZAR	5,147	312,000	314,471	2,471	—
Expiring 12/17/20	Citibank, N.A.	ZAR	2,757	167,001	168,490	1,489	—
Expiring 12/17/20	JPMorgan Chase Bank, N.A.	ZAR	2,873	170,000	175,562	5,562	—
Expiring 12/17/20	Morgan Stanley & Co. International PLC	ZAR	5,732	351,000	350,243	—	(757)
South Korean Won,
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	4,623,465	3,888,794	4,066,601	177,807	—
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	866,760	744,000	762,365	18,365	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	3,630,038	3,052,319	3,192,825	140,506	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	924,123	784,535	812,819	28,284	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	804,270	692,000	707,401	15,401	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	761,908	656,308	670,141	13,833	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	613,009	523,023	539,176	16,153	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	470,390	403,000	413,735	10,735	—
Expiring 12/16/20	Morgan Stanley & Co. International PLC	KRW	1,444,948	1,232,712	1,270,914	38,202	—
Swedish Krona,
Expiring 01/19/21	BNP Paribas S.A.	SEK	4,761	542,000	535,638	—	(6,362)

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    71

Schedule of Investments  (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swedish Krona (cont’d.),
Expiring 01/19/21	Citibank, N.A.	SEK	3,565	$409,000	$401,069	$—	$(7,931)
Swiss Franc,
Expiring 01/19/21	BNP Paribas S.A.	CHF	479	525,000	523,517	—	(1,483)
Expiring 01/19/21	Citibank, N.A.	CHF	623	684,000	681,433	—	(2,567)
Expiring 01/19/21	Citibank, N.A.	CHF	357	391,000	390,853	—	(147)
Expiring 01/19/21	HSBC Bank USA, N.A.	CHF	362	398,000	395,770	—	(2,230)
Thai Baht,
Expiring 12/16/20	Citibank, N.A.	THB	96,670	3,064,906	3,100,923	36,017	—
Expiring 12/16/20	Citibank, N.A.	THB	41,756	1,319,381	1,339,414	20,033	—
Expiring 12/16/20	Credit Suisse International	THB	44,867	1,429,354	1,439,228	9,874	—
Expiring 12/16/20	HSBC Bank USA, N.A.	THB	10,724	341,439	344,009	2,570	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	66,755	2,121,908	2,141,330	19,422	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	61,821	1,965,692	1,983,054	17,362	—
Turkish Lira,
Expiring 12/16/20	Barclays Bank PLC	TRY	7,794	925,000	908,163	—	(16,837)
Expiring 12/16/20	Barclays Bank PLC	TRY	6,931	858,000	807,679	—	(50,321)
Expiring 12/16/20	Barclays Bank PLC	TRY	5,189	612,000	604,647	—	(7,353)
Expiring 12/16/20	Barclays Bank PLC	TRY	3,743	480,800	436,110	—	(44,690)
Expiring 12/16/20	Barclays Bank PLC	TRY	3,705	460,000	431,676	—	(28,324)
Expiring 12/16/20	Barclays Bank PLC	TRY	3,563	440,000	415,215	—	(24,785)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TRY	9,535	1,115,000	1,111,091	—	(3,909)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	TRY	3,746	462,000	436,525	—	(25,475)

				$156,921,688	$158,019,119	2,149,568	(1,052,137)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/20/21	Barclays Bank PLC	AUD	587	$416,000	$412,574	$3,426	$—
Expiring 01/20/21	BNP Paribas S.A.	AUD	5,244	3,719,079	3,687,313	31,766	—
Expiring 01/20/21	BNP Paribas S.A.	AUD	621	436,000	436,406	—	(406)
Expiring 01/20/21	Citibank, N.A.	AUD	762	540,000	536,047	3,953	—
Brazilian Real,
Expiring 11/04/20	Citibank, N.A.	BRL	1,916	341,000	333,901	7,099	—

See Notes to Financial Statements.

72

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 11/04/20	JPMorgan Chase Bank, N.A.	BRL	2,445	$434,600	$425,969	$8,631	$—
Expiring 11/04/20	JPMorgan Chase Bank, N.A.	BRL	939	169,000	163,641	5,359	—
Expiring 11/04/20	Morgan Stanley & Co. International PLC	BRL	3,725	666,674	649,040	17,634	—
Expiring 11/04/20	UBS AG	BRL	1,673	299,000	291,473	7,527	—
Expiring 12/02/20	JPMorgan Chase Bank, N.A.	BRL	1,679	297,000	292,241	4,759	—
Expiring 12/02/20	Morgan Stanley & Co. International PLC	BRL	5,878	1,013,000	1,022,920	—	(9,920)
Expiring 12/02/20	Morgan Stanley & Co. International PLC	BRL	1,832	317,000	318,870	—	(1,870)
British Pound,
Expiring 01/19/21	Citibank, N.A.	GBP	324	418,000	420,324	—	(2,324)
Expiring 01/19/21	HSBC Bank USA, N.A.	GBP	7,772	10,219,751	10,075,008	144,743	—
Expiring 01/19/21	HSBC Bank USA, N.A.	GBP	417	544,000	540,461	3,539	—
Canadian Dollar,
Expiring 01/20/21	Bank of America, N.A.	CAD	400	304,370	300,355	4,015	—
Expiring 01/20/21	BNP Paribas S.A.	CAD	754	565,000	565,800	—	(800)
Expiring 01/20/21	Citibank, N.A.	CAD	715	542,000	536,924	5,076	—
Expiring 01/20/21	Morgan Stanley & Co. International PLC	CAD	622	474,157	467,383	6,774	—
Chilean Peso,
Expiring 12/16/20	BNP Paribas S.A.	CLP	1,009,819	1,316,840	1,305,742	11,098	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	1,453,154	1,889,741	1,878,995	10,746	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	373,310	469,000	482,707	—	(13,707)
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	255,245	326,000	330,043	—	(4,043)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	CLP	520,976	658,973	673,646	—	(14,673)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	CLP	254,988	319,000	329,711	—	(10,711)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	CLP	251,005	313,000	324,561	—	(11,561)
Chinese Renminbi,
Expiring 11/06/20	Citibank, N.A.	CNH	3,673	529,000	548,304	—	(19,304)
Expiring 11/06/20	Citibank, N.A.	CNH	3,176	476,000	474,131	1,869	—
Expiring 11/06/20	Credit Suisse International	CNH	15,718	2,333,000	2,346,146	—	(13,146)
Expiring 11/06/20	Goldman Sachs International	CNH	4,756	693,000	709,878	—	(16,878)

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    73

Schedule of Investments  (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi (cont’d.),
Expiring 11/06/20	Goldman Sachs International	CNH	3,109	$465,000	$464,004	$996	$—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	15,372	2,292,000	2,294,422	—	(2,422)
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	5,171	770,000	771,885	—	(1,885)
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	4,823	723,000	719,825	3,175	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	4,035	607,000	602,203	4,797	—
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	3,914	576,000	584,160	—	(8,160)
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	3,740	545,000	558,182	—	(13,182)
Expiring 11/06/20	Morgan Stanley & Co. International PLC	CNH	4,606	662,000	687,533	—	(25,533)
Expiring 11/06/20	Morgan Stanley & Co. International PLC	CNH	4,308	630,000	643,076	—	(13,076)
Expiring 11/06/20	UBS AG	CNH	4,914	719,000	733,467	—	(14,467)
Expiring 05/14/21	JPMorgan Chase Bank, N.A.	CNH	11,460	1,644,935	1,687,758	—	(42,823)
Colombian Peso,
Expiring 12/16/20	BNP Paribas S.A.	COP	7,206,050	1,921,293	1,857,908	63,385	—
Expiring 12/16/20	Citibank, N.A.	COP	3,558,755	950,243	917,540	32,703	—
Expiring 12/16/20	Citibank, N.A.	COP	2,549,280	659,690	657,271	2,419	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	COP	6,911,537	1,794,901	1,781,975	12,926	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	COP	4,541,667	1,225,954	1,170,961	54,993	—
Czech Koruna,
Expiring 01/19/21	Barclays Bank PLC	CZK	11,400	488,000	488,073	—	(73)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	CZK	14,056	602,000	601,790	210	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	CZK	9,581	410,000	410,201	—	(201)
Expiring 01/19/21	Morgan Stanley & Co. International PLC	CZK	10,677	463,000	457,106	5,894	—
Euro,
Expiring 12/02/20	Citibank, N.A.	EUR	19,827	22,480,726	23,108,571	—	(627,845)
Expiring 01/19/21	BNP Paribas S.A.	EUR	557	656,000	650,171	5,829	—
Expiring 01/19/21	BNP Paribas S.A.	EUR	457	533,000	532,976	24	—
Expiring 01/19/21	Citibank, N.A.	EUR	16,213	19,209,289	18,920,305	288,984	—
Expiring 01/19/21	Morgan Stanley & Co. International PLC	EUR	38,821	45,689,307	45,303,315	385,992	—
Hungarian Forint,
Expiring 01/19/21	Barclays Bank PLC	HUF	189,136	605,000	599,912	5,088	—

See Notes to Financial Statements.

74

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Hungarian Forint (cont’d.),
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	HUF	99,083	$315,000	$314,275	$725	$—
Indian Rupee,
Expiring 12/16/20	Citibank, N.A.	INR	44,526	602,000	594,669	7,331	—
Expiring 12/16/20	Goldman Sachs International	INR	48,060	652,000	641,861	10,139	—
Expiring 12/16/20	Morgan Stanley & Co. International PLC	INR	45,375	614,000	606,010	7,990	—
Indonesian Rupiah,
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	29,346,639	1,954,553	1,976,095	—	(21,542)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	IDR	5,221,489	343,000	351,596	—	(8,596)
Israeli Shekel,
Expiring 12/16/20	Citibank, N.A.	ILS	3,026	885,000	887,281	—	(2,281)
Expiring 12/16/20	Citibank, N.A.	ILS	1,999	583,000	586,186	—	(3,186)
Japanese Yen,
Expiring 01/19/21	Citibank, N.A.	JPY	28,273	271,000	270,383	617	—
Mexican Peso,
Expiring 12/16/20	BNP Paribas S.A.	MXN	8,571	397,719	401,985	—	(4,266)
Expiring 12/16/20	Goldman Sachs International	MXN	14,767	656,308	692,551	—	(36,243)
New Taiwanese Dollar,
Expiring 12/16/20	Credit Suisse International	TWD	71,848	2,517,000	2,542,516	—	(25,516)
Expiring 12/16/20	Credit Suisse International	TWD	42,926	1,518,000	1,519,035	—	(1,035)
Expiring 12/16/20	Credit Suisse International	TWD	34,163	1,202,000	1,208,923	—	(6,923)
Expiring 12/16/20	Credit Suisse International	TWD	28,743	1,011,000	1,017,127	—	(6,127)
Expiring 12/16/20	Credit Suisse International	TWD	21,125	729,000	747,555	—	(18,555)
Expiring 12/16/20	HSBC Bank USA, N.A.	TWD	68,663	2,401,000	2,429,800	—	(28,800)
Expiring 12/16/20	HSBC Bank USA, N.A.	TWD	66,443	2,308,000	2,351,227	—	(43,227)
Expiring 12/16/20	HSBC Bank USA, N.A.	TWD	14,554	513,000	515,022	—	(2,022)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	89,468	3,153,000	3,166,028	—	(13,028)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	33,809	1,184,000	1,196,413	—	(12,413)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	19,376	670,000	685,678	—	(15,678)

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    75

Schedule of Investments  (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar (cont’d.),
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	16,406	$577,000	$580,574	$—	$(3,574)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	TWD	51,870	1,821,000	1,835,529	—	(14,529)
New Zealand Dollar,
Expiring 01/20/21	BNP Paribas S.A.	NZD	819	544,000	541,494	2,506	—
Expiring 01/20/21	Citibank, N.A.	NZD	1,692	1,112,000	1,118,513	—	(6,513)
Expiring 01/20/21	Citibank, N.A.	NZD	835	550,000	552,393	—	(2,393)
Expiring 01/20/21	Citibank, N.A.	NZD	535	353,792	353,825	—	(33)
Norwegian Krone,
Expiring 01/19/21	Citibank, N.A.	NOK	6,470	689,000	677,535	11,465	—
Expiring 01/19/21	Citibank, N.A.	NOK	6,080	649,000	636,753	12,247	—
Peruvian Nuevo Sol,
Expiring 12/16/20	BNP Paribas S.A.	PEN	3,361	927,209	929,645	—	(2,436)
Expiring 12/16/20	BNP Paribas S.A.	PEN	2,249	621,000	621,975	—	(975)
Expiring 12/16/20	Citibank, N.A.	PEN	9,758	2,760,085	2,699,027	61,058	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PEN	2,564	723,428	709,265	14,163	—
Philippine Peso,
Expiring 12/16/20	Goldman Sachs International	PHP	29,043	600,000	597,757	2,243	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	103,996	2,145,000	2,140,423	4,577	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	75,742	1,563,000	1,558,906	4,094	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	60,496	1,245,000	1,245,111	—	(111)
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	29,796	615,000	613,245	1,755	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PHP	108,382	2,220,671	2,230,696	—	(10,025)
Polish Zloty,
Expiring 01/19/21	HSBC Bank USA, N.A.	PLN	1,202	313,000	303,590	9,410	—
Russian Ruble,
Expiring 12/16/20	Citibank, N.A.	RUB	43,035	542,000	538,762	3,238	—
Expiring 12/16/20	Citibank, N.A.	RUB	20,431	269,000	255,783	13,217	—
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	13,618	171,000	170,485	515	—
Singapore Dollar,
Expiring 12/16/20	BNP Paribas S.A.	SGD	547	401,000	400,529	471	—
Expiring 12/16/20	Citibank, N.A.	SGD	806	592,000	590,425	1,575	—
Expiring 12/16/20	Credit Suisse International	SGD	1,062	777,000	777,421	—	(421)
Expiring 12/16/20	Credit Suisse International	SGD	1,049	761,000	768,226	—	(7,226)

See Notes to Financial Statements.

76

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 12/16/20	Goldman Sachs International	SGD	807	$592,000	$591,004	$996	$—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	1,033	755,000	756,545	—	(1,545)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	1,032	751,000	755,574	—	(4,574)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	1,020	750,000	746,483	3,517	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	961	705,000	703,681	1,319	—
Expiring 12/16/20	The Toronto-Dominion Bank	SGD	1,011	734,000	740,190	—	(6,190)
South African Rand,
Expiring 12/17/20	Barclays Bank PLC	ZAR	18,764	1,108,359	1,146,503	—	(38,144)
Expiring 12/17/20	Citibank, N.A.	ZAR	30,074	1,794,053	1,837,628	—	(43,575)
Expiring 12/17/20	Citibank, N.A.	ZAR	13,642	789,504	833,534	—	(44,030)
Expiring 12/17/20	Citibank, N.A.	ZAR	11,396	658,425	696,356	—	(37,931)
Expiring 12/17/20	JPMorgan Chase Bank, N.A.	ZAR	15,683	930,027	958,293	—	(28,266)
Expiring 12/17/20	JPMorgan Chase Bank, N.A.	ZAR	11,100	656,649	678,263	—	(21,614)
South Korean Won,
Expiring 12/16/20	Citibank, N.A.	KRW	616,356	520,000	542,120	—	(22,120)
Expiring 12/16/20	Credit Suisse International	KRW	681,861	602,000	599,736	2,264	—
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	819,027	719,000	720,381	—	(1,381)
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	765,577	676,000	673,368	2,632	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	805,834	692,000	708,777	—	(16,777)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	701,375	617,000	616,899	101	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	514,744	453,000	452,747	253	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	359,212	304,000	315,948	—	(11,948)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	KRW	602,047	517,000	529,534	—	(12,534)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	KRW	511,705	451,000	450,073	927	—
Expiring 12/17/20	Morgan Stanley & Co. International PLC	KRW	522,001	452,851	459,137	—	(6,286)

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    77

Schedule of Investments  (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swedish Krona,
Expiring 01/19/21	Citibank, N.A.	SEK	6,148	$696,000	$691,629	$4,371	$—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	SEK	5,892	667,000	662,897	4,103	—
Swiss Franc,
Expiring 01/19/21	Citibank, N.A.	CHF	4,005	4,393,854	4,379,512	14,342	—
Thai Baht,
Expiring 12/16/20	Citibank, N.A.	THB	22,594	711,000	724,761	—	(13,761)
Expiring 12/16/20	Citibank, N.A.	THB	20,212	645,000	648,359	—	(3,359)
Expiring 12/16/20	Credit Suisse International	THB	22,980	724,000	737,153	—	(13,153)
Expiring 12/16/20	HSBC Bank USA, N.A.	THB	49,390	1,560,000	1,584,287	—	(24,287)
Expiring 12/16/20	HSBC Bank USA, N.A.	THB	24,211	763,000	776,612	—	(13,612)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	24,476	771,000	785,130	—	(14,130)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	14,794	473,000	474,568	—	(1,568)
Turkish Lira,
Expiring 12/16/20	Barclays Bank PLC	TRY	7,786	1,012,701	907,237	105,464	—
Expiring 12/16/20	Barclays Bank PLC	TRY	7,786	1,000,726	907,238	93,488	—
Expiring 12/16/20	Barclays Bank PLC	TRY	7,016	915,342	817,564	97,778	—
Expiring 12/16/20	Barclays Bank PLC	TRY	5,818	760,404	677,936	82,468	—
Expiring 12/16/20	Barclays Bank PLC	TRY	4,323	560,000	503,723	56,277	—
Expiring 12/16/20	Barclays Bank PLC	TRY	3,389	439,000	394,858	44,142	—
Expiring 12/16/20	Barclays Bank PLC	TRY	3,131	388,000	364,797	23,203	—
Expiring 12/16/20	Barclays Bank PLC	TRY	2,951	371,000	343,817	27,183	—
Expiring 12/16/20	Barclays Bank PLC	TRY	2,721	349,000	317,112	31,888	—

				$219,811,183	$219,447,171	1,911,481	(1,547,469)

						$4,061,049	$(2,599,606)

Cross currency exchange contracts outstanding at October 31, 2020:

Settlement	Type	Notional Amount (000)	In Exchange For (000)	Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
01/20/21	Buy	EUR 686	AUD 1,140	$—	$(1,174)	JPMorgan Chase Bank, N.A.

See Notes to Financial Statements.

78

Credit default swap agreements outstanding at October 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**:
Federation of Malaysia	12/20/23	1.000%(Q)	1,500	0.248%	$37,274	$(932)	$38,206	Barclays Bank PLC
People’s Republic of China	12/20/23	1.000%(Q)	5,000	0.181%	134,988	(3,105)	138,093	Barclays Bank PLC
Republic of Brazil	12/20/23	1.000%(Q)	7,500	1.581%	(125,953)	(4,658)	(121,295)	Barclays Bank PLC
Republic of Chile	12/20/23	1.000%(Q)	1,500	0.268%	36,391	(931)	37,322	Barclays Bank PLC
Republic of Colombia	12/20/23	1.000%(Q)	2,000	0.743%	18,399	(1,242)	19,641	Barclays Bank PLC
Republic of Indonesia	12/20/23	1.000%(Q)	2,000	0.568%	29,350	(1,242)	30,592	Barclays Bank PLC
Republic of Panama	12/20/23	1.000%(Q)	1,500	0.353%	32,289	(931)	33,220	Barclays Bank PLC
Republic of Peru	12/20/23	1.000%(Q)	1,500	0.295%	35,069	(931)	36,000	Barclays Bank PLC
Republic of Philippines	12/20/23	1.000%(Q)	1,500	0.246%	37,378	(931)	38,309	Barclays Bank PLC
Republic of South Africa	12/20/23	1.000%(Q)	4,500	2.202%	(159,968)	(2,795)	(157,173)	Barclays Bank PLC
Republic of Turkey	12/20/23	1.000%(Q)	7,500	5.395%	(930,294)	(4,658)	(925,636)	Barclays Bank PLC
Russian Federation	12/20/23	1.000%(Q)	4,500	0.674%	51,080	(2,795)	53,875	Barclays Bank PLC
United Mexican States	12/20/23	1.000%(Q)	6,500	0.771%	54,085	(4,037)	58,122	Barclays Bank PLC

					$(749,912)	$(29,188)	$(720,724)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreement on credit indices— Buy Protection(1)**:
CDX.EM.30.V1	12/20/23	1.000%(Q)	47,000	$707,784	$(6,838)	$714,622	Barclays Bank PLC

**

The Fund entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Fund bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The upfront premium is attached to the index of the trade for the Emerging Markets CDX package(s) . Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s).

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    79

Schedule of Investments  (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on asset-backed securities - Sell Protection(2)^:
Towd Point Mortgage Trust	07/25/56	0.450%(M)	11,404	*	$855	$—	$855	Citigroup Global Markets, Inc.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Kingdom of Spain	06/20/23	1.000%(Q)	1,500	$(31,555)	$(20,096)	$(11,459)	Bank of America, N.A.
United Mexican States	06/20/23	1.000%(Q)	450	(4,187)	1,522	(5,709)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	440	(4,094)	3,691	(7,785)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	150	(1,396)	1,398	(2,794)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	150	(1,395)	1,294	(2,689)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	150	(1,396)	472	(1,868)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	75	(698)	254	(952)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)	285	(230)	1,989	(2,219)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)	220	(178)	1,282	(1,460)	Citibank, N.A.

				$(45,129)	$(8,194)	$(36,935)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Boeing Co.	12/20/21	1.000%(Q)	6,900	1.662%	$(43,860)	$42,566	$(86,426)	Bank of America, N.A.
Brooklyn	06/20/21	—%(Q)	9,988	*	(3,633)	(3,363)	(270)	Citibank, N.A.
Enbridge Inc.	06/20/21	1.000%(Q)	1,000	0.339%	5,402	4,367	1,035	Goldman Sachs International
Hellenic Republic	06/20/23	1.000%(Q)	455	0.881%	1,941	(23,736)	25,677	Citibank, N.A.
Hellenic Republic	06/20/24	1.000%(Q)	350	1.113%	(1,018)	(40,389)	39,371	Barclays Bank PLC
Hellenic Republic	12/20/25	1.000%(Q)	330	1.448%	(6,921)	(44,456)	37,535	Bank of America, N.A.
Kingdom of Saudi Arabia	06/20/22	1.000%(Q)	5,000	0.364%	58,236	40,781	17,455	HSBC Bank USA, N.A.

See Notes to Financial Statements.

80

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Kingdom of Spain	06/20/21	1.000%(Q)	1,000	0.138%	$6,733	$4,126	$2,607	Goldman Sachs International
Kingdom of Spain	06/20/23	1.000%(Q)	1,500	0.330%	28,357	12,302	16,055	Bank of America, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	375	4.930%	(35,869)	(11,185)	(24,684)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	365	4.930%	(34,913)	(12,818)	(22,095)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	125	4.930%	(11,956)	(4,496)	(7,460)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	125	4.930%	(11,956)	(4,417)	(7,539)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	125	4.930%	(11,956)	(3,702)	(8,254)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	65	4.930%	(6,218)	(1,939)	(4,279)	Citibank, N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)	285	5.414%	(45,576)	(22,508)	(23,068)	Citibank, N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)	220	5.414%	(35,181)	(17,172)	(18,009)	Citibank, N.A.
Republic of Croatia	12/20/20	1.000%(Q)	1,000	0.250%	2,230	1,096	1,134	BNP Paribas S.A.
Republic of Indonesia	12/20/20	1.000%(Q)	1,000	0.217%	2,246	962	1,284	Citibank, N.A.
Republic of Serbia	06/20/21	1.000%(Q)	2,000	0.373%	10,366	6,059	4,307	BNP Paribas S.A.
Russian Federation	12/20/20	1.000%(Q)	1,000	0.222%	2,269	893	1,376	Citibank, N.A.
State of Illinois	06/20/24	1.000%(Q)	1,730	2.759%	(93,424)	(15,981)	(77,443)	Citibank, N.A.

					$(224,701)	$(93,010)	$(131,691)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.NA.HY.25.V16	12/20/20	5.000%(Q)	8,500	1.152%	$27,599	$94,664	$67,065
CDX.NA.HY.34.V9	06/20/25	5.000%(Q)	57,081	3.946%	58,278	2,793,936	2,735,658

					$85,877	$2,888,600	$2,802,723

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    81

Schedule of Investments  (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on credit indices - Buy Protection(1):
CMBX.NA.10.AAA	11/17/59	0.500%(M)	2,000	$(16,866)	$21,257	$(38,123)	Deutsche Bank AG

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.BEIJING 1Y 30% - 100%^	12/20/20	0.000%	12,772	*	$(613)	$(999)	$386	Citibank, N.A.
CMBX.NA.6.AA	05/11/63	1.500%(M)	1,000	*	(3,526)	(8,909)	5,383	Morgan Stanley &Co. International PLC

					$(4,139)	$(9,908)	$5,769

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

82

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at October 31, 2020:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Currency Swap Agreements:
1,069	3 Month LIBOR(Q)	EUR 1,000	(0.484%)(A)	JPMorgan Chase Bank, N.A.	01/31/21	$(87,710)	$—	$(87,710)
1,079	3 Month LIBOR(Q)	EUR 1,000	(0.216%)(A)	JPMorgan Chase Bank, N.A.	03/21/23	(94,888)	—	(94,888)

						$(182,598)	$—	$(182,598)

Interest rate swap agreements outstanding at October 31, 2020:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
	Centrally Cleared Interest Rate Swap Agreements:
AUD	9,300	02/13/30	1.210%(S)	6 Month BBSW(2)(S)	$(40)	$308,658	$308,698
BRL	31,882	01/02/25	5.902%(T)	1 Day BROIS(2)(T)	—	(19,025)	(19,025)
BRL	8,202	01/02/25	6.640%(T)	1 Day BROIS(2)(T)	—	54,064	54,064
BRL	9,248	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	64,031	64,031

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    83

Schedule of Investments  (continued)

as of October 31, 2020

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
BRL 7,515	01/04/27	6.912%(T)	1 Day BROIS(2)(T)	$—	$16,576	$16,576
CNH 19,130	06/14/24	2.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)	49	37,815	37,766
CNH 56,000	06/28/24	2.901%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	109,132	109,132
CNH 25,100	09/19/24	2.940%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(18)	56,315	56,333
CNH 24,700	10/10/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(12)	43,167	43,179
COP 6,079,000	02/18/25	4.505%(Q)	1 Day COOIS(2)(Q)	—	100,918	100,918
COP 10,560,315	02/21/25	4.565%(Q)	1 Day COOIS(2)(Q)	—	196,281	196,281
COP 4,295,000	02/18/30	5.072%(Q)	1 Day COOIS(2)(Q)	—	84,809	84,809
COP 3,005,000	02/18/30	5.081%(Q)	1 Day COOIS(2)(Q)	—	59,918	59,918
COP 6,526,000	02/24/30	5.078%(Q)	1 Day COOIS(2)(Q)	—	139,269	139,269
GBP 1,530	05/08/21	0.850%(A)	1 Day SONIA(1)(A)	(11,147)	(9,932)	1,215
GBP 725	05/08/24	0.950%(A)	1 Day SONIA(1)(A)	(22,982)	(36,540)	(13,558)
GBP 940	05/08/26	1.000%(A)	1 Day SONIA(1)(A)	(21,513)	(70,962)	(49,449)
GBP 1,221	10/22/28	0.680%(A)	1 Day SONIA(1)(A)	—	(71,024)	(71,024)
GBP 2,020	05/08/29	1.100%(A)	1 Day SONIA(1)(A)	(157,601)	(226,950)	(69,349)
GBP 500	05/08/34	1.200%(A)	1 Day SONIA(1)(A)	(27,897)	(82,922)	(55,025)
HUF 153,000	02/13/30	1.595%(A)	6 Month BUBOR(2)(S)	—	4,188	4,188
HUF 2,400,000	02/14/30	1.605%(A)	6 Month BUBOR(2)(S)	—	72,629	72,629
HUF 679,000	02/18/30	1.803%(A)	6 Month BUBOR(2)(S)	—	60,641	60,641

See Notes to Financial Statements.

84

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	2,215,030	12/17/20	0.015%(S)	6 Month JPY LIBOR(1)(S)	$—	$(2,876)	$(2,876)
NZD	3,300	02/14/30	1.523%(S)	3 Month BBR(2)(Q)	—	219,190	219,190
	4,800	02/14/30	1.382%(A)	1 Day USOIS(1)(A)	—	(380,884)	(380,884)
ZAR	178,700	07/07/25	5.160%(Q)	3 Month JIBAR(1)(Q)	(6,270)	(220,308)	(214,038)
ZAR	11,100	08/03/25	5.075%(Q)	3 Month JIBAR(1)(Q)	76	(11,798)	(11,874)
ZAR	43,200	02/11/30	7.481%(Q)	3 Month JIBAR(2)(Q)	(1,889)	150,792	152,681
ZAR	59,300	02/28/30	7.500%(Q)	3 Month JIBAR(2)(Q)	(17,625)	201,986	219,611
ZAR	31,900	03/02/30	7.625%(Q)	3 Month JIBAR(2)(Q)	861	125,417	124,556
ZAR	37,200	03/12/30	7.840%(Q)	3 Month JIBAR(2)(Q)	(331)	179,532	179,863
ZAR	24,600	03/12/30	7.900%(Q)	3 Month JIBAR(2)(Q)	(228)	125,484	125,712
ZAR	96,600	03/18/30	10.650%(Q)	3 Month JIBAR(2)(Q)	—	205,486	205,486
ZAR	10,200	03/27/30	9.150%(Q)	3 Month JIBAR(2)(Q)	(208)	108,638	108,846
ZAR	19,600	04/01/30	8.600%(Q)	3 Month JIBAR(2)(Q)	(83)	158,582	158,665
ZAR	45,800	04/03/30	9.300%(Q)	3 Month JIBAR(2)(Q)	(921)	515,647	516,568
ZAR	5,800	06/12/30	7.250%(Q)	3 Month JIBAR(2)(Q)	(569)	10,245	10,814
ZAR	107,000	07/07/30	7.040%(Q)	3 Month JIBAR(2)(Q)	(2,981)	56,657	59,638
ZAR	6,600	08/03/30	7.030%(Q)	3 Month JIBAR(2)(Q)	(103)	4,821	4,924

					$(271,432)	$2,337,667	$2,609,099

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    85

Schedule of Investments  (continued)

as of October 31, 2020

Total return swap agreements outstanding at October 31, 2020:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreement:
IOS. FN30.450.10(M)	1 Month LIBOR(M)	Credit Suisse International	1/12/41	131	$150	$(318)	$468

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$146,311	$(272,510)	$1,352,930	$(1,741,287)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$14,530,903

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$25,539,139	$936,075
Collateralized Loan Obligations	—	468,858,055	18,061,101

See Notes to Financial Statements.

86

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Asset-Backed Securities (continued)
Consumer Loans	$—	$30,583,695	$—
Credit Cards	—	6,063,919	—
Home Equity Loans	—	4,142,023	—
Other	—	9,524,517	—
Residential Mortgage-Backed Securities	—	13,078,018	—
Student Loans	—	30,513,206	—
Bank Loans	—	2,624,520	—
Certificate of Deposit	—	5,006,067	—
Commercial Mortgage-Backed Securities	—	243,550,835	—
Corporate Bonds	—	615,685,157	102,568
Municipal Bonds	—	8,720,496	—
Residential Mortgage-Backed Securities	—	160,301,425	28,032,266
Sovereign Bonds	—	225,373,925	—
U.S. Government Agency Obligations	—	7,173,170	—
U.S. Treasury Obligations	—	327,180,852	—
Common Stocks	33,588	—	—
Preferred Stock	141,800	—	—
Affiliated Mutual Funds	152,436,687	—	—
Options Purchased	—	695,742	—

Total	$152,612,075	$2,184,614,761	$47,132,010

Other Financial Instruments*
Assets
Futures Contracts	$3,572,796	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	4,061,049	—
OTC Packaged Credit Default Swap Agreements	—	1,174,087	—
Centrally Cleared Credit Default Swap Agreements	—	2,802,723	—
OTC Credit Default Swap Agreements	—	117,780	855
Centrally Cleared Interest Rate Swap Agreements	—	3,496,201	—
OTC Total Return Swap Agreement	—	150	—

Total	$3,572,796	$11,651,990	$855

Liabilities
Futures Contracts	$(4,486,745)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(2,599,606)	—
OTC Cross Currency Exchange Contracts	—	(1,174)	—
OTC Packaged Credit Default Swap Agreements	—	(1,216,215)	—
OTC Credit Default Swap Agreements	—	(408,002)	(613)
OTC Currency Swap Agreements	—	(182,598)	—
Centrally Cleared Interest Rate Swap Agreements	—	(887,102)	—

Total	$(4,486,745)	$(5,294,697)	$(613)

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    87

Schedule of Investments  (continued)

as of October 31, 2020

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities- Automobiles	Asset-Backed Securities- Collateralized Loan Obligations	Corporate Bonds	Residential Mortgage-Backed Securities
Balance as of 10/31/19	$—	$9,000,000	$3,784,387	$12,300,000
Realized gain (loss)	—	—	98,594	—
Change in unrealized appreciation (depreciation)	(16,214)	(128,924)	(38,892)	(67,728)
Purchases/Exchanges/Issuances	952,289	18,190,025	—	19,940,000
Sales/Paydowns	—	—	(3,758,404)	(4,140,006)
Accrued discount/premium	—	—	16,883	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	(9,000,000)	—	—

Balance as of 10/31/20	$936,075	$18,061,101	$102,568	$28,032,266

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(16,214)	$(128,924)	$(9,132)	$(67,728)

	Options Written	OTC Credit Default Swap Agreements
Balance as of 10/31/19	$—	$—
Realized gain (loss)	11,384	—
Change in unrealized appreciation (depreciation)	(11,604)	242
Purchases/Exchanges/Issuances	—	—
Sales/Paydowns	220	—
Accrued discount/premium	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 10/31/20	$—	$242

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$242

See Notes to Financial Statements.

88

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of October 31, 2020	Valuation Methodology	Unobservable Inputs
Asset-Backed Securities-
Automobiles	$936,075	Market Approach	Single Broker Indicative Quote
Asset-Backed Securities-
Collateralized Loan
Obligations	18,061,101	Market Approach	Single Broker Indicative Quote
Corporate Bonds	102,568	Market Approach	Single Broker Indicative Quote
Residential
Mortgage-Backed Securities	28,032,266	Market Approach	Single Broker Indicative Quote
OTC
Credit Default
Swap Agreements	242	Market Approach	Single Broker Indicative Quote

	$47,132,252

Investments in Securities	Amount Transferred	Level Transfer	Logic
Asset-Backed Securities-Collateralized Loan Obligations	$9,000,000	L3 to L2	Single Broker Indicative Quote to Evaluated Bid

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2020 were as follows (unaudited):

Collateralized Loan Obligations	21.2%
U.S. Treasury Obligations	14.3
Commercial Mortgage-Backed Securities	10.6
Sovereign Bonds	9.8
Residential Mortgage-Backed Securities	8.8
Affiliated Mutual Funds (2.7% represents investments purchased with collateral from securities on loan)	6.7
Banks	6.4
Oil & Gas	2.2
Pharmaceuticals	2.0
Telecommunications	2.0
Electric	1.7
Media	1.5
Consumer Loans	1.3
Student Loans	1.3
Automobiles	1.2
Auto Manufacturers	0.8
Pipelines	0.8
Real Estate Investment Trusts (REITs)	0.7
Multi-National	0.7

Foods	0.7%
Chemicals	0.7
Diversified Financial Services	0.7
Healthcare-Services	0.6
Retail	0.5
Entertainment	0.5
Computers	0.5
Semiconductors	0.5
Other	0.4
Home Builders	0.4
Municipal Bonds	0.4
Commercial Services	0.4
Lodging	0.3
U.S. Government Agency Obligations	0.3
Building Materials	0.3
Credit Cards	0.3
Distribution/Wholesale	0.3
Aerospace & Defense	0.2
Airlines	0.2
Certificate of Deposit	0.2
Miscellaneous Manufacturing	0.2

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    89

Schedule of Investments  (continued)

as of October 31, 2020

Industry Classification (continued):

Home Equity Loans	0.2%
Gas	0.2
Healthcare-Products	0.1
Apparel	0.1
Real Estate	0.1
Electrical Components & Equipment	0.1
Auto Parts & Equipment	0.1
Internet	0.1
Agriculture	0.1
Leisure Time	0.1
Holding Companies-Diversified	0.1
Insurance	0.0	*
Machinery-Construction & Mining	0.0	*
Beverages	0.0	*
Engineering & Construction	0.0	*
Options Purchased	0.0	*
Software	0.0	*
Transportation	0.0	*
Forest Products & Paper	0.0	*
Machinery-Diversified	0.0	*
Packaging & Containers	0.0	*
Biotechnology	0.0	*
Capital Markets	0.0	*
Home Furnishings	0.0	*
Housewares	0.0	*
Oil, Gas & Consumable Fuels	0.0	*

	103.9
Liabilities in excess of other assets	(3.9)

	100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

90

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$2,802,723*		—	$—

Credit contracts	Premiums paid for OTC swap agreements	146,311		Premiums received for OTC swap agreements	272,192

Credit contracts	Unrealized appreciation on OTC swap agreements	1,352,462		Unrealized depreciation on OTC swap agreements	1,558,689

Foreign exchange contracts	—	—		Unrealized depreciation on OTC cross currency exchange contracts	1,174

Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	4,061,049		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,599,606

Interest rate contracts	Due from/to broker-variation margin futures	3,572,796	*	Due from/to broker-variation margin futures	4,486,745	*

Interest rate contracts	Due from/to broker-variation margin swaps	3,496,201	*	Due from/to broker-variation margin swaps	887,102	*

Interest rate contracts	—	—		Premiums received for OTC swap agreements	318

Interest rate contracts	Unaffiliated investments	695,742		—	—

Interest rate contracts	Unrealized appreciation on OTC swap agreements	468		Unrealized depreciation on OTC swap agreements	182,598

		$16,127,752			$9,988,424

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    91

Schedule of Investments  (continued)

as of October 31, 2020

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(20,020)	$(6,025,002)	$—	$—	$(6,884,383)
Foreign exchange contracts	—	—	—	(5,509,555)	—
Interest rate contracts	60,655	11,384	5,398,710	—	(57,960,791)

Total	$40,635	$(6,013,618)	$5,398,710	$(5,509,555)	$(64,845,174)

(1) Included	in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$15,203	$64,202	$—	$—	$2,437,170
Foreign exchange contracts	—	—	—	2,901,746	—
Interest rate contracts	422,479	(11,604)	535,220	—	36,215,406

Total	$437,682	$52,598	$535,220	$2,901,746	$38,652,576

(2) Included	in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

92

For the year ended October 31, 2020, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts—Purchased(3)
$17,883	$71,087,892	$394,852,669	$532,450,594	$119,882,268

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$198,523,671	$928,764	$638,524,084	$145,960,699

Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)	Total Return Swap Agreements(2)
$311,427,634	$2,148,000	$152,416

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended October 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$61,718,489	$(61,718,489)	$—

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    93

Schedule of Investments  (continued)

as of October 31, 2020

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$835,581	$(205,593)	$629,988	$(493,394)	$136,594
Barclays Bank PLC	1,830,344	(1,588,651)	241,693	(241,693)	—
BNP Paribas S.A.	127,675	(66,542)	61,133	—	61,133
Citibank, N.A.	1,127,103	(1,386,129)	(259,026)	259,026	—
Citigroup Global Markets, Inc.	855	—	855	—	855
Credit Suisse International	43,504	(92,794)	(49,290)	—	(49,290)
Deutsche Bank AG	21,257	(38,123)	(16,866)	—	(16,866)
Goldman Sachs International	80,332	(56,969)	23,363	—	23,363
HSBC Bank USA, N.A.	898,169	(259,968)	638,201	(638,201)	—
JPMorgan Chase Bank, N.A.	538,841	(612,093)	(73,252)	—	(73,252)
Morgan Stanley & Co. International PLC	477,882	(280,312)	197,570	—	197,570
The Toronto-Dominion Bank	26,867	(6,190)	20,677	—	20,677
UBS AG	247,622	(21,213)	226,409	—	226,409

	$6,256,032	$(4,614,577)	$1,641,455	$(1,114,262)	$527,193

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

94

Statement of Assets and Liabilities

as of October 31, 2020

Assets

Investments at value, including securities on loan of $61,718,489:
Unaffiliated investments (cost $2,187,696,259)	$2,231,922,159
Affiliated investments (cost $152,091,094)	152,436,687
Foreign currency, at value (cost $53,249)	53,184
Dividends and interest receivable	13,475,940
Receivable for Fund shares sold	10,359,199
Unrealized appreciation on OTC forward foreign currency exchange contracts	4,061,049
Unrealized appreciation on OTC swap agreements	1,352,930
Due from broker—variation margin futures	436,868
Receivable for investments sold	179,585
Premiums paid for OTC swap agreements	146,311
Prepaid expenses	16,647

Total Assets	2,414,440,559

Liabilities

Payable to broker for collateral for securities on loan	62,975,459
Payable for investments purchased	42,863,805
Payable for Fund shares reacquired	8,900,918
Unrealized depreciation on OTC forward foreign currency exchange contracts	2,599,606
Unrealized depreciation on OTC swap agreements	1,741,287
Accrued expenses and other liabilities	701,005
Management fee payable	435,900
Premiums received for OTC swap agreements	272,510
Dividends payable	78,301
Distribution fee payable	71,070
Due to broker—variation margin swaps	24,346
Affiliated transfer agent fee payable	8,560
Directors’ fees payable	4,620
Unrealized depreciation on OTC cross currency exchange contracts	1,174

Total Liabilities	120,678,561

Net Assets	$2,293,761,998

Net assets were comprised of:
Common stock, at par	$240,636
Paid-in capital in excess of par	2,319,167,879
Total distributable earnings (loss)	(25,646,517)

Net assets, October 31, 2020	$2,293,761,998

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    95

Statement of Assets and Liabilities

as of October 31, 2020

Class A

Net asset value and redemption price per share, ($207,475,343 ÷ 21,811,558 shares of common stock issued and outstanding)	$9.51
Maximum sales charge (2.25% of offering price)	0.22

Maximum offering price to public	$9.73

Class C

Net asset value, offering price and redemption price per share, ($33,364,066 ÷ 3,505,652 shares of common stock issued and outstanding)	$9.52

Class Z

Net asset value, offering price and redemption price per share, ($1,214,724,918 ÷ 127,240,882 shares of common stock issued and outstanding)	$9.55

Class R6

Net asset value, offering price and redemption price per share, ($838,197,671 ÷ 88,077,946 shares of common stock issued and outstanding)	$9.52

See Notes to Financial Statements.

96

Statement of Operations

Year Ended October 31, 2020

Net Investment Income (Loss)
Income
Interest income	$57,361,896
Affiliated dividend income	1,134,035
Income from securities lending, net (including affiliated income of $122,127)	129,210
Unaffiliated dividend income (net of $62 foreign withholding tax)	7,028

Total income	58,632,169

Expenses
Management fee	6,372,618
Distribution fee(a)	744,002
Transfer agent’s fees and expenses (including affiliated expense of $51,471)(a)	1,135,612
Registration fees(a)	285,829
Custodian and accounting fees	279,607
Shareholders’ reports	223,779
SEC registration fees	83,545
Audit fee	64,099
Directors’ fees	40,807
Legal fees and expenses	34,097
Miscellaneous	37,346

Total expenses	9,301,341
Less: Fee waiver and/or expense reimbursement(a)	(1,294,663)

Net expenses	8,006,678

Net investment income (loss)	50,625,491

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(51,213))	9,386,025
Futures transactions	5,398,710
Forward and cross currency contract transactions	(5,509,555)
Options written transactions	(6,013,618)
Swap agreement transactions	(64,845,174)
Foreign currency transactions	(1,029,855)

(62,613,467)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $339,285)	10,788,408
Futures	535,220
Forward and cross currency contracts	2,901,746
Options written	52,598
Swap agreements	38,652,576
Foreign currencies	132,697

53,063,245

Net gain (loss) on investment and foreign currency transactions	(9,550,222)

Net Increase (Decrease) In Net Assets Resulting From Operations	$41,075,269

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    97

Statement of Operations

Year Ended October 31, 2020

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	428,953	315,049	—	—
Transfer agent’s fees and expenses	97,921	27,103	1,004,281	6,307
Registration fees	66,574	42,953	104,370	71,932
Fee waiver and/or expense reimbursement	(70,890)	(13,080)	(804,857)	(405,836)

See Notes to Financial Statements.

98

Statements of Changes in Net Assets

	Year Ended October 31,
	2020	2019

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$50,625,491	$42,670,842
Net realized gain (loss) on investment and foreign currency transactions	(62,613,467)	36,625,959
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	53,063,245	4,487,422

Net increase (decrease) in net assets resulting from operations	41,075,269	83,784,223

Dividends and Distributions
Distributions from distributable earnings
Class A	(6,758,775)	(3,103,985)
Class C	(1,026,567)	(606,658)
Class Z	(40,083,617)	(20,655,954)
Class R6	(35,379,772)	(26,573,908)

	(83,248,731)	(50,940,505)

Tax return of capital distributions
Class A	(275,004)	—
Class C	(41,770)	—
Class Z	(1,630,942)	—
Class R6	(1,439,550)	—

	(3,387,266)	—

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	1,530,589,331	1,109,296,956
Net asset value of shares issued in reinvestment of dividends and distributions	85,905,011	50,771,016
Cost of shares reacquired	(914,598,556)	(521,398,724)

Net increase (decrease) in net assets from Fund share transactions	701,895,786	638,669,248

Total increase (decrease)	656,335,058	671,512,966

Net Assets:

Beginning of year	1,637,426,940	965,913,974

End of year	$2,293,761,998	$1,637,426,940

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    99

Notes to Financial Statements

1.     Organization

Prudential Investment Portfolios, Inc. 17 (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of two series: PGIM Short Duration Multi-Sector Bond Fund and PGIM Total Return Bond Fund. These financial statements relate only to the PGIM Short Duration Multi-Sector Bond Fund (the “Fund”). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is total return.

2.     Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

100

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach

PGIM Short Duration Multi-Sector Bond Fund    101

Notes to Financial Statements  (continued)

when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

102

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use

PGIM Short Duration Multi-Sector Bond Fund    103

Notes to Financial Statements  (continued)

options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in

104

the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

PGIM Short Duration Multi-Sector Bond Fund    105

Notes to Financial Statements  (continued)

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a

106

buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

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Notes to Financial Statements  (continued)

The Company, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

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Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based upon the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include

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Notes to Financial Statements  (continued)

distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

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The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit, and PGIM, Inc. has entered into a sub-subadvisory agreement with PGIM Limited (each a “subadviser” and collectively the “subadvisers”). The subadvisory and sub-subadvisory agreements provide that the subadvisers will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisers are obligated to keep certain books and records of the Fund. The Manager pays for the services of the subadvisers, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Effective December 13, 2019, the management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.32% of the Fund’s average daily net assets up to $5 billion and 0.31% of the average daily net assets over $5 billion. Prior to December 13, 2019, the management fee paid to the Manager was accrued daily and payable monthly at an annual rate of 0.39% of the Fund’s average daily net assets up to $5 billion and 0.38% of the average daily net assets over $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.33% for the year ended October 31, 2020.

Effective December 1, 2019, the Manager has contractually agreed, through February 28, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.85% of average daily net assets for Class A shares, 1.60% of average daily net assets for Class C shares, 0.39% of average daily net assets for Class Z shares and 0.32% of average daily net assets for Class R6 shares. Prior to December 1, 2019, the Manager had contractually agreed to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.85% of average daily net assets for Class A shares, 1.60% of average daily net assets for Class C shares, 0.50% of average daily net assets for Class Z shares and 0.39% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of

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Notes to Financial Statements  (continued)

distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

For the year ended October 31, 2020, PIMS received $552,806 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2020, PIMS received $56,282 and $16,289 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. The Fund also invests in the PGIM Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), a series of Prudential Investment Portfolios 2 (together with PGIM Core Ultra Short Bond Fund, the “Core Funds”) registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Funds and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that

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subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended October 31, 2020, no 17a-7 transactions were entered into by the Fund.

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2020, were $991,706,707 and $503,301,596, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Short-Term Bond Fund*
$—	$60,259,149	$—	$327,726	$—	$60,586,875	6,578,379	$259,156
PGIM Core Ultra Short Bond Fund*
47,195,575	907,039,056	925,388,200	—	—	28,846,431	28,846,431	874,879
PGIM Institutional Money Market Fund*
45,958,553	296,485,750	279,401,268	11,559	(51,213)	63,003,381	63,022,287	122,127	**

$93,154,128	$1,263,783,955	$1,204,789,468	$339,285	$(51,213)	$152,436,687		$1,256,162

*	The Funds did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2020, the tax character of dividends paid by the Fund were $77,144,235 of ordinary income, $6,104,496 of long-term capital gains and $3,387,266 of tax return of capital. For the year ended October 31, 2019, the tax character of dividends paid by the Fund was $50,940,505 of ordinary income.

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Notes to Financial Statements  (continued)

As of October 31, 2020, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$2,354,921,661	$65,377,991	$(30,497,220)	$34,880,771

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales, bond premium amortization, swaps, futures and forward contracts and other cost basis differences between financial and tax accounting.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2020 of approximately $60,444,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

7.    Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 2.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

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Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The Company is authorized to issue 8.9 billion shares of common stock, $0.001 par value per share, 650 million of which are designated as shares of the Fund. The shares are further classified and designated as follows:

Class A	100,000,000
Class C	25,000,000
Class Z	200,000,000
Class T	25,000,000
Class R6	300,000,000

The Fund currently does not have any Class T shares outstanding.

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	6	82.9%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2020:
Shares sold	14,841,881	$142,092,708
Shares issued in reinvestment of dividends and distributions	738,006	7,023,030
Shares reacquired	(6,665,725)	(62,996,672)

Net increase (decrease) in shares outstanding before conversion	8,914,162	86,119,066
Shares issued upon conversion from other share class(es)	302,902	2,900,148
Shares reacquired upon conversion into other share class(es)	(315,484)	(3,006,608)

Net increase (decrease) in shares outstanding	8,901,580	$86,012,606

Year ended October 31, 2019:
Shares sold	8,640,462	$83,203,109
Shares issued in reinvestment of dividends and distributions	322,021	3,097,019
Shares reacquired	(2,235,651)	(21,486,301)

Net increase (decrease) in shares outstanding before conversion	6,726,832	64,813,827
Shares issued upon conversion from other share class(es)	277,072	2,678,379
Shares reacquired upon conversion into other share class(es)	(1,264,280)	(12,163,848)

Net increase (decrease) in shares outstanding	5,739,624	$55,328,358

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Notes to Financial Statements  (continued)

Class C	Shares	Amount
Year ended October 31, 2020:
Shares sold	1,529,847	$14,599,259
Shares issued in reinvestment of dividends and distributions	111,474	1,062,955
Shares reacquired	(845,032)	(7,958,232)

Net increase (decrease) in shares outstanding before conversion	796,289	7,703,982
Shares reacquired upon conversion into other share class(es)	(85,567)	(817,338)

Net increase (decrease) in shares outstanding	710,722	$6,886,644

Year ended October 31, 2019:
Shares sold	1,624,587	$15,593,037
Shares issued in reinvestment of dividends and distributions	62,943	605,147
Shares reacquired	(652,080)	(6,267,440)

Net increase (decrease) in shares outstanding before conversion	1,035,450	9,930,744
Shares reacquired upon conversion into other share class(es)	(92,565)	(890,487)

Net increase (decrease) in shares outstanding	942,885	$9,040,257

Class Z
Year ended October 31, 2020:
Shares sold	108,403,147	$1,032,306,113
Shares issued in reinvestment of dividends and distributions	4,294,900	41,008,037
Shares reacquired	(61,210,634)	(575,850,544)

Net increase (decrease) in shares outstanding before conversion	51,487,413	497,463,606
Shares issued upon conversion from other share class(es)	454,965	4,356,755
Shares reacquired upon conversion into other share class(es)	(288,701)	(2,773,492)

Net increase (decrease) in shares outstanding	51,653,677	$499,046,869

Year ended October 31, 2019:
Shares sold	64,365,824	$620,030,019
Shares issued in reinvestment of dividends and distributions	2,128,559	20,555,202
Shares reacquired	(26,230,603)	(253,023,683)

Net increase (decrease) in shares outstanding before conversion	40,263,780	387,561,538
Shares issued upon conversion from other share class(es)	1,283,449	12,391,471
Shares reacquired upon conversion into other share class(es)	(277,732)	(2,695,777)

Net increase (decrease) in shares outstanding	41,269,497	$397,257,232

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Class R6	Shares	Amount
Year ended October 31, 2020:
Shares sold	35,874,749	$341,591,251
Shares issued in reinvestment of dividends and distributions	3,863,833	36,810,989
Shares reacquired	(28,378,148)	(267,793,108)

Net increase (decrease) in shares outstanding before conversion	11,360,434	110,609,132
Shares issued upon conversion from other share class(es)	69,705	665,183
Shares reacquired upon conversion into other share class(es)	(138,345)	(1,324,648)

Net increase (decrease) in shares outstanding	11,291,794	$109,949,667

Year ended October 31, 2019:
Shares sold	40,706,958	$390,470,791
Shares issued in reinvestment of dividends and distributions	2,757,313	26,513,648
Shares reacquired	(24,978,738)	(240,621,300)

Net increase (decrease) in shares outstanding before conversion	18,485,533	176,363,139
Shares issued upon conversion from other share class(es)	76,883	743,615
Shares reacquired upon conversion into other share class(es)	(6,585)	(63,353)

Net increase (decrease) in shares outstanding	18,555,831	$177,043,401

8.    Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$1,200,000,000	$1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2020.

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Notes to Financial Statements  (continued)

9.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments lack liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

The US Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in

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which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of non-US investments are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk”. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s rate-setting policies. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invest cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the

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Notes to Financial Statements  (continued)

market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

120

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

10.    Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

PGIM Short Duration Multi-Sector Bond Fund    121

Financial Highlights

Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.72	$9.50	$9.72	$9.68	$9.65
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.28	0.22	0.20	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.01)	0.28	(0.18)	0.07	0.05
Total from investment operations	0.21	0.56	0.04	0.27	0.28
Less Dividends and Distributions:
Dividends from net investment income	(0.28)	(0.34)	(0.26)	(0.23)	(0.23)
Tax return of capital distributions	(0.02)	-	-	-	(0.02)
Distributions from net realized gains	(0.12)	-	-	-	-
Total dividends and distributions	(0.42)	(0.34)	(0.26)	(0.23)	(0.25)
Net asset value, end of year	$9.51	$9.72	$9.50	$9.72	$9.68
Total Return(b):	2.22%	6.01%	0.38%	2.85%	3.00%

Ratios/Supplemental Data:
Net assets, end of year (000)	$207,475	$125,539	$68,089	$25,392	$11,175
Average net assets (000)	$171,581	$89,724	$51,957	$15,175	$8,868
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.67%	0.77%	0.82%	0.85%	0.85%
Expenses before waivers and/or expense reimbursement	0.71%	0.82%	0.91%	1.16%	1.26%
Net investment income (loss)	2.32%	2.86%	2.34%	2.08%	2.35%
Portfolio turnover rate(e)	40%	67%	70%	84%	66%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

122

Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.73	$9.50	$9.72	$9.69	$9.65
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.20	0.15	0.13	0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.01)	0.29	(0.19)	0.06	0.06
Total from investment operations	0.13	0.49	(0.04)	0.19	0.22
Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.26)	(0.18)	(0.16)	(0.16)
Tax return of capital distributions	(0.02)	-	-	-	(0.02)
Distributions from net realized gains	(0.12)	-	-	-	-
Total dividends and distributions	(0.34)	(0.26)	(0.18)	(0.16)	(0.18)
Net asset value, end of year	$9.52	$9.73	$9.50	$9.72	$9.69
Total Return(b):	1.34%	5.24%	(0.40)%	1.98%	2.34%

Ratios/Supplemental Data:
Net assets, end of year (000)	$33,364	$27,197	$17,597	$10,471	$8,634
Average net assets (000)	$31,505	$22,711	$14,381	$9,001	$7,900
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.55%	1.60%	1.60%	1.60%	1.60%
Expenses before waivers and/or expense reimbursement	1.59%	1.68%	1.86%	1.99%	2.02%
Net investment income (loss)	1.47%	2.05%	1.54%	1.36%	1.61%
Portfolio turnover rate(e)	40%	67%	70%	84%	66%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    123

Financial Highlights  (continued)

Class Z Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.76	$9.53	$9.75	$9.69	$9.65
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.30	0.26	0.22	0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.01)	0.30	(0.19)	0.10	0.07
Total from investment operations	0.24	0.60	0.07	0.32	0.32
Less Dividends and Distributions:
Dividends from net investment income	(0.31)	(0.37)	(0.29)	(0.26)	(0.25)
Tax return of capital distributions	(0.02)	-	-	-	(0.03)
Distributions from net realized gains	(0.12)	-	-	-	-
Total dividends and distributions	(0.45)	(0.37)	(0.29)	(0.26)	(0.28)
Net asset value, end of year	$9.55	$9.76	$9.53	$9.75	$9.69
Total Return(b):	2.50%	6.39%	0.69%	3.30%	3.36%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,214,725	$737,632	$327,029	$75,355	$45,189
Average net assets (000)	$960,154	$552,598	$212,606	$37,657	$14,060
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.40%	0.50%	0.51%	0.60%	0.60%
Expenses before waivers and/or expense reimbursement	0.48%	0.56%	0.63%	0.81%	1.02%
Net investment income (loss)	2.59%	3.14%	2.70%	2.26%	2.51%
Portfolio turnover rate(e)	40%	67%	70%	84%	66%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

124

Class R6 Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.73	$9.50	$9.72	$9.69	$9.65
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.31	0.26	0.23	0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.02)	0.30	(0.19)	0.06	0.07
Total from investment operations	0.24	0.61	0.07	0.29	0.32
Less Dividends and Distributions:
Dividends from net investment income	(0.31)	(0.38)	(0.29)	(0.26)	(0.25)
Tax return of capital distributions	(0.02)	-	-	-	(0.03)
Distributions from net realized gains	(0.12)	-	-	-	-
Total dividends and distributions	(0.45)	(0.38)	(0.29)	(0.26)	(0.28)
Net asset value, end of year	$9.52	$9.73	$9.50	$9.72	$9.69
Total Return(b):	2.57%	6.52%	0.78%	3.00%	3.37%

Ratios/Supplemental Data:
Net assets, end of year (000)	$838,198	$747,059	$553,199	$266,398	$79,420
Average net assets (000)	$786,082	$682,527	$386,281	$175,232	$83,676
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.33%	0.39%	0.42%	0.60%	0.60%
Expenses before waivers and/or expense reimbursement	0.38%	0.45%	0.51%	0.70%	0.92%
Net investment income (loss)	2.71%	3.26%	2.74%	2.34%	2.62%
Portfolio turnover rate(e)	40%	67%	70%	84%	66%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    125

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Investment Portfolios, Inc. 17 and Shareholders of PGIM Short Duration Multi-Sector Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Short Duration Multi-Sector Bond Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 17, referred to hereafter as the “Fund”) as of October 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 17, 2020

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

126

Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2020, the Fund reports the maximum amount allowed per share but not less than $0.03 for Class A, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2020, the Fund reports the maximum amount allowable but not less than 44.06% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2020.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 6.06% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

PGIM Short Duration Multi-Sector Bond Fund	127

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Short Duration Multi-Sector Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since 2019) (information technology); Independent Director, Kabbage, Inc. (2018-2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Short Duration Multi-Sector Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Short Duration Multi-Sector Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Short Duration Multi-Sector Bond Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Short Duration Multi-Sector Bond Fund1 (the “Fund”) consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its

[1]	PGIM Short Duration Multi-Sector Bond Fund is a series of Prudential Investment Portfolios, Inc. 17.

PGIM Short Duration Multi-Sector Bond Fund

Approval of Advisory Agreements (continued)

deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator of the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

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The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also

PGIM Short Duration Multi-Sector Bond Fund

Approval of Advisory Agreements (continued)

considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the

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Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board noted that, effective December 13, 2019, PGIM Investments contractually reduced its management fee schedule. The current contractual fee rate schedule is as follows: 0.32% up to $5 billion; 0.31% over $5 billion.

•

The Board noted that, effective December 13, 2019, PGIM Fixed Income contractually reduced its subadvisory fee schedule. The current contractual fee rate schedule is as follows: 0.16% up to $5 billion; 0.15% over $5 billion.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap that (exclusive of certain fees and expenses) caps total annual operating expenses at 0.85% for Class A shares, 1.60% for Class C shares, 0.39% for Class Z shares and 0.32% for Class R6 shares through February 28, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Short Duration Multi-Sector Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Short Duration Multi-Sector Bond Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SHORT DURATION MULTI-SECTOR BOND FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	SDMAX	SDMCX	SDMZX	SDMQX
CUSIP	74440B876	74440B868	74440B843	74440B850

MF219E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended October 31, 2020, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended October 31, 2020, PwC billed the Registrant $130,650 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended October 31, 2019, the Registrant’s principal accountant was KPMG LLP (“KPMG”).    For the fiscal year ended October 31, 2019, KPMG billed the Registrant $128,007 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended October 31, 2020, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended October 31, 2020, fees of $5,103 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended October 31, 2019, fees of $2,836 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon.

(c) Tax Fees

For the fiscal years ended October 31, 2020 and October 31, 2019: none.

(d) All Other Fees

For the fiscal years ended October 31, 2020 and October 31, 2019: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2020 and October 31, 2019, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2020 and October 31, 2019 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 17

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 17, 2020

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	December 17, 2020